Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2004

                                                Government Securities
                                          Portfolio is a mutual fund that
                                          seeks high current income with a
                                          high degree of safety of principal.
                                          The Portfolio invests primarily in
                                          debt instruments issued or
                                          guaranteed by the U.S. government or
                                          its agencies and instrumentalities,
                                          including mortgage-backed securities.

                                                Shares of the Portfolio are
                                          sold only as an underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts. A
                                          prospectus for the insurance product
As with all mutual funds, the             you have selected accompanies this
Securities and Exchange Commission        Prospectus and explains how to
has not approved or disapproved the       select shares of the Portfolio as an
Portfolio's securities nor has it         investment under that insurance
determined that this Prospectus is        product.
accurate or complete. It is a
criminal offense to represent                   This Prospectus contains
otherwise.                                important information about the
                                          Portfolio's objective, its
                                          investment policies, strategies and
                                          risks.  Please read this Prospectus
                                          (and your insurance product
                                          prospectus) carefully before you
                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
------------------------------------------------------------

      3     The   Portfolio's   Investment   Objective   and
Principal Investment Strategies

      4     Main Risks of Investing in the Portfolio

      The Portfolio's Performance

      6     Fees and Expenses of the Portfolio

      7     About the Portfolio's Investments

      12    How the Portfolio is Managed

            Investing in the Portfolio
------------------------------------------------------------

      13    How to Buy and Sell Shares

      15    Dividends, Capital Gains and Taxes

      15    Financial Highlights

About the Portfolio

The   Portfolio's   Investment   Objective   and   Principal
Investment Strategies

What Is the Portfolio's Investment Objective?  The
Portfolio seeks a high level of current income with a high
degree of safety of principal, by investing primarily (at
least 80% of its net assets, plus borrowings for investment
purposes, under normal market conditions) in U.S.
government securities and U.S. government-related
securities.

What Does the Portfolio Mainly Invest In?  U.S. government
securities include debt securities that are issued or
guaranteed by the United States Treasury, such as Treasury
bills, bonds or notes, and securities issued or guaranteed
by agencies or federally-chartered corporate entities that
are referred to as "instrumentalities" of the U.S.
government.

      "U.S. government-related securities" are debt
obligations that are fully collateralized or secured by
U.S. government securities.  That means the U.S. government
securities are held to back the payments of interest and
repayments of principal.  The Portfolio invests significant
amounts of its assets in U.S. government-related
mortgage-backed securities, such as collateralized mortgage
obligations (called "CMO's") and mortgage participation
certificates.  Some of the U.S. government securities the
Portfolio buys are backed by the full faith and credit of
the U.S. government as to payment of interest and repayment
of principal.  Others are backed by the right of the issuer
to borrow from the U.S. Treasury.  Others are backed only
by the credit of the instrumentality.  All of these
different types of securities described in this paragraph
have some degree of credit support from the U.S. government
and are generally referred to as "U.S. government
securities" in this Prospectus.

      The Portfolio can also invest up to 20% of its net
assets (plus borrowings for investment purposes) in
investment-grade debt obligations issued by private
issuers, which do not have any credit support from the U.
S. government.

      The securities the Portfolio buys may pay interest at
fixed or floating rates, or may be "stripped" securities.
They may have short, medium or long-term maturities.  The
Portfolio can use hedging instruments and other derivative
investments to try to enhance income and to manage
investment risks. These investments are more fully
explained in "About the Portfolio's  Investments," below.

      |X|  How Do the Portfolio Managers Decide What
Securities to Buy or Sell?  In selecting securities for the
Portfolio, the portfolio managers research the universe of
U.S. government securities and private-issuer
mortgage-related securities and weigh yields and relative
values against investment risks.  While this process and
the inter-relationship of the factors used may change over
time and may vary in particular cases, in general, they
look for:
|_|   Sectors of the U.S. government debt market that they
         believe offer high relative value,
|_|   Securities that have high income potential to help
         cushion the Portfolio's share price against
         volatility,
|_|   Securities that are less sensitive to changes in
         interest rates, and
|_|   Different types of U.S. government and private-issuer
         securities.

Who Is the Portfolio Designed For? The Portfolio's shares
are available only as an investment option under certain
variable annuity contracts, variable life insurance
policies and investment plans offered through insurance
company separate accounts of participating insurance
companies, for investors seeking current income from a
Portfolio that also has the goal of preserving capital and
invests mainly in U.S. government securities.  However, the
Portfolio's share price and income levels will fluctuate.
The Portfolio's share price and distributions are not
backed or guaranteed by the U.S. government.  The Portfolio
is intended to be a long-term investment, not a short-term
trading vehicle.  The Portfolio is not a complete
investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The
Portfolio's investments are subject to changes in their
value from a number of factors described below.  There is
also the risk that poor security selection by the
Portfolio's investment Manager, OppenheimerFunds, Inc.,
will cause the Portfolio to underperform other funds having
similar objectives.

      |X| Interest Rate Risks.  Debt securities, including
U.S. government securities prior to their maturity, are
subject to changes in value when prevailing interest rates
change.  When interest rates fall, the values of
outstanding debt securities generally rise, and the
securities may sell for more than their face amount. When
interest rates rise, the values of outstanding debt
securities generally fall, and the securities may sell at a
discount from their face amount. The magnitude of these
price changes is generally greater for longer-term debt
securities than for short-term debt securities. However,
interest rate changes may have different effects on the
values of mortgage-related securities because of prepayment
risks, discussed below.

      At times the Portfolio may buy longer-term debt
securities to seek higher income. When the average maturity
of the Portfolio is longer, its share price may fluctuate
more when interest rates change. The Portfolio can buy
zero-coupon or "stripped" securities, which are
particularly sensitive to interest rate changes and the
rate of principal payments (and prepayments), and have
prices that may go up or down more than other types of debt
securities in response to those changes.  The Portfolio's
share prices can go up or down when interest rates change
because of the effect of interest rate changes on the value
of the Portfolio's investments in debt securities.

      |X| Prepayment Risk.  Prepayment risk occurs when the
mortgages underlying a mortgage-related security are
prepaid at a rate faster than anticipated (usually when
interest rates fall) and the issuer of the security can
prepay the principal prior to the security's maturity.
Mortgage-related securities that are subject to prepayment
risk, including the mortgage-related securities that the
Portfolio buys, generally offer less potential for gains
when prevailing interest rates decline, and have greater
potential for loss when interest rates rise.

      The impact of prepayments on the price of a security
may be difficult to predict and may increase the volatility
of the price.  Additionally, the Portfolio can buy
mortgage-related securities at a premium. Accelerated
prepayments on those securities could cause the Portfolio
to lose a portion of its principal investment represented
by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur
at slower rates than expected, which could have the effect
of lengthening the expected maturity of a short or
medium-term security.  That could cause its value to
fluctuate more widely in response to changes in interest
rates.  In turn, this could cause the value of the
Portfolio's shares to fluctuate more.

      |X| Credit Risk.  Debt securities are subject to
credit risk.  Credit risk relates to the ability of the
issuer of a security to make interest and principal
payments on the security as they become due. While
securities directly issued by the U.S. Treasury and certain
agencies that are backed by the full faith and credit of
the U.S. government have little credit risk and securities
issued by other agencies or instrumentalities of the U.S.
government generally have low credit risks, securities
issued by private issuers may have greater credit risks. If
the issuer fails to pay interest, the Portfolio's income
might be reduced and if the issuer fails to repay
principal, the value of that security and of the
Portfolio's shares might be reduced. A downgrade in an
issuers credit rating or other adverse news about an issuer
can reduce the value of the issuer's securities.

      |X|  There are Special Risks in Using Derivative
Investments. The Portfolio can use derivatives to seek
increased income or to try to hedge investment risks and
preserve capital. In general terms, a derivative investment
is an investment contract whose value depends on (or is
derived from) the value of an underlying asset, interest
rate or index. Options, futures, stripped securities,
collateralized mortgage obligations, and structured notes
are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the
amount due, the Portfolio can lose money on the
investment.  Also, the underlying security or investment on
which the derivative is based, and the derivative itself,
may not perform the way the Manager expected it to
perform.  If that happens, the Portfolio's share price
could decline or the Portfolio could get less income than
expected. The Portfolio has limits on the amount of
particular types of derivatives it can hold.  However,
using derivatives can cause the Portfolio to lose money on
its investments and/or increase the volatility of its share
prices.

      How Risky is the Portfolio Overall?  The risks
described above collectively form the risk profile of the
Portfolio, and can affect the value of the Portfolio's
investments, its investment performance and its price per
share.  These risks mean that you can lose money by
investing in the Portfolio.  When you redeem your shares,
they may be worth more or less than what you paid for
them.

      Changes in the overall market prices of securities
and their yield can occur at any time.  The share price and
yield of the Portfolio will change daily based on changes
in market prices of securities and market conditions, and
in response to other economic events.  There is no
assurance that the Portfolio will achieve its investment
objective.  Although U.S. government securities that are
backed by the full faith and credit of the U.S. government
have little credit risk, prior to their maturity, their
values are subject to interest rate risks.  Collateralized
mortgage obligations and other mortgage-related securities
are subject to a number of risks, especially prepayment
risks, that can reduce their values.  These risks can cause
the Portfolio's share price to fluctuate and can affect its
yield.  The Portfolio is generally less aggressive than
other types of fixed-income funds, particularly those that
invest in lower-grade securities. It has more risks than a
money market fund or a portfolio that invests only in U.S.
Treasury securities.

An investment in the Portfolio is not a deposit of any bank
and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Portfolio's Performance

The bar chart and table below show one measure of the risks
of investing in the Portfolio, by showing changes in the
Portfolio's performance from year to year for the last 10
calendar years and by showing how the average annual total
returns compare to the returns of a broad-based market
index.  The Portfolio's past investment performance is not
necessarily an indication of how the Portfolio will perform
in the future.

Annual Total Returns (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing
annual total returns]

For the period 1/1/04 through 3/31/04, the Portfolio's
cumulative return (not annualized) was 2.31%.  Charges
imposed by the separate accounts that invest in the
Portfolio are not included in the calculations of return in
this bar chart, and if those charges were included, the
returns would be less than those shown.
During the period shown in the bar chart, the highest
return (not annualized) for a calendar quarter was 6.42%
(3rdQTR02) and the lowest return (not annualized) for a
calendar quarter was -3.77% (1stQTR94).

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Average  Annual Total  Returns
for    the    periods    ended --------------

December 31, 2003                  1 Year        5 Years         10 Years

-------------------------------------------------------------------------------
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Government Securities

Portfolio (inception: 5/13/92)     2.58%          5.97%          6.13%

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Merrill Lynch Master

Government Index                   2.36%          6.22%          6.71%1

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1. From 12/31/93.
The  Portfolio's  average  annual total returns  measure the performance  of a  hypothetical  account  without  deducting charges imposed by the separate  accounts that invest in the
Portfolio  and assume that all  dividends  and capital gains distributions  have been  reinvested in  additional  shares.
Because the Portfolio invests  primarily in U.S.  government securities,  the  performance of the  Portfolio's  shares is compared to the Merrill Lynch Master  Government  Index,  an unmanaged  composite  index of both the  Treasury and Agency
Master Indices. The index performance includes  reinvestment of income  but does not  reflect  transaction  costs,  fees, expenses or taxes.  The Portfolio may have  investments that vary from the index.

The Portfolio's total returns should not be expected to be
the same as the returns of other Oppenheimer funds, even if
funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following table is provided to help you understand the
fees and expenses you may pay if you buy and hold shares of
the Portfolio. The Portfolio pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services. Those
expenses are subtracted from the Portfolio's assets to
calculate the Portfolio's net asset values per share. All
shareholders therefore pay those expenses indirectly. The
numbers below are based on the Portfolio's expenses during
its fiscal year ended December 31, 2003.

Shareholder Fees.  The Portfolio does not charge any
initial sales charge to buy shares or to reinvest
dividends.  There are no exchange fees or redemption fees
and no contingent deferred sales charges. Please refer to
the accompanying prospectus of the participating insurance
company for information on initial or contingent deferred
sales charges, exchange fees or redemption fees for that
variable life insurance policy, variable annuity or other
investment product.  Those charges and fees are not
reflected in the table below.

Annual Fund  Operating  Expenses  (deducted  from  Portfolio assets):

(% of average daily net assets)

---------------------------------------------------------------------------

Management Fees                                       0.525%

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Distribution and Service (12b-1) Fees                   N/A
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Other Expenses                                         0.31%

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Total Annual Operating Expenses                        0.84%

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Expenses may vary in future  years.  "Other  Expenses"
in the table include  transfer  agent fees,  custodial
fees,  and accounting and legal expenses the Portfolio
pays. The  Portfolio's  transfer agent has voluntarily
agreed to limit  transfer  and  shareholder  servicing
agent fees to 0.35% per fiscal year. That  undertaking
may be  amended  or  withdrawn  at any  time.  For the
Portfolio's  fiscal year ended  December 31, 2003, the
transfer   agent  fees  did  not  exceed  the  expense
limitation described above.

EXAMPLE.  The following example is intended to help you
compare the cost of investing in the Portfolio with the
cost of investing in other mutual funds.  The example
assumes that you invest $10,000 in the Portfolio for the
time periods indicated and reinvest your dividends and
distributions.

The example assumes that you redeem all of your shares at
the end of those periods. It also assumes that your
investment has a 5% return each year and that the operating
expenses remain the same. Your actual costs may be higher
or lower because expenses will vary over time. Based on
these assumptions your expenses would be as follows:

-------------------------------------------------------------------------------
If shares are             1 Year        3 Years       5 Years      10 Years
redeemed:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            $86          $268          $466         $1,037

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About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks.
The allocation of the Portfolio's investment holdings among
different investments will vary over time based upon the
Manager's evaluation of economic and market trends.  The
Portfolio might not always hold all of the different types
of investments described in this Prospectus.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased, and in
some cases by using hedging techniques.  The Portfolio
attempts to reduce its exposure to market risks by not
investing too great a percentage of the Portfolio's assets
in any one type or issue of debt security (other than
direct Treasury obligations, which have little credit
risk).

      o  Under normal market conditions, the Portfolio
invests at least 80% of its net assets (plus borrowings for
investment purposes) in U.S. government securities and U.S.
government-related securities.

      o  U.S. government securities the Portfolio buys are
issued or guaranteed by the U.S. government or its agencies
or instrumentalities.
      o  The Portfolio can also invest up to 20% of its net
assets in investment grade debt obligations of private
issuers.

      The Statement of Additional Information contains more
detailed information about the Portfolio's investment
policies and risks.

U.S. Government Securities.  The Portfolio can invest in a
variety of long, medium and short-term securities issued or
guaranteed by the U.S. Treasury or U.S. government agencies
or instrumentalities:

      |X|  U.S. Treasury Obligations.  These include
Treasury bills (having maturities of one year or less when
issued), Treasury notes (having maturities of from more
than one year to ten years when issued), and Treasury bonds
(having maturities of more than ten years when issued).
Treasury securities are backed by the full faith and credit
of the United States as to timely payments of interest and
repayments of principal.  The Portfolio can buy U. S.
Treasury securities that have been "stripped" of their
interest coupons by a Federal Reserve Bank, zero-coupon
U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").  Although not
rated, Treasury obligations have little credit risk.

      |X| Obligations of U.S. Government Agencies or
Instrumentalities. These include direct obligations, such
as notes, and mortgage-related securities that have
different levels of credit support from the U.S.
government. Some are supported by the full faith and credit
of the U.S. government, such as Government National
Mortgage Association (called "Ginnie Mae") pass-through
mortgage certificates.  Some are supported by the right of
the issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association ("Fannie Mae") bonds.  Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation ("Freddie Mac")
obligations.

            |_| Mortgage-Related U.S. Government
Securities. These include interests in pools of residential
or commercial mortgages, in the form of collateralized
mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government
securities have collateral to secure payment of interest
and principal.  They may be issued in different series with
different interest rates and maturities.  The collateral is
either in the form of mortgage pass-through certificates
issued or guaranteed by a U.S. agency or instrumentality or
mortgage loans insured by a U.S. government agency.  The
Portfolio can have significant amounts of its assets
invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in
part, by assumptions about the cash flows from the rate of
payments of the underlying mortgages.  Changes in interest
rates may cause the rate of expected prepayments of those
mortgages to change.  In general, prepayments increase when
general interest rates fall and decrease when interest
rates rise.

      If prepayments of mortgages underlying a CMO occur
faster than expected when interest rates fall, the market
value and yield of the CMO could be reduced and the
Portfolio might have to reinvest the prepayment proceeds at
lower interest rates, which could reduce its yield.  When
interest rates rise rapidly, if prepayments occur more
slowly than expected, a short- or medium-term CMO can in
effect become a long-term security, subject to greater
fluctuations in value.  These prepayment risks can make the
prices of CMOs very volatile when interest rates change.
The prices of longer-term debt securities tend to fluctuate
more than those of shorter-term debt securities.  That
volatility will affect the Portfolio's share prices.

      |X| Special Portfolio Diversification Requirements.
To enable a variable annuity or variable life insurance
contract based on an insurance company separate account to
qualify for favorable tax treatment under the Internal
Revenue Code, the underlying investments must follow
special diversification requirements that limit the
percentage of assets that can be invested in securities of
particular issuers.  The Portfolio's investment program is
managed to meet those requirements, in addition to other
diversification requirements under the Internal Revenue
Code and the Investment Company Act that apply to
publicly-sold mutual funds.

      Failure by the Portfolio to meet those special
requirements could cause earnings on a contract owner's
interest in an insurance company separate account to be
taxable income. Those diversification requirements might
also limit, to some degree, the Portfolio's investment
decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and
Policies Change?  The Board of Directors can change
non-fundamental investment policies without shareholder
approval, although significant changes will be described in
amendments to this Prospectus.  The Portfolio's
non-fundamental policy of investing at least 80% of its net
assets in U.S. Government and U.S. Government related
securities will not be changed without first giving
shareholders 60 days' advance written notice.  Fundamental
policies are those that cannot be changed without the
approval of a majority of the Portfolio's outstanding
voting shares.  The Portfolio's investment objective is not
a fundamental policy, but will not be changed by the Board
of Directors without advance notice to shareholders.
Investment restrictions that are fundamental policies are
listed in the Statement of Additional Information.  An
investment policy is not fundamental unless this Prospectus
or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the
Portfolio can also use the investment techniques and
strategies described below.  The Portfolio might not always
use all of them.  These techniques involve certain risks,
although some are designed to help reduce overall
investment or market risks.

      |X| Loans of Portfolio Securities.  The Portfolio
has entered into a Securities Lending Agreement with JP
Morgan Chase.  Under the agreement, securities of the
Portfolio may be loaned to brokers, dealers and other
financial institutions.  The Securities Lending
Agreement provides that loans must be adequately
collateralized and may be made only in conformity with
the Portfolio's Securities Lending Guidelines, adopted
by the Board of Directors.  The value of the securities
loaned may not exceed 25% of the value of the
Portfolio's net assets.

      |X| Private-Issuer Debt Securities.  The Portfolio
can invest up to 20% of its assets in debt securities
issued by private issuers under normal market conditions.
These debt obligations must be "investment-grade", which
means that if they are rated, they must be rated within the
four highest rating categories of Moody's Investors
Service, Inc. or Standard & Poor's Rating Service or that
have a comparable rating by another rating organization.
If they are unrated, the Portfolio can buy them only if
they are assigned a rating comparable to investment-grade
by the Manager.

      A reduction in the rating of a security after its
purchase by the Portfolio will not automatically require
the Portfolio to dispose of that security.  However, the
Manager will evaluate those securities to determine whether
to keep them in the Portfolio.

            |_| Private-Issuer Mortgage-Backed Securities.
The Portfolio can invest in mortgage-backed securities
issued by private issuers, which do not offer the credit
backing of U.S. government securities.  Private issuer
securities are subject to the credit risks of the issuers
as well as the interest rate risks and prepayment risks of
CMO's, discussed above, although in some cases they may be
supported by insurance or guarantees.  Primarily, these
include multi-class debt or pass-through certificates
secured by mortgage loans.  They may be issued by banks,
savings and loans, mortgage bankers and other
non-governmental issuers.  The Portfolio's investments in
privately-issued mortgage-related securities are limited to
those rated in the two highest rating categories of a
national rating organization (or unrated securities having
a comparable rating assigned by the Manager).

            |_| Asset-Backed Securities.  The Portfolio can
buy asset-backed securities which are fractional interests
in pools of loans collateralized by loans or other assets
or receivables.  They are issued by trusts and special
purpose corporations that pass the income from the
underlying pool to the buyer of the interest.  These
securities are subject to prepayment risks, and the risks
of default by the issuer as well as by the borrowers of the
underlying loans in the pool.

      |X|  Zero-Coupon and "Stripped" Securities.  Some of
the U.S. government and corporate debt securities the
Portfolio can buy are zero-coupon bonds that pay no
interest.  They are issued at a substantial discount from
their face value.  "Stripped" securities are the separate
income or principal components of a debt security.  Some
CMO's or other mortgage-related securities may be stripped,
with each component having a different proportion of
principal or interest payments.  One class might receive
all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to
greater fluctuations in price from interest rate changes
than conventional interest-bearing securities.  The
Portfolio may have to pay out the imputed income on
zero-coupon securities without receiving the actual cash
currently.  Interest-only securities are particularly
sensitive to changes in interest rates.

      The values of interest-only mortgage-related
securities are also very sensitive to prepayments of
underlying mortgages.  Principal-only securities are also
sensitive to changes in interest rates. When prepayments
tend to fall, the timing of the cash flows to these
securities increases, making them more sensitive to changes
in interest rates.  The market for some of these securities
may be limited, making it difficult for the Portfolio to
value them or to dispose of its holdings at an acceptable
price.

         |X| Repurchase Agreements.  The Portfolio can
enter into repurchase agreements.  In a repurchase
transaction, the Portfolio buys a security and
simultaneously sells it to the vendor for delivery at a
future date.  Repurchase agreements must be fully
collateralized.  However, if the vendor fails to pay the
resale price on the delivery date, the Portfolio could
incur costs in disposing of the collateral and might
experience losses if there is any delay in its ability to
do so. There is no limit on the amount of the Portfolio's
net assets that may be subject to repurchase agreements of
seven days or less.

      |X|  Derivative Investments.  The Portfolio can
invest in a number of different kinds of "derivative"
investments.  In general terms, a derivative investment is
an investment contract whose value depends on (or is
derived from) the value of an underlying asset, interest
rate or index.  In the broadest sense, collateralized
mortgage obligations and other mortgage-related securities,
as well as exchange-traded options, futures contracts and
other hedging instruments the Portfolio can use may be
considered "derivative investments."  In addition to using
hedging instruments, the Portfolio can use other derivative
investments because they offer the potential for increased
income.

      Derivatives have risks.  If the issuer of the
derivative investment does not pay the amount due, the
Portfolio can lose money on the investment.  The underlying
security or investment on which a derivative is based, and
the derivative itself, may not perform the way the Manager
expected it to.  As a result of these risks, the Portfolio
could realize less principal or income from the investment
than expected or its hedge might be unsuccessful.  As a
result, the Portfolio's share prices could fall. Certain
derivative investments held by the Portfolio might be
illiquid.

      |X|  Hedging.  The Portfolio can buy and sell certain
kinds of futures contracts and call options, including
options on futures and debt securities indices.  These are
all referred to as "hedging instruments."  The Portfolio
does not use hedging instruments for speculative purposes,
and has limits on its use of them.  The Portfolio is not
required to use hedging investments in seeking its goal.

      The Portfolio could buy and sell options and futures
for a number of purposes. It might do so to try to manage
its exposure to the possibility that the prices of its
portfolio securities may decline, or to establish a
position in the securities market as a temporary substitute
for purchasing individual securities.  It might do so to
try to manage its exposure to changing interest rates.

      Some of these strategies would hedge the Portfolio
against price fluctuations. Other hedging strategies, such
as buying futures and call options, would tend to increase
the Portfolio's  exposure to the securities market.
Writing covered call options might also provide income to
the Portfolio for liquidity purposes or to raise cash to
distribute to shareholders.

      Options trading involves the payment of premiums and
has special tax effects on the Portfolio. There are also
special risks in particular hedging strategies.  If the
Manager used a hedging instrument at the wrong time or
judged market conditions incorrectly, the strategy could
reduce the Portfolio's return.  The Portfolio could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments or
if it could not close out a position because of an illiquid
market.

      |X| Portfolio Turnover.  The Portfolio can engage in
active and frequent trading to try to achieve its
objective.  While portfolio turnover may affect transaction
costs the Portfolio pays, in most cases it does not pay
brokerage commissions on debt securities it buys.  The
Financial Highlights table at the end of this Prospectus
shows the Portfolio's turnover rates during prior fiscal
years.

How the Portfolio Is Managed

The Manager.  The Manager chooses the Portfolio's
investments and handles its day-to-day business.  The
Manager carries out its duties, subject to the policies
established by the Board of Directors, under an investment
advisory agreement that states the Manager's
responsibilities.  The agreement sets the fees the
Portfolio pays to the Manager and describes the expenses
that the Portfolio is responsible to pay to conduct its
business.

      The Manager has been an investment advisor since
January 1960.  The Manager and its subsidiaries and
controlled affiliates manage more than $155 billion in
assets as of March 31, 2004, including other Oppenheimer
funds with more than 7 million shareholder accounts.  The
Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10021-1008.

      |X| Portfolio Manager. The Portfolio is managed by a
portfolio management team comprised of Angelo Manioudakis,
Benjamin Gord and Geoffrey Caan.  The portfolio management
team is primarily responsible for the day-to-day management
of the Portfolio. Mr. Manioudakis is a Vice President of
the Portfolio and Senior Vice President of the Manager.
Prior to joining the Manager in April 2002, Mr. Manioudakis
was a portfolio manager at Morgan Stanley Investment
Management from August 1993-April 2002.  Mr. Gord is a Vice
President of the Portfolio and a Vice President of the
Manager (since April 2002).  Prior to joining the Manager,
Mr. Gord was an executive director and senior fixed income
analyst at Miller Anderson & Sherrerd, a division of Morgan
Stanley Investment Management (from April 1992-March
2002).  Mr. Caan is a Vice President of the Portfolio and
Vice President of the Manager since August 2003.  Prior to
joining the Manager, Mr. Caan was a Vice President of ABN
AMRO NA, Inc. (from June 2002 - August 2003) and a Vice
President of Zurich Scudder Investments (January 1999 -
June 2002).

      |X|   Advisory Fees.  Under the investment advisory
agreement, the Portfolio pays the Manager an advisory fee
at an annual rate that declines on additional assets as the
Portfolio grows: 0.525% of the first $300 million of
average daily net assets of the Portfolio, 0.500% of the
next $100 million, and 0.450% of average daily net assets
over $400 million.  The Portfolio's management fee for its
last fiscal year ended December 31, 2003 was 0.525% of
average daily net assets.

      Possible Conflicts of Interest.  The Portfolio offers
         its shares to separate accounts of |X| different
insurance companies as an investment for their variable
annuity, variable life and other investment product
contracts.  While the Portfolio does not foresee any
disadvantages to contract owners from these arrangements,
it is possible that the interests of owners of different
contracts participating in the Portfolio through different
separate accounts might conflict. For example, a conflict
could arise because of differences in tax treatment.

      The Board has procedures to monitor the portfolio for
possible conflicts to determine what action should be
taken.  If an irreconcilable conflict occurs, the Board
might require one or more participating insurance company
separate accounts to withdraw their investments in the
Portfolio.  That could force the Portfolio to sell
securities at disadvantageous prices, and orderly portfolio
management could be disrupted.  Also, the Board might
refuse to sell shares of the Portfolio to a particular
separate account, or could terminate the offering of the
Portfolio's shares if required to do so by law or if it
would be in the best interests of the shareholders of the
Portfolio to do so.

Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be
purchased only by separate investment accounts of
participating insurance companies as an underlying
investment for variable life insurance policies, variable
annuity contracts or other investment products.  Individual
investors cannot buy shares of the Portfolio directly.
Please refer to the accompanying prospectus of the
participating insurance company for information on how to
select the Portfolio as an investment option for that
variable life insurance policy, variable annuity or other
investment product.  The Portfolio reserves the right to
refuse any purchase order when the Manager believes it
would be in the Portfolio's best interests to do so.

         |X| Excessive Short-Term Exchange Activity.  The
Portfolio discourages excessive short-term activity and has
asked its participating insurance companies for their
cooperation in trying to prevent such activity in their
separate accounts by investors and their financial
advisors. While the Portfolio recognizes that some contract
owners may engage in periodic asset allocation and
re-balancing of fund investments in their accounts, making
an exchange out of the Portfolio within 30 days of buying
shares (either by purchase or exchange), or making more
than four "round trip" exchanges between funds in a year,
may be considered excessive short-term exchange activity.
Separate accounts under common ownership or control are
combined for these limits.  There may be other types of
transactions that demonstrate a pattern of harmful
short-term exchanges, and transactions involving larger
amounts of money raise special concerns because of the
effect of exchanges on Portfolio liquidity, investment
programs and transaction costs. The Portfolio seeks the
cooperation of participating insurance companies in
preventing excessive short-term exchange activity by their
respective separate account investors, and the Portfolio's
Transfer Agent attempts to selectively monitor flows into
and out of the Portfolio, but there can be no assurance
that the Portfolio, the Transfer Agent or the Portfolio's
participating insurance companies will be successful in
curbing abusive short-term exchanges.

------------------------------------------------------------

Information about your investment in the Portfolio through
your variable annuity contract, variable life insurance
policy or other plan can be obtained only from your
                                     ----
participating insurance company or its servicing agent. The
Portfolio's Transfer Agent does not hold or have access to
those records. Instructions for buying or selling shares of
the Portfolio should be given to your insurance company or
its servicing agent, not directly to the Portfolio or its
Transfer Agent.
------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their
offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases
of its shares. If there are any charges imposed under the
variable annuity, variable life or other contract through
which Portfolio shares are purchased, they are described in
the accompanying prospectus of the participating insurance
company.

Net Asset Value. The net asset value per share is
determined as of the close of The New York Stock Exchange
(the "Exchange") on each day that the Exchange is open for
trading (referred to in this Prospectus as a "regular
business day").  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some days.  All
references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by
dividing the value of the Portfolio's net assets
attributable to a class by the number of shares of that
class that are outstanding. To determine net asset value,
the Board of Directors has established procedures to value
the Portfolio's securities, in general based on market
values. The Board has adopted special procedures for
valuing illiquid and restricted securities and obligations
for which market values cannot be readily obtained. Because
some foreign securities trade in markets and on exchanges
that operate on weekends and U.S. holidays, the values of
some of the Portfolio's foreign investments may change on
days when investors cannot buy or redeem Portfolio shares.

      If, after the close of the principal market on which
a security held by the Portfolio is traded, and before the
time the Portfolio's securities are priced that day, an
event occurs that the Manager deems likely to cause a
material change in the value of such security, the Board of
Directors has authorized the Manager, subject to the
Board's review, to ascertain a fair value for such
security.  A security's valuation may differ depending on
the method used for determining value.

The Offering Price.  The offering price that applies to an
order from a participating insurance company is based on
the next calculation of the net asset value per share that
is made after the insurance company (as the Portfolio's
designated agent to receive purchase orders) receives a
purchase order from its contract or policy owners to
purchase Portfolio shares on a regular business day,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. on the next regular business
day at the offices of its Transfer Agent in Colorado.  The
participating insurance company must receive that order
before the close of the Exchange.

How Are Shares Redeemed?  As with purchases, only the
participating insurance companies that hold Portfolio
shares in their separate accounts for the benefit of
variable annuity contracts, variable life insurance
policies or other investment products can place orders to
redeem shares.  Contract holders and policyholders should
not directly contact the Portfolio or its transfer agent to
request a redemption of Portfolio shares.  Contract owners
should refer to the withdrawal or surrender instructions in
the accompanying prospectus of the participating insurance
company.

      The share price that applies to a redemption order is
the next net asset value per share that is determined after
the participating insurance company (as the Portfolio's
designated agent) receives a redemption request on a
regular business day from its contract or policy holder,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. the next regular business
day at the office of its Transfer Agent in Colorado.  The
Portfolio normally sends payment by Federal Funds wire to
the insurance company's account the day after the Portfolio
receives the order (and no later than 7 days after the
Portfolio's receipt of the order).  Under unusual
circumstances determined by the Securities and Exchange
Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends
separately from net investment income, if any, on an annual
basis, and to pay those dividends in March on a date
selected by the Board of Directors.  Dividends and
distributions will generally be lower for Service shares,
which normally have higher expenses.  The Portfolio has no
fixed dividend rate and cannot guarantee that it will pay
any dividends.

      All dividends (and any capital gains distributions)
will be reinvested automatically in additional Portfolio
shares at net asset value for the account of the
participating insurance company (unless the insurance
company elects to have dividends or distributions paid in
cash).

Capital Gains.  The Portfolio may realize capital gains on
the sale of portfolio securities.  If it does, it may make
distributions out of any net short-term or long-term
capital gains in March of each year. The Portfolio may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year.  There can be no
assurance that the Portfolio will pay any capital gains
distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable
annuity contract, a variable life insurance policy or other
investment product of a participating insurance company,
please refer to the accompanying prospectus of your
participating insurance company.  Because shares of the
Portfolio may be purchased only through insurance company
separate accounts for variable annuity contracts, variable
life insurance policies or other investment products,
dividends paid by the Portfolio from net investment income
and distributions (if any) of net realized short-term and
long-term capital gains will be taxable, if at all, to the
participating insurance company.

      This information is only a summary of certain federal
income tax information about an investment in Portfolio
shares. You should consult with your tax adviser or your
participating insurance company representative about the
effect of an investment in the Portfolio under your
contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Portfolio's financial performance for the
past five fiscal years.  Certain information reflects
financial results for a single Portfolio share.  The total
returns in the table represent the rate that an investor
would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and
distributions). This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent
auditors, whose report, along with the Portfolio's
financial statements, is included in the Statement of
Additional Information, which is available on request.

   --------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     YEAR ENDED DECEMBER 31,                                        2003          2002          2001          2000          1999
   -------------------------------------------------------------------------------------------------------------------------------

     PER SHARE OPERATING DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                          $1.16         $1.11         $1.10         $1.05         $1.13
   -------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income                                           .04           .05           .04           .07           .07
     Net realized and unrealized gain (loss)                        (.01)          .06           .04           .05          (.09)
                                                                   ---------------------------------------------------------------
     Total from investment operations                                .03           .11           .08           .12          (.02)
   -------------------------------------------------------------------------------------------------------------------------------
     Dividends and/or distributions to shareholders:
     Dividends from net investment income                           (.05)         (.06)         (.07)         (.07)         (.06)
   -------------------------------------------------------------------------------------------------------------------------------

     Net asset value, end of period                                $1.14         $1.16         $1.11         $1.10         $1.05
                                                                   ===============================================================

   -------------------------------------------------------------------------------------------------------------------------------
     TOTAL RETURN, AT NET ASSET VALUE 1                             2.58%        10.06%         7.23%        12.36%        (1.73)%
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                    $19,537       $21,946       $18,984       $18,904       $20,150
   -------------------------------------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                           $20,743       $20,347       $18,805       $18,702       $22,683
   -------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets: 2
     Net investment income                                          3.43%         4.42%         3.49%         6.07%         5.80%
     Total expenses                                                 0.84% 3       0.77% 3       0.79% 3       0.74% 3       0.70%
   -------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                          43%           25%           19%           31%           14%

     1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
     2. Annualized for periods of less than one full year.
     3. Reduction to custodian expenses less than 0.01%.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               10  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES
     Government Securities Portfolio (the Portfolio) is a series of
     Panorama Series Fund, Inc. (the Company) which is registered under the
     Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds,
     Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
          The following is a summary of significant accounting policies consistently followed by the Portfolio.
    -------------------------------------------------------------------------
     SECURITIES VALUATION. Securities listed or traded on National Stock
     Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on
     NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the
     Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
    -------------------------------------------------------------------------
     SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date;
     however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date.
     During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Portfolio had entered into net when issued commitments of $11,117,203.
          In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
          Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery;
     counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
    -------------------------------------------------------------------------
     JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by
     U.S. government securities, these balances are invested in one or

               11  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES  Continued
     more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
    -------------------------------------------------------------------------
     FEDERAL TAXES. The Portfolio intends to comply with provisions of the
     Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

     The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
     UNDISTRIBUTED      UNDISTRIBUTED            ACCUMULATED        OTHER INVESTMENTS
     NET INVESTMENT         LONG-TERM                   LOSS       FOR FEDERAL INCOME
     INCOME                      GAIN       CARRYFORWARD 1,2             TAX PURPOSES
     --------------------------------------------------------------------------------

     $684,791                $398,720               $285,384                 $848,744

     1. During the fiscal years ended December 31, 2003 and December 31,
     2002, the Portfolio utilized $531,781 and $278,340, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal years.
     2. The Portfolio had $285,384 of straddle losses which were deferred.

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Portfolio were unaffected by the reclassifications.

                                INCREASE TO                   REDUCTION TO
                                ACCUMULATED                ACCUMULATED NET
     INCREASE TO             NET INVESTMENT               REALIZED GAIN ON
     PAID-IN CAPITAL                 INCOME                  INVESTMENTS 3
     ---------------------------------------------------------------------

     $30,688                         $2,847                        $33,535

     3. $30,688, all of which was long-term capital gain, was distributed in connection with Portfolio share redemptions.

     The tax character of distributions paid during the years ended
     December 31, 2003 and December 31, 2002 was as follows:

                                        YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 2003        DECEMBER 31, 2002
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                      $899,661                 $963,733

     The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December
     31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               12  GOVERNMENT SECURITIES PORTFOLIO

                 Federal tax cost of securities              $30,097,107
                 Federal tax cost of other investments         4,865,593
                                                             -----------
                 Total federal tax cost                      $34,962,700
                                                             ===========

                 Gross unrealized appreciation               $   853,100
                 Gross unrealized depreciation                    (4,356)
                                                             -----------
                 Net unrealized appreciation                 $   848,744
                                                             ===========

    -------------------------------------------------------------------------
     DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other
     Oppenheimer funds selected by the Director. Deferral of directors'
     fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
    -------------------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
     distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
    -------------------------------------------------------------------------
     INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
    -------------------------------------------------------------------------
     EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the
     Portfolio.
    -------------------------------------------------------------------------
     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
    -------------------------------------------------------------------------
     OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
     America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    -------------------------------------------------------------------------
     2. SHARES OF CAPITAL STOCK

     The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                                Year Ended December 31, 2003          Year Ended December 31, 2002
                                                                    Shares            Amount              Shares            Amount
     -------------------------------------------------------------------------------------------------------------------------------

     Sold                                                          627,258       $   727,437           3,210,485       $ 3,594,795
     Dividends and/or distributions reinvested                     796,160           899,661             917,840           963,733
     Redeemed                                                   (3,122,195)       (3,553,592)         (2,354,619)       (2,622,820)
                                                                --------------------------------------------------------------------
     Net increase (decrease)                                    (1,698,777)      $(1,926,494)          1,773,706       $ 1,935,708
                                                                ====================================================================

     -------------------------------------------------------------------------------------------------------------------------------

     3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31,
     2003, were $10,782,129 and $10,814,969, respectively.

               13  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
    -------------------------------------------------------------------------
     ACCOUNTING FEES. The Manager acts as the accounting agent for the
     Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
    -------------------------------------------------------------------------
     Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2003, the Portfolio paid $10,012 to OFS for services to the Portfolio.
          Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than
     $10 million and $10,000 for assets of $10 million or more. The
     Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
          OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
    -------------------------------------------------------------------------
     5. FUTURES CONTRACTS
     A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
          The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
          Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
          Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and
     Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the
     Statement of Investments. The Statement of Assets and Liabilities
     reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the
     Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
          Risks of entering into futures contracts (and related options)
     include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               14  GOVERNMENT SECURITIES PORTFOLIO

     As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                                                       UNREALIZED
                                          EXPIRATION                 NUMBER OF              VALUATION AS OF          APPRECIATION
     CONTRACT DESCRIPTION                      DATES                 CONTRACTS            DECEMBER 31, 2003        (DEPRECIATION)
     ------------------------------------------------------------------------------------------------------------------------------

     CONTRACTS TO SELL
     U.S. Long Bonds                         3/22/04                         5                   $  546,563              $  1,418
     U.S. Treasury Nts., 2 yr.               3/30/04                        16                    3,424,750               (10,321)
     U.S. Treasury Nts., 5 yr.               3/22/04                         6                      669,750                (3,163)
     U.S. Treasury Nts., 10 yr.              3/22/04                         2                      224,531                    (2)
                                                                                                                         ----------
                                                                                                                         $(12,068)
                                                                                                                         ==========

    -------------------------------------------------------------------------
     6. TOTAL RETURN SWAP CONTRACTS
     The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.
     The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

     As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                  PAID BY                 RECEIVED BY
     SWAP                NOTIONAL        THE PORTFOLIO AT             THE PORTFOLIO AT        TERMINATION            UNREALIZED
     COUNTERPARTY          AMOUNT       DECEMBER 31, 2003            DECEMBER 31, 2003               DATE          APPRECIATION
     ------------------------------------------------------------------------------------------------------------------------------

                                                                Value of total return
     Deutsche Bank                        One-Month LIBOR          of Lehman Brothers
     AG                  $543,000                    Flat                  CMBS Index             6/30/04                 $497

    -------------------------------------------------------------------------
     7. ILLIQUID SECURITIES
     As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than
     15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2003 was
     $415,363, which represents 2.13% of the Portfolio's net assets.

    -------------------------------------------------------------------------
     8. SECURITIES LENDING
     The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount no less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Portfolio had on loan securities valued at approximately $5,404,000. Cash of $5,497,317 was received as collateral for the loans, and has been invested in approved instruments.

               15  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     9. BORROWING AND LENDING ARRANGEMENTS
     The Portfolio entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and
     Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the
     Portfolio's Board of Directors, based upon a recommendation by the
     Manager. The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the
     Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another
     Oppenheimer fund. If the Portfolio lends money to another fund, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
          The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

INFORMATION AND SERVICES
For More Information on Government Securities Portfolio
The following additional  information about the Portfolio is available without charge upon request:

STATEMENT   OF   ADDITIONAL   INFORMATION.   This   document
includes   additional   information  about  the  Portfolio's
investment   policies,   risks,   and   operations.   It  is
incorporated by reference into this Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.   Additional  information
about  the   Portfolio's   investments  and  performance  is
available in the Portfolio's Annual and Semi-Annual  Reports to shareholders.  The Annual Report includes a discussion of
market    conditions   and   investment    strategies   that
significantly  affected the Portfolio's  performance  during its last fiscal year.

How to Get More Information
You   can   request   the    Statement   of    Additional
Information,  the Annual  and  Semi-Annual  Reports,  the
notice  explaining  the  Portfolio's  privacy  policy and
other information about the Portfolio or your account:

---------------------------------------------------------

By Telephone:           Call  OppenheimerFunds   Services
toll-free:

---------------------------------------------------------
                        1.800.981.2871
---------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------

By Mail:                Write to:

---------------------------------------------------------
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270

Information  about the Portfolio  including the Statement of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information  about the Portfolio are available on the
EDGAR   database   on  the   SEC's   Internet   website   at
www.sec.gov.  Copies  may be  obtained  after  payment  of a duplicating  fee by  electronic  request at the SEC's e-mail address:  publicinfo@sec.gov  or by  writing  to  the  SEC's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide  any  information
about  the  Portfolio  or  to  make  any  representations
about  the  Portfolio  other  than what is  contained  in
this  Prospectus.  This  Prospectus  is not an  offer  to
sell shares of the Portfolio,  nor a  solicitation  of an
offer to buy  shares of the  Portfolio,  to any person in
any state or other  jurisdiction  where it is unlawful to
make such an offer.

The Portfolio's SEC File No.:  811-3255
PRO613.001.0404
Printed on recycled paper.

                 Appendix to Prospectus of
              Government Securities Portfolio

      Graphic   material   included  in  the  Prospectus  of
Government Securities  Portfolio:  "Annual Total Returns (as
of 12/31 each year)":

      A bar chart  will be  included  in the  Prospectus  of
Government  Securities  Portfolio depicting the annual total returns of a  hypothetical  investment  in the Portfolio for
each  of  the   calendar   years   since   the   Portfolio's
inception.  Set forth  below are the  relevant  data  points that will appear in the bar chart:

----------------------------------------------
Calendar Year Ended 12/31     Annual Total
                                 Return
----------------------------------------------
----------------------------------------------
1994                             -4.89%
----------------------------------------------
----------------------------------------------
1995                             18.91%
----------------------------------------------
----------------------------------------------
1996                              1.93%
----------------------------------------------
----------------------------------------------
1997                              8.82%
----------------------------------------------
----------------------------------------------
1998                              8.14%
----------------------------------------------
----------------------------------------------
1999                             -1.73%
----------------------------------------------
----------------------------------------------
2000                             12.36%
----------------------------------------------
----------------------------------------------
2001                              7.23%
----------------------------------------------
----------------------------------------------
2002                             10.06%
----------------------------------------------
----------------------------------------------

2003                             2.58%

----------------------------------------------

Growth Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2004

                                                Growth Portfolio is a mutual
                                          fund that seeks high total return.
                                          It invests mainly in common stocks
                                          of domestic large-cap companies.

                                                Shares of the Portfolio are
                                          sold only as the underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts.  A
                                          prospectus for the insurance product
                                          you have selected accompanies this
                                          Prospectus and explains how to
                                          select shares of the Portfolio as
                                          the investment under that insurance
                                          product.
As with all mutual funds, the

Securities and Exchange Commission              This Prospectus contains
has not approved or disapproved the       important information about the
Portfolio's securities nor has it         Portfolio's objective, its
determined that this Prospectus is        investment policies, strategies and
accurate or complete. It is a             risks.  Please read this Prospectus
criminal offense to represent             (and your insurance product
otherwise.                                prospectus) carefully before you

                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
------------------------------------------------------------

      3     The   Portfolio's   Investment   Objective   and
Principal Investment Strategies

      4     Main Risks of Investing in the Portfolio

      5     The Portfolio's Performance

      6     About the Portfolio's Investments

      10    How the Portfolio is Managed

            Investing in the Portfolio
------------------------------------------------------------

      11    How to Buy and Sell Shares

      13    Dividends, Capital Gains and Taxes

      14    Financial Highlights

About the Portfolio

The   Portfolio's   Investment   Objective   and   Principal
Investment Strategies

What Is the Portfolio's Investment Objective?  The
Portfolio seeks high total return.

What Does the Portfolio Mainly Invest In?  The Portfolio
currently invests mainly in common stocks of U.S. companies
of different capitalization ranges, presently focusing on
large-capitalization issuers. The Portfolio can buy other
equity investments, including preferred stocks, rights and
warrants and securities convertible into common stocks.
The Portfolio can buy securities of U.S. and foreign
companies of different capitalization ranges, although the
Portfolio's investments in foreign securities are generally
limited to no more than 10% of its total assets, as more
fully described in the Portfolio's Statement of Additional
Information.

      The Portfolio can also invest (normally, not more
than 10% of its net assets) in debt securities.  The
Portfolio can also use hedging instruments and certain
derivative investments to try to manage investment risks.
These investments are more fully explained in "About the
Portfolio's Investments," below.

      |X|  How Do the Portfolio Managers Decide What
Securities to Buy or Sell?  In selecting securities for
purchase or sale by the Portfolio, the portfolio managers
use an investment process that combines quantitative
models, fundamental research about particular securities
and individual judgment. While this process and the
inter-relationship of the factors used may change over time
and its implementation may vary in particular cases, in
general the selection process involves the use of:

            Multi-factor quantitative models:  These
include a group of "top-down" models that analyze data such
as relative valuations, relative price trends, interest
rates and the shape of the yield curve.  These help direct
portfolio emphasis by market capitalization (small, mid, or
large), value or growth styles and other characteristics.
A group of "bottom up" models helps to rank stocks in a
universe typically including 3000 stocks, selecting stocks
for relative attractiveness by analyzing fundamental stock
and company characteristics.
            Fundamental research:  The portfolio managers
use internal research and analysis by other market
analysts, with emphasis on current company news.
            Judgment:  The portfolio is then regularly
rebalanced by the portfolio managers, using all of the
tools described above.

Who Is the Portfolio Designed For?  The Portfolio's shares
are available only as an investment option under certain
variable annuity contracts, variable life insurance
policies and investment plans offered through insurance
company separate accounts of participating insurance
companies, for investors seeking total return.  Those
investors should be willing to assume the risks of
short-term share price fluctuations that are typical for a
Portfolio focusing on stock investments.  Since the
Portfolio's income level will fluctuate and will likely be
small, it is not designed for investors needing current
income.  The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The
Portfolio's investments in stocks are subject to changes in
their value from a number of factors, described below.
There is also the risk that poor security selection by the
Portfolio's investment Manager, OppenheimerFunds, Inc.,
will cause the Portfolio to underperform other funds having
a similar objective.

       |X|  Risks of Investing in Stocks.  Stocks fluctuate
in price, and their short-term volatility at times can be
great.  Because the Portfolio invests primarily in common
stocks, the value of the Portfolio's investment holdings
will be affected by changes in the stock markets.  Market
risk will affect the Portfolio's net asset value per share,
which will fluctuate as the values of the Portfolio's
investments change.  The prices of individual stocks do not
all move in the same direction uniformly or at the same
time.  Different stock markets may behave differently from
each other.  In particular, because the Portfolio currently
emphasizes investments in stocks of U.S. issuers, it will
be affected by changes in U.S. stock markets.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer.  The
Portfolio invests mainly in securities of large companies
but it can also buy stocks of small and medium-size
companies, which may have more volatile stock prices than
stocks of large companies.

      The Manager may increase the relative emphasis of the
Portfolio's investments in a particular industry from time
to time.  Stocks of issuers in a particular industry may be
affected by changes in economic conditions, government
regulations, availability of basic resources or supplies,
or other events that affect that industry more than
others.  To the extent that the Portfolio has increased the
relative emphasis of its investments in a particular
industry, its share values may fluctuate in response to
events affecting that industry.

How Risky is the Portfolio Overall?  In the short term, the
stock markets can be volatile, and the price of the
Portfolio's shares will go up and down substantially.  The
Portfolio does not typically invest to a great extent in
income-oriented investments to help cushion the Portfolio's
total return from changes in stock prices.  The Portfolio
generally may be less volatile than aggressive growth stock
funds, but its share price may be more volatile than funds
that invest in a mix of stocks and bonds.

      These risks collectively form the risk profile of the
Portfolio and can affect the value of the Portfolio's
investments, its investment performance and its prices per
share.  These risks mean that you can lose money by
investing in the Portfolio.  When you redeem your shares,
they may be worth more or less than what you paid for
them.  There is no assurance that the Portfolio will
achieve its investment objective.

An investment in the Portfolio is not a deposit of any bank
and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Portfolio's Performance

The bar chart and table below show one measure of the risks
of investing in the Portfolio, by showing changes in the
Portfolio's performance from year to year for the last ten
calendar years and by showing how the average annual total
returns compare to those of a broad-based market index.
The Portfolio's past investment performance is not
necessarily an indication of how the Portfolio will perform
in the future.

Annual Total Returns (as of 12/31 each year)

[See  appendix to  prospectus  for data in bar chart showing annual total returns]

For the  period  1/1/04  through  3/31/04,  the  Portfolio's
cumulative  return  (not  annualized)  was  1.65%.   Charges
imposed  by  the  separate   accounts  that  invest  in  the
Portfolio are not included in the  calculations of return in this bar chart,  and if those  charges  were  included,  the returns would be less than those shown.

During  the  period  shown  in the bar  chart,  the  highest return (not  annualized)  for a calendar  quarter was 18.48%
(4QTR98)  and  the  lowest  return  (not  annualized)  for a calendar quarter was -16.35% (3QTR02).

-------------------------------------------------------------------------------

------------------------
Average Annual Total

Returns for the periods       1 Year            5 Years          10 Years
ended December 31, 2003

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Portfolio

(inception date:                26.81%            -5.04%             5.62%

1/21/82)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

S&P 500 Index                   28.67%            -0.57%            11.06%1

-------------------------------------------------------------------------------

1.  From 12/31/93.
The  Portfolio's  average  annual total returns  measure the performance  of a  hypothetical  account  without  deducting charges imposed by the separate  accounts that invest in the
Portfolio  and assume that all  dividends  and capital gains distributions  have been  reinvested in  additional  shares.
Because  the  Portfolio  invests  primarily  in stocks,  its performance  is compared to the S&P 500 Index,  an unmanaged index  of  equity  securities  that  is  a  measure  of  the
domestic  stock  market.  The  index  performance   includes
reinvestment  of  income  but does not  reflect  transaction costs,  fees,  expenses  or taxes.  The  Portfolio  may have investments that vary from the index.

The  Portfolio's  total returns should not be expected to be the same as the returns of other Oppenheimer  funds, even if funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Portfolio. The Portfolio pays a variety of
expenses directly for management of its assets,
administration, distribution of its shares and other
services. Those expenses are subtracted from the
Portfolio's assets to calculate the Portfolio's net asset
values per share. All shareholders therefore pay those
expenses indirectly. The numbers below are based on the
Portfolio's expenses during its fiscal year ended December
31, 2003.

Shareholder Fees.  The Portfolio does not charge any
initial sales charge to buy shares or to reinvest
dividends.  There are no exchange fees or redemption fees
and no contingent deferred sales charges. Please refer to
the accompanying prospectus of the participating insurance
company for information on initial or contingent deferred
sales charges, exchange fees or redemption fees for that
variable life insurance policy, variable annuity or other
investment product.  Those charges and fees are not
reflected in the table below.

Annual Fund  Operating  Expenses  (deducted  from  Portfolio assets):

(% of average daily net assets)

----------------------------------------------------------------------------

Management Fees                                        0.625%

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                   N/A
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Other Expenses                                         0.04%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Total Annual Operating Expenses                        0.67%

----------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses" in the table  include  transfer  agent fees,  custodial  fees,  and accounting  and  legal  expenses  the  Portfolio  pays.  The
Portfolio's  transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing agent fees to 0.35% per fiscal year.  That  undertaking  may be amended or withdrawn at any time. For the Portfolio's  fiscal year ended December
31,  2003,  the  transfer  agent  fees  did not  exceed  the expense limitation described above.

EXAMPLE.  The following example is intended to help you
compare the cost of investing in the Portfolio with the
cost of investing in other mutual funds.  The example
assumes that you invest $10,000 in the Portfolio for the
time periods indicated and reinvest your dividends and
distributions.

The example assumes that you redeem all of your shares at
the end of those periods. It also assumes that your
investment has a 5% return each year and that the operating
expenses remain the same. Your actual costs may be higher
or lower because expenses will vary over time. Based on
these assumptions your expenses would be as follows:

------------------------------------------------------------------------------
If shares are redeemed:    1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                            $68           $214          $373         $835

------------------------------------------------------------------------------

About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks.
The allocation of the Portfolio's investment holdings among
the different investments will vary over time based upon
the Manager's evaluation of economic and market trends.
The Portfolio's holdings might not always include all of
the different types of investments described below.  The
Statement of Additional Information contains more detailed
information about the Portfolio's investment policies and
risks.

      The Portfolio's investment Manager, OppenheimerFunds,
Inc., tries to reduce risks by carefully researching
securities before they are purchased. The Portfolio
attempts to reduce its exposure to market risks by
diversifying its investments, that is, by not holding a
substantial percentage of the stock of any one company and
by not investing too great a percentage of the Portfolio's
assets in any one issuer.  Also, the Portfolio does not
concentrate 25% or more of its investments in any one
industry.

      However, changes in the overall market prices of
securities and the income they pay can occur at any time.
The share price of the Portfolio will change daily based on
changes in market prices of securities and market
conditions and in response to other economic events.

Stock Investments.  The Portfolio invests primarily in a
     diversified portfolio of common stocks of issuers that
     may be of small, medium or large capitalization, to
     seek total return.  The Portfolio currently focuses on
     large-cap issuers.  "Market capitalization" refers to
     the total market value of an issuer's common stock.
     The stock prices of large-cap issuers tend to be less
     volatile than the prices of mid-cap and small-cap
     companies in the short term, but these companies may
     not afford the same growth opportunities as mid-cap
     and small-cap companies.

Industry Focus.  Stocks of issuers in a particular industry
     might be affected by changes in economic conditions or
     by changes in government regulations, availability of
     basic resources or supplies, or other events that
     affect that industry more than others.  To the extent
     that the Portfolio has a greater emphasis on
     investments in a particular industry, its share values
     may fluctuate in response to events affecting that
     industry.

      |X|  Portfolio Turnover.  The Portfolio can engage in
active and frequent trading to try to achieve its
objective.  Increased portfolio turnover creates higher
brokerage costs for the Portfolio (and may reduce
performance).  The Financial Highlights table at the end of
this Prospectus shows the Portfolio's portfolio turnover
rates during prior fiscal years.

      |X|  Special Portfolio Diversification Requirements.
To enable a variable annuity or variable life insurance
contract based on an insurance company separate account to
qualify for favorable tax treatment under the Internal
Revenue Code, the underlying investments must follow
special diversification requirements that limit the
percentage of assets that can be invested in securities of
particular issuers.  The Portfolio's investment program is
managed to meet those requirements, in addition to other
diversification requirements under the Internal Revenue
Code and the Investment Company Act that apply to
publicly-sold mutual funds.

      Failure by the Portfolio to meet those special
requirements could cause earnings on a contract owner's
interest in an insurance company separate account to be
taxable income. Those diversification requirements might
also limit, to some degree, the Portfolio's investment
decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and
Policies Change?  The Board of Directors may change
non-fundamental investment policies without shareholder
approval, although significant changes will be described in
amendments to this Prospectus.  Fundamental policies are
those that cannot be changed without the approval of a
majority of the Portfolio's outstanding voting shares.  The
Portfolio's investment objective is not a fundamental
policy, but will not be changed by the Board of Directors
without advance notice to shareholders.  Investment
restrictions that are fundamental policies are listed in
the Statement of Additional Information.  An investment
policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the
Portfolio can also use the investment techniques and
strategies described below.  The Portfolio might not always
use all of the different types of techniques and
investments described below.  These techniques involve
certain risks, although some are designed to help reduce
overall investment or market risks.

Loans  of  Portfolio   Securities.   The   Portfolio  has
entered  into a  Securities  Lending  Agreement  with  JP
Morgan  Chase.  Under the  agreement,  securities  of the
Portfolio  may be loaned to  brokers,  dealers  and other
financial    institutions.    The   Securities    Lending
Agreement   provides   that  loans  must  be   adequately
collateralized  and may be made only in  conformity  with
the Portfolio's  Securities Lending  Guidelines,  adopted
by the Portfolio's  Board of Directors.  The value of the
securities  loaned may not exceed 25% of the value of the
Portfolio's net assets.

Other Equity Securities.  While the Portfolio emphasizes
     investments in common stocks, it can also buy
preferred stocks and securities convertible into common
stock.

      The Portfolio's investments in convertible securities
may include securities rated as low as "B" by Moody's or
Standard & Poor's or that have comparable ratings by other
national rating organizations or, if unrated, an equivalent
rating assigned by the Manager.  Securities rated below
"Baa" by Moody's or "BBB" by Standard & Poor's are below
"investment grade" and are subject to greater risk of
default by the issuer than investment grade securities.
However, although many convertible securities are debt
securities, the Manager considers some of them to be
"equity equivalents" because of the conversion feature, and
in that case their rating has less impact on the investment
decision than in the case of other debt securities.  These
investments are subject to the Portfolio's policy of
limiting its debt investments under normal circumstances to
not more than 10% of its assets.

      |X|  Debt Securities.  Under normal market
conditions, the Portfolio can invest in debt securities,
such as securities issued or guaranteed by the U.S.
government or its agencies and federally-chartered
corporate entities referred to as "instrumentalities."  The
Portfolio can also buy foreign government securities, and
foreign and domestic corporate bonds and debentures.
Normally these investments, including convertible debt
securities, are limited to not more than 10% of the
Portfolio's net assets.

      The Portfolio can buy debt securities of any maturity
and typically holds some short-term notes for liquidity
purposes.  The Portfolio can buy debt securities that are
rated by nationally- recognized rating organizations as
well as unrated debt securities assigned an equivalent
rating by the Manager.  The Portfolio's debt investments
may be "investment grade" (that is, in the four highest
rating categories of a national rating organization) or may
be below-investment grade securities (sometimes called
"junk bonds") rated as low as "B" as described above in
"Other Equity Securities."

            |_| Special Credit Risks of Lower-Grade
Securities. All corporate debt securities (whether foreign
or domestic) are subject to some degree of credit risk.
Credit risk relates to the ability of the issuer to meet
interest or principal payments on a security as they become
due.  U.S. government securities are subject to little
credit risk.  While investment grade securities are subject
to risks of non-payment of interest and principal,
generally, higher yielding, lower-grade bonds, whether
rated or unrated, have greater risks of default than
investment grade securities.

      Lower-grade securities may be subject to greater
market fluctuations and risk of loss of income and
principal than investment grade securities.  There may be
less of a market for them and therefore it may be harder to
value or to sell them at an acceptable price when the
Portfolio wants to sell them. There is a relatively greater
possibility that the issuer's earnings may be insufficient
to make the payments of interest and principal due on the
bonds.  These risks mean that the Portfolio's net asset
value per share could be reduced by declines in value of
these securities.
            |_|  Interest Rate Risks.  The prices of debt
securities, including U.S. government securities, are
subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt
securities generally rise.  When interest rates rise, the
values of already-issued debt securities generally fall.
The magnitude of these fluctuations will often be greater
for longer-term debt securities than shorter-term debt
securities.  The Portfolio's share prices can go up or down
when interest rates change because of the effect of the
changes on the value of the Portfolio's investments in debt
securities.

      |X| Repurchase Agreements.  In a repurchase
agreement, the Portfolio buys a security and simultaneously
agrees to sell it to the vendor for delivery at a future
date.  Delays or losses could occur if the other party to
the agreement defaults or becomes insolvent.  These are
used primarily for cash management and liquidity purposes.

      |X| Derivative Investments.  The Portfolio can invest
in a number of different kinds of "derivative"
investments.  In general terms, a derivative investment is
an investment contract whose value depends on (or is
derived from) the value of an underlying asset, interest
rate or index.  In the broadest sense, exchange-traded
options, futures contracts, and other hedging instruments
the Portfolio might use may be considered "derivative
investments."  The Portfolio has limits on the amount of
particular types of derivatives it can hold.  Currently the
Portfolio does not use those types of investments to a
significant degree and is not required to use them in
seeking its objective.

      Derivatives have risks.  Markets underlying
securities and indices may move in a direction not
anticipated by the Manager.  Interest rate and stock market
changes in the U.S. and abroad may also influence the
performance of derivatives.  Certain derivative investments
held by the Portfolio may be illiquid.  If the issuer of
the derivative does not pay the amount due, the Portfolio
can lose money on the investment.  If that happens, the
Portfolio's share price could decline or the Portfolio
could get less income than expected.  Using derivatives
could increase the volatility of the Portfolio's share
prices.

      |X|  Hedging.  The Portfolio can write
exchange-traded covered calls on securities, futures and
stock indices, and can buy and sell certain kinds of
futures contracts and forward contracts. These are all
referred to as "hedging instruments."  The Portfolio does
not use hedging instruments for speculative purposes, and
has limits on its use of them.  The Portfolio is not
required to use hedging instruments in seeking its goal and
currently does not use them to a significant degree.

      Options trading involves the payment of premiums and
has special tax effects on the Portfolio.  There are also
special risks in particular hedging strategies.  For
example, if a covered call written by the Portfolio is
exercised on an investment that has increased in value, the
Portfolio will be required to sell the investment at the
call price and will not be able to realize any profit if
the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong
time or judged market conditions incorrectly, the strategy
could reduce the Portfolio's return. The Portfolio could
also experience losses if the prices of its futures and
options positions were not correlated with its other
investments or if it could not close out a position because
of an illiquid market.

      |X|  Temporary Defensive and Interim Investments.  In
times of adverse or unstable market, economic, or political
conditions, the Portfolio can invest up to 100% of its
assets in temporary investments that are inconsistent with
the Portfolio's principal investment strategies. Generally
they would be high-quality, short-term money market
instruments, such as U.S. government securities,
highly-rated commercial paper, short-term corporate debt
obligations, bank deposits or repurchase agreements.  The
Portfolio may also hold these types of securities pending
the investment of proceeds from the sale of Portfolio
shares or portfolio securities or to meet anticipated
redemptions of Portfolio shares.  To the extent the
Portfolio invests defensively in these securities, it may
not achieve its investment objective of total return.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's
investments and handles its day-to-day business. The
Manager carries out its duties, under an investment
advisory agreement that states the Manager's
responsibilities.  The agreement sets the fees the
Portfolio pays to the Manager and describes the expenses
that the Portfolio is responsible to pay to conduct its
business.

      The Manager has been an investment advisor since
January 1960.  The Manager and its subsidiaries and
controlled affiliates manage more than $155 billion in
assets as of March 31, 2004, including other Oppenheimer
funds with more than 7 million shareholder accounts.  The
Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

      |X|  Portfolio Managers.  The Portfolio is co-managed
by Nikolaos Monoyios and Marc Reinganum.  Mr. Monoyios is a
Vice President of the Portfolio and of the Manager and an
officer and portfolio manager of other Oppenheimer funds.
Prior to joining the Manager in 1998, Mr. Monoyios was a
portfolio manager at Guardian Investor Services, the
investment management subsidiary of The Guardian Life
Insurance Company.  Dr. Reinganum is a Vice President of
the Portfolio and of the Manager and portfolio manager of
other Oppenheimer funds.  Prior to joining the Manager in
September 2002, Dr. Reinganum was the Mary Jo Vaughn
Rauscher Chair in Financial Investments at Southern
Methodist University since 1995.  At Southern Methodist
University he also served as the Director of the Finance
Institute, Chairman of the Finance Department, President of
the Faculty at the Cox School of Business and member of the
Board of Trustee Investment Committee.

      |X|  Advisory Fees.  Under the investment advisory
agreement, the Portfolio pays the Manager an advisory fee
at an annual rate that declines on additional assets as the
Portfolio grows: 0.625% of the first $300 million of
average daily net assets of the Portfolio, 0.500% of the
next $100 million, and 0.450% of average daily net assets
over $400 million.  The Portfolio's management fee for its
last fiscal year ended December 31, 2003 was 0.625% of
average annual net assets.

      |X|  Possible Conflicts of Interest.  The Portfolio
offers its shares to separate accounts of different
insurance companies as an investment for their variable
annuity, variable life and other investment product
contracts.  While the Portfolio does not foresee any
disadvantages to contract owners from these arrangements,
it is possible that the interests of owners of different
contracts participating in the Portfolio through different
separate accounts might conflict. For example, a conflict
could arise because of differences in tax treatment.
      The Portfolio's Board has procedures to monitor the
portfolio for possible conflicts to determine what action
should be taken.  If an irreconcilable conflict occurs, the
Board might require one or more participating insurance
company separate accounts to withdraw their investments in
the Portfolio.  That could force the Portfolio to sell
securities at disadvantageous prices, and orderly portfolio
management could be disrupted.  Also, the Board might
refuse to sell shares of the Portfolio to a particular
separate account, or could terminate the offering of the
Portfolio's shares if required to do so by law or if it
would be in the best interests of the shareholders of the
Portfolio to do so.

Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be
purchased only by separate investment accounts of
participating insurance companies as an underlying
investment for variable life insurance policies, variable
annuity contracts or other investment products.  Individual
investors cannot buy shares of the Portfolio directly.
Please refer to the accompanying prospectus of the
participating insurance company for information on how to
select the Portfolio as an investment option for that
variable life insurance policy, variable annuity or other
investment product.  The Portfolio reserves the right to
refuse any purchase order when the Manager believes it
would be in the Portfolio's best interests to do so.

         |X| Excessive Short-Term Exchange Activity.  The
Portfolio discourages excessive short-term activity and has
asked its participating insurance companies for their
cooperation in trying to prevent such activity in their
separate accounts by investors and their financial
advisors. While the Portfolio recognizes that some contract
owners may engage in periodic asset allocation and
re-balancing of fund investments in their accounts, making
an exchange out of the Portfolio within 30 days of buying
shares (either by purchase or exchange), or making more
than four "round trip" exchanges between funds in a year,
may be considered excessive short-term exchange activity.
Separate accounts under common ownership or control are
combined for these limits. There may be other types of
transactions that demonstrate a pattern of harmful
short-term exchanges, and transactions involving larger
amounts of money raise special concerns because of the
effect of exchanges on Portfolio liquidity, investment
programs and transaction costs. The Portfolio seeks the
cooperation of participating insurance companies in
preventing excessive short-term exchange activity by their
respective separate account investors, and the Portfolio's
Transfer Agent attempts to selectively monitor flows into
and out of the Portfolio, but there can be no assurance
that the Portfolio, the Transfer Agent or the Portfolio's
participating insurance companies will be successful in
curbing abusive short-term exchanges.

------------------------------------------------------------

Information about your investment in the Portfolio through
your variable annuity contract, variable life insurance
policy or other plan can be obtained only from your
                                     ----
participating insurance company or its servicing agent. The
Portfolio's Transfer Agent does not hold or have access to
those records. Instructions for buying or selling shares of
the Portfolio should be given to your insurance company or
its servicing agent, not directly to the Portfolio or its
Transfer Agent.
------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases
of its shares. If there are any charges imposed under the
variable annuity, variable life or other contract through
which Portfolio shares are purchased, they are described in
the accompanying prospectus of the participating insurance
company.

Net Asset Value.  The net asset value per share is
determined as of the close of The New York Stock Exchange
(the "Exchange") on each day that the Exchange is open for
trading (referred to in this Prospectus as a "regular
business day").  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some days.  All
references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by
dividing the value of the Portfolio's net assets
attributable to a class by the number of shares of that
class that are outstanding.  To determine net asset value,
the Board of Directors has established procedures to value
the Portfolio's securities, in general, based on market
values.  The Board has adopted special procedures for
valuing illiquid and restricted securities and obligations
for which market values cannot be readily obtained. Because
some foreign securities trade in markets and on exchanges
that operate on weekends and U.S. holidays, the values of
some of the Portfolio's foreign investments may change on
days when investors cannot buy or redeem Portfolio shares.

      If, after the close of the  principal  market on which
a security held by the  Portfolio is traded,  and before the time the  Portfolio's  securities  are priced  that day,  an event  occurs  that  the  Manager  deems  likely  to cause a material change in the value of such security,  the Board of
Directors  has  authorized  the  Manager,   subject  to  the
Board's   review,   to  ascertain  a  fair  value  for  such
security.  A security's  valuation  may differ  depending on the method used for determining value.

The Offering Price.  The offering price that applies to an
order from a participating insurance company is based on
the next calculation of the net asset value per share that
is made after the insurance company (as the Portfolio's
designated agent to receive purchase orders) receives a
purchase order from its contract or policy owners to
purchase Portfolio shares on a regular business day,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. on the next regular business
day at the offices of its Transfer Agent in Colorado.  The
participating insurance company must receive that order
before the close of the Exchange.

How Are Shares Redeemed?  As with purchases, only the
participating insurance companies that hold Portfolio
shares in their separate accounts for the benefit of
variable annuity contracts, variable life insurance
policies or other investment products can place orders to
redeem shares. Contract holders and policyholders should
not directly contact the Portfolio or its Transfer Agent to
request a redemption of Portfolio shares.  Contract owners
should refer to the withdrawal or surrender instructions in
the accompanying prospectus of the participating insurance
company.

      The share price that applies to a redemption order is
the next net asset value per share that is determined after
the participating insurance company (as the Portfolio's
designated agent) receives a redemption request on a
regular business day from its contract or policy holder,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. the next regular business
day at the office of its Transfer Agent in Colorado.  The
Portfolio normally sends payment by Federal Funds wire to
the insurance company's account the day after the Portfolio
receives the order (and no later than 7 days after the
Portfolio's receipt of the order). Under unusual
circumstances determined by the Securities and Exchange
Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends
separately from net investment income, if any, on an annual
basis, and to pay those dividends in March on a date
selected by the Board of Directors. Dividends and
distributions will generally be lower for Service shares,
which normally have higher expenses. The Portfolio has no
fixed dividend rate and cannot guarantee that it will pay
any dividends.

      All dividends (and any capital gains distributions)
will be reinvested automatically in additional Portfolio
shares at net asset value for the account of the
participating insurance company (unless the insurance
company elects to have dividends or distributions paid in
cash).

Capital Gains.  The Portfolio may realize capital gains on
the sale of portfolio securities.  If it does, it may make
distributions out of any net short-term or long-term
capital gains in March of each year. The Portfolio may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year.  There can be no
assurance that the Portfolio will pay any capital gains
distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable
annuity contract, a variable life insurance policy or other
investment product of a participating insurance company,
please refer to the accompanying prospectus of your
participating insurance company.  Because shares of the
Portfolio may be purchased only through insurance company
separate accounts for variable annuity contracts, variable
life insurance policies or other investment products,
dividends paid by the Portfolio from net investment income
and distributions (if any) of net realized short-term and
long-term capital gains will be taxable, if at all, to the
participating insurance company.

      This information is only a summary of certain federal
income tax information about an investment in Portfolio
shares. You should consult with your tax adviser or your
participating insurance company representative about the
effect of an investment in the Portfolio under your
contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Portfolio's financial performance for the
past five fiscal years.  Certain information reflects
financial results for a single Portfolio share.  The total
returns in the table represent the rate that an investor
would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and
distributions).  This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent
auditors, whose report, along with the Portfolio's
financial statements, is included in the Statement of
Additional Information, which is available on request.

15  |  GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

 YEAR ENDED DECEMBER 31,                                          2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                           $ 1.39        $ 1.73        $ 1.96        $ 2.99        $ 3.27
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                             .02           .02           .02           .03           .05
 Net realized and unrealized gain (loss)                           .35          (.34)         (.23)         (.35)         (.17)
                                                                 ----------------------------------------------------------------
 Total from investment operations                                  .37          (.32)         (.21)         (.32)         (.12)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             (.02)         (.02)         (.02)         (.05)         (.04)
 Distributions from net realized gain                               --            --            --          (.66)         (.12)
                                                                 ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                  (.02)         (.02)         (.02)         (.71)         (.16)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $1.74         $1.39         $1.73         $1.96         $2.99
                                                                 ================================================================

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                              26.81%       (18.97)%      (10.61)%      (12.66)%       (3.76)%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                     $187,147      $165,493      $242,575      $333,211      $668,139
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $170,217      $203,660      $273,890      $460,272      $808,715
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                            1.17%         0.96%         0.75%         0.78%         1.28%
 Total expenses                                                   0.67% 3       0.68% 3       0.64% 3       0.59% 3       0.53% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            86%           88%           76%          118%          132%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the
 Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
 sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance
 Co., an affiliate of the investment advisor.
    The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

17  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
          UNDISTRIBUTED   UNDISTRIBUTED       ACCUMULATED   OTHER INVESTMENTS
          NET INVESTMENT      LONG-TERM              LOSS  FOR FEDERAL INCOME
          INCOME                   GAIN  CARRYFORWARD 1,2        TAX PURPOSES
          -------------------------------------------------------------------
          $1,948,914                $--      $106,506,024         $17,711,553

 1. As of December 31, 2003, the Portfolio had $106,506,024 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2008         $ 32,898,936
                              2009           38,285,188
                              2010           28,419,014
                              2011            6,902,886
                                           ------------
                              Total        $106,506,024
                                           ============

 2. During the fiscal years ended December 31, 2003 and December 31, 2002, the
 Portfolio did not utilize any capital loss carryforwards.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
 Accordingly, the following amounts have been reclassified for December 31,
 2003. Net assets of the Portfolio were unaffected by the reclassifications.

                 REDUCTION TO                       REDUCTION TO
                 ACCUMULATED                     ACCUMULATED NET
                 NET INVESTMENT                 REALIZED LOSS ON
                 INCOME                              INVESTMENTS
                 -----------------------------------------------
                 $6,781                                   $6,781

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:

                                                   YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2003  DECEMBER 31, 2002
                 ---------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                   $1,952,550         $2,049,068

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $166,276,829
                                                            ============
                 Gross unrealized appreciation                21,830,148
                 Gross unrealized depreciation                (4,118,595)
                                                            ------------
                 Net unrealized appreciation                $ 17,711,553
                                                            ============

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

18  |  GROWTH PORTFOLIO

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                     YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                         SHARES            AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------

 Sold                                                 3,194,708      $  4,737,879           3,791,596      $  6,099,968
 Dividends and/or distributions reinvested            1,501,961         1,952,550           1,164,242         2,049,068
 Redeemed                                           (16,129,625)      (23,893,210)        (25,761,205)      (40,322,514)
                                                    ---------------------------------------------------------------------
 Net decrease                                       (11,432,956)     $(17,202,781)        (20,805,367)     $(32,173,478)
                                                    =====================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $143,780,413 and $161,000,079, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the
 Portfolio. The Portfolio pays OFS a per account fee. For the year ended
 December 31, 2003, the Portfolio paid $10,012 to OFS for services to the
 Portfolio.
    Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

19  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. SECURITIES LENDING
 The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of
 US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Portfolio had on loan securities valued at approximately $28,813,000. Cash of $29,386,689 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
 7. BORROWING AND LENDING ARRANGEMENTS
 The Portfolio entered into an "interfund borrowing and lending arrangement"
 with other Portfolios in the Oppenheimer funds complex, to allow Portfolios to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to
 allow these affiliated Portfolios to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Portfolio's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other
 Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager.
 The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another Portfolio, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
    The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

20  |  GROWTH PORTFOLIO

INFORMATION AND SERVICES

For More Information on the Growth Portfolio
The following additional  information about the Portfolio is available without charge upon request:

Statement   of   Additional   Information.   This   document
includes   additional   information  about  the  Portfolio's
investment   policies,   risks,   and   operations.   It  is
incorporated by reference into this Prospectus  (which means it is legally part of this Prospectus).

Annual  and  Semi-Annual  Reports.   Additional  information
about  the   Portfolio's   investments  and  performance  is
available in the Portfolio's Annual and Semi-Annual  Reports to shareholders.  The Annual Report includes a discussion of
market    conditions   and   investment    strategies   that
significantly  affected the Portfolio's  performance  during its last fiscal year.

How to Get More Information
You can request the Statement of Additional
Information, the Annual and Semi-Annual Reports, the
notice explaining the Portfolio's privacy act and other
information about the Portfolio or your account:

---------------------------------------------------------

By Telephone:           Call  OppenheimerFunds   Services
toll-free:

---------------------------------------------------------
                        1.800.981.2871

By Mail:                Write to:
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270

Information  about the Portfolio  including the Statement of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information  about the Portfolio are available on the
EDGAR   database   on  the   SEC's   Internet   website   at
www.sec.gov.  Copies  may be  obtained  after  payment  of a duplicating  fee by  electronic  request at the SEC's e-mail address:  publicinfo@sec.gov  or by  writing  to  the  SEC's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide  any  information
about  the  Portfolio  or  to  make  any  representations
about  the  Portfolio  other  than what is  contained  in
this  Prospectus.  This  Prospectus  is not an  offer  to
sell shares of the Portfolio,  nor a  solicitation  of an
offer to buy  shares of the  Portfolio,  to any person in
any state or other  jurisdiction  where it is unlawful to
make such an offer.

The Company's SEC File No.: 811-3255
PR0608.001.0404  Printed on recycled paper.

                 Appendix to Prospectus of
       Panorama Series Fund, Inc. - Growth Portfolio

      Graphic material  included in the Prospectus of Growth
Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart  will be  included  in the  Prospectus  of
Growth  Portfolio  (the  "Portfolio")  depicting  the annual total returns of a  hypothetical  investment in  non-service shares  of the  Portfolio  for each of the ten  most  recent calendar  years.  Set  forth  below  are the  relevant  data points that will appear in the bar chart:

--------------------------------------------------------
Calendar Year Ended 12/31      Annual Total Return
--------------------------------------------------------
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
1994                                 -0.51%
--------------------------------------------------------
--------------------------------------------------------
1995                                 38.06%
--------------------------------------------------------
--------------------------------------------------------
1996                                 18.87%
--------------------------------------------------------
--------------------------------------------------------
1997                                 26.37%
--------------------------------------------------------
--------------------------------------------------------
1998                                   8.43%
--------------------------------------------------------
--------------------------------------------------------
1999                                  -3.76%
--------------------------------------------------------
--------------------------------------------------------
2000                                 -12.66%
--------------------------------------------------------
--------------------------------------------------------
2001                                 -10.61%
--------------------------------------------------------
--------------------------------------------------------
2002                                 -18.97%
--------------------------------------------------------
--------------------------------------------------------

2003                                 26.81%

--------------------------------------------------------

Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2004

                                                Oppenheimer International
                                          Growth Fund/VA is a mutual fund that
                                          seeks long-term growth of capital.
                                          It emphasizes investments in common
                                          stocks and securities of foreign
                                          companies.

                                                Shares of the Fund are sold
                                          only as an underlying investment for
                                          variable life insurance policies,
                                          variable annuity contracts and other
                                          insurance company separate
                                          accounts.  A prospectus for the
                                          insurance product you have selected
                                          accompanies this Prospectus and
                                          explains how to select shares of the
                                          Fund as an investment under that
As with all mutual funds, the             insurance product and whether you
Securities and Exchange Commission        are only eligible to purchase
has not approved or disapproved the       Service shares of the Fund.
Fund's securities nor has it
determined that this Prospectus is              This Prospectus contains
accurate or complete. It is a             important information about the
criminal offense to represent             Fund's objective, its investment
otherwise.                                policies, strategies and risks.
                                          Please read this Prospectus (and
                                          your insurance product prospectus)
                                          carefully before you invest and keep
                                          them for future reference about your
                                          investment.

                                                                          1234

Contents

            About the Fund
------------------------------------------------------------

      3     The Fund's  Investment  Objective  and Principal
Investment Strategies

      4     Main Risks of Investing in the Fund

      6     The Fund's Performance

      7     Fees and Expenses of the Fund

      8     About the Fund's Investments

      12    How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------

      13    How to Buy and Sell Shares

      15    Dividends, Capital Gains and Taxes

      16

About the Fund

The Fund's  Investment  Objective and  Principal  Investment
Strategies

What Is the Fund's Investment Objective?  The Fund seeks
long-term growth of capital by investing under normal
circumstances, at least 90% of its total assets in equity
securities of companies wherever located, the primary stock
market of which is outside the United States.

What Does the Fund Mainly Invest In?  The Fund currently
invests mainly in common stocks of foreign growth companies
listed on foreign stock exchanges.  They can include both
smaller, less-well-known companies and larger, more
established companies that the portfolio manager believes
have favorable prospects for capital growth relative to the
market.

      The Fund does not limit its investments to issuers
within a specific market capitalization range.  Although
the Fund currently has an emphasis on mid-size companies,
the Fund's emphasis may change over time.  It can invest up
to 25% of its total assets in emerging markets and can
invest without limit in developed markets throughout the
world.  The Fund may increase the relative emphasis of its
investments in one or more industries, countries, or
regions from time to time, such as Europe or Asia, for
example.

      The Fund can also buy preferred stocks, securities
convertible into common stocks and other securities having
equity features.  The Fund can invest up to 20% of its
total assets in debt securities when the portfolio manager
believes that it is appropriate to do so in order to seek
the Fund's objective.  The Fund typically does not invest
in debt securities to a significant degree.  The Fund can
also use hedging instruments and certain derivative
investments to try to manage investment risks.  These
investments are more fully explained in "About the Fund's
Investments," below.

      |X|  How Does the Portfolio Manager Decide What
Securities to Buy or Sell?  In selecting securities for the
Fund, the Fund's portfolio manager evaluates investment
opportunities on a company-by-company basis.  The portfolio
manager looks primarily for foreign companies with high
growth potential using a "bottom up" investment approach -
that is, looking at the investment performance of
individual stocks before considering the impact of general
or industry trends.  This approach includes fundamental
analysis of a company's financial statements and management
structure, and analysis of the company's operations and
product development, as well as the industry of which the
issuer is part.

      In seeking broad diversification of the Fund's
investment holdings, the portfolio manager currently
focuses on the factors below, which may vary in particular
cases and may change over time. The portfolio manager
currently searches for:
|_|   Companies  that  enjoy a strong  competitive  position
          and high demand for their products and services,
|_|   Companies    that    participate   in   markets   with
          substantial  barriers  against  entry by potential
          competitors,
|_|   Well-financed  companies  that are  entering  a growth
          cycle, and
|_|   Companies with  accelerating  earnings growth and cash
          flow.

      In applying these and other selection criteria, the
portfolio manager considers the potential effect of
worldwide trends on the growth of particular business
sectors and looks for companies that may benefit from
global trends. The trends, or "global themes," currently
considered include mass affluence, aging, corporate
restructuring and efficiency enhancing technologies and
services.  The portfolio manager does not invest a fixed
amount of the Fund's assets according to these themes and
this strategy and the themes that are considered may change
over time.

Who Is the Fund Designed For?  The Fund's shares are
available only as an investment option under certain
variable annuity contracts, variable life insurance
policies and investment plans offered through insurance
company separate accounts of participating insurance
companies, for investors seeking capital growth in their
investment over the long term from foreign stocks.  Those
investors should be willing to assume the greater risks of
short-term share price fluctuations that are typical for an
aggressive fund focusing on growth stock investments, and
the special risks of investing in both emerging and
developed foreign countries.  The Fund does not seek
current income and the income from its investments will
likely be small, so it is not designed for investors
needing income. The Fund is not a complete investment
program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree.  The
Fund's investments in stocks are subject to changes in
their value from a number of factors described below.
There is also the risk that poor security selection by the
Fund's investment Manager, OppenheimerFunds, Inc. (the
"Manager"), will cause the Fund to underperform other funds
having similar objectives.

      Stocks of growth companies may provide greater
opportunities for capital appreciation but may be more
volatile than other stocks.  That volatility is likely to
be even greater for companies with lower capitalizations
because their securities may not be widely traded.  The
Fund can buy securities of issuers in emerging or developed
foreign markets that have special risks not associated with
investments in domestic securities, such as the effects of
currency fluctuations on relative prices.

      However, changes in the market prices of securities
can occur at any time.  The share price of the Fund will
change daily based on changes in market prices of
securities and market conditions and in response to other
economic events.  There is no assurance that the Fund will
achieve its investment objective.

      |X|  Risks of Investing in Stocks.  Stocks fluctuate
in price, and their short-term volatility at times may be
great.  Because the Fund invests primarily in common stocks
of foreign companies, the value of the Fund's investment
holdings will be affected by changes in the foreign stock
markets and the special economic and other factors that
might primarily affect the prices of securities in
particular foreign markets.  Market risk will affect the
Fund's net asset value per share, which will fluctuate as
the values of the Fund's investments change.  A variety of
factors can affect the price of a particular stock and the
prices of individual stocks do not all move in the same
direction uniformly or at the same time.  Different stock
markets may behave differently from each other.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry.

      Additionally, stocks of issuers in a particular
industry may be affected by changes in economic conditions,
government regulations, availability of basic resources or
supplies, or other events that affect that industry more
than others.  To the extent that the Fund increases the
relative emphasis of its investments in a particular
industry, its share values can be expected to fluctuate in
response to events affecting that industry.

      |X|  Risks of Foreign Investing. While foreign
securities offer special investment opportunities, there
are also special risks. The Fund can buy securities of
companies (or governments) in any country, including
developed countries and emerging markets.  Under normal
market conditions (when the Manager believes that the stock
markets are not in an unstable or volatile period) the Fund
will invest at least 90% of its total assets in equity
securities of issuers located outside the U.S.

      The change in value of a foreign currency against the
U.S. dollar will result in a change in the U.S. dollar
value of securities denominated in that foreign currency.
Foreign issuers are not subject to the same accounting and
disclosure requirements that U.S. companies are subject
to.  The value of foreign investments may be affected by
exchange control regulations, currency devaluation,
expropriation or nationalization of a company's assets,
foreign taxes, delays in settlement of transactions,
changes in governmental economic or monetary policy in the
U.S. or abroad, or other political and economic factors.
To the extent that the Fund increases the relative emphasis
of its investment holdings in companies in a particular
country or region, it will be subject to the risks of
political or economic events that affect that country or
region.

      |X|   Passive Foreign Investment Companies.  The Fund
may purchase the securities of certain foreign investment
corporations called passive foreign investment companies
("PFICs"). Such entities have been the only or primary way
to invest in certain countries because some foreign
countries limit, or prohibit, all direct foreign investment
in the securities of companies domiciled therein. However,
the governments of some countries have authorized the
organization of investment funds to permit indirect foreign
investment in such securities. For tax purposes, these
funds also may be PFICs.

      The Fund is subject to certain percentage limitations
under the Investment Company Act of 1940 relating to the
purchase of securities of investment companies, and,
consequently, the Fund may have to subject any of its
investment in other investment companies, including PFICs,
to the limitation that no more than 10% of the value of the
Fund's total assets may be invested in such securities. In
addition to bearing their proportionate share of a fund's
expenses (management fees and operating expenses),
shareholders will also indirectly bear similar expenses of
such entities. Like other foreign securities, interests in
PFICs also involve the risk of foreign securities, as
described above.

|X|   Special Risks of Emerging Markets.  Securities of
issuers in emerging markets present risks not found in more
mature markets.  They may be more difficult to value or to
sell at an acceptable price and their prices may be more
volatile than securities of companies in more developed
markets. Settlements of trades may be subject to greater
delays so that the Fund may not receive the proceeds of a
sale of a security on a timely basis.  Emerging countries
may have less developed trading markets and exchanges.
They may have less developed legal and accounting systems,
and investments in those markets may be subject to greater
risks of government restrictions on withdrawing the sales
proceeds of securities from the country. Economies of
developing countries may be more dependent on relatively
few industries that may be highly vulnerable to local and
global changes.  Governments may be more unstable and
present greater risks of nationalization or restrictions on
foreign ownership of stocks of local companies.  As a
result of these risk factors, these investments may be very
speculative.

      How Risky is the Fund Overall? The risks described
above collectively form the overall risk profile of the
Fund, and can affect the value of the Fund's investments,
its investment performance and its price per share.
Particular investments and investment strategies also have
risks. These risks mean that you can lose money by
investing in the Fund.  When you redeem your shares, they
may be worth more or less than what you paid for them.

      In the short term, foreign stocks can be volatile and
the price of the Fund's shares can go up and down
substantially.  The Fund generally does not use
income-oriented investments to help cushion the Fund's
total return from changes in stock prices, except for
defensive or liquidity purposes.  The Fund is generally an
aggressive investment vehicle, designed for investors
willing to assume greater risks in the hope of achieving
long-term capital appreciation.  It is likely to be subject
to greater fluctuations in its share prices than funds that
do not invest in foreign securities (especially emerging
market securities) or funds that focus on both stocks and
bonds.

An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Fund's Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance (for its non-service shares) from year to year
for the last ten calendar years and by showing how the
average annual total returns compare to those of a
broad-based market index.  Because Service shares are
subject to a service fee, the performance is expected to be
lower for any given period.  The Fund's past investment
performance is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See  appendix to  prospectus  for data in bar chart showing annual total returns]

For  the  period   1/1/04   through   3/31/04,   the  Fund's
cumulative  return (not annualized) was 3.35%.  Charges that apply to  separate  accounts  investing  in the Fund are not included  in the  calculations  of return in this bar chart, and if those  charges were  included,  the returns  would be less than those shown.

During  the  period  shown  in the bar  chart,  the  highest return (not annualized) for a calendar quarter was 36.91%
(4QTR99)  and the lowest  return for a calendar  quarter was
-29.00% (3QTR02).

-------------------------------------------------------------------------------

-----------------------------                   5 Years          10 Years
Average  Annual Total Returns    1 Year       (or life of       (or life of
for   the    periods    ended               class if less)    class if less)

December 31, 2003

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer International

Growth Fund/VA (inception:       50.13%          2.04%             6.11%
5/13/92) "non-service shares"

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Morgan Stanley EAFE Index        39.17%          0.26%            4.78%1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer     International

Growth Fund/VA Service Shares    45.53%         -1.00%              N/A
(inception 3/19/01)

-------------------------------------------------------------------------------

1.    From 12/31/93.
The  Fund's  average  annual  total  returns  in  the  table measure the  performance of a hypothetical  account  without deducting  charges  imposed by the  separate  accounts  that invest  in the  Fund  and  assume  that  all  dividends  and
capital  gains   distributions   have  been   reinvested  in
additional  shares.  Because the Fund  invests  primarily in foreign  stocks,  the Fund's  performance is compared to the
Morgan  Stanley   Capital   International   EAFE  Index,  an
unmanaged index of equity  securities listed on 20 principal stock  markets  of  Europe,  Asia and  Australia.  The index performance  includes  reinvestment  of income  but does not reflect  transaction  costs,  fees,  expenses or taxes.  The
Fund may have investments that vary from the index.

The Fund's  total  returns  should not be expected to be the same as the  returns  of other  Oppenheimer  funds,  even if funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Fund. The Fund pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services. Those
expenses are subtracted from the Fund's assets to calculate
the Fund's net asset values per share. All shareholders
therefore pay those expenses indirectly. The numbers below
are based on the Fund's expenses during its fiscal year
ended December 31, 2003.

Shareholder Fees.  The Fund does not charge any initial
sales charge to buy shares or to reinvest dividends.  There
are no exchange fees or redemption fees and no contingent
deferred sales charges. Please refer to the accompanying
prospectus of the participating insurance company for
information on initial or contingent deferred sales
charges, exchange fees or redemption fees for that variable
life insurance policy, variable annuity or other investment
product.  Those charges and fees are not reflected in the
table below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                   Non-Service Shares       Service Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                          1.00%                  1.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution     and     Service          N/A                   0.25%
(12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Other Expenses                           0.12%                  0.11%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Annual Operating Expenses          1.12%                  1.36%

-------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses" in the table  include  transfer  agent fees,  custodial  fees,  and accounting  and legal  expenses the Fund pays.  The expenses above for the service  shares  class are based upon  service fees  currently  in effect.  The Fund's  transfer  agent has
voluntarily   agreed  to  limit  transfer  and   shareholder
servicing  agent  fees to 0.35% per  fiscal  year,  for both classes.  That  undertaking  may be amended or  withdrawn at any time.  For the Fund's  fiscal  year ended  December  31,
2003,  the  transfer  agent fees did not exceed the  expense limitation described above.

EXAMPLE.  The following example is intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds.  The example assumes that
you invest $10,000 in the Fund for the time periods
indicated and reinvest your dividends and distributions.

The example assumes that you redeem all of your shares at
the end of those periods. The example also assumes that
your investment has a 5% return each year and that the
class's operating expenses remain the same. Your actual
costs may be higher or lower because expenses will vary
over time. Based on these assumptions your expenses would
be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:        1 Year        3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Service Shares              $114          $356         $617       $1,363
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Service Shares                  $138          $431         $745       $1,635

--------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The
allocation of the Fund's investment holdings among the
different investments will vary over time based upon the
Manager's evaluation of economic and market trends.  The
Fund's portfolio might not always include all of the
different types of investments described below.  The
Statement of Additional Information contains more detailed
information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased.  The Fund
attempts to reduce its exposure to market risks by
diversifying its investments, that is, by not holding a
large percentage of the stock of any one company and by not
investing too great a percentage of the Fund's assets in
any one company.  Also, the Fund does not concentrate 25%
or more of its total assets in investments in any one
industry.

      |X|  Growth Stock Investments.  The Fund emphasizes
investments in common stocks of foreign companies that the
Manager believes have growth potential.  Growth companies
can be new or established companies that may be developing
new products or services, that have relatively favorable
prospects, or that are expanding into new and growing
markets.  Current examples include companies in the fields
of telecommunications, pharmaceuticals, computer software,
and new consumer products.

      Growth companies may be applying new technology, new
or improved distribution techniques or developing new
services that might enable them to capture a dominant or
important market position.  They may have a special area of
expertise or the capability to take advantage of changes in
demographic factors in a more profitable way than
competitors.

      Growth companies tend to retain a large part of their
earnings for research, development or investment in capital
assets.  Therefore, they might not emphasize paying
dividends, and might not pay any dividends for some time.
They are selected for the Fund's portfolio because the
Manager believes the price of the stock will increase over
the long term, relative to the overall stock market.
However, growth stocks may be more volatile than other
stock investments. They may lose favor with investors if
the issuer's business plans do not produce the expected
results or they may be subject to more volatility because
of investor speculation about the issuer's prospects.

      Stocks of small- and mid-sized companies may have
more limited product lines or markets for their products or
more limited access to financial resources than larger,
more established companies.  Their stocks may be more
volatile an/or less liquid than those of larger issuers.
That means the Fund could have greater difficulty selling
their securities at an acceptable price, especially in
periods of market volatility.  That factor increases the
potential for losses to the Fund.

      |X|  Foreign Securities.  The Fund can buy stocks and
other equity securities of companies organized under the
laws of a foreign country or companies that have a
substantial portion of their operations or assets abroad,
or derive a substantial portion of their revenue or profits
from businesses, investments or sales outside the U.S.
Foreign securities include securities traded primarily on
foreign securities exchanges or in foreign over-the-counter
markets.  The Fund considers securities of foreign issuers
that are represented in the U.S. securities markets by
American Depository Receipts (ADRs) or similar depository
arrangements to be "foreign securities" for purposes of its
investment allocations.  The Fund can also buy debt
securities issued by foreign companies, but they would
primarily be convertible securities.  It can buy debt
securities issued by foreign governments or their agencies,
but these are not expected to be a main investment strategy
of the Fund.

      The Fund can invest up to 25% of its total assets in
securities of companies based in "emerging" markets.  An
issuer is considered by the Fund to be located in an
emerging market if:
o     the issuer is organized under the law of an emerging
         country;
o     the issuer's principal securities trading market is
         in an emerging market; or
o     at least 50% of the issuer's non-current assets,
         capitalization, gross revenue or profit is derived
         (directly or indirectly) from assets or activities
         located in emerging markets.

      |X|  Portfolio Turnover.  The Fund ordinarily does
not engage in short-term trading to try to achieve its
objective.  Increased portfolio turnover creates higher
brokerage and transaction costs for the Fund (and may
reduce performance). The Financial Highlights table at the
end of this Prospectus shows the Fund's turnover rates
during prior fiscal years.

      |X|  Special Fund Diversification Requirements.  To
enable a variable annuity or variable life insurance
contract based on an insurance company separate account to
qualify for favorable tax treatment under the Internal
Revenue Code, the underlying investments must follow
special diversification requirements that limit the
percentage of assets that can be invested in securities of
particular issuers.  The Fund's investment program is
managed to meet those requirements, in addition to other
diversification requirements under the Internal Revenue
Code and the Investment Company Act that apply to
publicly-sold mutual funds.

      Failure by the Fund to meet those special
requirements could cause earnings on a contract owner's
interest in an insurance company separate account to be
taxable income. Those diversification requirements might
also limit, to some degree, the Fund's investment decisions
in a way that could reduce its performance.

      |X| Can the Fund's Investment Objective and Policies
Change?  The Board of Directors may change non-fundamental
investment policies without shareholder approval, although
significant changes will be described in amendments to this
Prospectus.  Fundamental policies are those that cannot be
changed without the approval of a majority of the Fund's
outstanding voting shares.  The Fund's investment objective
is not a fundamental policy, but will not be changed by the
Board of Directors without advance notice to shareholders.
Investment restrictions that are fundamental policies are
listed in the Statement of Additional Information.  An
investment policy is not fundamental unless this Prospectus
or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the
Fund can also use the investment techniques and strategies
described below.  The Fund might not always use all of
them.  These techniques have certain risks, although some
are designed to help reduce overall investment or market
risks.

      |X|  Investing in Special Situations.  At times the
Fund might use aggressive investment techniques.  These
might include seeking to benefit from what the portfolio
manager perceives to be "special situations," such as
mergers, reorganizations or other unusual events expected
to affect a particular issuer.  However, there is a risk in
investing in special situations that the change or event
might not occur, which could have a negative impact on the
price of the issuer's security.  The Fund's investment
might not produce the expected gains or could incur a loss
for the Fund.

      |X|  Cyclical Opportunities.  The Fund might also
seek to take advantage of changes in the business cycle by
investing in companies that are sensitive to those changes
if the portfolio manager believes they have growth
potential.  For example, when the economy is expanding,
companies in the consumer durables and technology sectors
might benefit and present long-term growth opportunities.
The Fund focuses on seeking growth over the long term but
on occasion might seek to take tactical advantage of
short-term market movements or events affecting particular
issuers or industries.  There is the risk that those
securities might lose value when the issuer or industry is
out of phase in the business cycle.

      |X|  Debt Securities.  The Fund can also invest up to
20% of its total assets in debt securities when the Manager
believes that it is appropriate in seeking the Fund's
objective.  The Fund can buy debt securities issued by
foreign governments, by supranational organizations such as
the World Bank, or by companies.  Those debt securities may
be rated or unrated.  The Fund can invest up to 15% of its
total assets in debt securities that are below investment
grade.  Those lower-rated debt securities are commonly
called "junk bonds," and have greater risks of default than
investment-grade securities.  The Fund currently does not
intend to invest more than 5% of its total assets in
securities rated below investment grade.  The Fund does not
expect that its holdings of debt securities, including
convertible securities will normally represent more than 5%
of its total assets.

            |_| Convertible Securities.  While the Fund
emphasizes investments in common stocks, it can also buy
securities convertible into common stock. Although some
convertible securities are debt securities, the Manager
considers some of them to be "equity equivalents" because
of the conversion feature and in those cases their rating
has less impact on the investment decision than in the case
of other debt securities.  Nevertheless, convertible debt
securities, like other debt securities, are subject to both
"credit risk" (the risk that the issuer will not pay
interest or repay principal in a timely manner) and
"interest rate risk" (the risk that the prices of the
securities will be affected inversely by changes in
prevailing interest rates).

      The Fund can buy below-investment-grade convertible
debt securities, which are subject to greater risks of
default than investment-grade securities.  To the extent
the Fund buys debt securities it will focus primarily on
investment-grade securities.

      |X|  Investing in Domestic Securities.  The Fund does
not expect to invest more than 10% of its assets in
securities of U.S. issuers as part of its normal investment
program.  However, it can hold common and preferred stocks
as well as debt securities of U.S. companies, and can also
invest in U.S. corporate and government debt securities for
defensive and liquidity purposes.

      |X|  Illiquid and Restricted Securities.  Investments
may be illiquid because there is no active trading market
for them.  That might make it difficult to value them or
dispose of them promptly at an acceptable price.  A
restricted security is one that has a contractual
restriction on its resale or which cannot be sold publicly
until it is registered under the Securities Act of 1933.
The Fund will not invest more than 15% of its net assets in
illiquid or restricted securities.  Certain restricted
securities that are eligible for resale to qualified
institutional purchasers may not be subject to that limit.
The Manager monitors holdings of illiquid securities on an
ongoing basis to determine whether to sell any holdings to
maintain adequate liquidity.

      |X| Repurchase Agreements.  The Fund can enter into
repurchase agreements.  In a repurchase transaction, the
Fund buys a security and simultaneously sells it to the
vendor for delivery at a future date.  Repurchase
agreements must be fully collateralized.  However, if the
vendor fails to pay the resale price on the delivery date,
the Fund could incur costs in disposing of the collateral
and might experience losses if there is any delay in its
ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase
agreements of seven days or less.

      |X|  Derivative Investments.  The Fund can use a
number of different kinds of "derivative" investments,
although it does not do so currently to a significant
degree and is not required to use them to seek its goal.
In general terms, a derivative investment is an investment
contract whose value depends on (or is derived from) the
value of an underlying asset, interest rate or index.  In
the broadest sense, exchange-traded options, futures
contracts, forward contracts and other hedging instruments
the Fund might use can be considered "derivative"
investments.  In addition to using derivatives for hedging,
the Fund might use other derivative investments because
they offer the potential for increased value.

            |_|  There are Special Risks in Using
Derivative Investments.  Markets underlying securities and
indices may move in a direction not anticipated by the
Manager.  Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of
derivatives.  If the issuer of the derivative does not pay
the amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the
derivative is based, and the derivative itself, may not
perform the way the Manager expected it to perform.  If
that happens, the Fund's share price could decline.

      The Fund has limits on the amount of particular types
of derivatives it can hold.  However, using derivatives can
cause the Fund to lose money on its investments and/or
increase the volatility of its share prices.  As a result
of these risks the Fund could realize less return from the
investment than expected.  Certain derivative investments
held by the Fund may be illiquid.

      |X|  Hedging.  The Fund can buy and sell certain
kinds of futures contracts, forward contracts, currency
swaps and exchange-traded call options, including call
options on futures contracts, foreign currencies and
broadly-based securities indices.  These are all referred
to as "hedging instruments."  Although the Fund can use
forward contracts, options or futures to hedge foreign
currency risks when buying and selling securities, it does
not currently use them or other types of hedging
extensively and does not use hedging instruments for
speculative purposes.  It has limits on its use of
hedging.  The Fund is not required to use hedging
instruments in seeking its goal.

      Some of these strategies would hedge the portfolio
against price fluctuations.  Other hedging strategies, such
as buying futures and call options, would tend to increase
the Fund's exposure to the securities market.  Forward
contracts could be used to try to manage foreign currency
risks on the Fund's foreign investments.  Foreign currency
options could be used to try to protect against declines in
the dollar value of foreign securities the Fund owns, or to
protect against an increase in the dollar cost of buying
foreign securities.

      Options trading involves the payment of premiums and
has special tax effects on the Fund. There are also special
risks in particular hedging strategies.  If the Manager
uses a hedging instrument at the wrong time or judges
market conditions incorrectly, the strategy could reduce
the Fund's return.  The Fund could also experience losses
if the price of its futures and options positions were not
correlated with its other investments or if it could not
close out a position because of an illiquid market.

Temporary Defensive and Interim Investments.  In times of
adverse or unstable market, economic or political
conditions, the Fund can invest up to 100% of its assets in
temporary investments that are inconsistent with the Fund's
principal investment strategies.  Generally they would be
cash equivalents (such as commercial paper in the top two
rating categories of national rating organizations), money
market instruments, short-term debt securities, U.S. or
foreign government securities, or repurchase agreements.
They can also include other investment grade debt
securities.  The Fund might also hold these types of
securities pending the investment of proceeds from the sale
of Fund shares or investment securities or to meet
anticipated redemptions of Fund shares.  To the extent the
Fund invests defensively in these securities, it might not
achieve its investment objective of capital growth.

How the Fund Is Managed

The Manager.  The Manager chooses the Fund's investments
and handles its day-to-day business. The Manager carries
out its duties, subject to the policies established by the
Fund's Board of Directors, under an investment advisory
agreement that states the Manager's responsibilities.  The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

      The Manager has operated as an investment adviser
since January 1960.  The Manager and its subsidiaries and
controlled affiliates managed more than $155 billion in
assets as of March 31, 2004, including other Oppenheimer
funds with more than 7 million shareholder accounts.  The
Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

      |X|   Portfolio Manager.  The portfolio manager of
the Fund is George Evans.  He has been the person
principally responsible for the day-to-day management of
the Fund's portfolio since October 1999.  He is a Vice
President of the Fund and a Vice President of the Manager
since October 1993.  He serves as an officer and portfolio
manager of other Oppenheimer funds.

      |X|  Advisory Fees.  Under the investment advisory
agreement, the Fund pays the Manager an advisory fee at an
annual rate that declines on additional assets as the Fund
grows: 1.00% of the first $250 million of average daily net
assets of the Fund and 0.90% of average daily net assets in
excess of $250 million.  The Fund's management fee for the
fiscal year ended December 31, 2003 was 1.00% of average
annual net assets.

Possible Conflicts of Interest.  The Fund offers its shares
to separate accounts of different insurance companies as an
investment for their variable annuity, variable life and
other investment product contracts.  While the Fund does
not foresee any disadvantages to contract owners from these
arrangements, it is possible that the interests of owners
of different contracts participating in the Fund through
different separate accounts might conflict.  For example, a
conflict could arise because of differences in tax
treatment.

      The Fund's Board has procedures to monitor the
portfolio for possible conflicts to determine what action
should be taken.  If an irreconcilable conflict occurs, the
Board might require one or more participating insurance
company separate accounts to withdraw their investments in
the Fund. That could force the Fund to sell securities at
disadvantageous prices, and orderly portfolio management
could be disrupted.  Also, the Board might refuse to sell
shares of the Fund to a particular separate account, or
could terminate the offering of the Fund's shares if
required to do so by law or if it would be in the best
interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Fund may be
purchased only by separate investment accounts of
participating insurance companies as an underlying
investment for variable life insurance policies, variable
annuity contracts or other investment products.  Individual
investors cannot buy shares of the Fund directly.  Please
refer to the accompanying prospectus of the participating
insurance company for information on how to select the Fund
as an investment option for that variable life insurance
policy, variable annuity or other investment product.  That
prospectus will indicate whether you are only eligible to
purchase Service shares of the Fund.  The Fund reserves the
right to refuse any purchase order when the Manager
believes it would be in the Fund's best interests to do so.

         |X| Excessive Short-Term Exchange Activity.  The
Fund discourages excessive short-term activity and has
asked its participating insurance companies for their
cooperation in trying to prevent such activity in their
separate accounts by investors and their financial
advisors. While the Fund recognizes that some contract
owners may engage in periodic asset allocation and
re-balancing of fund investments in their accounts, making
an exchange out of the Fund within 30 days of buying shares
(either by purchase or exchange), or making more than four
"round trip" exchanges between funds in a year, may be
considered excessive short-term exchange activity. Separate
accounts under common ownership or control are combined for
these limits.  There may be other types of transactions
that demonstrate a pattern of harmful short-term exchanges,
and transactions involving larger amounts of money raise
special concerns because of the effect of exchanges on Fund
liquidity, investment programs and transaction costs. The
Fund seeks the cooperation of participating insurance
companies in preventing excessive short-term exchange
activity by their respective separate account investors,
and the Fund's Transfer Agent attempts to selectively
monitor flows into and out of the Fund, but there can be no
assurance that the Fund, the Transfer Agent or the Fund's
participating insurance companies will be successful in
curbing abusive short-term exchanges.

------------------------------------------------------------

Information about your investment in the Fund through your
variable annuity contract, variable life insurance policy
or other plan can be obtained only from your participating
                              ----
insurance company or its servicing agent.  The Fund's
Transfer Agent does not hold or have access to those
records. Instructions for buying or selling shares of the
Fund should be given to your insurance company or its
servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their
offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of
its shares.  If there are any charges imposed under the
variable annuity, variable life or other contract through
which Fund shares are purchased, they are described in the
accompanying prospectus of the participating insurance
company.

Net Asset Value.  The net asset value per share is
determined as of the close of The New York Stock Exchange
(the "Exchange") on each day that the Exchange is open for
trading (referred to in this Prospectus as a "regular
business day").  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some days.  All
references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by
dividing the value of the Fund's net assets attributable to
a class by the number of shares of that class that are
outstanding.  To determine net asset value, the Fund's
Board of Directors has established procedures to value the
Fund's securities, in general based on market values.  The
Board has adopted special procedures for valuing illiquid
and restricted securities and obligations for which market
values cannot be readily obtained. Because some foreign
securities trade in markets and on exchanges that operate
on weekends and U.S. holidays, the values of some of the
Fund's foreign investments might change on days when
investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which
a security held by the Fund is traded, and before the time
the Fund's securities are priced that day, an event occurs
that the Manager deems likely to cause a material change in
the value of such security, the Board of Directors has
authorized the Manager, subject to the Board's review, to
ascertain a fair value for such security.  A security's
valuation may differ depending on the method used for
determining value.

      The Offering Price.  The offering price that applies
to an order from a participating insurance company is based
on the next calculation of the net asset value per share
that is made after the insurance company (as the Fund's
designated agent to receive purchase orders) receives a
purchase order from its contract or policy owners to
purchase Fund shares on a regular business day, provided
that the Fund receives the order from the insurance company
by 9:30 A.M. on the next regular business day at the
offices of its Transfer Agent in Colorado.  The
participating insurance company must receive that order
before the close of the Exchange.

      |X|  Classes of Shares.  The Fund offers two
different classes of shares.  The class designated as
Service shares are subject to a distribution and service
plan.  The impact of the expenses of the Plan on Service
shares is described below.  The class of shares that are
not subject to a Plan has no class "name" designation.  The
different classes of shares represent investments in the
same portfolio of securities but are expected to have
different expenses and share prices.

Distribution and Service Plan for Service Shares

      The Fund has adopted a Distribution and Service Plan
for Service shares to pay the distributor for distribution
related services and personal services and account
maintenance for the Fund's Service shares.  The Plan allows
for payment to be made quarterly at an annual rate of up to
0.25% of the average annual net assets of Service shares of
the Fund.  The Board may increase that rate to no more than
0.25% per annum, without advance notification.  The
distributor currently uses all of those fees to compensate
sponsor(s) of the insurance product that offers Fund
shares, for providing personal service and maintenance of
accounts of their variable contract owners that hold
Service shares.  The impact of the service plan is to
increase operating expenses of the Service shares, which
results in lower performance compared to the Fund's shares
that are not subject to a service fee.  Because these fees
are paid out of the Fund's assets on an ongoing basis, over
time these fees will increase the cost of your investment
and may cost you more than other types of sales charges.

How Are Shares Redeemed?  As with purchases, only the
participating insurance companies that hold Fund shares in
their separate accounts for the benefit of variable annuity
contracts, variable life insurance policies or other
investment products can place orders to redeem shares.
Contract holders and policy holders should not directly
contact the Fund or its Transfer Agent to request a
redemption of Fund shares.  Contract owners should refer to
the withdrawal or surrender instructions in the
accompanying prospectus of the participating insurance
company.

      The share price that applies to a redemption order is
the next net asset value per share that is determined after
the participating insurance company (as the Fund's
designated agent) receives a redemption request on a
regular business day from its contract or policy holder,
provided that the Fund receives the order from the
insurance company by 9:30 A.M. the next regular business
day at the office of its Transfer Agent in Colorado.  The
participating insurance company must receive that order
before the close of the Exchange (normally 4:00 PM Eastern
time).  The Fund normally sends payment by Federal Funds
wire to the insurance company's account the day after the
Fund receives the order (and no later than 7 days after the
Fund's receipt of the order).  Under unusual circumstances
determined by the Securities and Exchange Commission,
payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends
separately for each class of shares from net investment
income, if any, on an annual basis, and to pay those
dividends in March on a date selected by the Board of
Directors.  Dividends and distributions will generally be
lower for Service shares, which normally have higher
expenses.  The Fund has no fixed dividend rate and cannot
guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions)
will be reinvested automatically in additional Fund shares
at net asset value for the account of the participating
insurance company (unless the insurance company elects to
have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the
sale of portfolio securities.  If it does, it may make
distributions out of any net short-term or long-term
capital gains in March of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year.  There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable
annuity contract, a variable life insurance policy or other
investment product of a participating insurance company,
please refer to the accompanying prospectus of your
participating insurance company.  Because shares of the
Fund may be purchased only through insurance company
separate accounts for variable annuity contracts, variable
life insurance policies or other investment products,
dividends paid by the Fund from net investment income and
distributions (if any) of net realized short-term and
long-term capital gains will be taxable, if at all, to the
participating insurance company.

      This information is only a summary of certain federal
income tax information about an investment in Fund shares.
You should consult with your tax adviser or your
participating insurance company representative about the
effect of an investment in the Fund under your contract or
policy.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance since its
inception.  Certain information reflects financial results
for a single Fund share.  The total returns in the table
represent the rate that an investor would have earned (or
lost) on an investment in the Fund (assuming reinvestment
of all dividends and distributions).  This information has
been audited by Deloitte & Touche LLP, the Fund's
independent auditors, whose report, along with the Fund's
financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 NON-SERVICE SHARES YEAR ENDED DECEMBER 31,                     2003        2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                        $  0.76     $  1.07      $   1.74      $   2.30      $   1.57
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            -- 1       .01           .01            -- 1          -- 1
 Net realized and unrealized gain (loss)                         .37        (.31)         (.39)         (.11)          .77
                                                             ----------------------------------------------------------------
 Total from investment operations                                .37        (.30)         (.38)         (.11)          .77
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.01)       (.01)           -- 1        (.03)         (.01)
 Distributions from net realized gain                             --          --          (.29)         (.42)         (.03)
                                                             ----------------------------------------------------------------
 Total dividends and/or distributions to shareholders           (.01)       (.01)         (.29)         (.45)         (.04)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $1.12       $0.76         $1.07         $1.74         $2.30
                                                             ================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                            50.13%     (28.51)%      (24.31)%       (9.43)%       50.37%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $92,027     $62,091      $ 99,831      $144,901      $147,345
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $70,042     $83,511      $117,814      $162,028      $107,403
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                          0.37%       1.17%         0.69%         0.24%         0.17%
 Total expenses                                                 1.12% 4     1.12% 4       1.05% 4       1.17% 4       1.08% 4
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          71%         40%           44%           72%          127%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued

 SERVICE SHARES YEAR ENDED DECEMBER 31,                         2003        2002          2001 1
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                         $ 0.81      $ 1.08        $ 1.22
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .01         .01            -- 2
 Net realized and unrealized gain (loss)                         .35        (.27)         (.14)
                                                              -----------------------------------
 Total from investment operations                                .36        (.26)         (.14)
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.01)       (.01)           --
 Distributions from net realized gain                             --          --            --
                                                              -----------------------------------
 Total dividends and/or distributions to shareholders           (.01)       (.01)           --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $1.16      $ 0.81        $ 1.08
                                                              ===================================

-------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                            45.53%     (24.51)%      (11.48)%

-------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                     $5,583        $910          $103
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $2,205        $603          $ 36
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                   0.03%      (0.03)%        0.28%
 Total expenses                                                 1.36%       1.41%         1.20%
 Expenses after expense reimbursement or fee waiver
 and reduction to custodian expenses                             N/A 5      1.34%          N/A 5
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          71%         40%           44%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama
 Series Fund, Inc. (the Company), which is registered under the Investment
 Company Act of 1940, as amended, as an open-end management investment company.
 The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is
 OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
 Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net

13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED        OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                 LOSS       FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2,3             TAX PURPOSES
--------------------------------------------------------------------------------
   $1,512,423                  $--          $49,675,375              $17,444,474

 1. As of December 31, 2003, the Fund had $48,844,671 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2009          $16,530,049
                              2010           12,564,594
                              2011           19,750,028
                                            -----------
                              Total         $48,844,671
                                            ===========

 2. During the fiscal years ended December 31, 2003 and December 31, 2002, the
 Fund did not utilize any capital loss carryforwards.

 3. As of December 31, 2003, the Fund had $830,704 of post-October losses available to offset future ealized capital gains, if any. Such losses, if unutilized, will expire in 2012.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

          REDUCTION TO                       REDUCTION TO
          ACCUMULATED                     ACCUMULATED NET
          NET INVESTMENT                 REALIZED LOSS ON
          INCOME                              INVESTMENTS
          -----------------------------------------------
          $231,095                               $231,095

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:
                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2003        DECEMBER 31, 2002
          ----------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                   $1,010,277                 $650,366

14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

  The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
                 Federal tax cost of securities            $  80,368,949
                 Federal tax cost of other investments         1,119,391
                                                           --------------
                 Total federal tax cost                    $  81,488,340
                                                           ==============

                 Gross unrealized appreciation             $  21,224,726
                 Gross unrealized depreciation                (3,780,252)
                                                           --------------
                 Net unrealized appreciation               $  17,444,474
                                                           ==============

 Certain foreign countries impose a tax on capital gains which is accrued by the
 Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Fund has authorized 160 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                        YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                            SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                                  186,946,297     $ 155,106,738         341,815,040     $ 332,416,733
 Dividends and/or distributions reinvested               1,556,521           996,174             590,034           649,038
 Redeemed                                             (188,023,694)     (156,251,868)       (353,484,720)     (345,265,900)
                                                      ---------------------------------------------------------------------
 Net increase (decrease)                                   479,124     $    (148,956)        (11,079,646)    $ (12,200,129)
                                                      ======================================================================

---------------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                    8,997,299     $   8,513,130          10,721,265     $  11,609,780
 Dividends and/or distributions reinvested                  20,739            14,103               1,218             1,328
 Redeemed                                               (5,340,145)       (4,957,929)         (9,688,789)      (10,688,032)
                                                      ---------------------------------------------------------------------
 Net increase                                            3,677,893     $   3,569,304           1,033,694     $     923,076
                                                     ======================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $49,259,265 and $52,162,340, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended December 31, 2003, the Fund paid $10,109 to OFS for services to the Fund.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
 Distribution and Service Plan for Service shares to pay OppenheimerFunds
 Distributor, Inc., the Distributor, for distribution-related services for the
 Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the
 Statement of Operations.
--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

 The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.

 As of December 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                          EXPIRATION          CONTRACT          VALUATION AS OF       UNREALIZED       UNREALIZED
 CONTRACT DESCRIPTION                          DATES     AMOUNT (000S)        DECEMBER 31, 2003     APPRECIATION     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 Australian Dollar [AUD]                      1/5/04               354AUD              $266,682          $ 1,413             $ --
 Euro [EUR]                            1/2/04-1/6/04               272EUR               342,728            1,950                7
 British Pound Sterling [GBP]                 1/2/04               101GBP               180,331            1,687               --
 Swedish Krone [SEK]                          1/5/04               800SEK               111,126              810               --
                                                                                                        -------------------------
                                                                                                           5,860                7
                                                                                                        -------------------------
 CONTRACTS TO SELL
 Euro [EUR]                            1/2/04-1/5/04               132EUR               166,470               --              695
                                                                                                         ------------------------
 Total Unrealized Appreciation and Depreciation                                                          $ 5,860             $702
                                                                                                         ========================

--------------------------------------------------------------------------------
 6. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 December 31, 2003 was $512,500, which represents 0.53% of the Fund's net assets.
--------------------------------------------------------------------------------
 7. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The
 SEC's order requires the Fund's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

INFORMATION AND SERVICES
For More  Information  on Oppenheimer  International  Growth
Fund/VA
The  following  additional  information  about  the  Fund is available without charge upon request:

STATEMENT   OF   ADDITIONAL   INFORMATION.   This   document
includes additional  information about the Fund's investment policies,  risks,  and  operations.  It is  incorporated  by reference  into this  Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.   Additional  information
about the Fund's  investments  and  performance is available
in  the   Fund's   Annual   and   Semi-Annual   Reports   to
shareholders.  The Annual  Report  includes a discussion  of
market    conditions   and   investment    strategies   that
significantly  affected  the Fund's  performance  during its last fiscal year.

How to Get More Information
You   can   request   the    Statement   of    Additional
Information,  the Annual  and  Semi-Annual  Reports,  the
notice  explaining  the Fund's  privacy  policy and other
information about the Fund or your account:

---------------------------------------------------------
By Telephone:           Call  OppenheimerFunds   Services
toll-free:
---------------------------------------------------------

                        1.800.981.2871

---------------------------------------------------------
---------------------------------------------------------

---------------------------------------------------------
By Mail:                Write to:
                        OppenheimerFunds Services
---------------------------------------------------------

                        P.O. Box 5270

---------------------------------------------------------
---------------------------------------------------------

                        Denver, Colorado 80217-5270

---------------------------------------------------------
Information  about  the  Fund  including  the  Statement  of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information about the Fund are available on the EDGAR database  on the  SEC's  Internet  website  at  WWW.SEC.GOV.
                                                -----------
Copies may be obtained  after payment of a  duplicating  fee
by   electronic   request  at  the  SEC's  e-mail   address:
publicinfo@sec.gov   or  by  writing  to  the  SEC's  Public
Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide  any  information
about the Fund or to make any  representations  about the
Fund other  than what is  contained  in this  Prospectus.
This  Prospectus  is not an offer to sell  shares  of the
Fund,  nor a  solicitation  of an offer to buy  shares of
the   Fund,   to  any   person  in  any  state  or  other
jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255
PRO616.001.0404  Printed on recycled paper.

                 Appendix to Prospectus of
          Oppenheimer International Growth Fund/VA

      Graphic   material   included  in  the  Prospectus  of
Oppenheimer  International  Growth  Fund/VA:  "Annual  Total
Returns (as of 12/31 each year)":

      A bar chart  will be  included  in the  Prospectus  of
Oppenheimer   International  Growth  Fund/VA  depicting  the
annual total returns of a hypothetical  investment in shares of the Fund for each of the calendar  years since the Fund's inception.  Set forth  below are the  relevant  data  points that will appear in the bar chart:

----------------------------------------------
Calendar Year Ended 12/31     Annual Total
                                 Return
----------------------------------------------
----------------------------------------------
1994                               1.44%
----------------------------------------------
----------------------------------------------
1995                             10.30%
----------------------------------------------
----------------------------------------------
1996                              13.26%
----------------------------------------------
----------------------------------------------
1997                               8.11%
----------------------------------------------
----------------------------------------------
1998                              19.40%
----------------------------------------------
----------------------------------------------
1999                              50.37%
----------------------------------------------
----------------------------------------------
2000                              -9.43%
----------------------------------------------
----------------------------------------------
2001                            -24.31%
----------------------------------------------
----------------------------------------------
2002                            -28.51%
----------------------------------------------
----------------------------------------------

2003                             50.13%

----------------------------------------------

Total Return Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2004

                                                Total Return Portfolio is a
                                          mutual fund that seeks to maximize
                                          total investment return by
                                          allocating its assets among
                                          investments in stocks, corporate
                                          bonds, U.S. government securities
                                          and money market instruments.

                                                Shares of the Portfolio are
                                          sold only as an underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts. A
                                          prospectus for the insurance product
                                          you have selected accompanies this
                                          Prospectus and explains how to
                                          select shares of the Portfolio as an
As with all mutual funds, the             investment under that insurance
Securities and Exchange Commission        product.
has not approved or disapproved the
Portfolio's securities nor has it               This Prospectus contains
determined that this Prospectus is        important information about the
accurate or complete. It is a             Portfolio's objective, its
criminal offense to represent             investment policies, strategies and
otherwise.                                risks. Please read this Prospectus
                                          (and your insurance product
                                          prospectus) carefully before you
                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
------------------------------------------------------------

      3     The   Portfolio's   Investment   Objective   and
Principal Investment Strategies

      4     Main Risks of Investing in the Portfolio

      6     The Portfolio's Performance

      8     About the Portfolio's Investments

      14    How the Portfolio is Managed

            Investing in the Portfolio
------------------------------------------------------------

      15    How to Buy and Sell Shares

      17    Dividends, Capital Gains and Taxes

      18    Financial Highlights

About the Portfolio

The   Portfolio's   Investment   Objective   and   Principal
Investment Strategies

What Is the Portfolio's Investment Objective?  The
Portfolio seeks to maximize total investment return
(including capital appreciation and income) principally by
allocating its assets among stocks, corporate bonds, U.S.
government securities and money market instruments,
according to changing market conditions.

What Does the Portfolio Invest In?  The Portfolio invests
mainly in common stocks, corporate bonds, U.S. government
securities (including mortgage-related securities), and
short-term notes.  The Portfolio's investment Manager,
OppenheimerFunds, Inc. (the "Manager"), can allocate the
Portfolio's investments among these different types of
securities in different proportions at different times to
seek the Portfolio's goal.  That allocation is based on the
Manager's judgment of where the best opportunities are
after evaluating market and economic conditions.

      Normally, at least 25% of the Portfolio's total
assets will be invested in fixed income senior securities.
Otherwise, the Portfolio is not required to allocate its
investments among stocks, corporate bonds, U.S. government
securities and money market instruments in any fixed
proportion and the relative weighting of those asset
classes in the Portfolio's holdings will change over time.
Therefore, the Portfolio might have some of its assets
invested in each asset class or it might not invest in
certain asset classes at times.

o     Stocks.  The Portfolio can buy a variety of domestic
and foreign stocks and other equity investments, including
common and preferred stocks, warrants and securities
convertible into common stock.  The Portfolio can buy
securities of companies of different market capitalization
ranges.  Currently, the Portfolio invests primarily in the
securities of domestic large capitalization companies.
There are limits on the Portfolio's investments in foreign
securities.

o     Debt Securities.  The Portfolio can invest in a
variety of debt securities, including securities issued or
guaranteed by the U.S. government and its agencies and
federally-chartered corporate entities referred to as
"instumentalities."  The Portfolio can buy mortgage-related
securities and collateralized mortgage obligations ("CMOs")
issued or guaranteed by the U.S. government or private
issuers.  It can also buy municipal securities, foreign
government securities, and domestic and foreign corporate
debt obligations. The Portfolio can buy bonds rated below
investment grade (these are commonly called "junk bonds"),
but currently limits these investments to not more than 5%
of its assets.

o     Money Market Instruments.  The Portfolio can hold
money market instruments, such as short-term U.S.
government securities, commercial paper and bank
instruments as part of its normal investment program, or
for cash management purposes, or as a defensive investment
when the Manager believes that the securities markets are
unstable.

      The Portfolio can also use hedging instruments and
certain derivative investments to try to manage investment
risks. These investments are more fully explained in "About
the Portfolio's Investments," below.

      |X|  How Do the Portfolio Managers Decide What
Securities to Buy or Sell?  In selecting securities for
purchase or sale by the Portfolio, the portfolio managers
follow an investment process that uses quantitative tools
to analyze market dynamics and economic trends to help
determine the allocation of the Portfolio's investments
over different asset classes.  In selecting stocks for the
Portfolio, the portfolio managers use a systematic and
disciplined quantitative investment style.  While this
process and the inter-relationship of the factors used may
change over time and its implementation may vary in
particular cases, in general the investment selection
process includes the strategies described below:
|_|   In selecting stocks, the portfolio managers use
            proprietary quantitative valuation techniques,
            which incorporate data derived from qualitative
            fundamental research, to identify stocks within
            the S&P 500 Index that they consider to be
            temporarily undervalued by various measures.
            Individual stocks are selected for the
            portfolio using a ranking process based on
            those valuation models.
|_|   The portfolio managers use both quantitative and
            fundamental analytical tools, including
            internal research and reports by other market
            analysts, to identify stocks within the
            selected universe that may provide growth
            opportunities, for example, by selecting stocks
            of issuers that have better earnings, cash
            flow, revenues and/or other favorable
            characteristics than analysts have expected.
            The portfolio managers, in essence, seek to
            choose stocks having prices that are relatively
            low in relation to what they consider to be the
            stocks' real worth or future prospects with the
            expectation that these stocks will increase in
            value when the market re-evaluates the issuers.
|_|   Seeking to reduce overall risks, the portfolio
            managers diversify the Portfolio's equity
            positions by allocating investments among
            industries within the S&P 500 Index.

Who Is the Portfolio Designed For?  The Portfolio's shares
are available only as an investment option under certain
variable annuity contracts, variable life insurance
policies and investment plans offered through insurance
company separate accounts of participating insurance
companies, for investors seeking total investment return
over the long term from a flexible portfolio investing in
different asset classes, including stocks, bonds and money
market instruments.  Because the Portfolio invests a
portion of its assets in stocks, those investors should be
willing to assume the risks of short-term share price
fluctuations that are typical for a fund that can have
substantial stock investments. Since the Portfolio's income
level will fluctuate, it is not designed for investors
needing an assured level of current income.  The Portfolio
is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The
Portfolio's investments are subject to changes in their
value from a number of factors described below.  There is
also the risk that poor security selection by the
Portfolio's investment Manager, OppenheimerFunds, Inc.,
will cause the Portfolio to underperform other funds having
similar objectives.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in
price, and their short-term volatility at times can be
great.  Because the Portfolio typically has substantial
investments in common stocks, the value of the Portfolio's
investment holdings will be affected by changes in the
stock markets. Market risk will affect the Portfolio's net
asset value per share, which will fluctuate as the values
of the Portfolio's investments change.
      A variety of factors can affect the price of a
particular stock and the prices of individual stocks do not
all move in the same direction uniformly or at the same
time.  Different stock markets may behave differently from
each other.  In particular, because the Portfolio's stock
investments are primarily in U.S. issuers, its share price
will be affected by changes in U.S. stock markets.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer.  The
Portfolio invests in securities of large companies but it
can also buy stocks of small and medium-size companies,
which may have more volatile stock prices than stocks of
large companies.

      Additionally, stocks of issuers in a particular
industry may be affected by changes in economic conditions,
government regulations, availability of basic resources or
supplies, or other events that affect that industry more
than others.  To the extent that the Portfolio increases
the relative emphasis of its investments in a particular
industry, its share values can fluctuate in response to
events affecting that industry.

      |X| Credit Risk.  Debt securities are subject to
credit risk.  Credit risk relates to the ability of the
issuer of a security to make interest and principal
payments on the security as they become due. If the issuer
fails to pay interest, the Portfolio's income may be
reduced and if the issuer fails to repay principal, the
value of that security and of the Portfolio's shares may be
reduced. While the Portfolio's investments in U.S.
government securities are subject to little credit risk,
the Portfolio's other investments in debt securities,
particularly high-yield lower-grade debt securities, are
subject to risks of default.

      |X|  Interest Rate Risks.  The prices of debt
securities, including U.S. government securities, are
subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt
securities generally rise.  When interest rates rise, the
values of already-issued debt securities generally fall.
The magnitude of these fluctuations will often be greater
for longer-term debt securities than shorter-term debt
securities.  The Portfolio's share prices can go up or down
when interest rates change because of the effect of the
changes on the value of the Portfolio's investments in debt
securities.

      |X|  Prepayment Risk.  Prepayment risk occurs when
the mortgages underlying a mortgage-related security are
prepaid at a rate faster than anticipated (usually, when
interest rates fall) and the issuer of the security can
prepay the principal prior to the security's maturity.
Mortgage-related securities that are subject to prepayment
risk, including the CMOs and other mortgage-related
securities that the Portfolio can buy, generally offer less
potential for gains when prevailing interest rates decline,
and have greater potential for loss than other debt
securities when interest rates rise.

      The impact of prepayments on the price of a security
may be difficult to predict and may increase the volatility
of the price.  The Portfolio might have to reinvest the
proceeds of prepaid securities in new securities offering
lower yields.  Additionally, the Portfolio can buy
mortgage-related securities at a premium.  Accelerated
prepayments on those securities could cause the Portfolio
to lose the portion of its principal investment represented
by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur
at slower rates than expected, which could have the effect
of lengthening the expected maturity of a short or
medium-term security. That could cause its value to
fluctuate more widely in response to changes in interest
rates.  In turn, this could cause the value of the
Portfolio's shares to fluctuate more.

      |X| There are Special Risks in Using Derivative
Investments. The Portfolio can use derivatives to seek
increased returns or to try to hedge investment risks.  In
general terms, a derivative investment is one whose value
depends on (or is derived from) the value of an underlying
asset, interest rate or index.  Options, futures,
mortgage-related securities and CMOs, asset-backed
securities and "stripped" securities are examples of
derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the
amount due, the Portfolio can lose money on the
investment.  Also, the underlying security or investment on
which the derivative is based, and the derivative itself,
might not perform the way the Manager expected it to
perform.  If that happens, the Portfolio's share price
could decline or the Portfolio could get less income than
expected.  The Portfolio has limits on the amounts of
particular types of derivatives it can hold.  However,
using derivatives can cause the Portfolio to lose money on
its investments and/or increase the volatility of its share
prices.

      How Risky is the Portfolio Overall?  The risks
described above collectively form the risk profile of the
Portfolio and can affect the value of the Portfolio's
investments, its investment performance and its price per
share.  These risks mean that you can lose money by
investing in the Portfolio.  When you redeem your shares,
they may be worth more or less than what you paid for them.

      However, changes in the overall market prices of
securities and the income they pay can occur at any time.
The share price of the Portfolio will change daily based on
changes in market prices of securities and market
conditions and in response to other economic events.  There
is no assurance that the Portfolio will achieve its
investment objective.  In the short term, the stock markets
can be volatile, and the price of the Portfolio's shares
will go up and down as a result. The Portfolio's
income-oriented investments may help cushion the
Portfolio's total return from changes in stock prices, but
fixed-income securities have their own risks, such as the
risk of default and changes in value when interest rates
change.  The Portfolio seeks to reduce the effects of these
risks by diversifying its investments over different asset
classes.  The Portfolio may be less volatile than funds
that invest only in stocks but may be more volatile than
funds that invest solely in investment grade bonds.

An investment in the Portfolio is not a deposit of any bank
and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Portfolio's Performance

The bar chart and table below show one measure of the risks
of investing in the Portfolio, by showing changes in the
Portfolio's performance from year to year for the last ten
calendar years and by showing how the average annual total
returns compare to those of broad-based market indices.
The Portfolio's past investment performance is not
necessarily an indication of how the Portfolio will perform
in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing
annual total returns]

For the period 1/1/04 through 3/31/04, the Portfolio's
cumulative return (not annualized) was 2.93%.  Charges
imposed by the separate accounts that invest in the
Portfolio are not included in the calculations of return in
this bar chart, and if those charges were included, the
returns would be less than those shown.
During the period shown in the bar chart, the highest
return (not annualized) for a calendar quarter was 12.35%
(4QTR98) and the lowest return (not annualized) for a
calendar quarter was -11.40% (3QTR02).

-------------------------------------------------------------------------------
Average Annual Total
Returns for the periods     ------------
ended December 31, 2003                       5 Years            10 Years
                               1 Year
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return Portfolio
(inception: 9/30/82)           21.10%           -1.54%              5.08%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500 Index (from:           28.67%           -0.57%             11.06%
12/31/93)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Merrill Lynch Corporate
Gov't Master Index             4.54%             6.64%              6.99%1
-------------------------------------------------------------------------------
1. From 12/31/93.
The  Portfolio's  average  annual total returns  measure the performance  of a  hypothetical  account  without  deducting charges imposed by the separate  accounts that invest in the
Portfolio  and assume that all  dividends  and capital gains distributions  have been  reinvested in  additional  shares.
Because  the  Portfolio  invests in stocks  and  bonds,  its performance  is compared to the S&P 500 Index,  an unmanaged index of equity  securities that is a measure of the general domestic  stock  market and to the Merrill  Lynch  Corporate and  Government  Master Index,  a broad-based  index of debt securities.  The indices performance  includes  reinvestment of income  but does not  reflect  transaction  costs,  fees, expenses or taxes.  The  Portfolio's  investments  vary from those in the index.

The Portfolio's total returns should not be expected to be
the same as the returns of other Oppenheimer funds, even if
funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Portfolio. The Portfolio pays a variety of
expenses directly for management of its assets,
administration, distribution of its shares and other
services. Those expenses are subtracted from the
Portfolio's assets to calculate the Portfolio's net asset
values per share. All shareholders therefore pay those
expenses indirectly. The numbers below are based on the
Portfolio's expenses during its fiscal year ended December
31, 2003.

Shareholder Fees.  The Portfolio does not charge any
initial sales charge to buy shares or to reinvest
dividends.  There are no exchange fees or redemption fees
and no contingent deferred sales charges. Please refer to
the accompanying prospectus of the participating insurance
company for information on initial or contingent deferred
sales charges, exchange fees or redemption fees for that
variable life insurance policy, variable annuity or other
investment product.  Those charges and fees are not
reflected in the table below.

Annual Fund Operating Expenses (deducted from Portfolio
assets):
(% of average daily net assets)

-------------------------------------------------------------------------
Management Fees                                      0.625%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                  N/A
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Other Expenses                                        0.04%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Annual Operating Expenses                       0.67%
-------------------------------------------------------------------------
Expenses may vary in future  years.  "Other  Expenses"
in the table include  transfer  agent fees,  custodial
fees,  and accounting and legal expenses the Portfolio
pays. The  Portfolio's  transfer agent has voluntarily
agreed to limit  transfer  and  shareholder  servicing
agent  fees  to  0.35%  per  fiscal  year,   for  both
classes.  That undertaking may be amended or withdrawn
at any time.  For the  Portfolio's  fiscal  year ended
December  31, 2003,  the  transfer  agent fees did not
exceed the expense limitation described above.

EXAMPLE.  The following example is intended to help you
compare the cost of investing in the Portfolio with the
cost of investing in other mutual funds.  The example
assumes that you invest $10,000 in the Portfolio for the
time periods indicated and reinvest your dividends and
distributions.

The example assumes that you redeem all of your shares at
the end of those periods. It also assumes that your
investment has a 5% return each year and that the operating
expenses remain the same. Your actual costs may be higher
or lower because expenses will vary over time. Based on
these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are              1 Year        3 Years       5 Years      10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            $68            $214          $373         $835
--------------------------------------------------------------------------------

About the Portfolio's Investments

The Portfolio's Principal Investment Policies.  The
allocation of the Portfolio's investment holdings among the
different investments will vary over time based upon the
Manager's evaluation of economic and market trends.  The
Portfolio's holdings might not always include all of the
different types of investments described below.  The
Statement of Additional Information contains more detailed
information about the Portfolio's investment policies and
risks.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased. The
Portfolio attempts to reduce its exposure to market risks
by diversifying its investments, that is, by not holding a
substantial percentage of the stock of any one company and
by not investing too great a percentage of the Portfolio's
assets in any one issuer.  Also, the Portfolio does not
concentrate 25% or more of its investments in any one
industry.

      |X|  Stocks and Other Equity Investments.  The
Portfolio can invest in the equity securities of issuers
that may be of small, medium or large capitalization, to
seek total investment return.  The Portfolio's stock
investments mainly are common stocks but it can also invest
in other equity securities, including preferred stocks,
rights and warrants, and securities convertible into common
stock.  The Portfolio can buy securities issued by domestic
or foreign companies.  However, the Portfolio's investments
in stocks are currently focused on those of U.S. issuers.

      The Portfolio's equity investments may be
exchange-traded or over-the-counter securities.
Over-the-counter securities may have less liquidity than
exchange-traded securities, and stocks of companies with
smaller capitalization have greater risk of volatility than
stocks of larger companies.

            |_|  Convertible Securities.  Many convertible
securities are a form of debt security, but the Manager
regards some of them as "equity substitutes" because of
their conversion feature. In those cases, their ratings
have less impact on the Manager's investment decision than
in the case of other debt securities.  The Portfolio's
investments in convertible securities may include
securities rated as low as "B" by Moody's Investor
Services, Inc. or Standard & Poor's Rating Service or that
have comparable ratings by other national rating
organizations or, if they are unrated, have an equivalent
rating assigned by the Manager.  Those ratings are below
"investment grade" and the securities are subject to
greater risk of default by the issuer than investment grade
securities.

      |X|  Corporate Bonds and U.S. Government Securities.
The Portfolio can buy debt securities that are rated by
nationally-recognized rating organizations as well as
unrated securities assigned an equivalent rating by the
Manager.  The Portfolio's debt investments may be
"investment grade" (that is, in the four highest rating
categories of a national rating organization) or may be
securities that are below investment grade (sometimes
called "junk bonds"), rated as low as "B," as described
above in "Convertible Securities."  The Portfolio does not
invest more than 10% of its total assets in unrated debt
securities.

      While the Portfolio can invest as much as 20% of its
total assets in debt securities and preferred stocks rated
below investment-grade, currently it does not intend to
invest more than 5% of its total assets in these
investments.  While the Portfolio is not required to sell a
bond that falls below that rating after the Portfolio buys
it, the Manager will monitor the Portfolio's holdings to
determine whether to sell these securities.

            |_|  Special Credit Risks of Lower-Grade
Securities.  All corporate debt securities (whether foreign
or domestic) are subject to some degree of credit risk.
While investment-grade securities are subject to risks of
non-payment of principal and interest, in general
higher-yielding, lower-grade bonds, whether rated or
unrated, have greater risks of default than
investment-grade securities.  U.S. government securities
are subject to little credit risk.  Because the Portfolio
can invest in securities rated below investment grade to
seek high income, the Portfolio's credit risks are greater
than those of Portfolios that buy only investment grade
bonds.

      Securities that are (or that have fallen) below
investment grade are exposed to a greater risk that the
issuers of those securities might not meet their debt
obligations.  These securities may be subject to greater
market fluctuations than investment grade securities.
There may be less of a market for them and therefore they
may be harder to value and to sell at an acceptable price.
There is a relatively greater possibility that the issuer's
earnings may be insufficient to make the payments of
interest and principal due on the bonds.  These risks mean
that the Portfolio's net asset value per share could be
reduced by declines in value of these securities, and it
might not earn the income or return of principal it
expects.

            |_|  U.S. Government Securities.  The Portfolio
can invest in securities issued or guaranteed by the U.S.
Treasury or other government agencies or instrumentalities.
These are referred to as "U.S. government securities" in
this Prospectus.  They can include CMOs and other
mortgage-related securities.

o     U.S. Treasury Obligations.  These include Treasury
bills (having maturities of one year or less when issued),
Treasury notes (having maturities of from more than one
year to ten years when issued), and Treasury bonds (having
maturities of more than ten years when issued).  Treasury
securities are backed by the full faith and credit of the
United States as to timely payments of interest and
repayments of principal.  The Portfolio can buy U.S.
Treasury securities that have been "stripped" of the
interest coupons by a Federal Reserve Bank, zero-coupon
U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").  Although not
rated, Treasury obligations have little credit risk but
prior to maturity are subject to interest rate risk.
o     Obligations of U.S. Government Agencies or
Instrumentalities.  These include direct obligations and
mortgage-related securities that have different levels of
credit support from the government. Some are supported by
the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through
mortgage certificates (called "Ginnie Maes").  Some are
supported by the right of the issuer to borrow from the
U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds ("Fannie Maes"). Others
are supported only by the credit of the entity that issued
them, such as Federal Home Loan Mortgage Corporation
obligations ("Freddie Macs").  These have relatively little
credit risk.

o     Mortgage-Related U.S. Government Securities. The
Portfolio can buy interests in pools of residential or
commercial mortgages, in the form of CMOs and other
"pass-through" mortgage securities. CMOs that are U.S.
government securities have collateral to secure payment of
interest and principal. They may be issued in different
series with different interest rates and maturities. The
collateral is either in the form of mortgage pass-through
certificates issued or guaranteed by a U.S. agency or
instrumentality or mortgage loans insured by a U.S.
government agency.

      The prices and yields of CMOs are determined, in
part, by assumptions about the cash flows from the rate of
payments of the underlying mortgages.  Changes in interest
rates may cause the rate of expected prepayments of those
mortgages to change.  In general, prepayments increase when
general interest rates fall and decrease when interest
rates rise.

      If prepayments of mortgages underlying a CMO occur
faster than expected when interest rates fall, the market
value and yield of the CMO could be reduced.  Additionally,
the Portfolio may have to reinvest the prepayment proceeds
in other securities paying interest at lower rates, which
could reduce the Portfolio's total return.

      When interest rates rise rapidly, if prepayments
occur more slowly than expected, a short- or medium-term
CMO can in effect become a long-term security, subject to
greater fluctuations in value.  These prepayment risks can
make the prices of CMOs very volatile when interest rates
change.  The prices of longer-term debt securities tend to
fluctuate more than those of shorter-term debt securities.
That volatility will affect the Portfolio's share prices.

      |_| Private-Issuer Mortgage-Backed Securities.  The
Portfolio can invest in mortgage-backed securities issued
by private issuers, which do not offer the credit backing
of U.S. government securities.  Private issuer securities
are subject to the credit risks of the issuers as well as
the interest rate risks and prepayment risks of CMOs,
discussed above, although in some cases they may be
supported by insurance or guarantees.  Primarily these
include multi-class debt or pass-through certificates
secured by mortgage loans.  They may be issued by banks,
savings and loans, mortgage bankers and other
non-governmental issuers.

            |_|  Asset-Backed Securities.  The Portfolio
can buy asset-backed securities, which are fractional
interests in pools of loans collateralized by loans or
other assets or receivables.  They are issued by trusts and
special purpose corporations that pass the income from the
underlying pool to the buyer of the interest.  These
securities are subject to prepayment risks, and the risk of
default by the issuer as well as by the borrowers of the
underlying loans in the pool.

      |X|  Money Market Instruments and Short-Term Debt
Securities.  The Portfolio can invest in a variety of
short-term debt obligations having a maturity of one year
or less. These include:
            |_| Money market instruments, which in general
are debt obligations rated in the top two rating categories
of national rating organizations (or that are unrated
instruments that have equivalent ratings assigned by the
Manager).  Examples include commercial paper of domestic
issuers or foreign companies (if the foreign issuers have
assets of $1 billion or more).
            |_| Short-term debt obligations of the U.S.
government or corporations.
            |_| Obligations of domestic or foreign banks or
savings and loan associations, such as certificates of
deposit and bankers' acceptances.

      The yields on shorter-term debt obligations tend to
be less than on longer-term debt. Therefore, this strategy
might help preserve principal but might reduce
opportunities to seek growth of capital as part of the
Portfolio's objective of total return.  Under normal market
conditions this strategy would be used primarily for cash
management or liquidity purposes.  Under abnormal market
conditions, the Portfolio could invest up to 100% of its
assets in those instruments for defensive purposes.

      |X|  Growth Stock Investments.  Stocks of small- and
mid-sized companies may have more limited product lines or
markets for their products or more limited access to
financial resources than larger, more established
companies.  Their stocks may be more volatile an/or less
liquid than those of larger issuers.  That means the
Portfolio could have greater difficulty selling their
securities at an acceptable price, especially in periods of
market volatility.  That factor increases the potential for
losses to the Portfolio.

      |X|  Portfolio Turnover.  The Portfolio ordinarily
does not engage in short-term trading to try to achieve its
objective.  Increased portfolio turnover creates higher
brokerage and transaction costs for the Portfolio (and may
reduce performance).  The Financial Highlights table at the
end of this Prospectus shows the Portfolio's portfolio
turnover rates during prior fiscal years.

      |X|  Special Portfolio Diversification Requirements.
To enable a variable annuity or variable life insurance
contract based on an insurance company separate account to
qualify for favorable tax treatment under the Internal
Revenue Code, the underlying investments must follow
special diversification requirements that limit the
percentage of assets that can be invested in securities of
particular issuers. The Portfolio's investment program is
managed to meet those requirements, in addition to other
diversification requirements under the Internal Revenue
Code and the Investment Company Act that apply to
publicly-sold mutual funds.

      Failure by the Portfolio to meet those special
requirements could cause earnings on a contract owner's
interest in an insurance company separate account to be
taxable income. Those diversification requirements might
also limit, to some degree, the Portfolio's investment
decisions in a way that could reduce its performance.

      |X|  Can the Portfolio's Investment Objective and
Policies Change?  The Board of Directors can change
non-fundamental investment policies without shareholder
approval, although significant changes will be described in
amendments to this Prospectus.  Fundamental policies are
those that cannot be changed without the approval of a
majority of the Portfolio's outstanding voting shares.  The
Portfolio's investment objective is not a fundamental
policy, but will not be changed by the Board of Directors
without advance notice to shareholders.  Investment
restrictions that are fundamental policies are listed in
the Statement of Additional Information. An investment
policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the
Portfolio can also use the investment techniques and
strategies described below.  The Portfolio might not always
use all of them.  These techniques involve certain risks,
although some are designed to help reduce overall
investment or market risks.

      |X|  Foreign Investing.  The Portfolio can buy equity
or debt securities of companies and debt securities of
governments in any country, developed or underdeveloped.
As a non-fundamental policy, the Portfolio cannot invest
more than 10% of its total assets in foreign securities.
As an exception to that restriction the Portfolio can
invest up to 25% of its total assets in foreign equity or
debt securities that are:

|_|   issued,  assumed or guaranteed by foreign  governments
            or   their   political   subdivisions   or
            instrumentalities,
|_|   assumed or guaranteed by domestic  issuers  (including
            Eurodollar securities), or
|_|   issued,  assumed or guaranteed by foreign issuers that
            have a  class  of  securities  listed  for
            trading on The New York Stock Exchange.

      While foreign securities offer special investment
opportunities, there are also special risks, such as
foreign taxation, risks of delays in settlements of
securities transactions, and the effects of a change in
value of a foreign currency against the U.S. dollar, which
will result in a change in the U.S. dollar value of
securities denominated in that foreign currency.  Foreign
issuers are not subject to the same accounting and
disclosure requirements that U.S. companies are subject
to.  The value of foreign investments may be affected by
exchange control regulations, expropriation or
nationalization of a company's assets, foreign taxes,
changes in governmental economic or monetary policy in the
U.S. or abroad, or other political and economic factors.

      |X| Illiquid and Restricted Securities.  Investments
may be illiquid because there is no active trading market
for them.  That might make it difficult to value them or
dispose of them promptly at an acceptable price.  A
restricted security is one that has a contractual
restriction on its resale or which cannot be sold publicly
until it is registered under the Securities Act of 1933.
The Portfolio will not invest more than 15% of its net
assets in illiquid or restricted securities.  Certain
restricted securities that are eligible for resale to
qualified institutional purchasers may not be subject to
that limit.  The Manager monitors holdings of illiquid
securities on an ongoing basis to determine whether to sell
any holdings to maintain adequate liquidity.

      |X| Repurchase Agreements.  In a repurchase
agreement, the Portfolio buys a security and simultaneously
agrees to sell it to the vendor for delivery at a future
date.  Delays or losses could occur if the other party to
the agreement defaults or becomes insolvent.  These are
used primarily for cash management and liquidity purposes.

      |X| Derivative Investments.  The Portfolio can use a
number of different kinds of "derivative" investments,
although it does not do so currently to a significant
degree and is not required to use them to seek its goal.
In general terms, a derivative investment is an investment
contract whose value depends on (or is derived from) the
value of an underlying asset, interest rate or index.  In
the broadest sense, exchange-traded options, futures
contracts, forward contracts and other hedging instruments
the Portfolio might use can be considered "derivative"
investments.  In addition to using derivatives for hedging,
the Portfolio might use other derivative investments
because they offer the potential for increased value.

      Markets underlying securities and indices may move in
a direction not anticipated by the Manager.  Interest rate
and stock market changes in the U.S. and abroad may also
influence the performance of derivatives.  As a result of
these risks, the Portfolio could realize less principal or
income from the investment than expected.  Certain
derivative investments held by the Portfolio may be
illiquid.

      |X|  Zero-Coupon and "Stripped" Securities.  Some of
the U.S. government debt securities the Portfolio buys are
zero-coupon bonds that pay no interest. They are issued at
a substantial discount from their face value. "Stripped"
securities are the separate income or principal components
of a debt security. Some CMOs or other mortgage-related
securities may be stripped, with each component having a
different proportion of principal or interest payments. One
class might receive all the interest and the other all the
principal payments.

      Zero-coupon and stripped securities are subject to
greater fluctuations in price from interest rate changes
than conventional interest-bearing securities.  The
Portfolio may have to pay out the imputed income on zero
coupon securities without receiving the actual cash
currently.  Stripped securities are particularly sensitive
to changes in interest rates.

      The values of interest-only mortgage related
securities are also very sensitive to prepayments of
underlying mortgages. When prepayments tend to fall, the
timing of the cash flows to principal-only securities
increases, making them more sensitive to changes in price.
The market for some of these securities may be limited,
making it difficult for the Portfolio to value them or to
dispose of its holdings at an acceptable price.

      |X|  Hedging.  The Portfolio can write
exchange-traded covered call options on securities, futures
and stock indices, and can buy and sell certain kinds of
futures contracts and forward contracts.  These are all
referred to as "hedging instruments."  The Portfolio does
not use hedging instruments for speculative purposes, and
has limits on its use of them.  The Portfolio is not
required to use hedging instruments in seeking its goal and
currently does not use them to a significant degree.

      Options trading involves the payment of premiums and
has special tax effects on the Portfolio.  There are also
special risks in particular hedging strategies.  For
example, if a covered call written by the Portfolio is
exercised on an investment that has increased in value, the
Portfolio will be required to sell the investment at the
call price and will not be able to realize any profit if
the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong
time or judged market conditions incorrectly, the strategy
could reduce the Portfolio's return. The Portfolio could
also experience losses if the prices of its futures and
options positions were not correlated with its other
investments or if it could not close out a position because
of an illiquid market.

How the Portfolio Is Managed

The Manager.  The Manager chooses the Portfolio's
investments and handles its day-to-day business.  The
Manager carries out its duties, subject to the policies
established by the Board of Directors, under an investment
advisory agreement that states the Manager's
responsibilities.  The agreement sets the fees the
Portfolio pays to the Manager and describes the expenses
that the Portfolio is responsible to pay to conduct its
business.

      The Manager has operated as an investment adviser
since January 1960.  The Manager and its subsidiaries and
controlled affiliates managed more than $155 billion in
assets as of March 31, 2004, including other Oppenheimer
funds with more than 7 million shareholder accounts.  The
Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

       |X| Portfolio Managers.  The portfolio manager of
the Portfolio's equity component is David Schmidt.  He is
the person primarily responsible for the day-to-day
management of the Portfolio's equity investments.  Mr.
Schmidt became a portfolio manager of the Portfolio in July
2003 and is a Vice President of the Portfolio.  He is the
Chief Investment Officer (since July 2003), the Deputy
Chief Investment Officer (from June 2002 to June 2003),
Director of Product Development (from December 1999 to
present) and an analyst (from August 1994 to December 1999)
of Trinity Investment Management Corporation, a
wholly-owned subsidiary of the Manager's immediate parent,
Oppenheimer Acquisition Corp.

      Since April 2002, the Portfolio's fixed-income
component is managed by a portfolio management team
comprised of Angelo Manioudakis, Benjamin Gord and Charles
Moon.  This portfolio management team is primarily
responsible for the day-to-day management of the
fixed-income component of the Portfolio. Mr. Manioudakis is
a Vice President of the Portfolio and Senior Vice President
of the Manager. Prior to joining the Manager in April 2002,
Mr. Manioudakis was a portfolio manager at Morgan Stanley
Investment Management from August 1993-April 2002.  Mr.
Gord is a Vice President of the Portfolio and a Vice
President of the Manager (since April 2002).  Prior to
joining the Manager, Mr. Gord was an executive director and
senior fixed income analyst at Miller Anderson & Sherrerd,
a division of Morgan Stanley Investment Management (from
April 1992-March 2002).  Mr. Moon is a Vice President of
the Portfolio and a Vice President of the Manager (since
April 2002), of HarbourView Asset Management Corporation
(since April 2002) and of OFI Institutional Asset
Management, Inc. (as of June 2002).  Prior to joining the
Manager, Mr. Moon was an executive director and portfolio
manager at Miller Anderson & Sherrerd, a division of Morgan
Stanley Investment Management (since June 1999) and a Vice
President of Citicorp Securities Inc. (June 1993-May 1999).

      |X|  Advisory Fees.  Under the investment advisory
agreement, the Portfolio pays the Manager an advisory fee
at an annual rate that declines on additional assets as the
Portfolio grows: 0.625% of the first $600 million of
average daily net assets of the Portfolio, and 0.450% of
average daily net assets in excess of $600 million.  The
Portfolio's management fee for its last fiscal year ended
December 31, 2003 was 0.625% of average annual net assets.

      |X| Possible Conflicts of Interest.  The Portfolio
offers its shares to separate accounts of different
insurance companies as an investment for their variable
annuity, variable life and other investment product
contracts.  While the Portfolio does not foresee any
disadvantages to contract owners from these arrangements,
it is possible that the interests of owners of different
contracts participating in the Portfolio through different
separate accounts might conflict. For example, a conflict
could arise because of differences in tax treatment.

      The Board has procedures to monitor the Portfolio for
possible conflicts to determine what action should be
taken.  If an irreconcilable conflict occurs, the Board
might require one or more participating insurance company
separate accounts to withdraw their investments in the
Portfolio.  That could force the Portfolio to sell
securities at disadvantageous prices, and orderly portfolio
management could be disrupted.  Also, the Board might
refuse to sell shares of the Portfolio to a particular
separate account, or could terminate the offering of the
Portfolio's shares if required to do so by law or if it
would be in the best interests of the shareholders of the
Portfolio to do so.

Investing In The Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be
purchased only by separate investment accounts of
participating insurance companies as an underlying
investment for variable life insurance policies, variable
annuity contracts or other investment products.  Individual
investors cannot buy shares of the Portfolio directly.
Please refer to the accompanying prospectus of the
participating insurance company for information on how to
select the Portfolio as an investment option for that
variable life insurance policy, variable annuity or other
investment product.  The Portfolio reserves the right to
refuse any purchase order when the Manager believes it
would be in the Portfolio's best interests to do so.

         |X| Excessive Short-Term Exchange Activity.  The
Portfolio discourages excessive short-term activity and has
asked its participating insurance companies for their
cooperation in trying to prevent such activity in their
separate accounts by investors and their financial
advisors. While the Portfolio recognizes that some contract
owners may engage in periodic asset allocation and
re-balancing of fund investments in their accounts, making
an exchange out of the Portfolio within 30 days of buying
shares (either by purchase or exchange), or making more
than four "round trip" exchanges between funds in a year,
may be considered excessive short-term exchange activity.
Separate accounts under common ownership or control are
combined for these limits.  There may be other types of
transactions that demonstrate a pattern of harmful
short-term exchanges, and transactions involving larger
amounts of money raise special concerns because of the
effect of exchanges on Portfolio liquidity, investment
programs and transaction costs. The Portfolio seeks the
cooperation of participating insurance companies in
preventing excessive short-term exchange activity by their
respective separate account investors, and the Portfolio's
Transfer Agent attempts to selectively monitor flows into
and out of the Portfolio, but there can be no assurance
that the Portfolio, the Transfer Agent or the Portfolio's
participating insurance companies will be successful in
curbing abusive short-term exchanges.

------------------------------------------------------------
Information about your investment in the Portfolio through
your variable annuity contract, variable life insurance
policy or other plan can be obtained only from your
                                     ----
participating insurance company or its servicing agent. The
Portfolio's Transfer Agent does not hold or have access to
those records. Instructions for buying or selling shares of
the Portfolio should be given to your insurance company or
its servicing agent, not directly to the Portfolio or its
Transfer Agent.
------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases
of its shares. If there are any charges imposed under the
variable annuity, variable life or other contract through
which Portfolio shares are purchased, they are described in
the accompanying prospectus of the participating insurance
company.

Net Asset Value.  The Portfolio calculates the net asset
value per share as of the close of The New York Stock
Exchange (the "Exchange"), on each day the Exchange is open
for trading (referred to in this Prospectus as a "regular
business day").  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some days.  All
references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by
dividing the value of the Portfolio's net assets
attributable to a class by the number of shares of that
class that are outstanding.  To determine net asset value,
the Board of Directors has established procedures to value
the Portfolio's securities, in general, based on market
value.  The Board has adopted special procedures for
valuing illiquid and restricted securities and obligations
for which market values cannot be readily obtained. Because
some foreign securities trade in markets and on exchanges
that operate on weekends and U.S. holidays, the values of
some of the Portfolio's foreign investments may change on
days when investors cannot buy or redeem Portfolio shares.

      If, after the close of the principal market on which
a security held by the Portfolio is traded, and before the
time the Portfolio's securities are priced that day, an
event occurs that the Manager deems likely to cause a
material change in the value of such security, the Board of
Directors has authorized the Manager, subject to the
Board's review, to ascertain a fair value for such
security.  A security's valuation may differ depending on
the method used for determining value.

The Offering Price.  The offering price that applies to an
order from a participating insurance company is based on
the next calculation of the net asset value per share that
is made after the insurance company (as the Portfolio's
designated agent to receive purchase orders) receives a
purchase order from its contract or policy owners to
purchase Portfolio shares on a regular business day,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. on the next regular business
day at the offices of its Transfer Agent in Colorado.  The
participating insurance company must receive that order
before the close of the Exchange.

How Are Shares Redeemed?  As with purchases, only the
participating insurance companies that hold Portfolio
shares in their separate accounts for the benefit of
variable annuity contracts, variable life insurance
policies or other investment products can place orders to
redeem shares.  Contract holders and policy holders should
not directly contact the Portfolio or its Transfer Agent to
request a redemption of Portfolio shares.  Contract owners
should refer to the withdrawal or surrender instructions in
the accompanying prospectus of the participating insurance
company.

      The share price that applies to a redemption order is
the next net asset value per share that is determined after
the participating insurance company (as the Portfolio's
designated agent) receives a redemption request on a
regular business day from its contract or policy holder,
provided that the Portfolio receives the order from the
insurance company by 9:30 A.M. the next regular business
day at the office of its Transfer Agent in Colorado. The
Portfolio normally sends payment by Federal Funds wire to
the insurance company's account the day after the Portfolio
receives the order (and no later than 7 days after the
Portfolio's receipt of the order).  Under unusual
circumstances determined by the Securities and Exchange
Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends
separately from net investment income, if any, on an annual
basis, and to pay those dividends in March on a date
selected by the Board of Directors.  The Portfolio has no
fixed dividend rate and cannot guarantee that it will pay
any dividends.

      All dividends (and any capital gains distributions)
will be reinvested automatically in additional Portfolio
shares at net asset value for the account of the
participating insurance company (unless the insurance
company elects to have dividends or distributions paid in
cash).

Capital Gains.  The Portfolio may realize capital gains on
the sale of portfolio securities.  If it does, it may make
distributions out of any net short-term or long-term
capital gains in March of each year. Dividends and
distributions will generally be lower for Service shares,
which normally have higher expenses.  The Portfolio may
make supplemental distributions of dividends and capital
gains following the end of its fiscal year.  There can be
no assurance that the Portfolio will pay any capital gains
distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable
annuity contract, a variable life insurance policy or other
investment product of a participating insurance company,
please refer to the accompanying prospectus of your
participating insurance company.  Because shares of the
Portfolio may be purchased only through insurance company
separate accounts for variable annuity contracts, variable
life insurance policies or other investment products,
dividends paid by the Portfolio from net investment income
and distributions (if any) of net realized short-term and
long-term capital gains will be taxable, if at all, to the
participating insurance company.

      This information is only a summary of certain federal
income tax information about an investment in Portfolio
shares. You should consult with your tax adviser or your
participating insurance company representative about the
effect of an investment in the Portfolio under your
contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Portfolio's financial performance for the
past five fiscal years.  Certain information reflects
financial results for a single Portfolio share.  The total
returns in the table represent the rate that an investor
would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and
distributions).  This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent
auditors, whose report, along with the Portfolio's
financial statements, is included in the Statement of
Additional Information, which is available on request.

13  |  TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31,                                             2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                             $ 1.07        $ 1.29        $ 1.45        $ 1.75        $ 1.91
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .03           .04           .04           .07           .07
 Net realized and unrealized gain (loss)                             .19          (.22)         (.14)         (.10)         (.10)
                                                                  ---------------------------------------------------------------
 Total from investment operations                                    .22          (.18)         (.10)         (.03)         (.03)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.04)         (.04)         (.06)         (.08)         (.06)
 Distributions from net realized gain                                 --            --            --          (.19)         (.07)
                                                                  ---------------------------------------------------------------
 Total dividends and/or distributions to shareholders               (.04)         (.04)         (.06)         (.27)         (.13)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $1.25         $1.07         $1.29         $1.45         $1.75
                                                                  ===============================================================

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                                21.10%       (14.45)%       (6.94)%       (2.51)%      (1.54)%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in millions)                            $328          $313          $446          $606        $1,074
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                                   $313          $370          $509          $791        $1,230
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                              2.15%         2.79%         2.33%         2.97%         3.27%
 Total expenses                                                     0.67% 3       0.66% 3       0.65% 3       0.61% 3       0.55% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             292%          149%          108%          123%          113%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund,
 Inc. (the Company), which is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the
 Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual
 Life Insurance Co., an affiliate of the investment advisor.
    The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Portfolio invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Portfolio also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 2.6% of the Portfolio's net assets and resulted in unrealized gains of $77,989. The Portfolio also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
 SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the
 Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the
 Portfolio had entered into net when issued commitments of $61,342,529.
    In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.

15  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
    UNDISTRIBUTED   UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT      LONG-TERM                    LOSS     FOR FEDERAL INCOME
    INCOME                   GAIN      CARRYFORWARD 1,2,3           TAX PURPOSES
    ----------------------------------------------------------------------------
    $6,746,129                 $--           $148,148,899            $14,573,510

 1. As of December 31, 2003, the Portfolio had $148,095,137 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2008         $ 15,121,625
                              2009           62,949,621
                              2010           70,023,891
                                           ------------
                              Total        $148,095,137
                                           ============

 2. During the fiscal year December 31, 2003, the Portfolio utilized $3,339,911 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Portfolio did not utilize any capital loss carryforwards.

 3. As of December 31, 2003, the Portfolio had $53,762 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.

16  |  TOTAL RETURN PORTFOLIO

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
 Accordingly, the following amounts have been reclassified for December 31,
 2003. Net assets of the Portfolio were unaffected by the reclassifications.

           INCREASE TO                         INCREASE TO
           ACCUMULATED                     ACCUMULATED NET
           NET INVESTMENT                 REALIZED LOSS ON
           INCOME                              INVESTMENTS
           -----------------------------------------------
           $56,057                                 $56,057

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2003        DECEMBER 31, 2002
          ---------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                  $10,318,915              $13,188,688

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $373,305,480
                 Federal tax cost of other investments        27,911,045
                                                            ------------
                 Total federal tax cost                     $401,216,525
                                                            ============

                 Gross unrealized appreciation              $ 24,108,597
                 Gross unrealized depreciation                (9,535,087)
                                                            ------------
                 Net unrealized appreciation                $ 14,573,510
                                                            ============

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

17  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                  YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                      SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------

 Sold                                              4,700,517      $  5,228,306           6,640,466      $  7,730,503
 Dividends and/or distributions reinvested        10,318,915        10,318,915          10,550,950        13,188,688
 Redeemed                                        (44,620,806)      (49,800,201)        (72,474,275)      (82,546,943)
                                                 --------------------------------------------------------------------
 Net decrease                                    (29,601,374)     $(34,252,980)        (55,282,859)     $(61,627,752)
                                                 ====================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $1,006,253,446 and $1,034,326,515, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million.
--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the
 Portfolio. The Portfolio pays OFS a per account fee. For the year ended
 December 31, 2003, the Portfolio paid $10,012 to OFS for services to the
 Portfolio.
    Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

18  |  TOTAL RETURN PORTFOLIO

    The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
 "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
    The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The
 Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
    Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets
 and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the
 Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                        UNREALIZED
                                   EXPIRATION     NUMBER OF      VALUATION AS OF      APPRECIATION
 CONTRACT DESCRIPTION                   DATES     CONTRACTS    DECEMBER 31, 2003     (DEPRECIATION)
---------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 U.S. Long Bonds                      3/22/04            32          $ 3,498,000          $ (1,503)
 U.S. Treasury Nts., 5 yr.            3/22/04            22            2,455,750            13,496
 U.S. Treasury Nts., 10 yr.           3/22/04            85            9,542,578           108,900
                                                                                          ---------
                                                                                           120,893
                                                                                          ---------
 CONTRACTS TO SELL
 U.S. Treasury Nts., 2 yr.            3/30/04            58           12,414,719           (39,472)
                                                                                          ---------
                                                                                          $ 81,421
                                                                                          =========

19  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. TOTAL RETURN SWAP CONTRACTS
 The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

 As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                       PAID BY                    RECEIVED BY
 SWAP                    NOTIONAL             THE PORTFOLIO AT               THE PORTFOLIO AT     TERMINATION         UNREALIZED
 COUNTERPARTY              AMOUNT            DECEMBER 31, 2003              DECEMBER 31, 2003            DATE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------

                                                                        Value of total return
                                                     One-Month             of Lehman Brothers
 Deutsche Bank AG      $3,722,000                   LIBOR Flat                     CMBS Index         6/30/04             $3,406

--------------------------------------------------------------------------------
 8. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 December 31, 2003 was $10,131,448, which represents 3.09% of the Portfolio's net assets.

--------------------------------------------------------------------------------
 9. BORROWING AND LENDING ARRANGEMENTS
 The Portfolio entered into an "interfund borrowing and lending arrangement"
 with other portfolios in the Oppenheimer funds complex, to allow portfolios to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to
 allow these affiliated portfolios to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Portfolio's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other
 Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager.
 The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another Portfolio, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.

    The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

INFORMATION AND SERVICES
For More Information on Total Return Portfolio
The following additional information about the Portfolio is
available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION.  This document
includes additional information about the Portfolio's
investment policies, risks, and operations. It is
incorporated by reference into this Prospectus (which means
it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information
about the Portfolio's investments and performance is
available in the Portfolio's Annual and Semi-Annual Reports
to shareholders. The Annual Report includes a discussion of
market conditions and investment strategies that
significantly affected the Portfolio's performance during
its last fiscal year.

How to Get More Information
You can request the Statement of Additional
Information, the Annual and Semi-Annual Reports, the
notice explaining the Portfolio's privacy policy and
other information about the Portfolio or your account:

---------------------------------------------------------

---------------------------------------------------------
By Telephone:           Call  OppenheimerFunds   Services
toll-free:
                        1.800.981.2871

By Mail:                Write to:
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270
Information  about the Portfolio  including the Statement of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information  about the Portfolio are available on the
EDGAR   database   on  the   SEC's   Internet   website   at
www.sec.gov.  Copies  may be  obtained  after  payment  of a duplicating  fee by  electronic  request at the SEC's e-mail address:  publicinfo@sec.gov  or by  writing  to  the  SEC's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide  any  information
about  the  Portfolio  or  to  make  any  representations
about  the  Portfolio  other  than what is  contained  in
this  Prospectus.  This  Prospectus  is not an  offer  to
sell shares of the Portfolio,  nor a  solicitation  of an
offer to buy  shares of the  Portfolio,  to any person in
any state or other  jurisdiction  where it is unlawful to
make such an offer.

The Company's SEC File No.:  811-3255
PR0609.001.0404  Printed on recycled paper.

                 Appendix to Prospectus of
                   Total Return Portfolio

      Graphic material included in the Prospectus of Total
Return Portfolio: "Annual Total Returns (as of 12/31 each
year)":

      A bar chart will be included in the Prospectus of
Total Return Portfolio (the "Portfolio") depicting the
annual total returns of a hypothetical investment in
non-service shares of the Portfolio for each of the ten
most recent calendar years.  Set forth below are the
relevant data points that will appear in the bar chart:

----------------------------------------------------------
Calendar Year Ended 12/31        Annual Total Return
----------------------------------------------------------
----------------------------------------------------------
1994                                   -1.97%
----------------------------------------------------------
----------------------------------------------------------
1995                                   24.66%
----------------------------------------------------------
----------------------------------------------------------
1996                                   10.15%
----------------------------------------------------------
----------------------------------------------------------
1997                                   18.81%
----------------------------------------------------------
----------------------------------------------------------
1998                                   10.90%
----------------------------------------------------------
----------------------------------------------------------
1999                                   -1.54%
----------------------------------------------------------
----------------------------------------------------------
2000                                   -2.51%
----------------------------------------------------------
----------------------------------------------------------
2001                                   -6.94%
----------------------------------------------------------
----------------------------------------------------------
2002                                   -14.45%
----------------------------------------------------------
----------------------------------------------------------
2003                                   21.10%
----------------------------------------------------------

------------------------------------------------------------
Panorama Series Fund, Inc.
------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.888.470.0861

Statement of Additional Information dated April 29, 2004

Panorama Series Fund, Inc. is an investment company with
four series, referred to as "Portfolios" in this document.
Each portfolio is a separate mutual fund having its own
objective, investments, strategies and risks.  The
Portfolios are:

|_| Government Securities Portfolio
|_| Growth Portfolio
|_| Oppenheimer International Growth Fund/VA
|_| Total Return Portfolio

------------------------------------------------------------
Shares of the  Portfolios  are sold  only as the  underlying investments for variable life insurance  policies,  variable annuity  contracts and other products for insurance  company
separate  accounts.   Shares  are  not  available  for  sale
directly to investors.
------------------------------------------------------------

This Statement of Additional Information is not a
Prospectus.  This document contains additional information
about the Portfolios, and supplements information in the
Prospectuses dated April 29, 2004, of the Portfolios.  This
document should be read together with the Prospectuses.
You can obtain a Prospectus by writing to the Portfolios'
Transfer Agent, OppenheimerFunds Services, at P.O. Box
5270, Denver, Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above.

Contents
                                                                        Page

About the Portfolios

Investing In the Portfolios

Financial Information About the Portfolios

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

      The investment objectives, the principal investment
policies and the main risks of each Portfolio are described
in the Prospectus for that Portfolio.  This Statement of
Additional Information contains supplemental information
about those policies and risks and the types of securities
that the Portfolios' investment Manager, OppenheimerFunds,
Inc., can select for the Portfolios.  Additional
information is also provided about the strategies that each
Portfolio may use to try to achieve its objective.

Investment Policies.  The composition of the investment
portfolio of each Portfolio and the techniques and
strategies that the Manager uses in selecting investment
securities will vary over time. The Portfolios are not
required to use all of the investment techniques and
strategies described below at all times in seeking their
goal. They may use some of the special investment
techniques and strategies at some times or not at all.

      In the discussion of the investment strategies of the
Portfolios below, the Portfolios are categorized according
to the types of investments they primarily make.  Total
Return Portfolio, Growth Portfolio and Oppenheimer
International Growth Fund/VA are referred to as "Equity
Portfolios," because they invest mainly or substantially in
common stocks and other equity securities. Government
Securities Portfolio is referred to as a "Fixed Income
Portfolio," because the main emphasis of its investment
program is debt securities.  However a Portfolio is
referred to in general, the discussion below of particular
investments and strategies indicates which Portfolios can
use that investment or technique as part of their
investment program.  For example, some investments can be
held by only some of the Portfolios and some can be held by
all.  Please refer to the Prospectus of a particular
Portfolio for an explanation of its principal investment
policies and risks.

      |X|  Equity Securities.  The Equity Portfolios invest
in equity securities, which include common stocks,
preferred stocks, rights and warrants, and securities
convertible into common stock. Certain equity securities
may be selected for some of the Portfolios not only for
their appreciation possibilities but because they may
provide dividend income.

      The capitalization ranges of the issuers of equity
securities that particular Portfolios invest in are
discussed in the Prospectuses.  Some of the Portfolios may
emphasize securities of issuers in one or more
capitalization ranges, such as mid-cap and large-cap
issuers.  "Capitalization" refers to the market
capitalization of a company, which, in general terms, is
the value of a company determined by the total market value
of its issued and outstanding common stock.  There are no
fixed dollar amounts for particular capitalization ranges,
and the ranges currently used by the Portfolios may change
over time as investors change their views as to what, for
example, a "small-cap" company is in relation to "mid-cap"
and "large-cap" as the stock market changes.  Different
Portfolios may also have different definitions of what
constitutes a small-, mid- or large-cap issuer.

      Small-cap growth companies may offer greater
opportunities for capital appreciation than securities of
large, more established companies.  However, these
securities also involve greater risks than securities of
larger companies.  Securities of small capitalization
issuers may be subject to greater price volatility in
general than securities of large-cap and mid-cap
companies.  Therefore, to the degree that a Portfolio has
investments in smaller capitalization companies at times of
market volatility, that Portfolio's share price may
fluctuate more.  Those investments may be limited to the
extent the Manager believes that such investments would be
inconsistent with the Portfolio's investment objective.

         |_| Growth Companies (All Equity Portfolios).  The
Equity Portfolios can invest in securities of "growth"
companies.  Growth companies are those companies that the
Manager believes are entering into a growth cycle in their
business, with the expectation that their stock will
increase in value.  They may be established companies as
well as newer companies in the development stage. Growth
companies may have a variety of characteristics that in the
view of the portfolio manager of a Portfolio defines them
as "growth" issuers.

      Growth companies may include companies that are
generating or applying new technologies, new or improved
distribution techniques or new services.  They may own or
develop natural resources.  They may be companies that can
benefit from changing consumer demands or lifestyles, or
companies that have projected earnings in excess of the
average for their sector or industry.  In each case, they
have prospects that the portfolio manager believes are
favorable for the long term.

         |_|   Preferred Stocks (All Equity Portfolios).
Preferred stock, unlike common stock, has a stated dividend
rate payable from the corporation's earnings. Preferred
stock dividends may be cumulative or non-cumulative,
participating, or auction rate. "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid before dividends can be paid on the
issuer's common stock.  Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline.  Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemptions prior to maturity, which also
have a negative impact on prices when interest rates
decline.  The rights of preferred stock on distribution of
a corporation's assets in the event of a liquidation are
generally subordinate to the rights associated with a
corporation's debt securities.  Preferred stock generally
has a preference over common stock on the distribution of a
corporation's assets in the event of liquidation of the
corporation.

         |_| Convertible Securities (All Equity
Portfolios).  While some convertible securities are a form
of debt security, in some cases their conversion feature
(allowing conversion into the issuer's common stock) may
cause a portfolio manager to regard them as "equity
equivalents."  In those cases, the rating assigned to the
security has less impact on the portfolio manager's
investment decision with respect to convertible securities
than in the case of non-convertible fixed income
securities.  Convertible debt securities are subject to the
credit risks and interest rate risks described below in
"Debt Securities."

      The value of a convertible security is a function of
its "investment value" and its "conversion value."  If the
investment value exceeds the conversion value, the security
will behave more like a debt security and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise.  If the conversion value
exceeds the investment value, the security will behave more
like an equity security.  In that case, it will likely sell
at a premium over its conversion value and its price will
tend to fluctuate directly with the price of the underlying
security.
      To determine whether convertible securities should be
regarded as "equity equivalents," the portfolio managers
typically examine the following factors:
(1)   whether, at the option of the investor, the
         convertible security can be exchanged for a fixed
         number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has
         restated its earnings per share of common stock on
         a fully diluted basis (considering the effect of
         conversion of the convertible securities), and
(3)   the extent to which the convertible security may be a
         defensive "equity substitute," providing the
         ability to participate in any appreciation in the
         price of the issuer's common stock.

         |_|  Rights and Warrants (All Equity Portfolios).
Warrants basically are options to purchase equity
securities at specific prices valid for a specific period
of time.  Their prices do not necessarily move parallel to
the prices of the underlying securities. Rights are similar
to warrants, but normally have a short duration and are
distributed directly by the issuer to its shareholders.
Rights and warrants have no voting rights, receive no
dividends and have no rights with respect to the assets of
the issuer.  A Portfolio may invest up to 5% of its total
assets in warrants or rights.  That 5% limitation does not
apply to warrants a Portfolio has acquired as part of units
with other securities or that are attached to other
securities.  No more than 2% of a Portfolio's total assets
may be invested in warrants that are not listed on either
The New York Stock Exchange or The American Stock Exchange.

      |X|  Foreign Securities (All Equity Portfolios).
Each Equity Portfolio can invest in foreign securities,
consistent with any limitations a Portfolio may have on
foreign investing set forth in its Prospectus or this
Statement of Additional Information.  These may include
debt and equity securities issued by companies or
governmental issuers in developed countries or emerging
market countries.  Growth Portfolio and Total Return
Portfolio have non-fundamental policies, described in
"Investment Restrictions," below, that limit the percentage
of their assets that can be invested in foreign
securities.

      The Portfolios can invest in obligations of foreign
branches of U.S. banks and U.S. branches of foreign banks.
These investments are subject to some of the risks of
foreign securities and do not offer the protection of
Federal Deposit Insurance Corporation insurance.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers.  They include the opportunity to
invest in foreign issuers that appear to offer growth or
income potential, or in foreign countries with economic
policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by
taking advantage of foreign stock or bond markets that do
not move in a manner parallel to U.S. markets.  In buying
foreign securities, a Portfolio may convert U.S. dollars
into foreign currency, but only to effect securities
transactions on foreign securities exchanges and not to use
currency for speculative purposes or to hold it as an
investment.  Notwithstanding the foregoing, Oppenheimer
International Growth Fund/VA may invest up to 10% of its
net assets in the euro for investment purposes.

      With respect to each of the Portfolios except
Oppenheimer International Growth Fund/VA, securities of
foreign issuers that are represented by American Depository
Receipts (ADRs), or that are listed on a U.S. securities
exchange or traded in the U.S. over-the-counter markets are
not considered "foreign securities" for the purposes of a
Portfolio's investment allocations.  That is because they
are not subject to many of the special considerations and
risks, discussed below, that apply to foreign securities
traded and held abroad.

      Because the Portfolios can purchase securities
denominated in foreign currencies, a change in the value of
a foreign currency against the U.S. dollar could result in
a change in the amount of income a Portfolio has available
for distribution.  Because a portion of the Portfolio's
investment income may be received in foreign currencies,
the Portfolio will be required to compute its income in
U.S. dollars for distribution to shareholders, and
therefore will absorb the cost of currency fluctuations.
After the Portfolio has distributed income, subsequent
foreign currency losses may result in the Portfolios having
distributed more income in a particular fiscal period than
was available from investment income, which could result in
a return of capital to shareholders.

         |_|  Risks of Foreign Investing.  Investments in
foreign securities may offer special opportunities for
investing but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
      changes in currency rates, currency devaluation or
      currency control regulations (for example, currency
      blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
      reporting standards in foreign countries comparable
      to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S.
      exchanges;
o     greater volatility and less liquidity on foreign
      markets than in the U.S.;
o     less governmental regulation of foreign issuers,
      securities exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
      transactions or loss of certificates for portfolio
      securities;
o     possibilities in some countries of expropriation,
      confiscatory taxation, political, financial or social
      instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and
      foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

         |_|  Special Risks of Emerging Markets.  Emerging
and developing markets abroad may also offer special
opportunities for investing but have greater risks than
more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan.  There may be
even less liquidity in their securities markets, and
settlements of purchases and sales of securities may be
subject to additional delays.  They are subject to greater
risks of limitations on the repatriation of income and
profits because of currency restrictions imposed by local
governments.  Those countries may also be subject to the
risk of greater political and economic instability, which
can greatly affect the volatility of prices of securities
in those countries.  The portfolio managers will consider
these factors when evaluating securities in these markets,
and the Portfolios currently do not expect to invest a
substantial portion of their assets in emerging markets.

      |X| Passive Foreign Investment Companies.
Oppenheimer International Growth Fund/VA may purchase the
securities of certain foreign investment corporations
called passive foreign investment companies ("PFICs"). Such
entities have been the only or primary way to invest in
certain countries because some foreign countries limit, or
prohibit, all direct foreign investment in the securities
of companies domiciled therein. However, the governments of
some countries have authorized the organization of
investment funds to permit indirect foreign investment in
such securities. For tax purposes, this portfolio also may
be a PFIC.

      The Portfolio is subject to certain percentage
limitations under the Investment Company Act of 1940
("Investment Company Act") relating to the purchase of
securities of investment companies, and, consequently, the
Portfolio may have to subject any of its investment in
other investment companies, including PFICs, to the
limitation that no more than 10% of the value of the
Portfolio's total assets may be invested in such
securities. In addition to bearing their proportionate
share of a portfolio's expenses (management fees and
operating expenses), shareholders will also indirectly bear
similar expenses of such entities. Like other foreign
securities, interests in PFICs also involve the risk of
foreign securities, as described above.

      |X|  Debt Securities.  The Portfolios can invest in
debt securities to seek their objectives. Foreign debt
securities are subject to the risks of foreign securities
described above.  In general, debt securities are also
subject to two additional types of risk: credit risk and
interest rate risk.

         |_|  Credit Risk.  Credit risk relates to the
ability of the issuer to meet interest or principal
payments or both as they become due.  In general,
lower-grade, higher-yield bonds are subject to credit risk
to a greater extent than lower-yield, higher-quality
bonds.

      The portfolios can buy rated and unrated debt
securities.  In making investments in debt securities, the
portfolio managers may rely to some extent on the ratings
of rating organizations or it may use their own research to
evaluate a security's credit-worthiness.  If a Portfolio
buys unrated debt securities, to consider them part of the
Portfolio's holdings of investment-grade securities, they
must be judged by the Manager to be of a quality comparable
to securities rated as investment grade by a rating
organization.

      U.S. government securities, although unrated, are
generally considered to be equivalent to securities in the
highest rating categories.  Investment-grade securities are
securities that are rated at least "Baa" by Moody's
Investors Service, Inc. ("Moody's") or at least "BBB" by
Standard & Poor's Ratings Service ("Standard & Poor's") or
that have comparable ratings by another
nationally-recognized rating organization.  The Portfolios
other than Government Securities Portfolio can also buy
non-investment-grade debt securities (commonly referred to
as "junk bonds").

         |_|  Interest Rate Risk.  Interest rate risk
refers to the fluctuations in value of debt securities
resulting from the inverse relationship between price and
yield.  For example, an increase in general interest rates
will tend to reduce the market value of already-issued debt
securities, and a decline in general interest rates will
tend to increase their value.  In addition, debt securities
having longer maturities tend to offer higher yields, but
are subject to potentially greater fluctuations in value
from changes in interest rates than obligations having
shorter maturities.

      Fluctuations in the market value of debt securities
after a Portfolio buys them will not affect the interest
income payable on those securities (unless the security
pays interest at a variable rate pegged to interest rate
changes).  However, those price fluctuations will be
reflected in the valuations of the securities, and
therefore the Portfolio's net asset values will be affected
by those fluctuations.

      |_| Lower-Grade Securities (All Equity Portfolios).
Because lower-grade securities tend to offer higher yields
than investment-grade securities, a Portfolio might invest
in lower-grade securities to seek higher income.

      "Lower-grade" debt securities are those rated below
"investment grade," which means they have a rating lower
than "Baa" by Moody's or lower than "BBB" by Standard &
Poor's or similar ratings by other rating organizations.
If they are unrated, and are determined by the Manager to
be of comparable quality to debt securities rated below
investment grade, they are considered part of the
Portfolio's holdings of lower-grade securities.

      Some of the special credit risks of lower-grade
securities are discussed below.  There is a greater risk
that the issuer may default on its obligation to pay
interest or to repay principal than in the case of
investment-grade securities.  The issuer's low
creditworthiness may increase the potential for its
insolvency.  An overall decline in values in the high yield
bond market is also more likely during a period of a
general economic downturn.  An economic downturn or an
increase in interest rates could severely disrupt the
market for high yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal.  In the case of foreign
high yield bonds, these risks are in addition to the
special risks of foreign investing discussed above.

      To the extent they can be converted into stock,
convertible securities may be less subject to some of the
risks of volatility than non-convertible high yield bonds,
since stock may be more liquid and less affected by some of
these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by
Standard & Poor's are investment grade and are not regarded
as junk bonds, those securities may be subject to special
risks and have some speculative characteristics.
Definitions of the debt security ratings categories of
Moody's, Standard & Poor's, and Fitch, Inc. are included in
Appendix A to this Statement of Additional Information.

         |_|  Mortgage-Related Securities (Government
Securities Portfolio and Total Return Portfolio).
Mortgage-related securities are a form of derivative
investment collateralized by pools of commercial or
residential mortgages. Pools of mortgage loans are
assembled as securities for sale to investors by government
agencies or entities or by private issuers. These
securities include collateralized mortgage obligations
("CMOs"), mortgage pass-through securities, stripped
mortgage pass-through securities, interests in real estate
mortgage investment conduits ("REMICs") and other real
estate-related securities.

      Mortgage-related securities that are issued or
guaranteed by agencies or instrumentalities of the U.S.
government, discussed below under "U.S. Government
Securities," have relatively little credit risk (depending
on the nature of the issuer) but are subject to interest
rate risks and prepayment risks.

      As with other debt securities, the prices of
mortgage-related securities tend to move inversely to
changes in interest rates.  Some mortgage-related
securities pay interest at rates that move inversely to
changes in general interest rates, based on a multiple of a
specific index.  Although the value of a mortgage-related
security may decline when interest rates rise, the converse
is not always the case.

      In periods of declining interest rates, mortgages are
more likely to be prepaid.  Therefore, a mortgage-related
security's maturity can be shortened by unscheduled
prepayments on the underlying mortgages.  Therefore, it is
not possible to predict accurately the security's yield.
The principal that is returned earlier than expected may
have to be reinvested in other investments having a lower
yield than the prepaid security.  Therefore, these
securities may be less effective as a means of "locking in"
attractive long-term interest rates, and they may have less
potential for appreciation during periods of declining
interest rates, than conventional bonds with comparable
stated maturities.

      Prepayment risks can lead to substantial fluctuations
in the value of a mortgage-related security.  In turn, this
can affect the value of a Portfolio's shares.  If a
mortgage-related security has been purchased at a premium,
all or part of the premium the Portfolio paid may be lost
if there is a decline in the market value of the security,
whether that results from interest rate changes or
prepayments on the underlying mortgages.  In the case of
stripped mortgage-related securities, if they experience
greater rates of prepayment than were anticipated, the
Portfolio may fail to recoup its initial investment on the
security.

      During periods of rapidly rising interest rates,
prepayments of mortgage-related securities may occur at
slower than expected rates.  Slower prepayments effectively
may lengthen a mortgage-related security's expected
maturity.  Generally, that would cause the value of the
security to fluctuate more widely in responses to changes
in interest rates.  If the prepayments on a Portfolio's
mortgage-related securities were to decrease broadly, the
sensitivity of the Portfolio's share price to interest rate
changes would increase.

      As with other debt securities, the values of
mortgage-related securities may be affected by changes in
the market's perception of the creditworthiness of the
entity issuing the securities or guaranteeing them.  Their
values may also be affected by changes in government
regulations and tax policies.

            o  Collateralized Mortgage Obligations.
Collateralized mortgage obligations or "CMOs," are
multi-class bonds that are backed by pools of mortgage
loans or mortgage pass-through certificates.  They may be
collateralized by:
(1)   pass-through certificates issued or guaranteed by
      Government National Mortgage Association (Ginnie
      Mae), Federal National Mortgage Association
     (Fannie Mae), or Federal Home Loan Mortgage
      Corporation (Freddie Mac),
(2)   unsecuritized mortgage loans insured by the Federal
      Housing Administration or guaranteed by the
      Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of the securities mentioned above.

      Each class of CMO, referred to as a "tranche," is
issued at a specific coupon rate and has a stated maturity
or final distribution date.  Principal prepayments on the
underlying mortgages may cause the CMO to be retired much
earlier than the stated maturity or final distribution
date. The principal and interest on the underlying
mortgages may be allocated among the several classes of a
series of a CMO in different ways. One or more tranches may
have coupon rates that reset periodically at a specified
increase over an index.  These are floating rate CMOs, and
typically have a cap on the coupon rate.  Inverse floating
rate CMOs have a coupon rate that moves in the reverse
direction to an applicable index.  The coupon rate on these
CMOs will increase as general interest rates decrease.
These are usually much more volatile than fixed rate CMOs
or floating rate CMOs.

      The prices and yields of CMOs are determined, in
part, by assumptions about the cash flows from the rate of
payments of the underlying mortgages.  Changes in interest
rates may cause the rate of expected prepayments of those
mortgages to change.  In general, prepayments increase when
general interest rates fall and decrease when interest
rates rise.

      If prepayments of mortgages underlying a CMO occur
faster than expected when interest rates fall, the market
value and yield of the CMO will be reduced.  Additionally,
a Portfolio might have to reinvest the prepayment proceeds
in other securities paying interest at lower rates, which
could reduce the Portfolio's income.

      When interest rates rise rapidly, if prepayments
occur more slowly than expected, a short- or medium-term
CMO can in effect become a long-term security, subject to
greater fluctuations in value. These are the prepayment
risks described above and can make the prices of CMOs very
volatile when interest rates change.  The prices of
longer-term debt securities tend to fluctuate more than
those of shorter-term debt securities.  That volatility
will affect the Portfolio's share prices.

            o  Mortgage-Related U.S. Government
Securities.  These include interests in pools of
residential or commercial mortgages, in the form of
collateralized mortgage obligations  and other
"pass-through" mortgage securities.  CMOs that are U.S.
government securities have collateral to secure payment of
interest and principal.  They may be issued in different
series with different interest rates and maturities.  The
collateral is either in the form of mortgage pass-through
certificates issued or guaranteed by a U.S. agency or
instrumentality or mortgage loans insured by a U.S.
government agency.

            o  Commercial (Privately-Issued) Mortgage
Related Securities.  Some mortgage-related securities are
issued by private entities.  Generally these are
multi-class debt or pass-through certificates secured by
mortgage loans on commercial properties.  They are subject
to the credit risk of the issuer.  These securities
typically are structured to provide protection to investors
in senior classes from possible losses on the underlying
loans.  They do so by having holders of subordinated
classes take the first loss if there are defaults on the
underlying loans.  They may also be protected to some
extent by guarantees, reserve funds or additional
collateralization mechanisms.

            o  "Stripped" Mortgage-Related Securities.
These are mortgage-related securities that are created by
segregating the cash flows from underlying mortgage loans
or mortgage securities to create two or more new
securities.  Each has a specified percentage of the
underlying security's principal or interest payments.  They
are a form of derivative investment.

      Mortgage securities may be partially stripped so that
each class receives some interest and some principal.
However, they may be completely stripped.  In that case all
of the interest is distributed to holders of one type of
security, known as an "interest-only" security, or "I/O,"
and all of the principal is distributed to holders of
another type of security, known as a "principal-only"
security or "P/O."  Strips can be created for pass through
certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very
sensitive to principal repayments (including prepayments)
on the underlying mortgages.  If the underlying mortgages
experience greater than anticipated prepayments of
principal, a Portfolio might not fully recoup its
investment in an I/O based on those assets.  If underlying
mortgages experience less than anticipated prepayments of
principal, the yield on the P/Os based on them could
decline substantially.

         |_|  U.S. Government Securities (All Portfolios).
These are securities issued or guaranteed by the U.S.
Treasury or other U.S. government agencies or
federally-chartered corporate entities referred to as
"instrumentalities." The obligations of U.S. government
agencies or instrumentalities in which the Company can
invest may or may not be guaranteed or supported by the
"full faith and credit" of the United States.  "Full faith
and credit" means generally that the taxing power of the
U.S. government is pledged to the payment of interest and
repayment of principal on a security. If a security is not
backed by the full faith and credit of the United States,
the owner of the security must look principally to the
agency issuing the obligation for repayment.  The owner
might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not
meet its commitment.

            o  U.S. Treasury Obligations.  These include
Treasury bills (which have maturities of one year or less
when issued), Treasury notes (which have maturities of from
one to ten years when issued), and Treasury bonds (which
have maturities of more than ten years when issued).
Treasury securities are backed by the full faith and credit
of the United States as to timely payments of interest and
repayments of principal.  Other U.S. Treasury obligations
the Portfolios can buy include U. S. Treasury securities
that have been "stripped" by a Federal Reserve Bank,
zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

            o  Obligations of U.S. Government Agencies or
Instrumentalities.  These include direct obligations and
mortgage-related securities that have different levels of
credit support from the government.  Some are supported by
the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through
mortgage certificates (called "Ginnie Maes").  Some are
supported by the right of the issuer to borrow from the
U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds.  Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations.

      |X|  Money Market Instruments (All Portfolios).  The
following is a brief description of the types of the money
market securities the Portfolios can invest in.  Money
market securities are high-quality, short-term debt
instruments that may be issued by the U.S. government,
corporations, banks or other entities.  They may have
fixed, variable or floating interest rates.

         |_| U.S. Government Securities.  These include
obligations issued or guaranteed by the U.S. government or
any of its agencies or instrumentalities, described above.

         |_| Bank Obligations.  "Banks" include commercial
banks, savings banks and savings and loan associations,
which may or may not be members of the Federal Deposit
Insurance Corporation. The Portfolios can buy time
deposits, certificates of deposit and bankers'
acceptances.  They must be:
o obligations issued or guaranteed by a
  domestic bank (including a foreign branch
  of a domestic bank) having total assets of
  at least U.S. $1 billion, or
o obligations of a foreign bank with total assets of at
  least U.S. $1 billion.

         |_|  Commercial Paper.  The Portfolios can invest
in commercial paper if it is rated within the top three
rating categories of Standard & Poor's and Moody's or other
rating organizations.  If the paper is not rated, it may be
purchased if the Manager determines that it is comparable
to rated commercial paper in the top three rating
categories of national rating organizations.

      The Portfolios can buy commercial paper, including
U.S. dollar-denominated securities of foreign branches of
U.S. banks, issued by other entities if the commercial
paper is guaranteed as to principal and interest by a bank,
government or corporation whose certificates of deposit or
commercial paper may otherwise be purchased by the
Portfolios.

         |_| Variable Amount Master Demand Notes.  Master
demand notes are corporate obligations that permit the
investment of fluctuating amounts at varying rates of
interest under direct arrangements between a Portfolio, as
lender, and the borrower.  They permit daily changes in the
amounts borrowed.  The Portfolio has the right to increase
the amount under the note at any time up to the full amount
provided by the note agreement, or to decrease the amount.
The borrower may prepay up to the full amount of the note
without penalty.  These notes may or may not be backed by
bank letters of credit.

      Because these notes are direct lending arrangements
between the lender and borrower, it is not expected that
there will be a trading market for them.  There is no
secondary market for these notes, although they are
redeemable (and thus are immediately repayable by the
borrower) at principal amount, plus accrued interest, at
any time.  Accordingly, a Portfolio's right to redeem such
notes is dependent upon the ability of the borrower to pay
principal and interest on demand.

      The Portfolios have no limitations on the type of
issuer from whom these notes will be purchased.  However,
in connection with such purchases and on an ongoing basis,
the portfolio manager will consider the earning power, cash
flow and other liquidity ratios of the issuer, and its
ability to pay principal and interest on demand, including
a situation in which all holders of such notes made demand
simultaneously.  Investments in master demand notes are
subject to the limitation on investments by the Portfolios
in illiquid securities.  Currently, the Portfolios do not
intend that their investments in variable amount master
demand notes will exceed 5% of a Portfolio's total assets.
Other Investment Techniques and Strategies.  In seeking
their respective objectives, each Portfolio may from time
to time use the types of investment strategies and
investments described below.  A Portfolio is not required
to use all of these strategies at all times, and at times
may not use them.

Investment in Other Investment Companies.  The Portfolios
can also invest in the securities of other investment
companies, which can include open-end funds, closed-end
funds and unit investment trusts, subject to the limits set
forth in the Investment Company Act that apply to those
types of investments.  For example, the Portfolios can
invest in Exchange-Traded Funds, which are typically
open-end funds or unit investment trusts, listed on a stock
exchange.  The Portfolios might do so as a way of gaining
exposure to the segments of the equity or fixed-income
markets represented by the Exchange-Traded Funds'
portfolio, at times when the Portfolio may not be able to
buy those portfolio securities directly.

   Investing in another investment company may involve the
payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The
Portfolios do not intend to invest in other investment
companies unless the Manager believes that the potential
benefits of the investment justify the payment of any
premiums or sales charges.  As a shareholder of an
investment company, the Portfolios would be subject to its
ratable share of that investment company's expenses,
including its advisory and administration expenses.  The
Portfolios do not anticipate investing a substantial amount
of its net assets in shares of other investment companies.

      |X|  Forward Rolls (Total Return Portfolio and
Government Securities Portfolio). In a "forward roll"
transaction with respect to mortgage-related securities, a
Portfolio sells a mortgage-related security to a buyer and
simultaneously agrees to repurchase a similar security (the
same type of security, and having the same coupon and
maturity) at a later date at a set price.  The securities
that are repurchased will have the same interest rate as
the securities that are sold, but typically will be
collateralized by different pools of mortgages (with
different prepayment histories) than the securities that
have been sold.  Proceeds from the sale are invested in
short-term instruments, such as repurchase agreements.  The
income from those investments, plus the fees from the
forward roll transaction, are expected to generate income
to the Portfolio in excess of the yield on the securities
that have been sold.

      A Portfolio will only enter into "covered" rolls.  To
assure its future payment of the purchase price, the
Portfolio will identify on its books liquid assets in an
amount equal to the payment obligation under the roll.

      These transactions have risks.  During the period
between the sale and the repurchase, the Portfolio will not
be entitled to receive interest and principal payments on
the securities that have been sold.  It is possible that
the market value of the securities the Portfolio sells
might decline below the price at which the Portfolio is
obligated to repurchase securities.

      |X|  Asset-Backed Securities (Government Securities
Portfolio and Total Return Portfolio). Asset-backed
securities are fractional interests in pools of assets,
typically accounts receivable or consumer loans.  They are
issued by trusts or special-purpose corporations.  They are
similar to mortgage-backed securities, described above, and
are backed by a pool of assets that consist of obligations
of individual borrowers.  The income from the pool is
passed through to the holders of participation interest in
the pools.  The pools may offer a credit enhancement, such
as a bank letter of credit, to try to reduce the risks that
the underlying debtors will not pay their obligations when
due.

      The value of an asset-backed security is affected by
changes in the market's perception of the asset backing the
security, the creditworthiness of the servicing agent for
the loan pool, the originator of the loans, or the
financial institution providing any credit enhancement, and
is also affected if any credit enhancement has been
exhausted.  The risks of investing in asset-backed
securities are ultimately related to payment of consumer
loans by the individual borrowers.  As a purchaser of an
asset-backed security, a Portfolio would generally have no
recourse to the entity that originated the loans in the
event of default by a borrower.  The underlying loans are
subject to prepayments, which may shorten the weighted
average life of asset-backed securities and may lower their
return, in the same manner as in the case of
mortgage-backed securities and CMOs, described above.

      |X|  Zero-Coupon Securities (All Portfolios).  The
Portfolios can buy zero-coupon and delayed-interest
securities, and "stripped" securities.  Stripped securities
are debt securities whose interest coupons are separated
from the security and sold separately.  They can include,
among others, foreign debt securities and U.S. Treasury
notes or bonds that have been stripped of their interest
coupons, U.S. Treasury bills issued without interest
coupons, and certificates representing interests in
stripped securities.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value.  The buyer recognizes a rate of return determined by
the gradual appreciation of the security, which is redeemed
at face value on a specified maturity date.  This discount
depends on the time remaining until maturity, as well as
prevailing interest rates, the liquidity of the security
and the credit quality of the issuer.  In the absence of
threats to the issuer's credit quality, the discount
typically decreases as the maturity date approaches.  Some
zero-coupon securities are convertible, in that they are
zero-coupon securities until a predetermined date, at which
time they convert to a security with a specified coupon
rate.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their value is generally more volatile than
the value of other debt securities.  Their value may fall
more dramatically than the value of interest-bearing
securities when interest rates rise.  When prevailing
interest rates fall, zero-coupon securities tend to rise
more rapidly in value because they have a fixed rate of
return.

      A Portfolio's investment in zero-coupon securities
may cause the Portfolio to recognize income and make
distributions to shareholders before it receives any cash
payments on the zero-coupon investment.  To generate cash
to satisfy those distribution requirements, the Portfolio
might have to sell portfolio securities that it otherwise
might have continued to hold or to use cash flows from
other sources such as the sale of Portfolio shares.

      |X|  "When-Issued" and "Delayed-Delivery"
Transactions (All Portfolios).  The Portfolios can invest
in securities on a "when-issued" basis and can purchase or
sell securities on a "delayed-delivery" basis.  When-issued
and delayed-delivery are terms that refer to securities
whose terms and indenture are available and for which a
market exists, but which are not available for immediate
delivery.

      When these transactions are negotiated, the price
(which is generally expressed in yield terms) is fixed at
the time the commitment is made.  Delivery and payment for
the securities take place at a later date.  The securities
are subject to change in value from market fluctuations
during the period until settlement.  The value at delivery
may be less than the purchase price.  For example, changes
in interest rates in a direction other than that expected
by the portfolio manager of a Portfolio before settlement
will affect the value of such securities and may cause a
loss to the Portfolio.  During the period between purchase
and settlement, no payment is made by the Portfolio to the
issuer and no interest accrues to the Portfolio from the
investment until it receives the security at settlement.

      A Portfolio might engage in when-issued transactions
to secure what the portfolio manager considers to be an
advantageous price and yield at the time the obligation is
entered into.  When a Portfolio enters into a when-issued
or delayed-delivery transaction, it relies on the other
party to complete the transaction.  Its failure to do so
may cause the Portfolio to lose the opportunity to obtain
the security at a price and yield the portfolio manager
considers to be advantageous.

      When a Portfolio engages in when-issued and
delayed-delivery transactions, it does so for the purpose
of acquiring or selling securities consistent with its
investment objective and policies or for delivery pursuant
to options contracts it has entered into, and not for the
purpose of investment leverage.  Although a Portfolio
enters into delayed-delivery or when-issued purchase
transactions to acquire securities, it may dispose of a
commitment prior to settlement.  If a Portfolio chooses to
dispose of the right to acquire a when-issued security
prior to its acquisition or to dispose of its right to
delivery or receive against a forward commitment, it may
incur a gain or loss.

            At the time a Portfolio makes the commitment to
purchase or sell a security on a when-issued or
delayed-delivery basis, it records the transaction on its
books and reflects the value of the security purchased in
determining the Portfolio's net asset value.  In a sale
transaction, it records the proceeds to be received.  The
Portfolio will identify on its books liquid assets at least
equal in value to the value of the Portfolio's purchase
commitments until it pays for the investment.  Growth
Portfolio, Oppenheimer International Growth Fund/VA and
Total Return Portfolio anticipate that a Portfolio's
commitment to purchase forward commitments will not exceed
33% of that Portfolio's total assets under normal market
conditions.  Government Securities Portfolio can invest in
when-issued securities and forward commitments without
limitation.  Under normal market conditions, Government
Securities Portfolio expects to invest as much as 50% of
its total assets in when-issued securities.

      When-issued and delayed-delivery transactions can be
used by a Portfolio as a defensive technique to hedge
against anticipated changes in interest rates and prices.
For instance, in periods of rising interest rates and
falling prices, a Portfolio might sell securities in its
portfolio on a forward commitment basis to attempt to limit
its exposure to anticipated falling prices.  In periods of
falling interest rates and rising prices, a Portfolio might
sell portfolio securities and purchase the same or similar
securities on a when-issued or delayed-delivery basis to
obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements (All Portfolios).  A
Portfolio can acquire securities subject to repurchase
agreements.  It might do so for liquidity purposes to meet
anticipated redemptions of shares, or pending the
investment of the proceeds from sales of shares, or pending
the settlement of portfolio securities transactions, or for
temporary defensive purposes.

      In a repurchase transaction, a Portfolio buys a
security from, and simultaneously resells it to, an
approved vendor for delivery on an agreed-upon future
date.  The resale price exceeds the purchase price by an
amount that reflects an agreed-upon interest rate effective
for the period during which the repurchase agreement is in
effect.  Approved vendors include U.S. commercial banks,
U.S. branches of foreign banks, or broker-dealers that have
been designated as primary dealers in government
securities.  They must meet credit requirements set by the
Manager from time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase.  Repurchase
agreements having a maturity beyond seven days are subject
to a Portfolio's limits on holding illiquid investments.  A
Portfolio will not enter into a repurchase agreement that
causes more than 15% of its net assets to be subject to
repurchase agreements having a maturity beyond seven days.
There is no limit on the amount of a Portfolio's net assets
that may be subject to repurchase agreements having
maturities of seven days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act, are collateralized by the
underlying security.  The Portfolios' repurchase agreements
require that at all times while the repurchase agreement is
in effect, the value of the collateral must equal or exceed
the repurchase price to fully collateralize the repayment
obligation.  However, if the vendor fails to pay the resale
price on the delivery date, a Portfolio may incur costs in
disposing of the collateral and may experience losses if
there is any delay in its ability to do so.  The Manager
will monitor the vendor's creditworthiness to confirm that
the vendor is financially sound and will continuously
monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission (the "SEC"), the
Portfolios, along with other affiliated entities managed by
the Manager, may transfer uninvested cash balances into one
or more joint repurchase accounts. These balances are
invested in one or more repurchase agreements, secured by
U.S. government securities. Securities that are pledged as
collateral for repurchase agreements are held by a
custodian bank until the agreements mature. Each joint
repurchase arrangement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal; however, in the event of default by the
other party to the agreement, retention or sale of the
collateral may be subject to legal proceedings.

      |X|  Illiquid and Restricted Securities (All
Portfolios).  Under the policies and procedures established
by the Board of Directors, the Manager determines the
liquidity of certain of a Portfolio's investments.  To
enable a Portfolio to sell its holdings of a restricted
security not registered under the Securities Act of 1933,
the Portfolio may have to cause those securities to be
registered.  The expenses of registering restricted
securities may be negotiated by the Portfolio with the
issuer at the time the Portfolio buys the securities.  When
the Portfolio must arrange registration because it wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the
Portfolio could sell it.  The Portfolio would bear the
risks of any downward price fluctuation during that period.

      The Portfolios may also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions may make it more difficult to value them, and
might limit a Portfolio's ability to dispose of the
securities and might lower the amount the Portfolio could
realize upon the sale.

      Each Portfolio has limitations that apply to
purchases of restricted securities, as stated in its
Prospectus.  Those percentage restrictions do not limit
purchases of restricted securities that are eligible for
sale to qualified institutional purchasers under Rule 144A
of the Securities Act of 1933, if those securities have
been determined to be liquid by the Manager under
Board-approved guidelines.  Those guidelines take into
account the trading activity for such securities and the
availability of reliable pricing information, among other
factors.  If there is a lack of trading interest in a
particular Rule 144A security, a Portfolio's holdings of
that security may be considered to be illiquid.  Illiquid
securities include repurchase agreements maturing in more
than seven days and participation interests that do not
have puts exercisable within seven days.

      |X| Municipal Securities (Total Return Portfolio).
These are debt obligations issued by the governments of
states and their agencies, instrumentalities and
authorities, as well as their political subdivisions
(cities towns and counties, for example), that are used to
finance a variety of public and private purposes.  Those
purposes include financing state or local governments and
financing specific public projects and facilities.  The
Portfolio can invest in them because the portfolio managers
believe they offer attractive yields relative to the yields
and risks of other debt securities, rather than to seek
tax-exempt interest income for distribution to shareholders.

      |X| Floating Rate and Variable Rate Obligations (All
Portfolios).  The interest rate on a floating rate note is
adjusted automatically according to a stated prevailing
market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard.  The
instrument's rate is adjusted automatically each time the
base rate is adjusted.  The interest rate on a variable
rate note is also based on a stated prevailing market rate
but is adjusted automatically at specified intervals.
Generally, the changes in the interest rate on such
securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for
capital appreciation or depreciation is less than that for
fixed-rate obligations of the same maturity.  The portfolio
manager of a Portfolio may determine that an unrated
floating rate or variable rate obligation meets the
Portfolio's quality standards by reason of being backed by
a letter of credit or guarantee issued by a bank that meets
those quality standards.

      Floating rate and variable rate demand notes that
have a stated maturity in excess of one year may have
features that permit the holder to recover the principal
amount of the underlying security at specified intervals
not exceeding one year and upon no more than 30 days'
notice.  The tender may be at par value plus accrued
interest, according to the terms of the obligations.  The
issuer of that type of note normally has a corresponding
right in its discretion, after a given period, to prepay
the outstanding principal amount of the note plus accrued
interest.  Generally the issuer must provide a specified
number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate that
changes periodically during the life of the security on
predetermined dates that are set when the security is
issued.

      |X| "Structured" Notes (Government Securities
Portfolio and Total Return Portfolio).  "Structured" notes
are specially-designed derivative debt investments with
principal payments or interest payments that are linked to
the value of an index (such as a currency or securities
index) or commodity.  The terms of the instrument may be
"structured" by the purchaser (the Portfolio) and the
borrower issuing the note.
      The principal and/or interest payments depend on the
performance of one or more other securities or indices, and
the values of these notes will therefore fall or rise in
response to the changes in the values of the underlying
security or index.  They are subject to both credit and
interest rate risks and therefore a Portfolio could receive
more or less than it originally invested when the notes
mature, or it might receive less interest than the stated
coupon payment if the underlying investment or index does
not perform as anticipated.  Their values may be very
volatile and they may have a limited trading market, making
it difficult for a Portfolio to sell its investment at an
acceptable price.

      |X| Inverse Floaters (Government Securities Portfolio
and Total Return Portfolio).  "Inverse floaters" are debt
obligations on which the interest rates typically fall as
market rates increase and increase as market rates fall.
Changes in market interest rates or the floating rate of
the security inversely affect the residual interest rate of
an inverse floater.  As a result, the price of an inverse
floater will be considerably more volatile than that of a
fixed-rate obligation when interest rates change.

      To provide investment leverage, an issuer might
decide to issue two variable rate obligations instead of a
single long-term, fixed-rate bond.  The interest rate on
one obligation reflects short-term interest rates.  The
interest rate on the other instrument, the inverse floater,
reflects the approximate rate the issuer would have paid on
a fixed-rate bond, multiplied by a factor of two, minus the
rate paid on the short-term instrument.  The two portions
may be recombined to create a fixed-rate bond. A Portfolio
might acquire both portions of that type of offering, to
reduce the effect of the volatility of the individual
securities.  This provides a flexible portfolio management
tool to vary the degree of investment leverage efficiently
under different market conditions.

      Inverse floaters may offer relatively high current
income, reflecting the spread between short-term and
long-term tax-exempt interest rates.  As long as the yield
curve remains relatively steep and short term rates remain
relatively low, owners of inverse floaters will have the
opportunity to earn interest at above-market rates because
they receive interest at the higher long-term rates but
have paid for bonds with lower short-term rates.  If the
yield curve flattens and shifts upward, an inverse floater
will lose value more quickly than a conventional long-term
bond.  A Portfolio might invest in inverse floaters to seek
higher yields than are available from fixed-rate bonds that
have comparable maturities and credit ratings.  In some
cases, the holder of an inverse floater may have an option
to convert the floater to a fixed-rate bond, pursuant to a
"rate-lock" option.

      Some inverse floaters have a feature known as an
interest rate "cap" as part of the terms of the
investment.  Investing in inverse floaters that have
interest rate caps might be part of a portfolio strategy to
try to maintain a high current yield for a Portfolio when
the Portfolio has invested in inverse floaters that expose
the Portfolio to the risk of short-term interest rate
fluctuations. "Embedded" caps might be used to hedge a
portion of a Portfolio's exposure to rising interest rates.
When interest rates exceed a pre-determined rate, the cap
generates additional cash flows that offset the decline in
interest rates on the inverse floater, and the hedge is
successful.  However, the Portfolio bears the risk that if
interest rates do not rise above the pre-determined rate,
the cap (which is purchased for additional cost) will not
provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative
investment.  Certain derivatives, can be used to increase
or decrease a Portfolio's exposure to changing security
prices, interest rates or other factors that affect the
value of securities.  However, these techniques could
result in losses to a Portfolio if the portfolio manager
judges market conditions incorrectly or employs a strategy
that does not correlate well with the Portfolio's other
investments. These techniques can cause losses if the
counterparty does not perform its promises.  An additional
risk of investing in securities that are derivative
investments is that their market value could be expected to
vary to a much greater extent than the market value of
securities that are not derivative investments but have
similar credit quality, redemption provisions and
maturities.

|X|   Loans of Portfolio Securities (All Portfolios).
Besides using repurchase transactions, Oppenheimer
International Growth Fund/VA and Total Return Portfolio can
lend its portfolio securities in amounts up to 10% of the
Portfolio's total assets. Oppenheimer International Growth
Fund/VA and Total Return Portfolio currently do not use
this strategy, but if they do so they expect to limit such
loans to not more than 5% of their total assets. Loans can
be made to brokers, dealers and other types of financial
institutions approved by the Board of Directors.

      Growth Portfolio and Government Securities
Portfolio may lend their portfolio securities pursuant
to the Securities Lending Agreement (the "Securities
Lending Agreement") with JP Morgan Chase, subject to the
restrictions stated in their Prospectus.  Both
Portfolios will lend such portfolio securities to
attempt to increase their income.  Under the Securities
Lending Agreement and applicable regulatory requirements
(which are subject to change), the loan collateral must,
on each business day, be at least equal to the value of
the loaned securities and must consist of cash, bank
letters of credit or securities of the U.S. Government
(or its agencies or instrumentalities), or other cash
equivalents in which both Portfolios are permitted to
invest.  To be acceptable as collateral, letters of
credit must obligate a bank to pay to JP Morgan Chase,
as agent, amounts demanded by each Portfolio if the
demand meets the terms of the letter.  Such terms of the
letter of credit and the issuing bank must be
satisfactory to JP Morgan Chase and each Portfolio.
Both Portfolios will receive, pursuant to the Securities
Lending Agreement, 80% of all annual net income (i.e.,
net of rebates to the Borrower) from securities lending
transactions.  JP Morgan Chase has agreed, in general,
to guarantee the obligations of borrowers to return
loaned securities and to be responsible for expenses
relating to securities lending.  Both Portfolios will be
responsible, however, for risks associated with the
investment of cash collateral, including the risk that
the issuer of the security in which the cash collateral
has been invested in defaults.  The Securities Lending
Agreement may be terminated by either JP Morgan Chase or
Growth Portfolio or Government Securities Portfolio on
30 days' written notice.  The terms of each Portfolio's
loans must also meet applicable tests under the Internal
Revenue Code and permit each Portfolio to reacquire
loaned securities on five business days' notice or in
time to vote on any important matter.

      There are some risks in connection with securities
lending.  A Portfolio might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower
defaults.  A Portfolio must receive collateral for a loan.
Under current applicable regulatory requirements (which are
subject to change), on each business day the loan
collateral must be at least equal to the value of the
loaned securities.  It must consist of cash, bank letters
of credit or securities of the U.S. government or its
agencies or instrumentalities, or other cash equivalents in
which the Portfolio is permitted to invest.  To be
acceptable as collateral, letters of credit must obligate a
bank to pay amounts demanded by the Portfolio if the demand
meets the terms of the letter. The terms of the letter of
credit and the issuing bank both must be satisfactory to
the Portfolio.

      When it lends securities, a Portfolio receives
amounts equal to the dividends or interest on loaned
securities.  It also receives one or more of (a) negotiated
loan fees, (b) interest on securities used as collateral,
and (c) interest on any short-term debt securities
purchased with such loan collateral.  Either type of
interest may be shared with the borrower.  A Portfolio may
also pay reasonable finder's, custodian and administrative
fees in connection with these loans.  The terms of these
loans must meet applicable tests under the Internal Revenue
Code and must permit a Portfolio to reacquire loaned
securities on five days' notice or in time to vote on any
important matter.

Interfund Borrowing and Lending Arrangements. Consistent
with its fundamental policies and pursuant to an exemptive
order issued by the SEC, the Portfolios may engage in
borrowing and lending activities with other funds in the
OppenheimerFunds complex. Borrowing money from affiliated
funds may afford the Portfolios the flexibility to use the
most cost-effective alternative to satisfy its borrowing
requirements. Lending money to an affiliated fund may allow
the Portfolios to obtain a higher rate of return than it
could from interest rates on alternative short-term
investments.  Implementation of interfund lending is being
accomplished consistent with applicable regulatory
requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Portfolios will not borrow
from affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms the
Portfolios could otherwise negotiate with a third party.
To assure that the Portfolios will not be disadvantaged by
borrowing from an affiliated fund, certain safeguards are
being implemented.  Examples of these safeguards include
the following:
o     the Portfolios will not borrow money from affiliated
               funds unless the interest rate is more
               favorable than available bank loan rates;
o     the Portfolios borrowing from affiliated funds must
               be consistent with its investment objective
               and investment policies;
o     the loan rates will be the average of the overnight
               repurchase agreement rate available through
               the OppenheimerFunds joint repurchase
               agreement account and a pre-established
               formula based on quotations from independent
               banks to approximate the lowest interest
               rate at which bank loans would be available
               to the Portfolio;
o     if the Portfolio has outstanding borrowings from all
               sources greater than 10% of its total
               assets, then the Portfolio must secure each
               additional outstanding interfund loan by
               segregating liquid assets of the Portfolio
               as collateral;
o     the Portfolio cannot borrow from an affiliated fund
               in excess of 125% of its total redemptions
               for the preceding seven days;
o     each interfund loan may be repaid on any day by the
               Portfolio; and
o     the Directors will be provided with a report of all
               interfund loans and the Directors will
               monitor all such borrowings to ensure that
               the Portfolio's participation is appropriate.

      There is a risk that a borrowing fund could have a
loan called on one days' notice.  In that circumstance, the
Portfolio might have to borrow from a bank at a higher
interest cost if money to lend were not available from
another Oppenheimer fund.
o     Interfund Lending. To assure that the Portfolios will
not be disadvantaged by making loans to affiliated funds,
certain safeguards are being implemented. Examples of these
safeguards include the following:

o     the Portfolio will not lend money to affiliated funds
               unless the interest rate on such loan is
               determined under the terms of the exemptive
               order;
o     the Portfolio may not make interfund loans in excess
               of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall
               not exceed 5% of the Portfolio's net assets;
o     an interfund loan may not be outstanding for more
               than seven days;
o     each interfund loan may be called on one business
               day's notice; and
o     the Manager will provide the Directors reports on all
               interfund loans demonstrating that the
               Portfolio's participation is appropriate and
               that the loan is consistent with its
               investment objectives and policies.

      When the Portfolio lends assets to another  affiliated
fund,  the  Portfolio  is  subject  to  the  risk  that  the borrowing fund might fail to repay the loan.

      |    Borrowing.  Currently, under the Investment
Company Act, a mutual fund may borrow only from banks and
the maximum amount it may borrow is up to one-third of its
total assets (including the amount borrowed), except that a
fund may borrow up to 5% of its total assets for temporary
purposes from any person.  Under the Investment Company
Act, there is a rebuttable presumption that a loan is
temporary if it is repaid within 60 days and not extended
or renewed.  As a matter of fundamental policy, the
Portfolios are authorized to borrow up to 33 1/3% of its
total assets.  During periods of substantial borrowings,
the value of the Portfolio's assets would be reduced due to
the added expense of interest on borrowed monies.  The
Portfolio is authorized to borrow, and to pledge assets to
secure such borrowings, up to the maximum extent
permissible under the Investment Company Act (i.e.,
presently 50% of net assets).  Any such borrowing will be
made only pursuant to the requirements of the Investment
Company Act and will be made only to the extent that the
value of each Portfolio's assets less its liabilities,
other than borrowings, is equal to at least 300% of all
borrowings including the proposed borrowing.  If the value
of a Portfolio's assets, so computed, should fail to meet
the 300% asset coverage requirement, the Portfolio is
required, within three business days to reduce its bank
debt to the extent necessary to meet such requirement and
may have to sell a portion of its investments at a time
when independent investment judgment would not dictate such
sale.  Interest on money borrowed is an expense the
Portfolio would not otherwise incur, so that it may have
little or no net investment income during periods of
substantial borrowings.  Since substantially all of a
Portfolio's assets fluctuate in value, but borrowing
obligations are fixed when the Portfolio has outstanding
borrowings, the net asset value per share of a Portfolio
correspondingly will tend to increase and decrease more
when the Portfolio's assets increase or decrease in value
than would otherwise be the case.

         The Portfolio has the ability to borrow from banks
on an unsecured basis to invest the borrowed funds in
portfolio securities. This speculative technique is known
as "leverage." The Portfolio may not borrow money, except
to the extent permitted under the Investment Company Act,
the rules or regulations thereunder or any exemption
therefrom that is applicable to the Portfolio, as such
statute, rules or regulations may be amended or interpreted
from time to time.

      The Portfolio will pay interest on these loans, and
that interest expense will raise the overall expenses of
the Portfolio and reduce its returns. If it does borrow,
its expenses will be greater than comparable funds that do
not borrow for leverage. Additionally, the Portfolio's net
asset value per share might fluctuate more than that of
funds that do not borrow. Currently, the Portfolio does not
contemplate using this technique, but if it does so, it
will not likely do so to a substantial degree.

      |X| Hedging (All Portfolios).  Although the
Portfolios can use certain hedging instruments and
techniques, they are not obligated to use them in seeking
their objectives.  A Portfolio's strategy of hedging with
futures and options on futures will be incidental to the
Portfolio's activities in the underlying cash market.  The
particular hedging instruments each Portfolios can use are
described below.

|_|   Put and Call Options.  The Portfolios can buy and
sell certain kinds of put options ("puts") and call options
("calls").  The Portfolios can buy and sell exchange-traded
and over-the-counter put and call options, including index
options, securities options, commodities options, and
options on the other types of futures described above.  The
Portfolios can buy and sell exchange-traded currency
options and the Oppenheimer International Growth Fund/VA
may also buy and sell currency options over-the-counter.

|_|   Writing Covered Call Options. (All Portfolios).  The
Portfolios can write (that is, sell) covered calls.  If a
Portfolio sells a call option, it must be covered.  That
means the Portfolio must own the security subject to the
call while the call is outstanding, or, for certain calls
on indices and currencies, the call may be covered by
segregating liquid assets to enable that Portfolio to
satisfy its obligations if the call is exercised.  Up to
20% of each Portfolio's total assets may be subject to
calls the Portfolio writes.

      When a Portfolio writes a call on a security, it
receives cash (a premium).  That Portfolio agrees to sell
the underlying security to a purchaser of a corresponding
call on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period.  The call period is usually not more than
nine months.  The exercise price may differ from the market
price of the underlying security.  The Portfolio shares the
risk of loss that the price of the underlying security may
decline during the call period.  That risk may be offset to
some extent by the premium the Portfolio receives.  If the
value of the investment does not rise above the call price,
it is likely that the call will lapse without being
exercised.  In that case the Portfolio would keep the cash
premium and the investment.

      When a Portfolio writes a call on an index, it
receives cash (a premium).  If the buyer of the call
exercises it, the Portfolio will pay an amount of cash
equal to the difference between the closing price of the
call and the exercise price, multiplied by a specified
multiple that determines the total value of the call for
each point of difference.  If the value of the underlying
investment does not rise above the call price, it is likely
that the call will lapse without being exercised.  In that
case the Portfolio would keep the cash premium.

      The Portfolios' custodian bank, or a securities
depository acting for the Custodian, will act as the
Portfolios' escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments
on which a Portfolio has written calls traded on exchanges
or as to other acceptable escrow securities.  In that way,
no margin will be required for such transactions.  OCC will
release the securities on the expiration of the option or
when the Portfolios enter into a closing transaction.

      When the Company writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Company will have the absolute
right to repurchase that OTC option.  The formula price
will generally be based on a multiple of the premium
received for the option, plus the amount by which the
option is exercisable below the market price of the
underlying security (that is, the option is "in the
money"). When the Company writes an OTC option, it will
treat as illiquid (for purposes of its restriction on
holding illiquid securities) the mark-to-market value of
any OTC option it holds, unless the option is subject to a
buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written,
a Portfolio may purchase a corresponding call in a "closing
purchase transaction."  The Portfolio will then realize a
profit or loss, depending upon whether the net of the
amount of the option transaction costs and the premium
received on the call the Portfolio wrote is more or less
than the price of the call the Portfolio purchases to close
out the transaction.  The Portfolio may realize a profit if
the call expires unexercised, because the Portfolio will
retain the underlying security and the premium it received
when it wrote the call.  Any such profits are considered
short-term capital gains for federal income tax purposes,
as are the premiums on lapsed calls.  If a Portfolio cannot
effect a closing purchase transaction due to the lack of a
market, it will have to hold the callable securities until
the call expires or is exercised.

      The Portfolios may also write calls on a futures
contract without owning the futures contract or securities
deliverable under the contract.  The Portfolios may use
call options on futures contracts solely for bona fide
hedging purposes.  To do so, at the time the call is
written, the Portfolios must cover the call by segregating
on its books an equivalent dollar amount of liquid assets.
A Portfolio will segregate additional liquid assets if the
value of the segregated assets drops below 100% of the
current value of the future.  Because of this segregation
requirement, in no circumstances would a Portfolio's
receipt of an exercise notice as to that future require the
Portfolios to deliver a futures contract.  It would simply
put the Portfolio in a short futures position, which is
permitted by the Portfolios' hedging policies.

            |_|  Writing Put Options.  (All Portfolios)
The Portfolios can also sell put options on futures.  A put
option on securities gives the purchaser the right to sell,
and the writer the obligation to buy, the underlying
investment at the exercise price during the option period.
The Portfolios will not write puts, if as a result, more
than 50% of the Portfolios net assets would be required to
be identified on its books to cover such options.

      If a Portfolio writes a put, the put must be covered
by identifying liquid assets on its books.  The premium the
Portfolio receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put. However,
the Portfolio also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price.

      If a put a Portfolio has written expires unexercised,
the Portfolio realizes a gain in the amount of the premium
less the transaction costs incurred.  If the put is
exercised, the Portfolio must fulfill its obligation to
purchase the underlying investment at the exercise price.
That price will usually exceed the market value of the
investment at that time.  In that case, the Portfolio may
incur a loss if it sells the underlying investment.  That
loss will be equal to the sum of the sale price of the
underlying investment and the premium received minus the
sum of the exercise price and any transaction costs the
Portfolio incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security a
Portfolio will identify on its books liquid assets with a
value equal to or greater than the exercise price of the
underlying securities.  The Portfolio therefore forgoes the
opportunity of investing the segregated assets or writing
calls against those assets.

      As long as a Portfolio's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold.  That notice
will require the Portfolio to take delivery of the
underlying security and pay the exercise price.  The
Portfolio has no control over when it may be required to
purchase the underlying security, since it may be assigned
an exercise notice at any time prior to the termination of
its obligation as the writer of the put.  That obligation
terminates upon expiration of the put.  It may also
terminate if, before it receives an exercise notice, the
Portfolio effects a closing purchase transaction by
purchasing a put of the same series as it sold. Once the
Portfolio has been assigned an exercise notice, it cannot
effect a closing purchase transaction.

      A Portfolio may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put.  Effecting a closing purchase transaction
will also permit the Portfolio to write another put option
on the security, or to sell the security and use the
proceeds from the sale for other investments. The Portfolio
will realize a profit or loss from a closing purchase
transaction depending on whether the cost of the
transaction is less or more than the premium received from
writing the put option.  Any profits from writing puts are
considered short-term capital gains for federal tax
purposes.

      |_|  Purchasing Calls and Puts. (All Portfolios)  The
Portfolios can purchase calls to protect against the
possibility that its investment portfolio will not
participate in an anticipated rise in the securities
market.  When a Portfolio buys a call (other than in a
closing purchase transaction), it pays a premium.  The
Portfolio then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price.

      The Portfolio benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Portfolio exercises the call.  If the
Portfolio does not exercise the call or sell it (whether or
not at a profit), the call will become worthless at its
expiration date. In that case, the Portfolio will have paid
the premium but lost the right to purchase the underlying
investment.

      When a Portfolio purchases a put, it pays a premium
and, except as to puts on indices, has the right to sell
the underlying investment to a seller of a put on a
corresponding investment during the put period at a fixed
exercise price.

      Buying a put on securities or futures a Portfolio
owns enables the Portfolio to attempt to protect itself
during the put period against a decline in the value of the
underlying investment below the exercise price by selling
the underlying investment at the exercise price to a seller
of a corresponding put.  If the market price of the
underlying investment is equal to or above the exercise
price and, as a result, the put is not exercised or resold,
the put will become worthless at its expiration date.  In
that case the Portfolio will have paid the premium but lost
the right to sell the underlying investment.  However, the
Portfolio may sell the put prior to its expiration.  That
sale may or may not be at a profit.

      A Portfolio can buy puts whether or not it holds the
underlying investment in its Portfolio.  Buying a put on an
investment a Portfolio does not own (such as an index or
future) permits the Portfolio either to resell the put or
to buy the underlying investment and sell it at the
exercise price.  The resale price will vary inversely to
the price of the underlying investment. If the market price
of the underlying investment is above the exercise price
and, as a result, the put is not exercised, the put will
become worthless on its expiration date.

      When a Portfolio purchases a call or put on an index
or future, it pays a premium, but settlement is in cash
rather than by delivery of the underlying investment to the
Portfolio.  Gain or loss depends on changes in the index in
question (and thus on price movements in the securities
market generally) rather than on price movements in
individual securities or futures contracts.

      A Portfolio may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Portfolio will not exceed 5% of the Portfolio's total
assets.

            |_|  Buying and Selling Options on Foreign
Currencies.  All Portfolios can sell exchange-traded call
options on foreign currencies.  Government Securities
Portfolio and Oppenheimer International Growth Fund/VA can
also buy exchange-traded calls on foreign currencies.
Oppenheimer International Growth Fund/VA can buy call
options on currencies in the OTC markets.  A Portfolio
could use these calls to try to protect against declines in
the dollar value of foreign securities and increases in the
dollar cost of foreign securities the Portfolio wants to
acquire.

      If a portfolio manager anticipates a rise in the
dollar value of a foreign currency in which securities to
be acquired are denominated, the increased cost of those
securities may be partially offset by purchasing calls on
that foreign currency.  If the portfolio manager
anticipates a decline in the dollar value of a foreign
currency, the decline in the dollar value of portfolio
securities denominated in that currency might be partially
offset by writing calls on that foreign currency.  However,
the currency rates could fluctuate in a direction adverse
to the Portfolios' position.  The Portfolio will then have
incurred option premium payments and transaction costs
without a corresponding benefit.

      A call written on a foreign currency is "covered" if
the Portfolio owns the underlying foreign currency covered
by the call or has an absolute and immediate right to
acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      A Portfolio could write a call on a foreign currency
to provide a hedge against a decline in the U.S. dollar
value of a security which the Portfolio owns or has the
right to acquire and which is denominated in the currency
underlying the option.  That decline might be one that
occurs due to an expected adverse change in the exchange
rate.  This is known as a "cross-hedging" strategy.  In
those circumstances, the Portfolio covers the option by
identifying liquid assets on its books in an amount equal
to the exercise price of the option.

         |_|  Futures.  The Portfolios have different
policies and limitations on the purchase and sale of
futures contracts:
o     Each Portfolio can buy and sell future contracts on
               stock indices.
o     Each Portfolio can buy and sell futures contracts on
               individual stocks ("single stock futures").
o     Total Return Portfolio, Oppenheimer International
               Growth Fund/VA and Government Securities
               Portfolio may buy and sell interest rate
               futures contracts.
o     Each portfolio that can invest in securities
               denominated in foreign currency can purchase
               and sell futures on foreign currencies.
o     Total Return Portfolio, Oppenheimer International
               Growth Fund/VA and Government Securities
               Portfolio can buy and sell futures contracts
               related to financial indices.

      A broadly-based stock index is used as the basis for
trading stock index futures.  In some cases, these futures
may be based on stocks of issuers in a particular industry
or group of industries. A stock index assigns relative
values to the common stocks included in the index and its
value fluctuates in response to the changes in value of the
underlying stocks.  A stock index cannot be purchased or
sold directly.  Bond index futures are similar contracts
based on the future value of the basket of securities that
comprise the index.  These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction.  There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      An interest rate future obligates the seller to
deliver (and the purchaser to take) cash or a specified
type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract
to close out the position.
      Similarly, a single stock future obligates the seller
to deliver (and the purchaser to take) cash or a specified
equity security to settle the futures transaction.  Either
party could also enter into an offsetting contract to close
out the position.  Single stock futures trade on a very
limited number of exchanges, with contracts typically not
fungible among the exchanges.

      No money is paid or received by a Portfolio on the
purchase or sale of a future.  Upon entering into a futures
transaction, the Portfolio will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be
deposited with the Portfolio's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions.  As the future is marked to market
(that is, its value on that Portfolio's books is changed)
to reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, a
Portfolio may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to that Portfolio.  Any loss or gain on
the future is then realized by that Portfolio for tax
purposes.  All futures transactions are effected through a
clearinghouse associated with the exchange on which the
contracts are traded.

         |_|  Forward Contracts (All Equity Portfolios).
Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future
delivery at a fixed price. A Portfolio can use them to
"lock in" the U.S. dollar price of a security denominated
in a foreign currency that the Portfolio has bought or
sold, or to protect against possible losses from changes in
the relative values of the U.S. dollar and a foreign
currency.  A Portfolio may also use "cross-hedging" where
the Portfolio hedges against changes in currencies other
than the currency in which a security it holds is
denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date.  That date may be any fixed
number of days from the date of the contract agreed upon by
the parties.  The transaction price is set at the time the
contract is entered into.  These contracts are traded in
the inter-bank market conducted directly among currency
traders (usually large commercial banks) and their
customers.

      A Portfolio may use forward contracts to protect
against uncertainty in the level of future exchange rates.
The use of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Portfolio owns or intends to acquire, but it does fix a
rate of exchange in advance.  Although forward contracts
may reduce the risk of loss from a decline in the value of
the hedged currency, at the same time they limit any
potential gain if the value of the hedged currency
increases.

      When a Portfolio enters into a contract for the
purchase or sale of a security denominated in a foreign
currency, or when it anticipates receiving dividend
payments in a foreign currency, the Portfolio might desire
to "lock-in" the U.S. dollar price of the security or the
U.S. dollar equivalent of the dividend payments.  To do so,
the Portfolio could enter into a forward contract for the
purchase or sale of the amount of foreign currency involved
in the underlying transaction, in a fixed amount of U.S.
dollars per unit of the foreign currency.  This is called a
"transaction hedge."  The transaction hedge will protect
the Portfolio against a loss from an adverse change in the
currency exchange rates during the period between the date
on which the security is purchased or sold or on which the
payment is declared, and the date on which the payments are
made or received.

      A Portfolio could also use forward contracts to lock
in the U.S. dollar value of portfolio positions.  This is
called a "position hedge."  When a portfolio manager
believes that foreign currency might suffer a substantial
decline against the U.S. dollar, the Portfolio could enter
into a forward contract to sell an amount of that foreign
currency approximating the value of some or all of the
Portfolio's investment securities denominated in that
foreign currency.  When a portfolio manager believes that
the U.S. dollar might suffer a substantial decline against
a foreign currency, the Portfolio could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount.  Alternatively, a Portfolio could enter into
a forward contract to sell a different foreign currency for
a fixed U.S. dollar amount if the portfolio manager
believes that the U.S. dollar value of the foreign currency
to be sold pursuant to its forward contract will fall
whenever there is a decline in the U.S. dollar value of the
currency in which securities of the Portfolio are
denominated. That is referred to as a "cross hedge."

      A Portfolio will cover its short positions in these
cases by identifying on its books liquid assets having a
value equal to the aggregate amount of the Portfolio's
commitment under forward contracts. A Portfolio will not
enter into forward contracts or maintain a net exposure to
such contracts if the consummation of the contracts would
obligate the Portfolio to deliver an amount of foreign
currency in excess of the value of its portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, a Portfolio may maintain a net exposure to forward
contracts in excess of the value of its portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency.  The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Portfolio may purchase a call
option permitting it to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price. As another
alternative, the Portfolio may purchase a put option
permitting it to sell the amount of foreign currency
subject to a forward purchase contract at a price as high
or higher than the forward contract price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the portfolio manager might decide to sell
the security and deliver foreign currency to settle the
original purchase obligation.  If the market value of the
security is less than the amount of foreign currency the
Portfolio is obligated to deliver, the Portfolio might have
to purchase additional foreign currency on the "spot" (that
is, cash) market to settle the security trade.  If the
market value of the security instead exceeds the amount of
foreign currency the Portfolio is obligated to deliver to
settle the trade, the Portfolio might have to sell on the
spot market some of the foreign currency received upon the
sale of the security.  There will be additional transaction
costs on the spot market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain.  Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing a Portfolio to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce a
Portfolio's performance if there are unanticipated changes
in currency prices to a greater degree than if the
Portfolio had not entered into such contracts.

      At or before the maturity of a forward contract
requiring a Portfolio to sell a currency, the Portfolio
might sell a portfolio security and use the sale proceeds
to make delivery of the currency. In the alternative it
might retain the security and offset its contractual
obligation to deliver the currency by purchasing a second
contract.  Under that contract the Portfolio will obtain,
on the same maturity date, the same amount of the currency
that it is obligated to deliver.  Similarly, the Portfolio
might close out a forward contract requiring it to purchase
a specified currency by entering into a second contract
entitling it to sell the same amount of the same currency
on the maturity date of the first contract.  The Portfolio
would realize a gain or loss as a result of entering into
such an offsetting forward contract under either
circumstance.  The gain or loss will depend on the extent
to which the exchange rate or rates between the currencies
involved moved between the execution dates of the first
contract and offsetting contract.

      The costs to a Portfolio of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved.  Because these contracts
are not traded on an exchange, the Company must evaluate
the credit and performance risk of the counterparty under
each forward contract.

      Although each Portfolio values its assets daily in
terms of U.S. dollars, it does not intend to convert its
holdings of foreign currencies into U.S. dollars on a daily
basis.  A Portfolio may convert foreign currency from time
to time, and will incur costs in doing so.  Foreign
exchange dealers do not charge a fee for conversion, but
they do seek to realize a profit based on the difference
between the prices at which they buy and sell various
currencies.  Thus, a dealer might offer to sell a foreign
currency to a Portfolio at one rate, while offering a
lesser rate of exchange if the Portfolio desires to resell
that currency to the dealer.

         |_|  Interest Rate Swap Transactions (Government
Securities Portfolio).  In an interest rate swap, a
Portfolio and another party exchange their right to receive
or their obligation to pay interest on a security.  For
example, they might swap the right to receive floating rate
payments for fixed rate payments.  A Portfolio can enter
into swaps only on securities that it owns and will not
enter into swaps with respect to more than 25% of its total
assets. Also, a Portfolio will identify on its books liquid
assets (such as cash or U.S. government securities) to
cover any amounts it could owe under swaps that exceed the
amounts it is entitled to receive, and it will adjust that
amount daily, as needed.

      Swap agreements entail both interest rate risk and
credit risk.  There is a risk that, based on movements of
interest rates in the future, the payments made by a
Portfolio under a swap agreement will be greater than the
payments it received. Credit risk arises from the
possibility that the counterparty will default.  If the
counterparty defaults, the Portfolio's loss will consist of
the net amount of contractual interest payments that the
Portfolio has not yet received.  The Manager will monitor
the creditworthiness of counterparties to a Portfolio's
interest rate swap transactions on an ongoing basis.

      A Portfolio can enter into swap transactions with
certain counterparties pursuant to master netting
agreements.  A master netting agreement provides that all
swaps done between the Portfolio and that counterparty
shall be regarded as parts of an integral agreement.  If
amounts are payable on a particular date in the same
currency in respect of one or more swap transactions, the
amount payable on that date in that currency shall be the
net amount.  In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty may terminate all of the swaps with
that party.  Under these agreements, if a default results
in a loss to one party, the measure of that party's damages
is calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap.  The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination.  The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

         |_| Risks of Hedging with Options and Futures.
The use of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management.  If the
Manager uses a hedging instrument at the wrong time or
judges market conditions incorrectly, hedging strategies
may reduce a Portfolio's return.  A Portfolio could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      A Portfolio's option activities could affect its
portfolio turnover rate, brokerage commissions and
transaction costs.  The exercise of calls written by a
Portfolio might cause the Portfolio to sell related
portfolio securities, thus increasing its turnover rate.
The exercise by a Portfolio of puts on securities will
cause the sale of underlying investments, increasing
portfolio turnover.  Although the decision whether to
exercise a put it holds is within the Portfolio's control,
holding a put might cause that Portfolio to sell the
related investments for reasons that would not exist in the
absence of the put.

      A Portfolio could pay a brokerage commission each
time they buy a call or put, sell a call or put, or buy or
sell an underlying investment in connection with the
exercise of a call or put.  Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments.  Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in a Portfolio's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by a Portfolio is exercised
on an investment that has increased in value, that
Portfolio will be required to sell the investment at the
call price. It will not be able to realize any profit if
the investment has increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option.  A Portfolio
might experience losses if it could not close out a
position because of an illiquid market for the future or
option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of a Portfolio's investment securities.  The risk is that
the prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Portfolio's securities.  For example, it is possible
that while the Portfolio has used hedging instruments in a
short hedge, the market might advance and the value of the
securities held by the Portfolio might decline.  If that
occurred, the Portfolio would lose money on the hedging
instruments and also experience a decline in the value of
its investment securities.  However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of a Portfolio's investments diverges from the
securities included in the applicable index.  To compensate
for the imperfect correlation of movements in the price of
the investments being hedged and movements in the price of
the hedging instruments, a Portfolio might use hedging
instruments in a greater dollar amount than the dollar
amount of portfolio securities being hedged. It might do so
if the historical volatility of the prices of the portfolio
securities being hedged is more than the historical
volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets.  Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery.  To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion.  Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets.  Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      A Portfolio can use hedging instruments to establish
a position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities.  It is possible
that when the Portfolio does so the market might decline.
If the Portfolio then concludes not to invest in securities
because of concerns that the market might decline further
or for other reasons, the Portfolio will realize a loss on
the hedging instruments that is not offset by a reduction
in the price of the securities purchased.

         |_| Regulatory Aspects of Hedging Instruments.
The Commodities Futures Trading Commission (the "CFTC")
recently eliminated limitations on futures trading by
certain regulated entities including registered investment
companies and consequently registered investment companies
may engage in unlimited futures transactions and options
thereon provided that the Portfolio claims an exclusion
from regulation as a commodity pool operator. The Fund has
claimed such an exclusion from registration as a commodity
pool operator under the Commodity Exchange Act ("CEA"). The
Portfolio may use futures and options for hedging and
non-hedging purposes to the extent consistent with its
investment objective, internal risk management guidelines
adopted by the Fund's investment advisor (as they may be
amended from time to time), and as otherwise set forth in
the Fund's prospectus or this statement of additional
information.

      Transactions in options by the Portfolios are subject
to limitations established by the option exchanges.  The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert.  Those limits apply regardless of
whether the options were written or purchased on the same
or different exchanges or are held in one or more accounts
or through one or more different exchanges or through one
or more brokers.  Thus, the number of options that a
Portfolio may write or hold may be affected by options
written or held by other entities, including other
investment companies having the same adviser as the
Portfolio (or an adviser that is an affiliate of the
Portfolio's investment advisor).  The exchanges also impose
position limits on futures transactions.  An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Portfolio
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging Instruments.
Certain foreign currency exchange contracts in which the
Portfolios may invest are treated as "Section 1256
contracts" under the Internal Revenue Code. In general,
gains or losses relating to Section 1256 contracts are
characterized as 60% long-term and 40% short-term capital
gains or losses under the Code. However, foreign currency
gains or losses arising from Section 1256 contracts that
are forward contracts generally are treated as ordinary
income or loss.  In addition, Section 1256 contracts held
by the Portfolios at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are
treated as though they were realized. An election can be
made by the Portfolios to exempt those transactions from
this marked-to-market treatment.

      Certain forward contracts the Portfolios enter into
may result in "straddles" for Federal income tax purposes.
The straddle rules may affect the character and timing of
gains (or losses) recognized by a Portfolio on straddle
positions.  Generally, a loss sustained on the disposition
of a position making up a straddle is allowed only to the
extent that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle.  Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time a
         Portfolio accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Portfolio
         actually collects such receivables or pay such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of a Portfolio's investment income available for
distribution to its shareholders.

      |X|  Temporary Defensive and Interim Investments.
When market conditions are unstable, or the Manager
believes it is otherwise appropriate to reduce holdings in
stocks, the Portfolios can invest in a variety of debt
securities for defensive purposes.  The Portfolios can also
purchase these securities for liquidity purposes to meet
cash needs due to the redemption of Portfolio shares, or to
hold while waiting to reinvest cash received from the sale
of other portfolio securities.  The Portfolios can buy:
|_|   obligations issued or guaranteed by the U. S.
          government or its instrumentalities or agencies,
|_|   commercial paper (short-term, unsecured, promissory
          notes of domestic or foreign companies) rated in
          the three top rating categories of a nationally
          recognized rating organization,
|_|   short-term debt obligations of corporate issuers,
          rated investment grade (rated at least Baa by
          Moody's or at least BBB by Standard & Poor's, or
          a comparable rating by another rating
          organization), or unrated securities judged by
          the Manager to have a comparable quality to rated
          securities in those categories,
|_|   certificates of deposit and bankers' acceptances of
          domestic and foreign banks  having total assets
          in excess of U.S. $1 billion, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

      |X| Portfolio Turnover.  "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its previous fiscal year.  For example,
if a fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%.  The Fund's
portfolio turnover rate will fluctuate from year to year,
and the Fund can have a portfolio turnover rate of 100% or
more.

      Increased portfolio turnover creates higher brokerage
and transaction costs for the Fund, which may reduce its
overall performance.  Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code. For the two most
recently completed fiscal years, the portfolio turnover
rate for Total Return Portfolio increased from 149% in 2002
to 292% 2003. This increase occurred in the fixed income
portion of the portfolio and was a result of the Fund's
ongoing strategy of dollar rolling mortgage pass-through
securities. The Portfolio may choose to discontinue this
strategy if the attractiveness of this dollar rolling
activity decreases. This may result in portfolio turnover
decreasing from its current levels.

Investment Restrictions

      |X|  What Are "Fundamental Policies?" Fundamental
policies are those policies that each Portfolio has adopted
to govern its investments that can be changed only by the
vote of a "majority" of the Portfolio's outstanding voting
securities.  Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:
      |_|  67% or more of the shares present or represented
      by proxy at a shareholder meeting, if the holders of
      more than 50% of the outstanding shares are present
      or represented by proxy, or
      |_|  more than 50% of the outstanding shares.

      The Portfolios' investment objectives are not
fundamental policies, but will not be changed by the Board
of Directors without advance notice to shareholders. Other
policies described in the Prospectus or this Statement of
Additional Information are "fundamental" only if they are
identified as such.  The Board of Directors can change
non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be
described in supplements or updates to the Prospectus or
this Statement of Additional Information, as appropriate.
The Portfolios' most significant investment policies are
described in the Prospectus.

      |X| Do the Portfolios Have Additional Fundamental
Policies?  The following investment restrictions are
fundamental policies of Total Return Portfolio, Growth
Portfolio, Government Securities Portfolio and Oppenheimer
International Growth Fund/VA.

|_|   A Portfolio cannot invest in "senior securities",
          except to the extent permitted under the
          Investment Company Act, the rules or regulations
          thereunder or any exemption therefrom that is
          applicable to the Company, as such statute, rules
          or regulations may be amended or interpreted from
          time to time.
|_|   Total Return Portfolio and Growth Portfolio cannot
          concentrate investments.  That means these
          portfolios cannot invest 25% or more of their
          total assets in companies in any one industry.
          That limit does not apply to securities issued or
          guaranteed by the U.S. government or its agencies
          and instrumentalities or securities issued by
          investment companies.
|_|   A Portfolio cannot invest in physical commodities or
          commodities contracts.  However, a Portfolio can
          invest in hedging instruments permitted by any of
          its other investment policies, and can buy or
          sell options, futures, securities or other
          instruments backed by, or the investment return
          from which is linked to, changes in the price of
          physical commodities, commodity contracts or
          currencies.
|_|   A Portfolio cannot invest in real estate or in
          interests in real estate.  However, a Portfolio
          can purchase securities of issuers holding real
          estate or interests in real estate (including
          securities of real estate investment trusts) if
          permitted by its other investment policies.
|_|   A Portfolio may not borrow money, except to the
          extent permitted under the Investment Company
          Act, the rules or regulations thereunder or any
          exemption therefrom that is applicable to the
          Company, as such statute, rules or regulations
          may be amended or interpreted from time to time.
|_|   A Portfolio cannot make loans, except to the extent
          permitted under the Investment Company Act, the
          rules or regulations thereunder or any exemption
          therefrom that is applicable to the Portfolio, as
          such statute, rules or regulations may be amended
          or interpreted from time to time.
|_|   Total Return Portfolio, Growth Portfolio and
          Oppenheimer International Growth Fund/VA cannot
          buy securities or other instruments issued or
          guaranteed by any one issuer if more than 5% of
          its total assets would be invested in securities
          or other instruments of that issuer or if it
          would then own more than 10% of that issuer's
          voting securities.  This limitation applies to
          75% of the Portfolio's total assets.  The limit
          does not apply to securities issued or guaranteed
          by the U.S. government or any of its agencies or
          instrumentalities or securities of other
          investment companies.
|_|   A Portfolio cannot underwrite securities of other
          issuers. A permitted exception is if the
          Portfolio is deemed to be an underwriter under
          the 1933 Act in selling its investment securities.

Do the Portfolios Have Other Restrictions that are Not
Fundamental Policies?

      The Portfolios have an additional restriction on
their investment policies that is not fundamental, which
means that it can be changed by the Board of Directors,
without obtaining approval from the Portfolio's outstanding
voting securities.

|_|   Total Return Portfolio and Growth Portfolio cannot
          invest in securities of foreign issuers if at the
          time of acquisition more than 10% of its total
          assets, taken at market value, would be invested
          in those securities. However, a Portfolio can
          invest up to 25% of its total assets in
          securities (i) issued, assumed or guaranteed by
          foreign governments, or political subdivisions or
          instrumentalities thereof, (ii) assumed or
          guaranteed by domestic issuers, including
          Eurodollar securities, or (iii) issued, assumed
          or guaranteed by foreign issuers having a class
          of securities listed for trading on The New York
          Stock Exchange.

How the Portfolios Are Managed

Organization and History.  Panorama Series Fund, Inc., the
investment company of which each Portfolio is a series, was
incorporated in Maryland on August 17, 1981.  It is
referred to as the "Company" in this Statement of
Additional Information. Prior to May 1, 1996, the Company
was named Connecticut Mutual Financial Services Series Fund
I, Inc.

      Classes  of  Shares.  The  Directors  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Directors may  reclassify  unissued shares of the Fund into  additional  series  or  classes  of shares.  The  Directors  also  may  divide  or  combine  the shares of a class into a greater or lesser  number of shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      Each Portfolio currently has two classes of shares
authorized.  All the Portfolios offer a class with no name
designation and the Oppenheimer International Growth/VA
offers a Service Share Class.  All classes of a particular
portfolio invest in the same investment portfolio.  Each
class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
         different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
         interests of one class are different from
         interests of another class, and
o     votes as a class on matters that affect that class
         alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

      Meetings of Shareholders. Although the Portfolios are
not required by Maryland law to hold annual meetings, it
may hold shareholder meetings from time to time on
important matters.  The shareholders of the Portfolio's
parent corporation have the right to call a meeting to
remove a Director or to take certain other action described
in the Articles of Incorporation or under Maryland law.

      The Portfolios will hold a meeting when the Directors
call a meeting or upon proper request of shareholders. If
the Portfolio's parent corporation receives a written
request of the record holders of at least 25% of the
outstanding shares eligible to be voted at a meeting to
call a meeting for a specified purpose (which might include
the removal of a Director), the Directors will call a
meeting of shareholders for that specified purpose. The
Portfolio's parent corporation has undertaken that it will
then either give the applicants access to the Portfolio's
shareholder list or mail the applicants' communication to
all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees.  The Company
is governed by a Board of Directors, which is responsible
for protecting the interests of shareholders under Maryland
law. The Directors meet periodically throughout the year to
oversee the Portfolio's activities, review its performance,
and review the actions of the Manager.

      The Board of Directors has an Audit Committee and a
Review Committee. The Audit Committee is comprised solely
of Independent Directors. The members of the Audit
Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen, F. William Marshall, Jr. and
Robert J. Malone.  The Audit Committee held 6 meetings
during the fiscal year ended December 31, 2003.  The Audit
Committee furnishes the Board with recommendations
regarding the selection of the Portfolio's independent
auditors. Other main functions of the Audit Committee
include, but are not limited to: (i) reviewing the scope
and results of financial statement audits and the audit
fees charged; (ii) reviewing reports from the Portfolio's
independent auditors regarding the Portfolio's internal
accounting procedures and controls;  (iii) review reports
from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the
Portfolio's independent auditors and its Independent
Directors; and (v) exercise all other functions outlined in
the Audit Committee Charter, including but not limited to

   -----------------------------------------------------------------
of the Portfolio auditors and the pre-approval of the
performance by the Portfolio's
independent auditors of any non-audit
service, including tax service, for the
Portfolio and the Manager and certain
affiliates of the Manager.

      The Audit Committee's functions
include selecting and nominating, to
the full Board, nominees for election
as Directors, and selecting and
nominating Independent Directors for
election.  The Audit Committee may, but
need not, consider the advice and
recommendation of the Manager and its
affiliates in selecting nominees. The
full Board elects new directors except
for those instances when a shareholder
vote is required.

      To date, the Committee has been
able to identify from its own resources
an ample number of qualified
candidates.  Nonetheless, shareholders
may submit names of individuals,
accompanied by complete and properly
supported resumes, for the Audit
Committee's consideration by mailing
such information to the Committee in
care of the Portfolio.  The Committee
may consider such persons at such time
as it meets to consider possible
nominees.  The Committee, however,
reserves sole discretion to determine
the candidates to present to the Board
and/or shareholders when it meets for
the purpose of considering potential
nominees.

      The members of the Review
Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Sam Freedman and
Beverly Hamilton.  The Review Committee
held 6 meetings during the fiscal year
ended December 31, 2003.  Among other
functions, the Review Committee reviews
reports and makes recommendations to
the Board concerning the fees paid to
the Portfolio's transfer agent and the
services provided to the Portfolio by
the transfer agent.  The Review
Committee also reviews the Portfolio's
investment performance and policies and
procedures adopted by the Portfolio to
comply with Investment Company Act and
other applicable law.

Directors and Officers of the Company.
Except for Mr. Murphy, each of the
Directors is an "Independent Director"
under the Investment Company Act.  Mr.
Murphy is an "Interested Director,"
because he is affiliated with the
Manager by virtue of his positions as
an officer and director of the Manager,
and as a shareholder of its parent
company. Mr. Murphy was elected as a
Director of the Fund with the
understanding that in the event he
ceases to be the chief executive
officer of the Manager, he will resign
as a director of the Company and the
other Board II Funds (defined below)
for which he is a trustee or director.

      The Company's Directors and
officers and their positions held with
the Company and length of service in
such position(s) and their principal
occupations and business affiliations
during the past five years are listed
in the chart below. The information for
the Directors also includes the dollar
range of shares of the Company as well
as the aggregate dollar range of shares
beneficially owned in any of the
Oppenheimer funds overseen by the
Directors. All of the Directors are
also trustees or directors of the
following Oppenheimer funds (except for
Ms. Hamilton and Mr. Malone, who are
not Trustees of Oppenheimer Senior
Floating Rate Fund) (referred to as
"Board II Funds"):

  Oppenheimer and Principal Protected Trust II
Oppenheimer Cash Reserves
 -----------------------------------------------------------------

Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and
employees (and their immediate family members) of the
Company, the Manager and its affiliates, and retirement
plans established by them for their employees are permitted
to purchase non-Service shares of the Company and the other
Oppenheimer funds at net asset value without sales charge.
The sales charge on non-Service shares is waived for that
group because of the economies of sales efforts realized by
the Distributor.

      Messrs. Murphy, Vottiero, Wixted, Petersen and Zack,
Monoyios, Evans, Schmidt and Steinmetz and Mses. Bechtolt
and Ives who are officers of the Portfolios, respectively
hold the same offices with one or more of the other Board
II Funds as with the Portfolios. As of April 1, 2004, the
Directors and officers of the Company, as a group, owned of
record or beneficially less than 1% of the outstanding
shares of the Company.  The foregoing statement does not
reflect ownership of shares held of record by an employee
benefit plan for employees of the Manager, other than the
shares beneficially owned under that plan by the officers
of the Company listed above. In addition, each Independent
Director, and his family members, do not own securities of
either the Manager or Distributor of the Board II Funds or
any person directly or indirectly controlling, controlled
by or under common control with the Manager or Distributor.

      Affiliated Transactions and Material Business
Relationships.  Mr. Swain has reported that he sold a
residential property to Mr. Freedman on October 23, 2001
for $1.2 million.  An independent appraisal of the property
supported the sale price.

     The address of each Director in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Director serves for an indefinite term, until his or her
resignation, retirement, death or removal.

--------------------------------------------------------------------------------

                               Independent Directors
--------------------------------------------------------------------------------
                                                                                Aggregate
Name,                    Principal Occupation(s)                 Dollar Range   Dollar Range
Position(s)Held with     during Past 5 Years;                    of shares      of Shares
Company,                 Other Trusteeships/Directroships        Beneficially   Beneficially
Length of Service,       Held by Trustee: Number of Portfolios   Owned in the   Owned in any
Age                      in Fund Complex Currently               Portfolios     of the Oppenheimer Funds
                         Overseen by Director

--------------------------------------------------------------------------------

                                                                 As of December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

William L.         Chairman   of   the   following   private          None        Over
Armstrong,         mortgage banking companies:  Cherry Creek
Chairman of the    Mortgage     Company     (since    1991),
Board since 2003   Centennial  State Mortgage Company (since
and Director       1994),   The  El  Paso  Mortgage  Company
since 1999         (since   1993),    Transland    Financial
Age: 67            Services,  Inc. (since 1997); Chairman of
                   the following  private  companies:  Great
                   Frontier  Insurance   (insurance  agency)
                   (since    1995),     Ambassador     Media
                   Corporation and Broadway  Ventures (since
                   1984);   a  director  of  the   following
                   public  companies:   Helmerich  &  Payne,
                   Inc.  (oil  and  gas  drilling/production
                   company)  (since 1992) and  UNUMProvident
                   (insurance  company)  (since  1991).  Mr.
                   Armstrong is also a  Director/Trustee  of
                   Campus   Crusade   for   Christ  and  the
                   Bradley  Foundation.  Formerly a director
                   of  the  following:   Storage  Technology
                   Corporation  (a  publicly-held   computer
                   equipment company)  (1991-February 2003),
                   and  International  Family  Entertainment
                   (television     channel)     (1992-1997),                    $100,000
                   Frontier Real Estate,  Inc.  (residential
                   real estate brokerage)  (1994-1999),  and
                   Frontier Title (title  insurance  agency)
                   (1995-June    1999);   a   U.S.   Senator
                   (January  1979-January 1991). Oversees 38
                   portfolios   in   the    OppenheimerFunds
                   complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Avis,    Formerly,  Director and President of A.G.
Director since     Edwards  Capital,  Inc.  (General Partner
1996               of private equity funds) (until  February
Age: 72            2001);  Chairman,   President  and  Chief
                   Executive   Officer   of   A.G.   Edwards
                   Capital,  Inc.  (until March 2000);  Vice
                   Chairman  and  Director of A.G.  Edwards,
                   Inc. and Vice Chairman of A.G.  Edwards &
                   Sons,   Inc.   (its   brokerage   company          None        Over
                   subsidiary) (until March 1999);  Chairman                       $100,000
                   of A.G.  Edwards Trust Company and A.G.E.
                   Asset  Management   (investment  advisor)
                   (until  March   1999);   and  a  Director
                   (until  March  2000)  of A.G.  Edwards  &
                   Sons  and  A.G.  Edwards  Trust  Company.
                   Oversees    38    portfolios    in    the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------

George C. Bowen,   Formerly   Assistant   Secretary   and  a
Director since     director  (December  1991-April  1999) of
2002               Centennial Asset Management  Corporation;
Age: 67            President,   Treasurer   and  a  director
                   (June   1989-April  1999)  of  Centennial
                   Capital   Corporation;   Chief  Executive
                   Officer  and a  director  of  MultiSource               None        Over
                   Services,  Inc. (March  1996-April 1999).                         $100,000
                   Until  April  1999  Mr.   Freedman   held
                   several   positions  in   subsidiary   or
                   affiliated   companies  of  the  Manager.
                   Oversees    38    portfolios    in    the
                   OppenheimerFunds complex.

---------------------------------------------------------------------------------

Edward L. Cameron, A  member  of The  Life  Guard  of  Mount
Director since     Vernon,  George  Washington's home (since
2002               June  2000).   Formerly  Director  (March
Age: 65            2001-May  2002) of Genetic ID,  Inc.  and
                   its   subsidiaries   (a  privately   held
                   biotech   company);   a   partner   (July
                   1974-June            1999)           with               None        Over
                   PricewaterhouseCoopers       LLP      (an                          $100,000
                   accounting   firm);  and  Chairman  (July
                   1994-June  1998) of Price  Waterhouse LLP
                   Global  Investment   Management  Industry
                   Services  Group.  Oversees 38  portfolios
                   in the OppenheimerFunds complex.

---------------------------------------------------------------------------------

Jon S. Fossel,      Director  (since  February 1998) of Rocky              None       Over
Director since 1997 Mountain      Elk      Foundation      (a
Age: 62             not-for-profit  foundation);  a  director
                    (since  1997) of  Putnam  Lovell  Finance
                    (finance  company);   a  director  (since
                    June   2002)   of    UNUMProvident    (an
                    insurance  company).  Formerly a director
                    (October   1999-October   2003)  of  P.R.
                    Pharmaceuticals    (a   privately    held
                    company);  Chairman and a director (until
                    October  1996)  and  President  and Chief
                    Executive  Officer  (until  October 1995)
                    of   the   Manager;    President,   Chief
                    Executive  Officer and a director  (until
                    October 1995) of Oppenheimer  Acquisition                         $100,000
                    Corp.,  Shareholders  Services  Inc.  and
                    Shareholder   Financial  Services,   Inc.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Sam Freedman,       Director    of    Colorado    Uplift   (a
Director since 1996 non-profit   charity)  (since   September
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in              None       Over
                    subsidiary  or  affiliated  companies  of                        $100,000
                    the Manager.  Oversees 38  portfolios  in
                    the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Beverly          L. Trustee   of   MassMutual   Institutional               None       Over
Hamilton,           Funds   (open-end   investment   company)
Director since 2002 (since     1996)    and    of    Monterey
Age: 57             International   Studies  (an  educational
                    organization)  (since  February  2000); a
                    director of The  California  Endowment (a
                    philanthropic  organization) (since April
                    2002)  and  of   Community   Hospital  of
                    Monterey      Peninsula      (educational
                    organization)  (since  February  2002); a
                    director  of  the  following   investment
                    companies:  MML  Series  Investment  Fund
                    (since April 1989),  MML Services  (since
                    April  1987) and America  Funds  Emerging
                    Markets   Growth  Fund   (since   October
                    1991);  an advisor to Credit Suisse First
                    Boston's  Sprout  venture  capital  unit.
                    Mrs.  Hamilton  also is a  member  of the
                    investment  committees of the Rockefeller
                    Foundation   and  of  the  University  of
                    Michigan.   Formerly,   member   of   the
                    investment   committee   (2000-2003)   of
                    Hartford     Hospital;     an     advisor
                    (2000-2003)   to   Unilever   (Holland)'s
                    pension  fund;  and  President  (February
                    1991-April   2000)  of  ARCO   Investment
                    Management    Company.     Oversees    37
                    portfolios   in   the    OppenheimerFunds
                    complex.                                                          $100,000

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert J. Malone,   Director of Steele  Street  State Bank (a
Director since 2002 commercial  banking entity) (since August
Age: 59             2003),    Jones   Knowledge,    Inc.   (a
                    privately  held  company)  (since  2001),
                    U.S.  Exploration,   Inc.  (oil  and  gas
                    exploration)  (since  1997) and  Colorado
                    UpLIFT   (a   non-profit    organization)
                    (since 1986);  a trustee  (since 2000) of
                    the    Gallagher    Family     Foundation              None       Over
                    (non-profit   organization).    Formerly,                        $100,000
                    Chairman   of   U.S.   Bank-Colorado   (a
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 37  portfolios  in
                    the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

F. William         Trustee   of   MassMutual   Institutional               None        Over
Marshall, Jr.,     Funds   (since   1996)  and  MML   Series
Director since     Investment   Fund   (since   1987)  (both
2002               open-end  investment  companies)  and the
Age: 61            Springfield     Library     and    Museum
                   Association  (since 1995)  (museums)  and
                   the    Community    Music    School    of
                   Springfield  (music school) (since 1996);
                   Trustee  (since  1987),  Chairman  of the
                   Board  (since  2003) and  Chairman of the
                   investment  committee  (since  1994)  for
                   the    Worcester    Polytech    Institute
                   (private  university);  and President and
                   Treasurer  (since  January  1999)  of the
                   SIS  Fund  (a  private   not  for  profit
                   charitable  fund).  Formerly,  member  of
                   the    investment    committee   of   the
                   Community     Foundation    of    Western
                   Massachusetts  (1998  -  2003);  Chairman
                   (January  1999-July 1999) of SIS & Family
                   Bank,   F.S.B.    (formerly   SIS   Bank)                         $100,000
                   (commercial  bank);  and  Executive  Vice
                   President  (January  1999-July  1999)  of
                   Peoples Heritage  Financial  Group,  Inc.
                   (commercial     bank).     Oversees    38
                   portfolios   in   the    OppenheimerFunds
                   complex.

---------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two
World Financial Center, 225 Liberty Street, New York, NY
10281-1008. Mr. Murphy serves for an indefinite term, until
his resignation, death or removal.

--------------------------------------------------------------------------------

                          Interested Director and Officer

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name;              Principal   Occupation(s)  During  Past  5     Dollar     Aggregate
                                                                             Dollar
                                                                         Range of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other  Trusteeships/Directorships  Held by Shares     Owned in
with Fund;         Trustee;                                   Beneficiallany of the
Length of Service; Number  of   Portfolios  in  Fund  Complex Owned in   Oppenheimer
Age                Currently Overseen by Director             the Fund   Funds

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                                                As of December 31, 2003

-------------------------------------------------------------------------------------

John V. Murphy,
President and Director
since 2002
Age: 54

                 Chairman, Chief Executive Officer
and director (since June 2001) and President (since
September 2000) of OppenheimerFunds, Inc.; President and a
director or trustee of other Oppenheimer funds; President
and a director (since July 2001) of Oppenheimer Acquisition
Corp. (OppenheimerFunds, Inc.'s parent holding company) and
of Oppenheimer Partnership Holdings, Inc. (a holding
company subsidiary of OppenheimerFunds, Inc.); a director
(since November 2001) of OppenheimerFunds Distributor, Inc.
(a subsidiary of OppenheimerFunds, Inc.); Chairman and a
director (since July 2001) of Shareholder Services, Inc.
and of Shareholder Financial Services, Inc. (transfer agent
subsidiaries of OppenheimerFunds, Inc.); President and a
director (since July 2001) of OppenheimerFunds Legacy
Program (a charitable trust program established by
OppenheimerFunds, Inc.); a director of the following
investment advisory subsidiaries of OppenheimerFunds, Inc.:
the Manager, OFI Institutional Asset Management, Inc.,
Trinity Investment Management Corporation and Tremont
Capital Management, Inc. (since November 2001), HarbourView
Asset Management Corporation and OFI Private Investments,
Inc. (since July 2001); President (since November 1, 2001)
and a director (since July 2001) of Oppenheimer Real Asset
Management, Inc.; Executive Vice President (since February
1997) of Massachusetts Mutual Life Insurance Company
(OppenheimerFunds, Inc.'s parent company); a director
(since June 1995) of DLB Acquisition Corporation (a holding
company that owns the shares of David L. Babson & Company,
Inc.); a member of the Investment Company Institute's Board
of Governors (elected to serve from October 3, 2003 through
September 30, 2006). Formerly, Chief Operating Officer
(September 2000-June 2001) of OppenheimerFunds, Inc.;
President and trustee (November 1999-November 2001) of MML
Series Investment Fund and MassMutual Institutional Funds
(open-end investment companies); a director (September
1999-August 2000) of C.M. Life Insurance Company;
President, Chief Executive Officer and director (September
1999-August 2000) of MML Bay State Life Insurance Company;
a director (June 1989-June 1998) of Emerald Isle Bancorp
and Hibernia Savings Bank (a wholly-owned subsidiary of
Emerald Isle Bancorp). Oversees 73 portfolios as
Trustee/Director and 10 portfolios as Officer in the
OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs. Monoyios, Evans, Schmidt, Steinmetz
and Zack and Dr. Reinganum, Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008, for Messrs.
Vottiero, Wixted and Petersen and Mses. Bechtolt and Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier
resignation, death or removal.

-------------------------------------------------------------------------------------

                                Officers of the Fund

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Dr. Marc Reinganum,     Vice President of the Manager since September 2002; a
Vice President and      Director of Quantitative Research and Portfolio Strategist
Portfolio Manager       for Equities; an officer of 3 portfolios in the
since 2003              OppenheimerFunds complex. Formerly the Mary Jo Vaughn
Age:  50                Rauscher Chair in Financial Investments at Southern
                        Methodist University since 1995. At Southern Methodist
                        University he also served as the Director of the Finance
                        Institute, Chairman of the Finance Department, President of
                        the Faculty at the Cox School of Business and member of the
                        Board of Trustee Investment Committee.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

David E. Schmidt, Vice  Chief Investment Officer since July 2003, Deputy Chief
President and           Investment Officer (from June 2002 to June 2003), Director
Portfolio Manager       of Product Development (from December 1999 to present) and
since 2003              an analyst (from August 1994 to December 1999) of Trinity
Age: 41                 Investment Management Corporation, a wholly-owned
                        subsidiary of the Manager's immediate parent, Oppenheimer
                        Acquisition Corp.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

George Evans, Vice      Vice President of the Manager since October 1993 and of
President and           HarbourView Asset Management Corporation (since July 1994);
Portfolio Manager       an officer of 2 portfolios in the OppenheimerFunds complex.
since 1999
Age: 44

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Nikolaos D. Monoyios,     Vice President of the Manager since April 1998; a
Vice President and        Certified Financial Analyst; an officer of 6 portfolios
Portfolio Manager since   in the OppenheimerFunds complex. Formerly a Vice
1998                      President and portfolio manager for Guardian Investor
Age: 54                   Services, the investment management subsidiary of The
                          Guardian Life Insurance Company (1979 - March 1998).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Arthur P. Steinmetz,      Senior Vice President of the Manager since March 1993 and
Vice President and        of HarbourView Asset Management Corporation (since March
Portfolio Manager since   2000); an officer of 6 portfolios in the OppenheimerFunds
2003                      complex.
Age: 45

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian W. Wixted,          Senior Vice  President and  Treasurer  since March 1999 of
Treasurer since 1999      the Manager;  Treasurer of  HarbourView  Asset  Management
Age: 44                   Corporation,   Shareholder   Financial   Services,   Inc.,
                          Shareholder   Services,   Inc.,   Oppenheimer  Real  Asset
                          Management   Corporation,   and  Oppenheimer   Partnership
                          Holdings,   Inc.   (since  March  1999),  of  OFI  Private
                          Investments,  Inc. (since March 2000), of OppenheimerFunds
                          International  Ltd.  and  OppenheimerFunds  plc (since May
                          2000), of OFI Institutional Asset Management,  Inc. (since
                          November 2000), and of OppenheimerFunds  Legacy Program (a
                          Colorado   non-profit   corporation)  (since  June  2003);
                          Treasurer and Chief Financial  Officer (since May 2000) of
                          OFI  Trust  Company  (a trust  company  subsidiary  of the
                          Manager);   Assistant  Treasurer  (since  March  1999)  of
                          Oppenheimer    Acquisition   Corp.    Formerly   Assistant
                          Treasurer  of  Centennial  Asset  Management   Corporation
                          (March  1999-October  2003)  and  OppenheimerFunds  Legacy
                          Program  (April  2000-June  2003);   Principal  and  Chief
                          Operating  Officer  (March  1995-March  1999)  at  Bankers
                          Trust  Company-Mutual  Fund Services Division.  An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Connie Bechtolt,          Assistant Vice President of the Manager (since September
Assistant Treasurer       1998); formerly Manager/Fund Accounting (September
since 2002                1994-September 1998) of the Manager. An officer of 83
Age: 40                   portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 33                 in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 83 portfolios in the  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Zack,           Executive Vice President  (since January 2004) and General
Vice President &          Counsel  (since  February  2002) of the  Manager;  General
Secretary since 2001      Counsel  and a  director  (since  November  2001)  of  the
Age: 55                   Distributor;  General  Counsel  (since  November  2001) of
                          Centennial  Asset  Management  Corporation;   Senior  Vice
                          President and General  Counsel  (since  November  2001) of
                          HarbourView  Asset Management  Corporation;  Secretary and
                          General  Counsel  (since  November  2001)  of  Oppenheimer
                          Acquisition  Corp.;  Assistant  Secretary  and a  director
                          (since  October  1997) of  OppenheimerFunds  International
                          Ltd.  and  OppenheimerFunds  plc;  Vice  President  and  a
                          director (since November 2001) of Oppenheimer  Partnership
                          Holdings,  Inc.;  a  director  (since  November  2001)  of
                          Oppenheimer  Real  Asset  Management,  Inc.;  Senior  Vice
                          President,  General Counsel and a director (since November
                          2001)   of   Shareholder    Financial   Services,    Inc.,
                          Shareholder Services, Inc., OFI Private Investments,  Inc.
                          and OFI Trust  Company;  Vice  President  (since  November
                          2001) of  OppenheimerFunds  Legacy  Program;  Senior  Vice
                          President and General  Counsel  (since  November  2001) of
                          OFI  Institutional  Asset  Management,  Inc.;  a  director
                          (since  June  2003) of  OppenheimerFunds  (Asia)  Limited.
                          Formerly Senior Vice President (May  1985-December  2003),
                          Acting General Counsel (November  2001-February  2002) and
                          Associate General Counsel (May  1981-October  2001) of the
                          Manager;  Assistant  Secretary  of  Shareholder  Services,
                          Inc.  (May  1985-November  2001),   Shareholder  Financial
                          Services,   Inc.   (November   1989-November   2001);  and
                          OppenheimerFunds      International      Ltd.     (October
                          1997-November  2001).  An officer of 83  portfolios in the
                          OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 37                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

Remuneration of Directors. The officers of the Company and
one Director of the Company (Mr. Murphy) are affiliated
with the Manager and receive no salary or fee from the
Company.  The remaining Directors of the Company received
the compensation shown below from the Portfolios with
respect to the Portfolio's fiscal year ended December 31,
2003.  Mr. Swain was affiliated with the Manager until
January 2, 2002.  The compensation from all of the Board II
Funds (including the Portfolios) represents compensation
received as a director, trustee, managing general partner
or member of a committee of the Board during the calendar
year 2003.

-----------------------------------------------------------------------------------

   Director's Name and     Aggregate Compensation from Portfolios1
        Position                                                        Total
                                                                     Compensation
                                                                         from
                                                                    Portfolio and
                                                                     Fund Complex
                                                                       Paid to
                                                                      Directors*

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                              Oppenheimer
                                              InternationGovernment
                          Total      Growth   Growth     Securities
                          Return    Portfolio  Fund/VA   Portfolio
                          Portfolio

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

William L. Armstrong       $1,259     $909       $729       $550       $118,649
Chairman of the Board of
Directors and Audit
Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Robert G. Avis             $1,076     $778       $625       $470       $101,499
Review Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

George Bowen               $1,076     $778       $625       $470       $101,499
Audit Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Edward L. Cameron          $1,225     $885       $711       $535       $115,503
Audit Committee Chairman

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

John S. Fossel             $1,225     $885       $711       $535       $115,503
Review Committee Chairman

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Sam Freedman               $1,076     $778       $625       $470       $101,499
Review Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Beverly Hamilton           $1,0622    $768       $617       $464     $150,5423,4
Review Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Robert Malone              $1,0625    $7685     $6175      $4645       $100,179
Audit Committee Member

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

F. William Marshall, Jr.   $1,076     $778       $625       $470       $149,499
Audit Committee Member

-----------------------------------------------------------------------------------

Effective December 15, 2003, James C. Swain retired as
Trustee/Director from the Board II Funds. For the fiscal
year ended December 31, 2003, Mr. Swain received $5,172
aggregate compensation from the Portfolios. For the
calendar year ended December 31, 2003, Mr. Swain received
$178,000 total compensation from all of the Oppenheimer
funds for which he served as Trustee/Director.
(1)   Aggregate Compensation from Portfolios includes fees
and deferred compensation, if any, for a Director.
(2)   Includes $1,062, $768, $617 and $464, respectively,
   deferred under Deferred Compensation Plan described
   below.
(3)   Mrs. Hamilton and Mr. Malone were elected as Trustees
   or Directors of the Board II Funds effective June 1,
   2002.  Compensation for Mrs. Hamilton and Mr. Malone was
   paid by all the Board II Funds, with the exception of
   Oppenheimer Senior Floating Rate Fund for which they
   currently do not serve as Trustees or Directors (total
   of 37 Oppenheimer funds at December 31, 2003).
(4)   Includes $50,363 compensation (of which 100% was
   deferred under a deferred compensation plan) paid to
   Mrs. Hamilton for serving as a trustee by two open-end
   investment companies (MassMutual Institutional Funds and
   MML Series Investment Fund) the investment adviser for
   which is the indirect parent company of the Fund's
   Manager. The Manager also serves as the Sub-Advisor to
   the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds.
(5)   Includes $1,062, $768, $617 and $464, respectively,
   deferred under Deferred Compensation Plan described
   below.
(6)   Includes $48,000 compensation paid to Mr. Marshall
   for serving as a trustee by two open-end investment
   companies (MassMutual Institutional Funds and MML Series
   Investment Fund) the investment adviser for which is the
   indirect parent company of the Fund's Manager. The
   Manager also serves as the Sub-Advisor to the MassMutual
   International Equity Fund, a series of MassMutual
   Institutional Funds.

*  For purposes of this section only, "Fund Complex"
   includes the Oppenheimer funds, MassMutual Institutional
   Funds and MML Series Investment Fund in accordance with
   the instructions for Form N-1A. The Manager does not
   consider MassMutual Institutional Funds and MML Series
   Investment Fund to be part of the OppenheimerFunds "Fund
   Complex" as that term may be otherwise interpreted.

      |X|  Deferred Compensation Plan for Directors. The
Board of Directors has adopted a Deferred Compensation Plan
for Independent Directors that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Portfolios.  Under the
plan, the compensation deferred by a Director is
periodically adjusted as though an equivalent amount had
been invested in shares of one or more Oppenheimer funds
selected by the Director.  The amount paid to the Director
under the plan will be determined based upon the
performance of the selected funds.

    Deferral of Director's fees under the plan will not
materially affect the Portfolios' assets, liabilities and
net income per share.  The plan will not obligate the
Portfolios to retain the services of any Director or to pay
any particular level of compensation to any Director.
Pursuant to an Order issued by the Securities and Exchange
Commission, the Portfolios may invest in the funds selected
by the Director under the plan without shareholder approval
for the limited purpose of determining the value of the
Director's deferred fee account.

      |X|  Major Shareholders.  As of April 1, 2004, all of
the outstanding shares of Government Securities Portfolio
were held by separate investment accounts of Massachusetts
Mutual Life Insurance Company, 1295 State Street,
Springfield, MA  01111, for variable annuity contracts,
variable life insurance policies and other investment
products owned by its customers.  Massachusetts Mutual Life
Insurance Company owned 96.21% and 98.68% of the
outstanding shares, respectively, of Growth Portfolio and
Total Return Portfolio.  Massachusetts Mutual Life
Insurance Company owned 99.91% of the outstanding shares of
Oppenheimer International Growth Fund/VA.  Lincoln Benefit
Life Company, 2940 South 84th Street, Lincoln, NE
68506-4142 owned 43.85% and Minnesota Life Insurance
Company, St. Paul, Minnesota owned 53.47% of the
outstanding Service shares of Oppenheimer International
Growth Fund/VA.

The Manager.  OppenheimerFunds, Inc., the Manager, is
wholly-owned by Oppenheimer Acquisition Corporation, a
holding company controlled by Massachusetts Mutual Life
Insurance
Company.

|X|   Portfolio Proxy Voting.  The Fund has adopted
Portfolio Proxy Voting Policies and Procedures under which
the Fund votes proxies relating to securities ("portfolio
proxies") held by the Fund. The Fund's primary
consideration in voting portfolio proxies is the financial
interests of the Fund and its shareholders. The Fund has
retained an unaffiliated third-party as its agent to vote
portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such
portfolio proxy voting. The Proxy Voting Guidelines include
provisions to address conflicts of interest that may arise
between the Fund and OFI where an OFI directly-controlled
affiliate manages or administers the assets of a pension
plan of a company soliciting the proxy. The Fund's
Portfolio Proxy Voting Guidelines on routine and
non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the
            issuer's management on routine matters,
            including election of directors nominated by
            management and ratification of auditors, unless
            circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
            and supports elimination of anti-takeover
            proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
            super-majority vote requirement, and opposes
            management proposals to add a super-majority
            vote requirement.
o     The Fund opposes proposals to classify the board of
            directors.
o     The Fund supports proposals to eliminate cumulative
            voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
            questions such as stock option plans and bonus
            plans to be ordinary business activity. The
            Fund analyzes stock option plans, paying
            particular attention to their dilutive effect.
            While the Fund generally supports management
            proposals, the Fund opposes plans it considers
            to be excessive.

      The Fund will be required to file new Form N-PX, with
its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year. The
first such filing is due no later than August 31, 2004, for
the twelve months ended June 30, 2004. Once filed, the
Fund's Form N-PX filing will be available (i) without
charge, upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at WWW.SEC.GOV.
                                                -----------

      |X|  Code of Ethics.  The Company, the Manager and
the Distributor have a Code of Ethics.  It is designed to
detect and prevent improper personal trading by certain
employees, including portfolio managers, that would compete
with or take advantage of a Portfolio's transactions.
Covered persons include persons with knowledge of the
investments and investment intentions of a Portfolio and
other funds advised by the Manager.  The Code of Ethics
does permit personnel subject to the Code to invest in
securities, including securities that may be purchased or
held by the Portfolio, subject to a number of restrictions
and controls.  Compliance with the Code of Ethics is
carefully monitored and enforced by the Manager.

      Each Company's Code of Ethics is an exhibit to the
Companys' registration statement filed with the SEC and can
be reviewed and copied at the SEC's Public Reference Room
in Washington, D.C. You can obtain information about the
hours of operation of the Public Reference Room by calling
the SEC at 1-202-942-8090. The Code of Ethics can also be
viewed as part of the Company's registration statement on
the SEC's EDGAR database at the SEC's Internet web site at
www.sec.gov. Copies may be obtained, after paying a
-----------
duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the
SEC's Public Reference Section, Washington, D.C.
20549-0102.

      |X|  The Investment Advisory Agreement.  The Manager
provides investment advisory and management services to
each Portfolio under an investment advisory agreement
between the Manager and the respective Portfolio.  The
investment advisory agreements require the Manager, at its
expense, to provide each Portfolio with adequate office
space, facilities and equipment. They also require the
Manager to provide and supervise the activities of all
administrative and clerical personnel required to provide
effective corporate administration for each Portfolio.
Those responsibilities include the compilation and
maintenance of records with respect to its operations, the
preparation and filing of specified reports, and the
composition of proxy materials and registration statements
for the continuous public sale of shares of the Portfolio.

      The Portfolio pays expenses not expressly assumed by
the Manager under the advisory agreement or by the
Distributor under the General Distributor's Agreement are
paid by the relevant Portfolio.  The advisory agreements
list examples of expenses to be paid by a Portfolio. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Directors, legal, and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs.  The
management fees paid by a Portfolio to the Manager are
calculated at the rates listed in the Portfolio's
Prospectus, which are applied to the assets of the
Portfolio as a whole.  Whenever more than one class of
shares is issued, the fees are allocated to each class of
shares based upon the relative proportion of a Company's
net assets represented by that class.  The management fees
paid by the portfolios to the Manager during the
Portfolio's last three fiscal years are listed below.

-------------------------------------------------------------------------------

Portfolio              Management Fees Paid to OppenheimerFunds, Inc. in the
                                        Fiscal Years Ended:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            12/31/01           12/31/02          12/31/03

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Return               $3,181,642         $2,315,755        $1,954,060
Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth Portfolio           $1,708,136         $1,274,199        $1,063,482

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Oppenheimer                                                      $721,550
International Growth       $1,179,660          $842,180
Fund/VA

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Government                  $ 98,727           $106,778          $108,936
Securities Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total (All                 $6,168,165         $4,538,912        $3,848,028
Portfolios)

-------------------------------------------------------------------------------

      The investment advisory agreements state that in the
absence of willful misfeasance, bad faith or gross
negligence in the performance of its duties, or reckless
disregard of its obligations and duties under the
investment advisory agreement, the Manager is not liable
for any loss the Portfolio sustain for any investment,
adoption of any investment policy, or the purchase, sale or
retention of any security.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Directors, including a
majority of the Independent Directors, is required to
approve the renewal of the investment advisory agreement
for each Portfolio.  The Investment Company Act requires
that the Board request and evaluate and the Manager provide
such information as may be reasonably necessary to evaluate
the terms of the investment advisory agreement.  The Board
employs an independent consultant to prepare a report that
provides such information as the Board requests for this
purpose.

      The Board also receives information about the 12b-1
distribution fees the Portfolio pays with respect to
Service shares.  These distribution fees are reviewed and
approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreements.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services
            provided to the Portfolio and its shareholders;
o     The profitability of the Portfolio to the Manager;
o     The investment performance of the Portfolio in
            comparison to regular market indices;
o     Economies of scale that may be available to the
            Portfolio from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
            services received by the Portfolio from its
            relationship with the Manager, and
o     The direct and indirect benefits the Manager received
            from its relationship with the Portfolio.
            These included services provided by the
            Distributor and the Transfer Agent, and
            brokerage and soft dollar arrangements
            permissible under Section 28(e) of the
            Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to each Portfolio.  The Board also
considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to
continue to provide quality services to the Portfolio and
its shareholders in adverse times. The Board also
considered the investment performance of other mutual funds
advised by the Manager.  The Board is aware that there are
alternatives to the use of the Manager.

      These matters were also considered by the Independent
Directors, meeting separately from the full Board with
experienced Counsel to the Portfolios and experienced
who assisted the Board in its deliberations.  The Port Independent Directors
 Counsel is independent of the Mafolio's Counsel and theand intent of the SEC
Rules regarding the independencenager within the meaning of counsel.

      After careful deliberation, the Board, including
Directors, concluded that it was in the best interest  the Independent continue the investment advisory agreement for anotherof shareholders to charged thereunder are fair and reasonable.  In arrivi year and that the fees
Board did not single out any one factor or group of fang at a decision, the important than other factors, but considered all factoctors as being more judged the terms and conditions of the investment advirs together.  The Board including the investment advisory fee, in light of allsory agreements,
circumstances.                                         of the surrounding

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreem
of the Manager under each investment advisory agreemenents.  One of the duties investment securities transactions for each Portfolio.t is to arrange the contains provisions relating to the employment of brok Each advisory agreement to effect a Portfolio's securities transactions.  The er-dealers ("brokers")
the advisory agreements to employ broker-dealers, (incManager is authorized by brokers, as that term is defined in the Investment Comluding "affiliated"
may employ broker-dealers that it thinks, in its best pany Act).  The Manager relevant factors, will implement the policy of each Pojudgment based on all reasonable expense, the "best execution" of a Portfolirtfolio to obtain, at execution" refers to prompt and reliable execution at o's transactions.  "Best obtainable.  The Manager need not seek competitive comthe most favorable price
However, it is expected to be aware of the current ratmission bidding.
and to minimize the expenses paid to the extent consises of eligible brokers and policies of a Portfolio as established by the Boartent with the interest
                                                      d of Directors.
      Under each investment advisory agreement, the Ma
(other than affiliates) that provide brokerage and/or nager may select brokers
Portfolio and/or the other accounts over which the Manresearch services for a have investment discretion.  The commissions paid to sager or its affiliates higher than another qualified broker would charge, if uch brokers may be faith determination that the commission is fair and rethe Manager makes a good the services provided.  Subject to the those consideraasonable in relation to the selection of brokers for a Portfolio's portfolio ttions, as a factor in may also consider sales of shares of a Portfolio and oransactions, the Manager companies for which the Manager or an affiliate servesther investment as investment advisor.
Brokerage Practices Followed by the Manager.  The Mana
for the Portfolio subject to the provisions of the invger allocates brokerage agreement and the procedures and rules described aboveestment advisory
Manager's portfolio traders allocate brokerage based u.  Generally the the portfolio managers.  In certain instances, portfolpon recommendations from place trades and allocate brokerage.  In either case, io managers may directly
officers supervise the allocation of brokerage.       the Manager's executive

      Transactions in securities other than those for
primary market are generally done with principals or mwhich an exchange is the transactions on foreign exchanges, a Portfolio may be arket makers.  In brokerage commissions and would not have the benefit orequired to pay fixed available in U.S. markets.  Brokerage commissions are f negotiated commissions effecting transactions in listed securities or for cerpaid primarily for transactions in the secondary market.  Otherwise broketain fixed income agency paid only if it appears likely that a better price or rage commissions are obtained by doing so.  In an option transaction, ordinexecution can be the same broker for the purchase or sale of the optionarily a Portfolio uses
the securities to which the option relates.            and any transaction in

      Other funds advised by the Manager have investme
those of the Portfolios.  Those other funds may purchant policies similar to securities as the Portfolios at the same time as the Pse or sell the same affect the supply and price of the securities.  If twoortfolios, which could by the Manager purchase the same security on the same  or more funds advised dealer, the transactions under those combined orders aday from the same and allocated in accordance with the purchase or sale re averaged as to price
for each account.                                     orders actually placed

      In an option transaction, the Fund ordinarily us
the purchase or sale of the option and any transactiones the same broker for which the option relates. When possible, the Manager t in the securities to concurrent orders to purchase or sell the same securitries to combine the accounts managed by the Manager or its affiliates.y by more than one of those combined orders are averaged as to price and all The transactions under with the purchase or sale orders actually placed for eocated in accordance ach account.
      The investment advisory agreements permit the Ma
brokerage for research services.  The research servicenager to allocate particular broker may be useful only to one or more ofs provided by a of the Manager and its affiliates.  Investment researc the advisory accounts commissions of those other accounts may be useful bothh received for the one or more of the Manager's other accounts.  Investme to the Portfolios and supplied to the Manager by a third party at the instannt research may be
which trades are placed.                              ce of a broker through

      Investment research services include information
particular companies and industries as well as market  and analyses on portfolio strategy, market quotations for portfolio evor economic trends and systems, computer hardware and similar products and sealuations, information service also assists the Manager in a non-research caprvices. If a research bookkeeping or other administrative functions), then oacity (such as component that provides assistance to the Manager in tnly the percentage or decision-making process may be paid in commission dollhe investment ars.
      The Board of Directors permits the Manager to us
secondary fixed-income trades to obtain research if the stated commissions on the Manager that: (i) the trade is not from or for thee broker represents to
(ii) the trade was executed by the broker on an agency broker's own inventory, commission, and (iii) the trade is not a riskless prin basis at the stated
Board of Directors permits the Manager to use commissicipal transaction.  The offerings to obtain research, in the same manner as isons on fixed price
transactions.                                          permitted for agency

      The research services provided by brokers broade
supplements the research activities of the Manager.  Tns the scope and additional views and comparisons, and helps the Managehat research provides information for the valuation of securities held in a r obtain market portfolio or are being considered for purchase.  The MPortfolio's investment information to the Board about the commissions paid toanager provides these services, together with the Manager's representa brokers for furnishing those commissions was reasonably related to the value tion that the amount of
services.                                             or benefit of such

      No principal transactions and, except under unus
agency transactions for Government Securities Portfoliual circumstances, no affiliated securities dealer.  In the unusual circumsto will be handled by any pays brokerage commissions, the above-described brokerance when that Portfolio
policies are followed.                                age practices and

  Total Brokerage Commissions Paid by the Portfolios1
                                    Ended:            During the Fiscal Years

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Portfolio                       12/31/01          12/31/02        12/31/032

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Growth Portfolio                $458,880          $444,867         $277,381

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Return Portfolio          $698,919          $695,358         $780,963

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer International
Growth Fund/VA                  $190,252          $132,071         $208,237

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Government Securities             $480             $1,013           $1,718
Portfolio

--------------------------------------------------------------------------------

1.    Amounts  do not  include  spreads  or  concessions  on
   principal transactions on a net trade basis.
2.    In the  fiscal  year  ended  12/31/03,  the  amount of
   transactions  directed to brokers for  research  services
   and the amount of the commissions paid to  broker-dealers
   for those serves were as follows:

--------------------------------------------------------------------------------

Portfolio                      Amount of Transactions    Amount of Commissions

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Growth Portfolio                    $36,852,260                 $47,337

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Return Portfolio              $42,996,763                 $61,829

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer International            $4,794,103                 $9,704
Growth Fund/VA

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Government Securities                    $0                       $0
Portfolio

--------------------------------------------------------------------------------

Distribution and Service Plans (Service Shares Only)

    Under its General Distributor's Agreements with the
Portfolios, OppenheimerFunds Distributor, Inc. will only
act as the principal underwriter of the Portfolios' Service
shares.

      Each Portfolio has adopted a Distribution and Service
Plan (the "Plan") for its Service shares under Rule 12b-1
of the Investment Company Act, pursuant to which each
Portfolio will make payments to the Distributor in
connection with the distribution and/or servicing of
Service shares. The Distributor will pay insurance company
separate account sponsors and other entities that offer
and/or provide services to Service shares, as described in
the Prospectus.  Each Plan has been approved by a vote of
(i) the Board of Directors of the Company, including a
majority of the Independent Directors, cast in person at a
meeting called for the purpose of voting on that Plan, and
(ii) the Manager as the then-sole initial holder of such
shares.

      Under the Plans, no payment will be made to any
insurance company separate account sponsor or affiliate
thereof under a Portfolio's Plan (each is referred to as a
"Recipient") in any quarter if the aggregate net assets of
a Portfolio's Service shares held by the Recipient for
itself and its customers did not exceed a minimum amount,
if any, that may be determined from time to time by a
majority of the Company's Independent Directors.  The Board
of Directors has set the fee at 0.25% of average annual net
assets and set no minimum amount.

      Under the Plans, the Manager and the Distributor may
make payments to affiliates and, in their sole discretion,
from time to time, may use their own resources at no direct
cost to the Portfolio to make payments to brokers, dealers
or other financial institutions for distribution and
administrative services they perform.

      Unless terminated as described below, each Plan
continues in effect from year to year but only as long as
such continuance is specifically approved at least annually
by the Company's Board of Directors and its Independent
Directors by a vote cast in person at a meeting called for
the purpose of voting on such continuance.  Any Plan may be
terminated at any time by the vote of a majority of the
Independent Directors or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of
the outstanding Service shares.  For purposes of voting
with respect to the Plans, Account owners are considered to
be shareholders of a Portfolio's shares.  No Plan may be
amended to increase materially the amount of payments to be
made unless such amendment is approved by Account owners of
the class affected by the amendment.  All material
amendments must be approved by the Board and a majority of
the Independent Directors.

      While the plans are in effect and Service shares are
outstanding, the Treasurer of the Company must provide
separate written reports to the Company's Board of
Directors at least quarterly describing the amount of
payments made pursuant to each Plan.  These reports are
subject to the review and approval of the Independent
Directors.

      During calendar year 2003, the Oppenheimer
International Growth Fund/VA paid to the Distributor a
total of $5,466 under its 12b-1 Plan for Service shares.
The Distributor retained no portion of that amount.
Service shares were not issued during calendar year 2003
for Growth Portfolio, Total Return Portfolio and Government
Securities Portfolio.

Performance of the Portfolios

Explanation of Performance Terminology.  The Portfolios use
a variety of terms to illustrate their investment
performance.  Those terms include "standardized yield" and
"dividend yield" for the Government Securities Portfolio
and "average annual total return" and "cumulative total
return" for all Portfolios. An explanation of how yields
and total returns are calculated is set forth below.  The
charts below show the performance of the Portfolios as of
the most recent fiscal year end.  You can obtain current
performance information by calling the Transfer Agent at
1.800.981.2871.

      The illustrations of performance data in
advertisements must comply with rules of the SEC.  Those
rules describe the types of performance data that may be
used and how it is to be calculated.  In general, any
advertisement by a Portfolio of its performance data must
include the average annual total returns for the Portfolio.
 Certain types of yields may also be shown, provided that
they are accompanied by standardized average annual total
returns.

      Performance information for Service shares is not
shown for the following Portfolios since they were not
offered prior to December 31, 2003: Total Return Portfolio,
Growth Portfolio and Government Securities Portfolio.
Because Service shares are subject to an additional fee,
the performance is expected to be lower for any given
period.

      The Portfolios are not sold directly to members of
the public but are available only as the underlying
investments for variable annuities, variable life insurance
policies and other investment products through separate
investment accounts of different insurance companies that
may impose charges and fees.  A Portfolio's investment
results, when shown alone, do not deduct those charges and
fees.  If those fees and charges were included, the
Portfolio's performance results would be less.

      Use of standardized performance calculations enables
an investor to compare a Portfolio's performance to the
performance of other funds for the same periods.  However,
a number of factors should be considered before using a
Portfolio's performance information as a basis for
comparison with other investments:

      |_| Yields and total returns measure the performance
of a hypothetical account in the Portfolio over various
periods and do not show the performance of each investor's
account under their respective annuity contract, variable
life insurance policy or other product. Your account's
performance will vary from the model performance data also
if you bought or sold shares during the period, or you
bought your shares at a different time and price than the
shares used in the model.

      |_| An investment in a Portfolio is not insured by
the FDIC or any other government agency.

      |_| The principal value of a Portfolio's shares, and
its yields and/or total returns are not guaranteed and
normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may
be worth more or less than their original cost.

      |_| Yields and total returns for any given past
period represent historical performance information and are
not, and should not be considered, a prediction of future
yields or returns.

      |X| Yields. The Government Securities Portfolio uses
a variety of different yields to illustrate its current
returns.

         |_|  Standardized Yield.  The "standardized yield"
(sometimes referred to just as "yield") is shown for a
stated 30-day period.  It is not based on actual
distributions paid by the Portfolio in the 30-day period,
but is a hypothetical yield based upon the net investment
income from the Portfolio's investments for that period.
It may therefore differ from the "dividend yield" for the
same class of shares, described below.

      Standardized yield is calculated using the following
formula set forth in rules adopted by the SEC, designed to
assure uniformity in the way that all funds calculate their
yields:

------------------------------------------------------------
                                               a - b     6
                      Standardized Yield =2 [(----- + 1)  -2]
                                                cd
------------------------------------------------------------

      The symbols above represent the following factors:

      a =  dividends  and interest  earned during the 30-day
           period.

      b =  expenses  accrued  for  the  period  (net  of any
           expense assumptions).

      c =  the average  daily  number of shares  outstanding
           during the 30-day  period  that were  entitled to
           receive dividends.

      d =  the maximum  offering price per share on the last
           day of the  period,  adjusted  for  undistributed
           net investment income.

      The standardized yield for a particular 30-day period
may differ from the yield for other periods.  The SEC
formula assumes that the standardized yield for a 30-day
period occurs at a constant rate for a six-month period and
is annualized at the end of the six-month period.

         |_|  Dividend Yield.  The Government Securities
Portfolio may quote a "dividend yield" for its shares.
Dividend yield is based on the dividends paid during the
actual dividend period. To calculate dividend yield, the
dividends declared during a stated period are added
together, and the sum is multiplied by 12 (to annualize the
yield) and divided by the maximum offering price on the
last day of the dividend period.  The formula is shown
below:

Dividend Yield = dividends paid x 12/maximum offering price
                       (payment date)

  -----------------------------------------------------------------------------

                  Yields for the 30-Day Period Ended 12/31/03

  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

          Portfolio            Standardized Yield          Dividend Yield

  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------

  Government Securities               2.38%                    4.38%
  Portfolio

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      |X|  Total Return Information.  There are different
types of "total returns" to measure a Portfolio's
performance.  Total return is the change in value of a
hypothetical investment in the Portfolio over a given
period, assuming that all dividends and capital gains
distributions are reinvested in additional shares and that
the investment is redeemed at the end of the period.  The
cumulative total return measures the change in value over
the entire period (for example, ten years). An average
annual total return shows the average rate of return for
each year in a period that would produce the cumulative
total return over the entire period.  However, average
annual total returns do not show actual year-by-year
performance.  A Portfolio uses standardized calculations
for its total returns as prescribed by the SEC.  The
methodology is discussed below.

      |_|  Average Annual Total Return.  The "average
annual total return" is an average annual compounded rate
of return for each year in a specified number of years.  It
is the rate of return based on the change in value of a
hypothetical initial investment of $1,000 ("P" in the
formula below) held for a number of years ("n" in the
formula) to achieve an Ending Redeemable Value ("ERV" in
the formula) of that investment, according to the following
formula:

------------------------------------------------------------

          l/n
   (ERV)   - 1  = Average Annual Total Return
   ( P )
------------------------------------------------------------

      |_|  Cumulative Total Return.  The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years.  Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis.  Cumulative total return
is determined as follows:
------------------------------------------------------------

                      ERV
                      --- = Total Return
                       p
------------------------------------------------------------

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                 Total Returns for the Periods Ended 12/31/03

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Portfolio                 Cumulative         Average Annual Total Returns
                          Total Returns
                          (10 years or
                          life-of-class)

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                                           1-Year       5-Year       10-Year
                                                          (or          (or
                                                     life-of-class)life-of-class)

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Growth Portfolio1            72.75%        26.81%       -5.04%        5.62%

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Total Return Portfolio2      64.13%        21.10%       -1.54%        5.08%

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Government Securities        81.33%        2.58%         5.97%        6.13%
Portfolio3

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Oppenheimer                  80.98%        50.13%        2.04%        6.11%
International Growth
Fund/VA4

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Oppenheimer                  -2.75%        45.53%       -1.00%         N/A
International Growth
Fund/VA Service Shares5

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1.    Inception: 1/21/82.
2.    Inception: 9/30/82.
3.    Inception: 5/13/92.
4.    Inception: 5/13/92.
5.    Inception: 3/19/01.

Other Performance Comparisons.  Each Portfolio compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders.  You can obtain that information by
contacting the Transfer Agent at the addresses or telephone
numbers shown on the cover of this Statement of Additional
Information.  A Portfolio may also compare its performance
to that of other investments, including other mutual funds,
or use rankings of its performance by independent ranking
entities.  Examples of these performance comparisons are
set forth below.

      |X|  Lipper Rankings.  From time to time a Portfolio
may publish the ranking of the performance of its shares by
Lipper, Inc. ("Lipper").  Lipper is a widely-recognized
independent mutual fund monitoring service.  Lipper
monitors the performance of regulated investment companies,
including the Portfolios, and ranks their performance for
various periods in categories based on investment styles.
The Lipper performance rankings are based on total returns
that include the reinvestment of capital gain distributions
and income dividends but do not take sales charges or taxes
into consideration.  Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a
category that it monitors and averages of the performance
of the funds in particular categories.

      |X|  Morningstar Ratings.  From time to time a
Portfolio may publish the star rating of the performance of
its shares by Morningstar, Inc., an independent mutual fund
monitoring service.  Morningstar rates mutual funds in
their specialized market sector.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category
receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars, the next 22.5% receive 2 stars, and
the bottom 10% receive 1 star.  (Each share class is
counted as a fraction of one fund within this scale and
rated separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      A Portfolio may also compare its total return ranking
to that of other funds in its Morningstar category, in
addition to its star ratings.  Those total return rankings
are percentages from one percent to one hundred percent and
are not risk-adjusted.  For example, if a fund is in the
94th percentile, that means that 94% of the funds in the
same category performed better than it did.

      |X|  Performance Rankings and Comparisons by Other
Entities and Publications.  From time to time a Portfolio
may include in its advertisements and sales literature
performance information about the Portfolio cited in
newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar
publications. That information may include performance
quotations from other sources, including Lipper and
Morningstar.  The performance of the Portfolio's shares may
be compared in publications to the performance of various
market indices or other investments, and averages,
performance rankings or other benchmarks prepared by
recognized mutual fund statistical services.

      Investors may also wish to compare the returns on a
Portfolio's shares to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills.  However, a Portfolio's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return.  Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S.
government.
      From time to time, a portfolio may publish rankings
or ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

      Insurance companies that hold shares of the
Portfolios in their separate accounts for the benefit of
their customers' variable annuities, variable life
insurance policies and other investment products are the
record holders and the owners of shares of beneficial
interest in the Portfolios.  The right of those customers
of the insurance companies to give directions to the
insurance company for the purchase or redemption of shares
is determined under the contract between the customer and
the insurance company.  Those customers are not
"shareholders" of the Portfolios.  The rights of those
insurance companies as record holders and owners of shares
of a Portfolio are different from the rights of their
customers.  The term "shareholder" in this Statement of
Additional Information refers only to the insurance
companies whose separate accounts hold shares of the
Portfolios, and not to contract holders.

      The sale of shares of the Portfolios is currently
limited to Accounts as explained on the cover page of this
Statement of Additional Information and the Prospectus.
Such shares are sold at their respective offering prices
(net asset values without sales charges) and redeemed at
their respective net asset values as described in the
Prospectus. The Company reserves the right to limit the
types of separate accounts that may invest in any Portfolio.

Determination of Net Asset Values Per Share.  The net asset
value per share of each Portfolio is determined as of the
close of business of The New York Stock Exchange (the
"Exchange") on each day the Exchange is open.  The
calculation is done by dividing the value of a Portfolio's
net assets by the number of shares outstanding.  The
Exchange normally closes at 4:00 P.M., Eastern time, but
may close earlier on some other days (for example, in case
of weather emergencies or on days falling before or after a
U.S. holiday).  All references to time in this Statement of
Additional Information mean "Eastern time". The Exchange's
most recent annual announcement (which is subject to
change) states that it will close New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M., on a regular business day.  Because the Portfolio's
net asset values will not be calculated on those days, the
Portfolio's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares.  Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in a
Portfolio's calculation of its net asset values that day
unless the Manager determines that the event is likely to
effect a material change in the value of the security.  The
Manager, or an internal valuation committee established by
the Manager, as applicable, may establish a valuation,
under procedures established by the Board and subject to
the approval, ratification and confirmation by the Board at
its next ensuing meeting.

      |X| Securities Valuation.  The Board of Directors has
established procedures for the valuation of each
Portfolio's securities.  In general those procedures are as
follows:

         |_| Equity securities traded on a U.S. securities
exchange or on Nasdaq are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
         |_|  Equity securities traded on a foreign
securities exchange generally are valued in one of the
following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of Directors,
               or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
         |_| Long-term debt securities having a remaining
maturity in excess of 60 days are valued based on the mean
between the "bid" and "asked" prices determined by a
portfolio pricing service approved by the Board of
Directors or obtained by the Manager from two active market
makers in the security on the basis of reasonable inquiry.
         |_|  The following securities are valued at the
mean between the "bid" and "asked" prices determined by a
pricing service approved by the Board of Directors or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
         |_|  The following securities are valued at cost,
adjusted for amortization of premiums and accretion of
discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
         |_| Securities (including restricted securities)
not having readily-available market quotations are valued
at fair value determined under the Board's procedures.  If
the Manager is unable to locate two market makers willing
to give quotes, a security may be priced at the mean
between the "bid" and "asked" prices provided by a single
active market maker (which in certain cases may be the
"bid" price if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Directors.  The pricing service
may use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield, maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services.  That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Directors or by the
Manager.  If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date.  If the put, call or future is not traded
on an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers.  In certain cases that may
be at the "bid" price if no "asked" price is available.

      When a Portfolio writes an option, an amount equal to
the premium received is included in the Portfolio's
Statement of Assets and Liabilities as an asset.  An
equivalent credit is included in the liability section.
The credit is adjusted ("marked-to-market") to reflect the
current market value of the option.  In determining the
Portfolio's gain on investments, if a call or put written
by the Portfolio is exercised, the proceeds are increased
by the premium received.  If a call or put written by the
Portfolio expires, the Portfolio has a gain in the amount
of the premium.  If the Portfolio enters into a closing
purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Portfolio
exercises a put it holds, the amount the Portfolio receives
on its sale of the underlying investment is reduced by the
amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Portfolios have no fixed
dividend and there can be no assurance as to the payment of
any dividends or the realization of any capital gains.  The
dividends and distributions paid by a Portfolio will vary
from time to time depending on market conditions, the
composition of the Portfolio's investment portfolio, and
expenses borne by the Portfolio or borne separately by a
class (if more than one class of shares are outstanding).
Dividends are calculated in the same manner, at the same
time, and on the same day for each class of shares.
Dividends on Service shares are expected to be lower.  That
is because of the effect of the additional fee on Service
shares.  Those dividends will also differ in amount as a
consequence of any difference in the net asset values of
the different classes of shares.

Tax Status of the Portfolio's Dividends, Distributions and
Redemptions of Shares. The federal tax treatment of the
Portfolio's dividends and capital gains distributions is
briefly highlighted in the Prospectus. The following is
only a summary of certain additional tax considerations
generally affecting the Portfolios and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the
Portfolios are urged to consult their tax advisers with
specific reference to their own tax circumstances as well
as the consequences of federal, state and local tax rules
affecting an investment in the Portfolio.

Qualification as a Regulated Investment Company. The
Portfolios has elected to be taxed as a regulated
investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment
company, the Portfolios are not subject to federal income
tax on the portion of its net investment income (that is,
taxable interest, dividends, and other taxable ordinary
income, net of expenses) and capital gain net income (that
is, the excess of net long-term capital gains over net
short-term capital losses) that it distributes to
shareholders. That qualification enables a Portfolio to
"pass through" its income and realized capital gains to
shareholders without having to pay tax on them. This avoids
a "double tax" on that income and capital gains, since
shareholders normally will be taxed on the dividends and
capital gains they receive from a Portfolio (unless their
Portfolio shares are held in a retirement account or the
shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, a Portfolio would be treated
for tax purposes as an ordinary corporation and would
receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a
Portfolio must distribute at least 90% of its investment
company taxable income (in brief, net investment income and
the excess of net short-term capital gain over net
long-term capital loss) for the taxable year.  A Portfolio
must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.
Distributions by a Portfolio made during the taxable year
or, under specified circumstances, within 12 months after
the close of the taxable year, will be considered
distributions of income and gains for the taxable year and
will therefore count toward satisfaction of the
above-mentioned requirement.

      To qualify as a regulated investment company, a
Portfolio must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, a Portfolio must satisfy an asset diversification
test in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of a
Portfolio's taxable year, at least 50% of the value of the
Portfolio's assets must consist of cash and cash items
(including receivables), U.S. government securities,
securities of other regulated investment companies, and
securities of other issuers. As to each of those issuers, a
Portfolio must not have invested more than 5% of the value
of a Portfolio's total assets in securities of each such
issuer and a Portfolio must not hold more than 10% of the
outstanding voting securities of each such issuer. No more
than 25% of the value of its total assets may be invested
in the securities of any one issuer (other than U.S.
government securities and securities of other regulated
investment companies), or in two or more issuers which a
Portfolio controls and which are engaged in the same or
similar trades or businesses. For purposes of this test,
obligations issued or guaranteed by certain agencies or
instrumentalities of the U.S. government are treated as
U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the
Internal Revenue Code, by December 31 each year, a
Portfolio must distribute 98% of its taxable investment
income earned from January 1 through December 31 of that
year and 98% of its capital gains realized in the period
from November 1 of the prior year through October 31 of the
current year. If it does not, a Portfolio must pay an
excise tax on the amounts not distributed. It is presently
anticipated that a Portfolio will meet those requirements.
To meet this requirement, in certain circumstances a
Portfolio might be required to liquidate portfolio
investments to make sufficient distributions to avoid
excise tax liability. However, the Board of Trustees and
the Manager might determine in a particular year that it
would be in the best interests of shareholders for a
Portfolio not to make such distributions at the required
levels and to pay the excise tax on the undistributed
amounts. That would reduce the amount of income or capital
gains available for distribution to shareholders.

Taxation of Fund Distributions.  A Portfolio anticipates
distributing substantially all of its investment company
taxable income for each taxable year. Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of a Portfolio's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction. The amount of dividends paid by a Portfolio
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that a Portfolio
derives from portfolio investments that a Portfolio has
held for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Portfolio shares held for 45 days or
less. To the extent the Portfolio's dividends are derived
from gross income from option premiums, interest income or
short-term gains from the sale of securities or dividends
from foreign corporations, those dividends will not qualify
for the deduction.

      A Portfolio may either retain or distribute to
shareholders its net capital gain for each taxable year.  A
Portfolio currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by a Portfolio before
the shareholder acquired his or her shares.

      If a Portfolio elects to retain its net capital gain,
a Portfolio will be subject to tax on it at the 35%
corporate tax rate. If a Portfolio elects to retain its net
capital gain, a Portfolio will provide to shareholders of
record on the last day of its taxable year information
regarding their pro rata share of the gain and tax paid. As
a result, each shareholder will be required to report his
or her pro rata share of such gain on their tax return as
long-term capital gain, will receive a refundable tax
credit for his/her pro rata share of tax paid by a
Portfolio on the gain, and will increase the tax basis for
his/her shares by an amount equal to the deemed
distribution less the tax credit.

      Investment income that may be received by a Portfolio
from sources within foreign countries may be subject to
foreign taxes withheld at the source. The United States has
entered into tax treaties with many foreign countries which
entitle the Fund to a reduced rate of, or exemption from,
taxes on such income.

      Distributions by a Portfolio that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by a Portfolio must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of a Portfolio's investment policies, they
will be identified as such in notices sent to shareholders.

      Distributions by a Portfolio will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of a Portfolio (or of another fund). Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      A Portfolio will be required in certain cases to
withhold 28% of ordinary income dividends, capital gains
distributions and the proceeds of the redemption of shares,
paid to any shareholder (1) who has failed to provide a
correct taxpayer identification number or to properly
-------
certify that number when required, (2) who is subject to
backup withholding for failure to report the receipt of
interest or dividend income properly, or (3) who has failed
to certify to a Portfolio that the shareholder is not
subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by
a Portfolio is remitted by a Portfolio to the U.S. Treasury
and is identified in reports mailed to shareholders in
January of each year.

Tax Effects of Redemptions of Shares. If a shareholder
redeems all or a portion of his/her shares, the shareholder
will recognize a gain or loss on the redeemed shares in an
amount equal to the difference between the proceeds of the
redeemed shares and the shareholder's adjusted tax basis in
the shares. All or a portion of any loss recognized in that
manner may be disallowed if the shareholder purchases other
shares of a Portfolio within 30 days before or after the
redemption.

      In general, any gain or loss arising from the
redemption of shares of a Portfolio will be considered
capital gain or loss, if the shares were held as a capital
asset. It will be long-term capital gain or loss if the
shares were held for more than one year. However, any
capital loss arising from the redemption of shares held for
six months or less will be treated as a long-term capital
loss to the extent of the amount of capital gain dividends
received on those shares. Special holding period rules
under the Internal Revenue Code apply in this case to
determine the holding period of shares and there are limits
on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not
limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by a
Portfolio (and are deemed not "effectively connected
income") to foreign persons will be subject to a U.S. tax
withheld by a Portfolio at a rate of 30%, provided a
Portfolio obtains a properly completed and signed
Certificate of Foreign Status. The tax rate may be reduced
if the foreign person's country of residence has a tax
treaty with the U.S. allowing for a reduced tax rate on
ordinary income dividends paid by the Fund. All income and
any tax withheld by a Portfolio is remitted by a Portfolio
to the U.S. Treasury and is identified in reports mailed to
shareholders in March of each year.

      If the ordinary income dividends from a Portfolio are
                                                        ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided a Portfolio
obtains a properly completed and signed Certificate of
Foreign Status. If the foreign person fails to provide a
certification of his/her foreign status, a Portfolio will
be required to withhold U.S. tax at a rate of 28% on
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
foreign person. All income and any tax withheld (in this
situation) by a Portfolio is remitted by a Portfolio to the
U.S. Treasury and is identified in reports mailed to
shareholders in January of each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein. Foreign shareholders
are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax
consequences to them of an investment in a Portfolio,
including the applicability of the U.S. withholding taxes
described above.

Dividend Reinvestment in Another Fund. Shareholders of a
Portfolio may elect to reinvest all dividends and/or
capital gains distributions in shares of the same class of
any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net
asset value per share in effect at the close of business on
the payable date of the dividend or distribution. To elect
this option, the shareholder must notify the Transfer Agent
in writing and must have an existing account in the fund
selected for reinvestment. Otherwise the shareholder first
must obtain a prospectus for that fund and an application
from the Distributor to establish an account. Dividends
and/or distributions from shares of certain other
Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Portfolios

The Transfer Agent.  OppenheimerFunds Services, the
Company's Transfer Agent, is a division of the Manager.  It
is responsible for maintaining the Company's shareholder
registry and shareholder accounting records, and for paying
dividends and distributions to shareholders.  It also
handles shareholder servicing and administrative
functions.  It serves as the Transfer Agent for an annual
per account fee.  It also acts as shareholder servicing
agent for the other Oppenheimer funds.  Shareholders should
direct inquiries about their accounts to the Transfer Agent
at the address and toll-free numbers shown on the back
cover.

------------------------------------------------------------
Investors  under variable  annuity  contacts,  variable life insurance policies and other investment  products offered by the insurance  companies that offer shares of the Portfolios as investments  for those products  should direct  questions about  their  accounts  to the  servicing  agent  for  their insurance company,  because  OppenheimerFunds  Services does not  maintain the records for those  annuities,  policies or other products.

------------------------------------------------------------

The Custodian Bank.  JPMorgan Chase Bank is the custodian
for the Portfolios' assets.  The custodian's
responsibilities include safeguarding and controlling the
Portfolios' securities, collecting income on the portfolio
securities and handling the delivery of such securities to
and from the Portfolios. It is the practice of the
Portfolios to deal with the custodian in a manner
uninfluenced by any banking relationship the custodian may
have with the Manager and its affiliates.  The Portfolios'
cash balances with the custodian in excess of $100,000 are
not protected by federal deposit insurance.  Those
uninsured balances at times may be substantial.

Independent Auditors.  The independent auditors of the
Portfolios are Deloitte & Touche LLP. They audit the
Portfolios' financial statements and perform other related
audit services.  They also act as auditors for the Manager
and for certain other funds advised by the Manager and its
affiliates.  Audit and non-audit services provided to the
Portfolios must be pre-approved by the Audit Committee.
Non-audit services provided by Deloitte & Touche LLP to the
Manager and certain related companies must also be
pre-approved by the Audit Committee.

-------------------------------------------------------------------------------
     INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES
     PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio, a series of Panorama Series Fund,
     Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December
     31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
     States of America.

     DELOITTE & TOUCHE LLP

     /s/ Deloitte & Touche LLP

     Denver, Colorado
     February 12, 2004

--------------------------------------------------------------------------------
     STATEMENT OF INVESTMENTS   DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     ASSET-BACKED SECURITIES--17.2%
     -------------------------------------------------------------------------
     BMW Vehicle Owner Trust,
     Automobile Loan Certificates,
     Series 2003-A, Cl. A2, 1.45%, 11/25/05 1      $ 168,388     $  168,662
     -------------------------------------------------------------------------
     Capital Auto Receivables Asset Trust,
     Automobile Mtg.-Backed Nts.,
     Series 2003-2, Cl. A2A, 1.20%, 5/16/05          140,000        140,074
     -------------------------------------------------------------------------
     Caterpillar Financial Asset Trust,
     Equipment Loan Pass-Through
     Certificates, Series 2003-A, Cl. A2,
     1.25%, 10/25/05                                  90,000         90,037
     -------------------------------------------------------------------------
     Centex Home Equity Co. LLC, Home
     Equity Loan Asset-Backed Certificates:
     Series 2003-A, Cl. AF1, 1.836%, 10/25/17         28,188         28,213
     Series 2003-B, Cl. AF1, 1.64%, 2/25/18 1         38,938         38,927
     Series 2003-C, Cl. AF1, 2.14%, 7/25/18          120,059        120,338
     -------------------------------------------------------------------------
     Chase Funding Mortgage Loan Asset-
     Backed Certificates, Home Equity Mtg.
     Obligations:
     Series 2003-3, Cl. 1A1, 1.199%, 8/25/17 2        65,640         65,649
     Series 2003-4, Cl. 1A1, 1.24%, 9/25/17 2        139,358        139,392
     -------------------------------------------------------------------------
     Chase Manhattan Auto Owner Trust,
     Automobile Loan Pass-Through
     Certificates:
     Series 2003-A, Cl. A2, 1.26%, 1/16/06 1          50,000         50,033
     Series 2003-B, Cl. A2, 1.287%, 3/15/06           70,000         70,024
     -------------------------------------------------------------------------
     CitiFinancial Mortgage Securities, Inc.,
     Home Equity Collateralized Mtg.
     Obligations:
     Series 2003-1, Cl. AF1, 1.94%, 1/25/33           50,142         50,185
     Series 2003-2, Cl. AF1, 1.219%, 5/25/33 1,2      64,092         64,089
     Series 2003-3, Cl. AF1, 1.261%, 8/25/33 1,2      93,650         93,652
     -------------------------------------------------------------------------
     DaimlerChrysler Auto Trust,
     Automobile Loan Pass-Through
     Certificates:
     Series 2002-B, Cl. A2, 2.20%, 4/6/05             11,072         11,091
     Series 2003-A, Cl. A2, 1.52%, 12/8/05           190,000        190,344
     -------------------------------------------------------------------------
     Ford Credit Auto Owner Trust,
     Automobile Loan Pass-Through
     Certificates, Series 2003-A, Cl. A2A,
     1.62%, 8/15/05                                   83,563         83,742
     -------------------------------------------------------------------------
     Harley-Davidson Motorcycle Trust,
     Motorcycle Receivable Nts.:
     Series 2002-2, Cl. A1, 1.91%, 4/16/07            71,440         71,685
     Series 2003-3, Cl. A1, 1.50%, 1/15/08           163,867        164,148
     -------------------------------------------------------------------------
     Honda Auto Receivables Owner Trust,
     Automobile Receivables Obligations:
     Series 2003-1, Cl. A2, 1.46%, 9/19/05           110,219        110,388
     Series 2003-3, Cl. A2, 1.52%, 4/21/06           210,000        210,345
     -------------------------------------------------------------------------
     Household Automotive Trust,
     Automobile Loan Certificates,
     Series 2003-2, Cl. A2, 1.56%, 12/18/06           90,000         90,121

                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     ASSET-BACKED SECURITIES Continued
     -------------------------------------------------------------------------
     Nissan Auto Receivables Owner Trust,
     Automobile Receivable Nts.:
     Series 2003-A, Cl. A2, 1.45%, 5/16/05         $ 160,148     $  160,357
     Series 2003-B, Cl. A2, 1.20%, 11/15/05          210,000        210,082
     -------------------------------------------------------------------------
     Residential Funding Mortgage
     Securities II, Inc., Home Equity Loan
     Pass-Through Certificates,
     Series 2003-HS1, Cl. AI2, 1.241%, 1/25/33 2      57,289         57,321
     -------------------------------------------------------------------------
     Toyota Auto Receivables Owner Trust,
     Automobile Mtg.-Backed Obligations:
     Series 2002-B, Cl. A3, 3.76%, 6/15/06            50,392         51,066
     Series 2003-A, Cl. A2, 1.28%, 8/15/05           200,086        200,269
     Series 2003-B, Cl. A2, 1.43%, 2/15/06           140,000        140,072
     -------------------------------------------------------------------------
     USAA Auto Owner Trust, Automobile
     Loan Asset-Backed Nts.:
     Series 2002-1, Cl. A3, 2.41%, 10/16/06           75,047         75,587
     Series 2003-1, Cl. A2, 1.22%, 4/17/06           120,000        120,046
     -------------------------------------------------------------------------
     Volkswagen Auto Loan Enhanced Trust,
     Automobile Loan Receivables,
     Series 2003-1, Cl. A2, 1.11%, 12/20/05          290,000        289,892
                                                                 -------------
     Total Asset-Backed Securities (Cost $3,352,828)              3,355,831

     -------------------------------------------------------------------------
     MORTGAGE-BACKED OBLIGATIONS--68.5%
     -------------------------------------------------------------------------
     GOVERNMENT AGENCY--67.1%
     -------------------------------------------------------------------------
     FHLMC/FNMA/SPONSORED--64.5%
     Federal Home Loan Mortgage Corp.:
     5%, 1/1/34 3                                     77,000         76,013
     6.50%, 12/1/28                                  272,515        285,849
     7%, 9/1/33-11/1/33                              274,366        291,003
     10.50%, 10/1/20                                  17,098         19,238
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.,
     Gtd. Real Estate Mtg. Investment
     Conduit Multiclass Pass-Through
     Certificates:
     Series 2500, Cl. FD, 1.62%, 3/15/32 2            48,193         47,879
     Series 2526, Cl. FE, 1.52%, 6/15/29 2            52,848         52,698
     Series 2551, Cl. FD, 1.52%, 1/15/33 2            47,367         47,560
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.,
     Structured Pass-Through Securities,
     Collateralized Mtg. Obligations:
     Series H006, Cl. A1, 1.724%, 4/15/08             32,092         32,068
     Series T-42, Cl. A2, 5.50%, 2/25/42              22,381         22,719
     -------------------------------------------------------------------------
     Federal National Mortgage Assn.:
     5%, 1/1/34 3                                    590,000        583,916
     5.50%, 1/14/34 3                              1,425,000      1,443,703
     6%, 2/25/34 3                                   598,000        618,183
     6.50%, 2/1/09-8/1/28                            289,706        304,609
     6.50%, 1/25/34 3                              2,977,000      3,113,757
     7%, 9/1/33-11/1/33                              166,722        176,852
     7%, 7/1/32-1/25/34 3                          4,995,359      5,290,413
     7.50%, 9/1/22                                    55,395         59,630
     8.50%, 7/1/32                                    16,137         17,426

               5  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF INVESTMENTS   Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     FHLMC/FNMA/SPONSORED Continued
     Federal National Mortgage Assn.,
     Collateralized Mtg. Obligations, Gtd.
     Real Estate Mtg. Investment Conduit
     Pass-Through Certificates,
     Trust 2002-77, Cl. WF, 1.52%, 12/18/32 2     $   81,719    $    81,974
     -------------------------------------------------------------------------
     Federal National Mortgage Assn., Gtd.
     Real Estate Mtg. Investment Conduit
     Pass-Through Certificates, Trust
     2003-81, Cl. PA, 5%, 2/25/12                     36,393         37,276
                                                                --------------
                                                                 12,602,766

     -------------------------------------------------------------------------
     GNMA/GUARANTEED--2.6%
     Government National Mortgage
     Assn., 7%, 10/15/23-3/15/26                     464,833        498,503
                                                                --------------
                                                                    498,503

     -------------------------------------------------------------------------
     PRIVATE--1.4%
     -------------------------------------------------------------------------
     COMMERCIAL--0.6%
     Prudential Mortgage Capital Co. II LLC,
     Commercial Mtg. Pass-Through
     Certificates, Series PRU-HTG 2000-C1,
     Cl. A2, 7.306%, 10/6/15                          96,000        110,750
     -------------------------------------------------------------------------
     OTHER--0.2%
     CIT Equipment Collateral, Equipment
     Receivable-Backed Nts., Series 2003-EF1,
     Cl. A2, 1.49%, 12/20/05                          50,000         50,024
     -------------------------------------------------------------------------
     RESIDENTIAL--0.6%
     Washington Mutual Mortgage
     Securities Corp., Collateralized Mtg.
     Obligations Pass-Through Certificates,
     Series 2003-AR7, Cl. A1, 1.507%,
     8/25/33 2                                       112,521        112,606
                                                                --------------
     Total Mortgage-Backed Obligations
     (Cost $13,258,817)                                          13,374,649

     -------------------------------------------------------------------------
     U.S. GOVERNMENT OBLIGATIONS--67.2%
     -------------------------------------------------------------------------
     Federal Home Loan Bank Unsec. Bonds:
     2.875%, 12/15/06                                230,000        231,812
     4.875%, 11/15/13                                 15,000         15,192
     Series EY06, 5.25%, 8/15/06                     341,000        365,333
     Series S706, 5.375%, 5/15/06                  1,500,000      1,607,718
     -------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.
     Unsec. Nts.:
     4.50%, 1/15/13                                   35,000         34,887
     5.50%, 7/15/06 4                              2,100,000      2,263,987
     -------------------------------------------------------------------------
     Federal National Mortgage Assn.
     Unsec. Nts.:
     4.25%, 7/15/07                                   50,000         52,262
     7.25%, 1/15/10-5/15/30                        1,620,000      1,932,479

                                                   PRINCIPAL    MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
     -------------------------------------------------------------------------
     U.S. GOVERNMENT OBLIGATIONS Continued
     -------------------------------------------------------------------------
     Resolution Funding Corp. Federal Book
     Entry Principal Strips, 5.85%, 1/15/21 5     $  215,000    $    83,140
     -------------------------------------------------------------------------
     Resolution Funding Corp. Strip Bonds:
     6.18%, 7/15/04 5                              1,500,000      1,490,564
     6.23%, 7/15/05 5                                489,000        476,831
     -------------------------------------------------------------------------
     U.S. Treasury Bonds:
     6.875%, 8/15/25                                 435,000        532,280
     8.125%, 8/15/19                                 500,000        675,547
     9.25%, 2/15/16                                2,050,000      2,943,108
     -------------------------------------------------------------------------
     U.S. Treasury Nts., 7.875%, 11/15/04            215,000        227,371
     -------------------------------------------------------------------------
     United States (Government of) Gtd.
     Israel Aid Bonds, 5.50%, 12/4/23                200,000        202,362
                                                                --------------
     Total U.S. Government Obligations
     (Cost $12,405,462)                                          13,134,873

     -------------------------------------------------------------------------
     JOINT REPURCHASE AGREEMENTS--5.5%
     -------------------------------------------------------------------------
     Undivided interest of 0.99% in joint repurchase
     agreement (Principal Amount/Market Value
     $109,556,000, with a maturity value of
     $109,560,869) with Banc One Capital
     Markets, Inc., 0.80%, dated 12/31/03, to
     be repurchased at $1,080,048 on 1/2/04,
     collateralized by U.S. Treasury Bonds, 4.25%,
     11/30/13, with a value of $111,861,618
     (Cost $1,080,000)                             1,080,000      1,080,000

     -------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE
     (COST $30,097,107)                                158.4%    30,945,353
     -------------------------------------------------------------------------
     Liabilities in Excess of Other Assets             (58.4)   (11,408,705)
                                                  ----------------------------
     Net Assets                                        100.0%   $19,536,648
                                                  ============================

     FOOTNOTES TO STATEMENT OF INVESTMENTS

     1. Identifies issues considered to be illiquid--See Note 7 of Notes to
     Financial Statements.
     2. Represents the current interest rate for a variable or increasing rate security.
     3. When-issued security to be delivered and settled after December 31,
     2003. See Note 1 of Notes to Financial Statements.
     4. Securities with an aggregate market value of $37,733 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
     5. Zero coupon bond reflects effective yield on the date of purchase.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               6  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF ASSETS AND LIABILITIES   DECEMBER 31, 2003
--------------------------------------------------------------------------------

     -------------------------------------------------------------------------
     ASSETS
     -------------------------------------------------------------------------
     Investments, at value (including securities
     loaned of approximately $5,404,000)
     (cost $30,097,107)--see accompanying statement             $ 30,945,353
     -------------------------------------------------------------------------
     Collateral for securities loaned                              5,497,317
     -------------------------------------------------------------------------
     Receivables and other assets:
     Interest and principal paydowns                                 259,649
     Investments sold on a when-issued basis                         203,801
     Swap contracts                                                      497
     Other                                                             1,213
                                                                --------------
     Total assets                                                 36,907,830

     -------------------------------------------------------------------------
     LIABILITIES
     -------------------------------------------------------------------------
     Bank overdraft                                                  523,791
     -------------------------------------------------------------------------
     Return of collateral for securities loaned                    5,497,317
     -------------------------------------------------------------------------
     Payables and other liabilities:
     Investments purchased (including $11,321,004
     purchased on a when-issued basis)                            11,326,449
     Shareholder reports                                               6,062
     Directors' compensation                                           1,137
     Transfer and shareholder servicing agent fees                       833
     Futures margins                                                     830
     Shares of capital stock redeemed                                    282
     Other                                                            14,481
                                                                --------------
     Total liabilities                                            17,371,182

     -------------------------------------------------------------------------
     NET ASSETS                                                 $ 19,536,648
                                                                ==============

     -------------------------------------------------------------------------
     COMPOSITION OF NET ASSETS
     -------------------------------------------------------------------------
     Par value of shares of capital stock                       $     17,195
     -------------------------------------------------------------------------
     Additional paid-in capital                                   17,872,581
     -------------------------------------------------------------------------
     Accumulated net investment income                               684,793
     -------------------------------------------------------------------------
     Accumulated net realized gain on investments                    125,404
     -------------------------------------------------------------------------
     Net unrealized appreciation on investments                      836,675
                                                                --------------
     NET ASSETS--applicable to 17,194,729 shares of
     capital stock outstanding                                  $ 19,536,648
                                                                ==============

     -------------------------------------------------------------------------
     NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND
     OFFERING PRICE PER SHARE                                          $1.14

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               7  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

     -------------------------------------------------------------------------
     INVESTMENT INCOME
     -------------------------------------------------------------------------
     Interest                                                   $    883,381
     -------------------------------------------------------------------------
     Portfolio lending fees                                            1,455
                                                                --------------
     Total investment income                                         884,836

     -------------------------------------------------------------------------
     EXPENSES
     -------------------------------------------------------------------------
     Management fees                                                 108,936
     -------------------------------------------------------------------------
     Accounting service fees                                          15,000
     -------------------------------------------------------------------------
     Legal, auditing and other professional fees                      14,001
     -------------------------------------------------------------------------
     Transfer and shareholder servicing agent fees                    10,412
     -------------------------------------------------------------------------
     Shareholder reports                                               7,183
     -------------------------------------------------------------------------
     Directors' compensation                                           5,253
     -------------------------------------------------------------------------
     Insurance expenses                                                1,934
     -------------------------------------------------------------------------
     Custodian fees and expenses                                       1,318
     -------------------------------------------------------------------------
     Registration and filing fees                                        295
     -------------------------------------------------------------------------
     Other                                                             8,943
                                                                --------------
     Total expenses                                                  173,275
     Less reduction to custodian expenses                               (317)
                                                                --------------
     Net expenses                                                    172,958

     -------------------------------------------------------------------------
     NET INVESTMENT INCOME                                           711,878

     -------------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     -------------------------------------------------------------------------
     Net realized gain (loss) on:
     Investments                                                     816,904
     Closing of futures contracts                                    (43,537)
                                                                --------------
     Net realized gain                                               773,367
     -------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation) on:
     Investments                                                  (1,080,765)
     Futures contracts                                                11,909
                                                                --------------
     Net change in unrealized appreciation                        (1,068,856)

     -------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    416,389
                                                                ==============

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               8  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

     YEAR ENDED DECEMBER 31,                                                                          2003             2002
------------------------------------------------------------------------------------------------------------------------------

     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                     $   711,878      $   899,850
------------------------------------------------------------------------------------------------------------------------------
     Net realized gain                                                                             773,367          207,530
------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation                                                      (1,068,856)         883,281
                                                                                               -------------------------------
     Net increase in net assets resulting from operations                                          416,389        1,990,661

------------------------------------------------------------------------------------------------------------------------------
     DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income                                                         (899,661)        (963,733)

------------------------------------------------------------------------------------------------------------------------------
     CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from capital stock transactions            (1,926,494)       1,935,708

------------------------------------------------------------------------------------------------------------------------------
     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                                  (2,409,766)       2,962,636
------------------------------------------------------------------------------------------------------------------------------
     Beginning of period                                                                        21,946,414       18,983,778
                                                                                               -------------------------------
     End of period [including accumulated net investment income of $684,793 and
     $869,729, respectively]                                                                   $19,536,648      $21,946,414
                                                                                               ===============================

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               9  GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     YEAR ENDED DECEMBER 31,                                        2003          2002          2001          2000          1999
   -------------------------------------------------------------------------------------------------------------------------------

     PER SHARE OPERATING DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period                          $1.16         $1.11         $1.10         $1.05         $1.13
   -------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income                                           .04           .05           .04           .07           .07
     Net realized and unrealized gain (loss)                        (.01)          .06           .04           .05          (.09)
                                                                   ---------------------------------------------------------------
     Total from investment operations                                .03           .11           .08           .12          (.02)
   -------------------------------------------------------------------------------------------------------------------------------
     Dividends and/or distributions to shareholders:
     Dividends from net investment income                           (.05)         (.06)         (.07)         (.07)         (.06)
   -------------------------------------------------------------------------------------------------------------------------------

     Net asset value, end of period                                $1.14         $1.16         $1.11         $1.10         $1.05
                                                                   ===============================================================

   -------------------------------------------------------------------------------------------------------------------------------
     TOTAL RETURN, AT NET ASSET VALUE 1                             2.58%        10.06%         7.23%        12.36%        (1.73)%
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA
   -------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                    $19,537       $21,946       $18,984       $18,904       $20,150
   -------------------------------------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                           $20,743       $20,347       $18,805       $18,702       $22,683
   -------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets: 2
     Net investment income                                          3.43%         4.42%         3.49%         6.07%         5.80%
     Total expenses                                                 0.84% 3       0.77% 3       0.79% 3       0.74% 3       0.70%
   -------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                                          43%           25%           19%           31%           14%

     1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
     2. Annualized for periods of less than one full year.
     3. Reduction to custodian expenses less than 0.01%.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               10  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES
     Government Securities Portfolio (the Portfolio) is a series of
     Panorama Series Fund, Inc. (the Company) which is registered under the
     Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds,
     Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
          The following is a summary of significant accounting policies consistently followed by the Portfolio.
    -------------------------------------------------------------------------
     SECURITIES VALUATION. Securities listed or traded on National Stock
     Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on
     NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the
     Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
    -------------------------------------------------------------------------
     SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date;
     however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date.
     During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Portfolio had entered into net when issued commitments of $11,117,203.
          In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
          Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery;
     counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
    -------------------------------------------------------------------------
     JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by
     U.S. government securities, these balances are invested in one or

               11  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES  Continued
     more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
    -------------------------------------------------------------------------
     FEDERAL TAXES. The Portfolio intends to comply with provisions of the
     Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

     The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
     UNDISTRIBUTED      UNDISTRIBUTED            ACCUMULATED        OTHER INVESTMENTS
     NET INVESTMENT         LONG-TERM                   LOSS       FOR FEDERAL INCOME
     INCOME                      GAIN       CARRYFORWARD 1,2             TAX PURPOSES
     --------------------------------------------------------------------------------

     $684,791                $398,720               $285,384                 $848,744

     1. During the fiscal years ended December 31, 2003 and December 31,
     2002, the Portfolio utilized $531,781 and $278,340, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal years.
     2. The Portfolio had $285,384 of straddle losses which were deferred.

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Portfolio were unaffected by the reclassifications.

                                INCREASE TO                   REDUCTION TO
                                ACCUMULATED                ACCUMULATED NET
     INCREASE TO             NET INVESTMENT               REALIZED GAIN ON
     PAID-IN CAPITAL                 INCOME                  INVESTMENTS 3
     ---------------------------------------------------------------------

     $30,688                         $2,847                        $33,535

     3. $30,688, all of which was long-term capital gain, was distributed in connection with Portfolio share redemptions.

     The tax character of distributions paid during the years ended
     December 31, 2003 and December 31, 2002 was as follows:

                                        YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 2003        DECEMBER 31, 2002
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                      $899,661                 $963,733

     The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December
     31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               12  GOVERNMENT SECURITIES PORTFOLIO

                 Federal tax cost of securities              $30,097,107
                 Federal tax cost of other investments         4,865,593
                                                             -----------
                 Total federal tax cost                      $34,962,700
                                                             ===========

                 Gross unrealized appreciation               $   853,100
                 Gross unrealized depreciation                    (4,356)
                                                             -----------
                 Net unrealized appreciation                 $   848,744
                                                             ===========

    -------------------------------------------------------------------------
     DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other
     Oppenheimer funds selected by the Director. Deferral of directors'
     fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
    -------------------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
     distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
    -------------------------------------------------------------------------
     INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
    -------------------------------------------------------------------------
     EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the
     Portfolio.
    -------------------------------------------------------------------------
     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
    -------------------------------------------------------------------------
     OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
     America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    -------------------------------------------------------------------------
     2. SHARES OF CAPITAL STOCK

     The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                                Year Ended December 31, 2003          Year Ended December 31, 2002
                                                                    Shares            Amount              Shares            Amount
     -------------------------------------------------------------------------------------------------------------------------------

     Sold                                                          627,258       $   727,437           3,210,485       $ 3,594,795
     Dividends and/or distributions reinvested                     796,160           899,661             917,840           963,733
     Redeemed                                                   (3,122,195)       (3,553,592)         (2,354,619)       (2,622,820)
                                                                --------------------------------------------------------------------
     Net increase (decrease)                                    (1,698,777)      $(1,926,494)          1,773,706       $ 1,935,708
                                                                ====================================================================

     -------------------------------------------------------------------------------------------------------------------------------

     3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31,
     2003, were $10,782,129 and $10,814,969, respectively.

               13  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
    -------------------------------------------------------------------------
     ACCOUNTING FEES. The Manager acts as the accounting agent for the
     Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
    -------------------------------------------------------------------------
     Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2003, the Portfolio paid $10,012 to OFS for services to the Portfolio.
          Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than
     $10 million and $10,000 for assets of $10 million or more. The
     Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
          OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
    -------------------------------------------------------------------------
     5. FUTURES CONTRACTS
     A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
          The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
          Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
          Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and
     Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the
     Statement of Investments. The Statement of Assets and Liabilities
     reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the
     Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
          Risks of entering into futures contracts (and related options)
     include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               14  GOVERNMENT SECURITIES PORTFOLIO

     As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                                                       UNREALIZED
                                          EXPIRATION                 NUMBER OF              VALUATION AS OF          APPRECIATION
     CONTRACT DESCRIPTION                      DATES                 CONTRACTS            DECEMBER 31, 2003        (DEPRECIATION)
     ------------------------------------------------------------------------------------------------------------------------------

     CONTRACTS TO SELL
     U.S. Long Bonds                         3/22/04                         5                   $  546,563              $  1,418
     U.S. Treasury Nts., 2 yr.               3/30/04                        16                    3,424,750               (10,321)
     U.S. Treasury Nts., 5 yr.               3/22/04                         6                      669,750                (3,163)
     U.S. Treasury Nts., 10 yr.              3/22/04                         2                      224,531                    (2)
                                                                                                                         ----------
                                                                                                                         $(12,068)
                                                                                                                         ==========

    -------------------------------------------------------------------------
     6. TOTAL RETURN SWAP CONTRACTS
     The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.
     The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

     As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                  PAID BY                 RECEIVED BY
     SWAP                NOTIONAL        THE PORTFOLIO AT             THE PORTFOLIO AT        TERMINATION            UNREALIZED
     COUNTERPARTY          AMOUNT       DECEMBER 31, 2003            DECEMBER 31, 2003               DATE          APPRECIATION
     ------------------------------------------------------------------------------------------------------------------------------

                                                                Value of total return
     Deutsche Bank                        One-Month LIBOR          of Lehman Brothers
     AG                  $543,000                    Flat                  CMBS Index             6/30/04                 $497

    -------------------------------------------------------------------------
     7. ILLIQUID SECURITIES
     As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than
     15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2003 was
     $415,363, which represents 2.13% of the Portfolio's net assets.

    -------------------------------------------------------------------------
     8. SECURITIES LENDING
     The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount no less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Portfolio had on loan securities valued at approximately $5,404,000. Cash of $5,497,317 was received as collateral for the loans, and has been invested in approved instruments.

               15  GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

    -------------------------------------------------------------------------
     9. BORROWING AND LENDING ARRANGEMENTS
     The Portfolio entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and
     Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the
     Portfolio's Board of Directors, based upon a recommendation by the
     Manager. The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the
     Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another
     Oppenheimer fund. If the Portfolio lends money to another fund, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
          The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GROWTH PORTFOLIO:

 We have audited the accompanying statement of assets and liabilities of Growth
 Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Growth Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

 Denver, Colorado
 February 12, 2004

STATEMENT OF INVESTMENTS  December 31, 2003

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 COMMON STOCKS--98.2%
-------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--15.8%
-------------------------------------------------------------------------------
 AUTO COMPONENTS--0.7%
 American Axle & Manufacturing
 Holdings, Inc. 1                                      8,300     $    335,486
-------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                    2,600           62,712
-------------------------------------------------------------------------------
 Autoliv, Inc.                                           600           22,590
-------------------------------------------------------------------------------
 Dana Corp.                                           17,200          315,620
-------------------------------------------------------------------------------
 Delphi Corp.                                          7,300           74,533
-------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. 1                          1,500           11,790
-------------------------------------------------------------------------------
 Johnson Controls, Inc.                                2,800          325,136
-------------------------------------------------------------------------------
 Lear Corp. 1                                          1,000           61,330
-------------------------------------------------------------------------------
 Visteon Corp.                                         4,800           49,968
                                                                 --------------
                                                                    1,259,165

-------------------------------------------------------------------------------
 AUTOMOBILES--1.0%
 Ford Motor Co.                                       93,811        1,500,976
-------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                 6,200          294,686
-------------------------------------------------------------------------------
 Thor Industries, Inc.                                   500           28,110
                                                                 --------------
                                                                    1,823,772

-------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.5%
 Alliance Gaming Corp. 1                               2,400           59,160
-------------------------------------------------------------------------------
 Applebee's International, Inc.                        3,000          117,810
-------------------------------------------------------------------------------
 Aztar Corp. 1                                           500           11,250
-------------------------------------------------------------------------------
 Brinker International, Inc. 1                        12,600          417,816
-------------------------------------------------------------------------------
 CBRL Group, Inc.                                      3,400          130,084
-------------------------------------------------------------------------------
 CEC Entertainment, Inc. 1                             3,200          151,648
-------------------------------------------------------------------------------
 Choice Hotels International, Inc. 1                     600           21,150
-------------------------------------------------------------------------------
 GTech Holdings Corp.                                  2,800          138,572
-------------------------------------------------------------------------------
 Harrah's Entertainment, Inc.                          1,700           84,609
-------------------------------------------------------------------------------
 McDonald's Corp.                                     19,700          489,151
-------------------------------------------------------------------------------
 Multimedia Games, Inc. 1                              1,300           53,430
-------------------------------------------------------------------------------
 Outback Steakhouse, Inc.                              3,500          154,735
-------------------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc. 1                     1,400           71,232
-------------------------------------------------------------------------------
 Panera Bread Co., Cl. A 1                             2,000           79,060
-------------------------------------------------------------------------------
 Park Place Entertainment Corp. 1                      1,600           17,328
-------------------------------------------------------------------------------
 Rare Hospitality International, Inc. 1                3,150           76,986
-------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                   10,600          301,994
-------------------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc. 1                    1,750           26,495
-------------------------------------------------------------------------------
 Starbucks Corp. 1                                     2,000           66,120
-------------------------------------------------------------------------------
 Station Casinos, Inc.                                 1,000           30,630
-------------------------------------------------------------------------------
 WMS Industries, Inc. 1                                  400           10,480
-------------------------------------------------------------------------------
 Yum! Brands, Inc. 1                                  10,600          364,640
                                                                 --------------
                                                                    2,874,380

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.9%
 Beazer Homes USA, Inc.                                3,800       $  371,108
-------------------------------------------------------------------------------
 Cavco Industries, Inc. 1                                160            3,840
-------------------------------------------------------------------------------
 Centex Corp.                                          6,200          667,430
-------------------------------------------------------------------------------
 D.R. Horton, Inc.                                     4,700          203,322
-------------------------------------------------------------------------------
 Harman International Industries, Inc.                 4,800          355,104
-------------------------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A 1                  4,500          391,770
-------------------------------------------------------------------------------
 KB Home                                               5,800          420,616
-------------------------------------------------------------------------------
 Lennar Corp.                                          4,900          470,400
-------------------------------------------------------------------------------
 Lennar Corp., Cl. B                                     890           81,346
-------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                 2,730          176,085
-------------------------------------------------------------------------------
 Meritage Corp. 1                                      1,000           66,310
-------------------------------------------------------------------------------
 Newell Rubbermaid, Inc.                               5,500          125,235
-------------------------------------------------------------------------------
 NVR, Inc. 1                                             300          139,800
-------------------------------------------------------------------------------
 Pulte Homes, Inc.                                     4,700          440,014
-------------------------------------------------------------------------------
 Ryland Group, Inc. (The)                              6,600          585,024
-------------------------------------------------------------------------------
 Standard Pacific Corp.                                5,700          276,735
-------------------------------------------------------------------------------
 Toll Brothers, Inc. 1                                 6,700          266,392
-------------------------------------------------------------------------------
 Whirlpool Corp.                                       3,200          232,480
-------------------------------------------------------------------------------
 Yankee Candle, Inc. (The) 1                           2,500           68,325
                                                                 --------------
                                                                    5,341,336

-------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.1%
 Action Performance Cos., Inc.                         6,700          131,320
-------------------------------------------------------------------------------
 Brunswick Corp.                                       3,200          101,856
-------------------------------------------------------------------------------
 Eastman Kodak Co.                                    19,400          497,998
-------------------------------------------------------------------------------
 Hasbro, Inc.                                         19,500          414,960
-------------------------------------------------------------------------------
 Marvel Enterprises, Inc. 1                           10,800          314,388
-------------------------------------------------------------------------------
 Mattel, Inc.                                         28,300          545,341
                                                                 --------------
                                                                    2,005,863

-------------------------------------------------------------------------------
 MEDIA--2.5%
 Cablevision Systems New York
 Group, Cl. A 1                                        2,600           60,814
-------------------------------------------------------------------------------
 Charter Communications, Inc., Cl. A 1                 3,000           12,060
-------------------------------------------------------------------------------
 Clear Channel Communications, Inc.                    1,900           88,977
-------------------------------------------------------------------------------
 Comcast Corp., Cl. A 1                               52,027        1,710,127
-------------------------------------------------------------------------------
 Cox Communications, Inc., Cl. A 1                     3,600          124,020
-------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A 1                7,400          251,600
-------------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                            500           34,960
-------------------------------------------------------------------------------
 Metro-Goldwyn-Mayer, Inc. 1                           2,000           34,180
-------------------------------------------------------------------------------
 New York Times Co., Cl. A                               800           38,232
-------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored
 ADR, Preference                                           9              272
-------------------------------------------------------------------------------
 Time Warner, Inc. 1                                  22,000          395,780
-------------------------------------------------------------------------------
 TiVo, Inc. 1                                          3,100           22,940
-------------------------------------------------------------------------------
 Viacom, Inc., Cl. B                                  35,025        1,554,410

5  |  GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 MEDIA Continued
 Walt Disney Co. (The)                                15,500       $  361,615
                                                                 --------------
                                                                    4,689,987

-------------------------------------------------------------------------------
 MULTILINE RETAIL--0.7%
 Big Lots, Inc. 1                                      2,000           28,420
-------------------------------------------------------------------------------
 Dollar General Corp.                                  7,100          149,029
-------------------------------------------------------------------------------
 Dollar Tree Stores, Inc. 1                            2,400           72,144
-------------------------------------------------------------------------------
 Federated Department Stores, Inc.                     8,000          377,040
-------------------------------------------------------------------------------
 Sears Roebuck & Co.                                  13,300          605,017
-------------------------------------------------------------------------------
 Shopko Stores, Inc. 1                                   300            4,575
                                                                 --------------
                                                                    1,236,225

-------------------------------------------------------------------------------
 SPECIALTY RETAIL--4.8%
 Abercrombie & Fitch Co., Cl. A 1                     14,700          363,237
-------------------------------------------------------------------------------
 Advance Auto Parts, Inc. 1                              900           73,260
-------------------------------------------------------------------------------
 Aeropostale, Inc. 1                                   5,600          153,552
-------------------------------------------------------------------------------
 AutoNation, Inc. 1                                    7,900          145,123
-------------------------------------------------------------------------------
 AutoZone, Inc. 1                                      3,700          315,277
-------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc. 1                             8,500          368,475
-------------------------------------------------------------------------------
 Best Buy Co., Inc.                                    7,400          386,576
-------------------------------------------------------------------------------
 Borders Group, Inc. 1                                 3,400           74,528
-------------------------------------------------------------------------------
 Chico's FAS, Inc. 1                                   3,100          114,545
-------------------------------------------------------------------------------
 Christopher & Banks Corp.                             6,500          126,945
-------------------------------------------------------------------------------
 Claire's Stores, Inc.                                 6,000          113,040
-------------------------------------------------------------------------------
 Electronics Boutique Holdings Corp. 1                   400            9,156
-------------------------------------------------------------------------------
 Foot Locker, Inc.                                     2,100           49,245
-------------------------------------------------------------------------------
 Gap, Inc. (The)                                      56,400        1,309,044
-------------------------------------------------------------------------------
 Hollywood Entertainment Corp. 1                       3,500           48,125
-------------------------------------------------------------------------------
 Home Depot, Inc.                                     49,000        1,739,010
-------------------------------------------------------------------------------
 Hot Topic, Inc. 1                                     4,050          119,313
-------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                    13,200          731,148
-------------------------------------------------------------------------------
 Men's Wearhouse, Inc. (The) 1                         1,600           40,016
-------------------------------------------------------------------------------
 NetFlix.com, Inc. 1                                   5,100          278,919
-------------------------------------------------------------------------------
 Pacific Sunwear of California, Inc.                  10,925          230,736
-------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                  3,200           69,952
-------------------------------------------------------------------------------
 RadioShack Corp.                                     12,300          377,364
-------------------------------------------------------------------------------
 Regis Corp.                                             800           31,616
-------------------------------------------------------------------------------
 Rent-A-Center, Inc. 1                                   800           23,904
-------------------------------------------------------------------------------
 Ross Stores, Inc.                                     7,500          198,225
-------------------------------------------------------------------------------
 Select Comfort Corp. 1                                  600           14,856
-------------------------------------------------------------------------------
 Sherwin-Williams Co.                                  1,300           45,162
-------------------------------------------------------------------------------
 Staples, Inc. 1                                      31,900          870,870
-------------------------------------------------------------------------------
 Talbots, Inc. (The)                                   5,200          160,056
-------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                 17,900          394,695
-------------------------------------------------------------------------------
 Tractor Supply Co. 1                                    400           15,556

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Zale Corp. 1                                          1,600       $   85,120
                                                                 --------------
                                                                    9,076,646

-------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.6%
 Coach, Inc. 1                                        13,700          517,175
-------------------------------------------------------------------------------
 Columbia Sportswear Co. 1                             1,800           98,100
-------------------------------------------------------------------------------
 Kellwood Co.                                            400           16,400
-------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                   3,600          127,656
-------------------------------------------------------------------------------
 Nike, Inc., Cl. B                                     1,700          116,382
-------------------------------------------------------------------------------
 Timberland Co., Cl. A 1                               5,200          270,764
-------------------------------------------------------------------------------
 Tommy Hilfiger Corp. 1                                1,500           22,215
-------------------------------------------------------------------------------
 VF Corp.                                                800           34,592
                                                                 --------------
                                                                    1,203,284

-------------------------------------------------------------------------------
 CONSUMER STAPLES--8.1%
-------------------------------------------------------------------------------
 BEVERAGES--2.2%
 Anheuser-Busch Cos., Inc.                            10,100          532,068
-------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                  29,300        1,486,975
-------------------------------------------------------------------------------
 Pepsi Bottling Group, Inc. (The)                      2,000           48,360
-------------------------------------------------------------------------------
 PepsiAmericas, Inc.                                     200            3,424
-------------------------------------------------------------------------------
 PepsiCo, Inc.                                        44,720        2,084,846
                                                                 --------------
                                                                    4,155,673

-------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.8%
 CVS Corp.                                               900           32,508
-------------------------------------------------------------------------------
 Kroger Co. (The) 1                                   10,800          199,908
-------------------------------------------------------------------------------
 Rite Aid Corp. 1                                      4,900           29,596
-------------------------------------------------------------------------------
 SUPERVALU, Inc.                                         700           20,013
-------------------------------------------------------------------------------
 Sysco Corp.                                           3,500          130,305
-------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                53,400        2,832,870
-------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                              15,300          152,235
                                                                 --------------
                                                                    3,397,435

-------------------------------------------------------------------------------
 FOOD PRODUCTS--1.3%
 American Italian Pasta Co. 1                            600           25,140
-------------------------------------------------------------------------------
 Campbell Soup Co.                                    26,800          718,240
-------------------------------------------------------------------------------
 Dean Foods Co. 1                                      1,300           42,731
-------------------------------------------------------------------------------
 Del Monte Foods Co. 1                                 3,000           31,200
-------------------------------------------------------------------------------
 Fresh Del Monte Produce, Inc.                         2,300           54,809
-------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                      2,400           87,432
-------------------------------------------------------------------------------
 Hershey Foods Corp.                                   3,200          246,368
-------------------------------------------------------------------------------
 Kellogg Co.                                           5,400          205,632
-------------------------------------------------------------------------------
 Kraft Foods, Inc., Cl. A                             20,600          663,732
-------------------------------------------------------------------------------
 Sara Lee Corp.                                        3,248           70,514
-------------------------------------------------------------------------------
 Wm. Wrigley Jr. Co.                                   3,700          207,977
                                                                 --------------
                                                                    2,353,775

6  |  GROWTH PORTFOLIO

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.6%
 Clorox Co. (The)                                      3,100       $  150,536
-------------------------------------------------------------------------------
 Colgate-Palmolive Co.                                 3,500          175,175
-------------------------------------------------------------------------------
 Energizer Holdings, Inc. 1                            5,500          206,580
-------------------------------------------------------------------------------
 Procter & Gamble Corp. (The)                         24,400        2,437,072
                                                                 --------------
                                                                    2,969,363

-------------------------------------------------------------------------------
 PERSONAL PRODUCTS--0.3%
 Avon Products, Inc.                                   5,600          377,944
-------------------------------------------------------------------------------
 Gillette Co.                                          5,500          202,015
-------------------------------------------------------------------------------
 USANA Health Sciences, Inc. 1                         1,400           42,840
                                                                 --------------
                                                                      622,799

-------------------------------------------------------------------------------
 TOBACCO--0.9%
 Altria Group, Inc.                                   25,100        1,365,942
-------------------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings, Inc.                  6,000          348,900
                                                                 --------------
                                                                    1,714,842

-------------------------------------------------------------------------------
 ENERGY--7.7%
-------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.0%
 Key Energy Services, Inc. 1                           1,300           13,403
-------------------------------------------------------------------------------
 OIL & GAS--7.7%
 Amerada Hess Corp.                                      100            5,317
-------------------------------------------------------------------------------
 Apache Corp.                                          7,620          617,982
-------------------------------------------------------------------------------
 Brown (Tom), Inc. 1                                  18,800          606,300
-------------------------------------------------------------------------------
 Burlington Resources, Inc.                           15,600          863,928
-------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.                      15,000          758,793
-------------------------------------------------------------------------------
 Chesapeake Energy Corp.                              37,300          506,534
-------------------------------------------------------------------------------
 ChevronTexaco Corp.                                  11,894        1,027,523
-------------------------------------------------------------------------------
 Cimarex Energy Co. 1                                    703           18,763
-------------------------------------------------------------------------------
 ConocoPhillips                                       13,846          907,882
-------------------------------------------------------------------------------
 Cross Timbers Royalty Trust                             101            2,881
-------------------------------------------------------------------------------
 Devon Energy Corp.                                    1,800          103,068
-------------------------------------------------------------------------------
 EOG Resources, Inc.                                  10,800          498,636
-------------------------------------------------------------------------------
 Esprit Exploration Ltd. 1                            65,000          139,834
-------------------------------------------------------------------------------
 Exxon Mobil Corp.                                    97,476        3,996,516
-------------------------------------------------------------------------------
 Frontier Oil Corp.                                   30,100          518,322
-------------------------------------------------------------------------------
 Marathon Oil Corp.                                    3,100          102,579
-------------------------------------------------------------------------------
 Murphy Oil Corp.                                      3,300          215,523
-------------------------------------------------------------------------------
 Newfield Exploration Co. 1                            3,700          164,798
-------------------------------------------------------------------------------
 Noble Energy, Inc.                                    4,300          191,049
-------------------------------------------------------------------------------
 Occidental Petroleum Corp.                           20,300          857,472
-------------------------------------------------------------------------------
 Paramount Energy Trust                                5,264           47,579
-------------------------------------------------------------------------------
 Paramount Resources Ltd.                             30,000          242,600
-------------------------------------------------------------------------------
 Pogo Producing Co.                                    5,600          270,480
-------------------------------------------------------------------------------
 Sunoco, Inc.                                          6,800          347,820
-------------------------------------------------------------------------------
 Talisman Energy, Inc.                                 7,500          426,698

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 OIL & GAS Continued
 Tesoro Petroleum Corp. 1                              1,800       $   26,226
-------------------------------------------------------------------------------
 Unocal Corp.                                          5,800          213,614
-------------------------------------------------------------------------------
 Valero Energy Corp.                                   6,500          301,210
-------------------------------------------------------------------------------
 Western Gas Resources, Inc.                           1,300           61,425
-------------------------------------------------------------------------------
 XTO Energy, Inc.                                     16,166          457,498
                                                                 --------------
                                                                   14,498,850

-------------------------------------------------------------------------------
 FINANCIALS--23.5%
-------------------------------------------------------------------------------
 CAPITAL MARKETS--0.7%
 Mellon Financial Corp.                               36,800        1,181,648
-------------------------------------------------------------------------------
 Northern Trust Corp.                                  2,000           92,840
                                                                 --------------
                                                                    1,274,488

-------------------------------------------------------------------------------
 COMMERCIAL BANKS--7.6%
 AmSouth Bancorp                                       6,100          149,450
-------------------------------------------------------------------------------
 Astoria Financial Corp.                                 900           33,480
-------------------------------------------------------------------------------
 Bank of America Corp.                                31,200        2,509,416
-------------------------------------------------------------------------------
 Bank One Corp.                                       15,200          692,968
-------------------------------------------------------------------------------
 Banknorth Group, Inc.                                 4,800          156,144
-------------------------------------------------------------------------------
 Charter One Financial, Inc.                          14,800          511,340
-------------------------------------------------------------------------------
 City National Corp.                                     300           18,636
-------------------------------------------------------------------------------
 Compass Bancshares, Inc.                              1,100           43,241
-------------------------------------------------------------------------------
 First Tennessee National Corp.                        3,200          141,120
-------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                                3,700           79,254
-------------------------------------------------------------------------------
 FleetBoston Financial Corp.                          28,000        1,222,200
-------------------------------------------------------------------------------
 Golden West Financial Corp.                          11,000        1,135,090
-------------------------------------------------------------------------------
 Greenpoint Financial Corp.                            5,900          208,388
-------------------------------------------------------------------------------
 Hawthorne Financial Corp. 1                           4,650          130,107
-------------------------------------------------------------------------------
 Hudson United Bancorp                                   400           14,780
-------------------------------------------------------------------------------
 Huntington Bancshares, Inc.                           1,200           27,000
-------------------------------------------------------------------------------
 Independence Community Bank Corp.                     1,000           35,970
-------------------------------------------------------------------------------
 Indymac Mortgage Holdings, Inc.                       1,000           29,790
-------------------------------------------------------------------------------
 KeyCorp                                              10,500          307,860
-------------------------------------------------------------------------------
 M&T Bank Corp.                                          900           88,470
-------------------------------------------------------------------------------
 National City Corp.                                  17,400          590,556
-------------------------------------------------------------------------------
 North Fork Bancorp, Inc.                              1,200           48,564
-------------------------------------------------------------------------------
 PNC Financial Services Group                          3,800          207,974
-------------------------------------------------------------------------------
 Regions Financial Corp.                               3,400          126,480
-------------------------------------------------------------------------------
 Sky Financial Group, Inc.                               100            2,594
-------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                  4,500          321,750
-------------------------------------------------------------------------------
 U.S. Bancorp                                         35,825        1,066,869
-------------------------------------------------------------------------------
 UnionBanCal Corp.                                     4,200          241,668
-------------------------------------------------------------------------------
 W. Holding Co., Inc.                                  2,412           44,887
-------------------------------------------------------------------------------
 Wachovia Corp.                                       22,100        1,029,639
-------------------------------------------------------------------------------
 Washington Mutual, Inc.                              19,700          790,364
-------------------------------------------------------------------------------
 Webster Financial Corp.                                 400           18,344

7  |  GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 COMMERCIAL BANKS Continued
 Wells Fargo & Co.                                    34,500      $ 2,031,705
-------------------------------------------------------------------------------
 Zions Bancorp                                           800           49,064
                                                                 --------------
                                                                   14,105,162

-------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--7.7%
 Affiliated Managers Group, Inc. 1                     1,700          118,303
-------------------------------------------------------------------------------
 American Express Co.                                 14,400          694,512
-------------------------------------------------------------------------------
 Bear Stearns Cos., Inc. (The)                         7,500          599,625
-------------------------------------------------------------------------------
 Capital One Financial Corp.                           5,100          312,579
-------------------------------------------------------------------------------
 Chicago Mercantile Exchange (The)                     1,100           79,596
-------------------------------------------------------------------------------
 CIT Group, Inc.                                       3,800          136,610
-------------------------------------------------------------------------------
 Citigroup, Inc.                                      80,277        3,896,646
-------------------------------------------------------------------------------
 Instinet Group, Inc. 1                                  300            1,545
-------------------------------------------------------------------------------
 iShares Russell 2000 Index Fund                      22,000        2,437,600
-------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                              38,400        1,410,432
-------------------------------------------------------------------------------
 Knight Trading Group, Inc. 1                          3,700           54,168
-------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                          300           23,166
-------------------------------------------------------------------------------
 MBNA Corp.                                           44,000        1,093,400
-------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                            21,100        1,237,515
-------------------------------------------------------------------------------
 Moody's Corp.                                           400           24,220
-------------------------------------------------------------------------------
 Morgan Stanley                                       23,700        1,371,519
-------------------------------------------------------------------------------
 Principal Financial Group, Inc. (The)                16,700          552,269
-------------------------------------------------------------------------------
 Schwab (Charles) Corp.                               18,500          219,040
-------------------------------------------------------------------------------
 SLM Corp.                                             4,200          158,256
                                                                 --------------
                                                                   14,421,001

-------------------------------------------------------------------------------
 INSURANCE--5.7%
 AFLAC, Inc.                                          13,100          473,958
-------------------------------------------------------------------------------
 Allmerica Financial Corp. 1                             800           24,616
-------------------------------------------------------------------------------
 Allstate Corp.                                       36,300        1,561,626
-------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                           2,800          194,292
-------------------------------------------------------------------------------
 American International Group, Inc.                   30,837        2,043,876
-------------------------------------------------------------------------------
 Aon Corp.                                             9,900          237,006
-------------------------------------------------------------------------------
 Cincinnati Financial Corp.                              600           25,128
-------------------------------------------------------------------------------
 Everest Re Group Ltd.                                   400           33,840
-------------------------------------------------------------------------------
 Fidelity National Financial, Inc.                    20,270          786,071
-------------------------------------------------------------------------------
 First American Corp. (The)                              500           14,885
-------------------------------------------------------------------------------
 Hartford Financial Services Group,
 Inc. (The)                                            1,500           88,545
-------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.                19,600          735,000
-------------------------------------------------------------------------------
 LandAmerica Financial Group, Inc.                     1,200           62,712
-------------------------------------------------------------------------------
 Lincoln National Corp.                                7,800          314,886
-------------------------------------------------------------------------------
 Loews Corp.                                           2,000           98,900
-------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc.                          14,000          670,460
-------------------------------------------------------------------------------
 MBIA, Inc.                                              900           53,307
-------------------------------------------------------------------------------
 Mercury General Corp.                                   100            4,655

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 INSURANCE Continued
 MetLife, Inc.                                        18,000      $   606,060
-------------------------------------------------------------------------------
 Old Republic International Corp.                      4,500          114,120
-------------------------------------------------------------------------------
 Progressive Corp.                                    12,500        1,044,875
-------------------------------------------------------------------------------
 Prudential Financial, Inc.                           15,700          655,789
-------------------------------------------------------------------------------
 Reinsurance Group of America, Inc.                    3,800          146,870
-------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                           7,400          362,970
-------------------------------------------------------------------------------
 Safeco Corp.                                          1,600           62,288
-------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                     400           15,860
-------------------------------------------------------------------------------
 Travelers Property Casualty Corp., Cl. B             14,030          238,089
                                                                 --------------
                                                                   10,670,684

-------------------------------------------------------------------------------
 REAL ESTATE--0.0%
 Catellus Development Corp.                            1,307           31,525
-------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--1.8%
 Countrywide Financial Corp.                           7,600          576,460
-------------------------------------------------------------------------------
 Doral Financial Corp.                                 4,200          135,576
-------------------------------------------------------------------------------
 Fannie Mae                                           20,100        1,508,706
-------------------------------------------------------------------------------
 Freddie Mac                                           7,700          449,064
-------------------------------------------------------------------------------
 Fremont General Corp.                                10,400          175,864
-------------------------------------------------------------------------------
 MGIC Investment Corp.                                 6,000          341,640
-------------------------------------------------------------------------------
 New Century Financial Corp.                           5,200          206,284
                                                                 --------------
                                                                    3,393,594

-------------------------------------------------------------------------------
 HEALTH CARE--12.5%
-------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.8%
 Alkermes, Inc. 1                                      4,600           62,100
-------------------------------------------------------------------------------
 Amgen, Inc. 1                                        25,900        1,600,620
-------------------------------------------------------------------------------
 Gen-Probe, Inc. 1                                     3,100          113,057
-------------------------------------------------------------------------------
 Genentech, Inc. 1                                     9,200          860,844
-------------------------------------------------------------------------------
 Geron Corp. 1                                         1,900           18,943
-------------------------------------------------------------------------------
 Idexx Laboratories, Inc. 1                              200            9,256
-------------------------------------------------------------------------------
 Invitrogen Corp. 1                                    3,800          266,000
-------------------------------------------------------------------------------
 Wyeth                                                 8,400          356,580
                                                                 --------------
                                                                    3,287,400

-------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
 Bausch & Lomb, Inc.                                   6,200          321,780
-------------------------------------------------------------------------------
 Becton, Dickinson & Co.                              11,700          481,338
-------------------------------------------------------------------------------
 Bio-Rad Laboratories, Inc., Cl. A 1                   1,900          109,573
-------------------------------------------------------------------------------
 Biosite, Inc. 1                                         900           26,055
-------------------------------------------------------------------------------
 Boston Scientific Corp. 1                            16,000          588,160
-------------------------------------------------------------------------------
 Cooper Cos., Inc. (The)                               2,700          127,251
-------------------------------------------------------------------------------
 Cytyc Corp. 1                                           800           11,008
-------------------------------------------------------------------------------
 Hillenbrand Industries, Inc.                            300           18,618
-------------------------------------------------------------------------------
 Inamed Corp. 1                                          300           14,418
-------------------------------------------------------------------------------
 Medtronic, Inc.                                      25,500        1,239,555
-------------------------------------------------------------------------------
 PolyMedica Corp.                                        400           10,524

8  |  GROWTH PORTFOLIO

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES Continued
 St. Jude Medical, Inc. 1                              1,300       $   79,755
-------------------------------------------------------------------------------
 Stryker Corp.                                         9,700          824,597
-------------------------------------------------------------------------------
 VISX, Inc. 1                                          9,400          217,610
-------------------------------------------------------------------------------
 Zimmer Holdings, Inc. 1                               1,600          112,640
                                                                 --------------
                                                                    4,182,882

-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.8%
 Aetna, Inc.                                           8,100          547,398
-------------------------------------------------------------------------------
 AMERIGROUP Corp. 1                                    2,100           89,565
-------------------------------------------------------------------------------
 Andrx Corp. 1                                         4,000           96,160
-------------------------------------------------------------------------------
 Apria Healthcare Group, Inc. 1                        4,900          139,503
-------------------------------------------------------------------------------
 Covance, Inc. 1                                       6,300          168,840
-------------------------------------------------------------------------------
 Coventry Health Care, Inc. 1                          5,300          341,797
-------------------------------------------------------------------------------
 DaVita, Inc. 1                                        5,000          195,000
-------------------------------------------------------------------------------
 eResearch Technology, Inc. 1                            600           15,252
-------------------------------------------------------------------------------
 First Health Group Corp. 1                            3,300           64,218
-------------------------------------------------------------------------------
 Health Management Associates,
 Inc., Cl. A                                           1,500           36,000
-------------------------------------------------------------------------------
 Health Net, Inc. 1                                    6,100          199,470
-------------------------------------------------------------------------------
 Humana, Inc. 1                                        4,000           91,400
-------------------------------------------------------------------------------
 IMS Health, Inc.                                      5,800          144,188
-------------------------------------------------------------------------------
 McKesson Corp.                                        1,300           41,808
-------------------------------------------------------------------------------
 Medco Health Solutions, Inc. 1                       14,562          494,962
-------------------------------------------------------------------------------
 Mid Atlantic Medical Services, Inc. 1                 6,700          434,160
-------------------------------------------------------------------------------
 Oxford Health Plans, Inc. 1                           9,600          417,600
-------------------------------------------------------------------------------
 Pediatrix Medical Group, Inc. 1                       5,700          314,013
-------------------------------------------------------------------------------
 Per-Se Technologies, Inc. 1                           1,400           21,364
-------------------------------------------------------------------------------
 Renal Care Group, Inc. 1                                500           20,600
-------------------------------------------------------------------------------
 Select Medical Corp.                                  7,400          120,472
-------------------------------------------------------------------------------
 Sunrise Senior Living, Inc. 1                           500           19,370
-------------------------------------------------------------------------------
 Universal Health Services, Inc., Cl. B                  400           21,488
-------------------------------------------------------------------------------
 US Oncology, Inc. 1                                   8,000           86,080
-------------------------------------------------------------------------------
 WellPoint Health Networks, Inc. 1                    11,300        1,095,987
                                                                 --------------
                                                                    5,216,695

-------------------------------------------------------------------------------
 PHARMACEUTICALS--5.7%
 Abbott Laboratories                                  20,200          941,320
-------------------------------------------------------------------------------
 Alpharma, Inc., Cl. A                                   100            2,010
-------------------------------------------------------------------------------
 American Pharmaceutical Partners, Inc. 1              5,150          173,040
-------------------------------------------------------------------------------
 Bradley Pharmaceuticals, Inc. 1                       5,200          132,236
-------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                             34,600          989,560
-------------------------------------------------------------------------------
 Eli Lilly & Co.                                      13,900          977,587
-------------------------------------------------------------------------------
 Endo Pharmaceuticals Holdings, Inc. 1                 1,000           19,260
-------------------------------------------------------------------------------
 Forest Laboratories, Inc. 1                             400           24,720
-------------------------------------------------------------------------------
 Johnson & Johnson                                    37,418        1,933,014
-------------------------------------------------------------------------------
 Kos Pharmaceuticals, Inc. 1                           6,500          279,760

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 PHARMACEUTICALS Continued
 Merck & Co., Inc.                                    37,800       $1,746,360
-------------------------------------------------------------------------------
 Pfizer, Inc.                                         97,965        3,461,103
-------------------------------------------------------------------------------
 Valeant Pharmaceuticals
 International, Inc.                                   1,600           40,240
                                                                 --------------
                                                                   10,720,210

-------------------------------------------------------------------------------
 INDUSTRIALS--7.0%
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.2%
 General Dynamics Corp.                                6,500          587,535
-------------------------------------------------------------------------------
 Goodrich Corp.                                        4,600          136,574
-------------------------------------------------------------------------------
 Honeywell International, Inc.                         7,600          254,068
-------------------------------------------------------------------------------
 Precision Castparts Corp.                             1,100           49,951
-------------------------------------------------------------------------------
 United Defense Industries, Inc. 1                     3,400          108,392
-------------------------------------------------------------------------------
 United Technologies Corp.                            11,800        1,118,286
                                                                 --------------
                                                                    2,254,806

-------------------------------------------------------------------------------
 AIR FREIGHT & LOGISTICS--0.4%
 FedEx Corp.                                           3,900          263,250
-------------------------------------------------------------------------------
 United Parcel Service, Inc., Cl. B                    6,600          492,030
                                                                 --------------
                                                                      755,280

-------------------------------------------------------------------------------
 AIRLINES--0.1%
 America West Holdings Corp., Cl. B 1                  6,000           74,400
-------------------------------------------------------------------------------
 Continental Airlines, Inc., Cl. B 1                   7,100          115,517
-------------------------------------------------------------------------------
 ExpressJet Holdings, Inc. 1                           1,300           19,500
-------------------------------------------------------------------------------
 Mesa Air Group, Inc. 1                                  900           11,268
-------------------------------------------------------------------------------
 Northwest Airlines Corp., Cl. A 1                     4,500           56,790
                                                                 --------------
                                                                      277,475

-------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.0%
 USG Corp. 1                                           1,400           23,198
-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.9%
 Corinthian Colleges, Inc. 1                           1,400           77,784
-------------------------------------------------------------------------------
 Deluxe Corp.                                          2,100           86,793
-------------------------------------------------------------------------------
 H&R Block, Inc.                                      17,800          985,586
-------------------------------------------------------------------------------
 ITT Educational Services, Inc. 1                      5,400          253,638
-------------------------------------------------------------------------------
 Republic Services, Inc.                               4,000          102,520
-------------------------------------------------------------------------------
 United Rentals, Inc. 1                                3,200           61,632
-------------------------------------------------------------------------------
 Valassis Communications, Inc. 1                       1,000           29,350
                                                                 --------------
                                                                    1,597,303

-------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.2%
 Emerson Electric Co.                                  1,400           90,650
-------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                    5,300          155,608
-------------------------------------------------------------------------------
 Thomas & Betts Corp.                                  2,000           45,780
                                                                 --------------
                                                                      292,038

9  |  GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--3.1%
 3M Co.                                               10,000       $  850,300
-------------------------------------------------------------------------------
 Carlisle Cos., Inc.                                     200           12,172
-------------------------------------------------------------------------------
 General Electric Co.                                159,000        4,925,820
                                                                 --------------
                                                                    5,788,292

-------------------------------------------------------------------------------
 MACHINERY--0.7%
 Actuant Corp., Cl. A 1                                  300           10,860
-------------------------------------------------------------------------------
 Briggs & Stratton Corp.                               2,400          161,760
-------------------------------------------------------------------------------
 Cummins, Inc.                                         1,700           83,198
-------------------------------------------------------------------------------
 Deere & Co.                                           1,000           65,050
-------------------------------------------------------------------------------
 Eaton Corp.                                             600           64,788
-------------------------------------------------------------------------------
 Ingersoll-Rand Co., Cl. A                             2,700          183,276
-------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                   1,100           56,133
-------------------------------------------------------------------------------
 Paccar, Inc.                                          4,000          340,480
-------------------------------------------------------------------------------
 Pall Corp.                                            8,700          233,421
-------------------------------------------------------------------------------
 SPX Corp. 1                                             800           47,048
-------------------------------------------------------------------------------
 Trinity Industries, Inc.                                400           12,336
-------------------------------------------------------------------------------
 Wabash National Corp. 1                               1,900           55,670
                                                                 --------------
                                                                    1,314,020

-------------------------------------------------------------------------------
 ROAD & RAIL--0.4%
 Burlington Northern Santa Fe Corp.                    6,400          207,040
-------------------------------------------------------------------------------
 CSX Corp.                                             6,600          237,204
-------------------------------------------------------------------------------
 Hunt (J.B.) Transport Services, Inc. 1                7,000          189,070
-------------------------------------------------------------------------------
 Norfolk Southern Corp.                                  400            9,460
-------------------------------------------------------------------------------
 Ryder Systems, Inc.                                   4,400          150,260
                                                                 --------------
                                                                      793,034

-------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--16.2%
-------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.4%
 3Com Corp. 1                                          7,100           58,007
-------------------------------------------------------------------------------
 ADTRAN, Inc.                                          7,800          241,800
-------------------------------------------------------------------------------
 Avocent Corp. 1                                         100            3,652
-------------------------------------------------------------------------------
 Cisco Systems, Inc. 1                               121,800        2,958,522
-------------------------------------------------------------------------------
 Corning, Inc. 1                                      43,500          453,705
-------------------------------------------------------------------------------
 Ditech Communications Corp. 1                           700           13,370
-------------------------------------------------------------------------------
 F5 Networks, Inc. 1                                   1,400           35,140
-------------------------------------------------------------------------------
 Foundry Networks, Inc. 1                              2,800           76,608
-------------------------------------------------------------------------------
 Juniper Networks, Inc. 1                              4,600           85,928
-------------------------------------------------------------------------------
 McDATA Corp., Cl. A 1                                 6,900           65,757
-------------------------------------------------------------------------------
 Powerwave Technologies, Inc. 1                        4,600           35,190
-------------------------------------------------------------------------------
 QUALCOMM, Inc.                                        4,700          253,471
-------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                              9,100          248,430
-------------------------------------------------------------------------------
 Zhone Technologies, Inc. 1                            1,600            7,904
                                                                 --------------
                                                                    4,537,484

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.8%
 Avid Technology, Inc. 1                               1,800       $   86,400
-------------------------------------------------------------------------------
 Dell, Inc. 1                                         55,800        1,894,968
-------------------------------------------------------------------------------
 EMC Corp. 1                                          55,900          722,228
-------------------------------------------------------------------------------
 Hewlett-Packard Co.                                  17,500          401,975
-------------------------------------------------------------------------------
 Imation Corp.                                           800           28,120
-------------------------------------------------------------------------------
 International Business Machines Corp.                17,500        1,621,900
-------------------------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1                  9,900          778,536
-------------------------------------------------------------------------------
 Maxtor Corp. 1                                       37,900          420,690
-------------------------------------------------------------------------------
 Network Appliance, Inc. 1                             2,700           55,431
-------------------------------------------------------------------------------
 SanDisk Corp. 1                                       1,600           97,824
-------------------------------------------------------------------------------
 Storage Technology Corp. 1                           10,400          267,800
-------------------------------------------------------------------------------
 Sun Microsystems, Inc. 1                             85,100          382,099
-------------------------------------------------------------------------------
 Western Digital Corp. 1                              34,200          403,218
                                                                 --------------
                                                                    7,161,189

-------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
 Agilent Technologies, Inc. 1                          3,600          105,264
-------------------------------------------------------------------------------
 Avnet, Inc. 1                                           800           17,328
-------------------------------------------------------------------------------
 Benchmark Electronics, Inc. 1                         2,800           97,468
-------------------------------------------------------------------------------
 Brightpoint, Inc. 1                                   2,700           46,575
-------------------------------------------------------------------------------
 FARO Technologies, Inc. 1                             2,100           52,458
-------------------------------------------------------------------------------
 Kemet Corp. 1                                         2,400           32,856
-------------------------------------------------------------------------------
 Molex, Inc.                                           1,000           34,890
-------------------------------------------------------------------------------
 Solectron Corp. 1                                    17,800          105,198
-------------------------------------------------------------------------------
 Superconductor Technologies, Inc. 1                   3,100           17,298
-------------------------------------------------------------------------------
 Symbol Technologies, Inc.                             2,000           33,780
-------------------------------------------------------------------------------
 UNOVA, Inc. 1                                         4,200           96,390
-------------------------------------------------------------------------------
 Veeco Instruments, Inc. 1                               800           22,560
-------------------------------------------------------------------------------
 Waters Corp. 1                                        2,100           69,636
                                                                 --------------
                                                                      731,701

-------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.3%
 Akamai Technologies, Inc. 1                          17,800          191,350
-------------------------------------------------------------------------------
 Ask Jeeves, Inc. 1                                    2,400           43,488
-------------------------------------------------------------------------------
 Digital River, Inc. 1                                 5,100          112,710
-------------------------------------------------------------------------------
 EarthLink, Inc. 1                                     2,600           26,000
-------------------------------------------------------------------------------
 Internap Network Services Corp. 1                    10,800           26,460
-------------------------------------------------------------------------------
 United Online, Inc. 1                                 6,550          109,975
-------------------------------------------------------------------------------
 WebEx Communications, Inc. 1                            600           12,060
                                                                 --------------
                                                                      522,043

-------------------------------------------------------------------------------
 IT SERVICES--0.4%
 Anteon International Corp. 1                            300           10,815
-------------------------------------------------------------------------------
 CheckFree Corp. 1                                     1,600           44,240
-------------------------------------------------------------------------------
 Cognizant Technology Solutions Corp. 1                7,000          319,480
-------------------------------------------------------------------------------
 Concord EFS, Inc. 1                                   4,500           66,780

10  |  GROWTH PORTFOLIO

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 IT SERVICES Continued
 Convergys Corp. 1                                    13,800       $  240,948
-------------------------------------------------------------------------------
 Evolving Systems, Inc. 1                              1,200           15,960
-------------------------------------------------------------------------------
 Global Payments, Inc.                                   400           18,848
                                                                 --------------
                                                                      717,071

-------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.2%
 Advanced Energy Industries, Inc. 1                      400           10,420
-------------------------------------------------------------------------------
 Altera Corp. 1                                        7,100          161,170
-------------------------------------------------------------------------------
 Amkor Technology, Inc. 1                              2,100           38,241
-------------------------------------------------------------------------------
 Analog Devices, Inc.                                  4,100          187,165
-------------------------------------------------------------------------------
 Applied Materials, Inc. 1                            24,900          559,005
-------------------------------------------------------------------------------
 Applied Micro Circuits Corp. 1                        5,900           35,282
-------------------------------------------------------------------------------
 Asyst Technologies, Inc. 1                            3,300           57,255
-------------------------------------------------------------------------------
 Atmel Corp. 1                                        11,600           69,716
-------------------------------------------------------------------------------
 Axcelis Technologies, Inc. 1                          1,100           11,242
-------------------------------------------------------------------------------
 Broadcom Corp., Cl. A 1                              13,500          460,215
-------------------------------------------------------------------------------
 Brooks Automation, Inc. 1                               500           12,085
-------------------------------------------------------------------------------
 Credence Systems Corp. 1                              4,300           56,588
-------------------------------------------------------------------------------
 Cypress Semiconductor Corp. 1                        15,800          337,488
-------------------------------------------------------------------------------
 Integrated Device Technology, Inc. 1                  7,200          123,624
-------------------------------------------------------------------------------
 Intel Corp.                                         102,200        3,290,840
-------------------------------------------------------------------------------
 KLA-Tencor Corp. 1                                    3,300          193,611
-------------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc. 1                    6,800           97,784
-------------------------------------------------------------------------------
 National Semiconductor Corp. 1                       16,900          666,029
-------------------------------------------------------------------------------
 NVE Corp. 1                                             800           41,040
-------------------------------------------------------------------------------
 NVIDIA Corp. 1                                       14,500          337,125
-------------------------------------------------------------------------------
 Photronics, Inc. 1                                    1,200           23,904
-------------------------------------------------------------------------------
 Silicon Storage Technology, Inc. 1                    4,300           47,300
-------------------------------------------------------------------------------
 Teradyne, Inc. 1                                      7,900          201,055
-------------------------------------------------------------------------------
 Texas Instruments, Inc.                              29,000          852,020
-------------------------------------------------------------------------------
 TriQuint Semiconductor, Inc. 1                        6,600           46,662
                                                                 --------------
                                                                    7,916,866

-------------------------------------------------------------------------------
 SOFTWARE--4.7%
 Adobe Systems, Inc.                                     300           11,790
-------------------------------------------------------------------------------
 Amdocs Ltd. 1                                        18,500          415,880
-------------------------------------------------------------------------------
 Ascential Software Corp. 1                            1,800           46,674
-------------------------------------------------------------------------------
 Citrix Systems, Inc. 1                               10,400          220,584
-------------------------------------------------------------------------------
 Computer Associates International, Inc.               3,400           92,956
-------------------------------------------------------------------------------
 Electronic Arts, Inc. 1                              20,000          955,600
-------------------------------------------------------------------------------
 FactSet Research Systems, Inc.                          900           34,389
-------------------------------------------------------------------------------
 Henry (Jack) & Associates, Inc.                         200            4,116
-------------------------------------------------------------------------------
 Hyperion Solutions Corp. 1                              100            3,014
-------------------------------------------------------------------------------
 Macromedia, Inc. 1                                    1,100           19,624
-------------------------------------------------------------------------------
 Microsoft Corp.                                     163,500        4,502,790
-------------------------------------------------------------------------------
 Novell, Inc. 1                                        4,800           50,496

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 SOFTWARE Continued
 Oracle Corp. 1                                       66,800       $  881,760
-------------------------------------------------------------------------------
 Red Hat, Inc. 1                                       9,600          180,192
-------------------------------------------------------------------------------
 Reynolds & Reynolds Co., Cl. A                          300            8,715
-------------------------------------------------------------------------------
 Sybase, Inc. 1                                        6,000          123,480
-------------------------------------------------------------------------------
 Symantec Corp. 1                                      7,800          270,270
-------------------------------------------------------------------------------
 Synopsys, Inc. 1                                      7,600          256,576
-------------------------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1                11,100          319,791
-------------------------------------------------------------------------------
 Veritas Software Corp. 1                              9,800          364,168
                                                                 --------------
                                                                    8,762,865

-------------------------------------------------------------------------------
 MATERIALS--1.9%
-------------------------------------------------------------------------------
 CHEMICALS--0.8%
 Cytec Industries, Inc. 1                                600           23,034
-------------------------------------------------------------------------------
 Dow Chemical Co.                                      3,700          153,809
-------------------------------------------------------------------------------
 Du Pont (E.I.) de Nemours & Co.                      13,100          601,159
-------------------------------------------------------------------------------
 Engelhard Corp.                                       1,000           29,950
-------------------------------------------------------------------------------
 Hercules, Inc. 1                                     14,100          172,020
-------------------------------------------------------------------------------
 Monsanto Co.                                         13,900          400,042
-------------------------------------------------------------------------------
 OM Group, Inc. 1                                      2,500           65,475
                                                                 --------------
                                                                    1,445,489

-------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.0%
 Florida Rock Industries, Inc.                           200           10,970
-------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--0.1%
 Sealed Air Corp. 1                                    3,800          205,732
-------------------------------------------------------------------------------
 METALS & MINING--0.7%
 Alcan, Inc.                                           5,300          248,835
-------------------------------------------------------------------------------
 Alcoa, Inc.                                          19,700          748,600
-------------------------------------------------------------------------------
 GrafTech International Ltd. 1                         3,400           45,900
-------------------------------------------------------------------------------
 Peabody Energy Corp.                                  4,100          171,011
-------------------------------------------------------------------------------
 Schnitzer Steel Industries, Inc.                      1,400           84,700
                                                                 --------------
                                                                    1,299,046

-------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.3%
 Georgia-Pacific Corp.                                11,000          337,370
-------------------------------------------------------------------------------
 Louisiana-Pacific Corp. 1                            13,400          239,592
                                                                 --------------
                                                                      576,962

-------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--4.5%
-------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
 BellSouth Corp.                                      23,300          659,390
-------------------------------------------------------------------------------
 Citizens Communications Co. 1                        17,200          213,624
-------------------------------------------------------------------------------
 Hughes Electronics Corp. 1                               82            1,357
-------------------------------------------------------------------------------
 NTL, Inc. 1                                           1,300           90,675
-------------------------------------------------------------------------------
 SBC Communications, Inc.                             94,900        2,474,043
-------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                              8,900          146,138

11  |  GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
-------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES Continued
 Verizon Communications, Inc.                         70,200     $  2,462,616
                                                                 --------------
                                                                    6,047,843

-------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--1.3%
 AT&T Wireless Services, Inc. 1                       68,400          546,516
-------------------------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1                 65,100        1,826,706
-------------------------------------------------------------------------------
 Wireless Facilities, Inc. 1                             700           10,402
                                                                 --------------
                                                                    2,383,624

-------------------------------------------------------------------------------
 UTILITIES--1.0%
-------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.7%
 Allegheny Energy, Inc. 1                              1,200           15,312
-------------------------------------------------------------------------------
 CenterPoint Energy, Inc.                              2,800           27,132
-------------------------------------------------------------------------------
 Constellation Energy Group, Inc.                      7,900          309,364
-------------------------------------------------------------------------------
 Edison International 1                                4,400           96,492
-------------------------------------------------------------------------------
 Exelon Corp.                                          9,775          648,669
-------------------------------------------------------------------------------
 FirstEnergy Corp.                                     1,000           35,200
-------------------------------------------------------------------------------
 Puget Energy, Inc.                                      200            4,754
-------------------------------------------------------------------------------
 TXU Corp.                                             1,300           30,836
-------------------------------------------------------------------------------
 Wisconsin Energy Corp.                                4,200          140,490
                                                                 --------------
                                                                    1,308,249

-------------------------------------------------------------------------------
 GAS UTILITIES--0.0%
 ONEOK, Inc.                                           2,200           48,576
-------------------------------------------------------------------------------
 MULTI-UTILITIES & UNREGULATED POWER--0.3%
 Dynegy, Inc. 1                                        5,100           21,828
-------------------------------------------------------------------------------
 Equitable Resources, Inc.                             1,000           42,920
-------------------------------------------------------------------------------
 MDU Resources Group, Inc.                               600           14,286
-------------------------------------------------------------------------------
 Questar Corp.                                           300           10,545
-------------------------------------------------------------------------------
 Williams Cos., Inc. (The)                            43,500          427,168
                                                                 --------------
                                                                      516,747
                                                                 --------------
 Total Common Stocks (Cost $160,816,522)                          183,828,342

                                                                 MARKET VALUE
                                                      SHARES       SEE NOTE 1
 PREFERRED STOCKS--0.0%
 Wachovia Corp., Dividend Equalization
 Preferred Shares (Cost $0)                            2,000     $         10

                                                   PRINCIPAL
                                                      AMOUNT
-------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--0.1%
 Undivided interest of 0.15% in joint repurchase
 agreement (Principal Amount/Market Value
 $109,556,000, with a maturity value of $109,560,869)
 with Banc One Capital Markets, Inc., 0.80%, dated
 12/31/03, to be repurchased at $160,007 on
 1/2/04, collateralized by U.S. Treasury Bonds,
 4.25%, 11/30/13, with a value of $111,861,618
 (Cost $160,000)                                    $160,000          160,000

-------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $160,976,522)                                    98.3%     183,988,352
-------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                         1.7        3,158,724
                                                    ---------------------------
 NET ASSETS                                            100.0%    $187,147,076
                                                    ===========================

FOOTNOTE TO STATEMENT OF INVESTMENTS
1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12  |  GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003

------------------------------------------------------------------------------------------------------

 ASSETS

 Investments, at value (including securities loaned of approximately $28,813,000)
 (cost $160,976,522)--see accompanying statement                                       $ 183,988,352
------------------------------------------------------------------------------------------------------
 Cash                                                                                      2,455,154
------------------------------------------------------------------------------------------------------
 Collateral for securities loaned                                                         29,386,689
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                          3,199,831
 Interest and dividends                                                                      206,393
 Shares of capital stock sold                                                                 32,642
 Other                                                                                         3,072
                                                                                       ---------------
 Total assets                                                                            219,272,133

------------------------------------------------------------------------------------------------------
 LIABILITIES

 Return of collateral for securities loaned                                               29,386,689
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                     2,550,178
 Shares of capital stock redeemed                                                            148,178
 Shareholder reports                                                                           8,829
 Directors' compensation                                                                       1,760
 Transfer and shareholder servicing agent fees                                                   833
 Other                                                                                        28,590
                                                                                       ---------------
 Total liabilities                                                                        32,125,057

------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                            $ 187,147,076
                                                                                       ===============

------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                                  $     107,778
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                              273,884,857
------------------------------------------------------------------------------------------------------
 Accumulated net investment income                                                         1,948,913
------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions         (111,806,332)
------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                            23,011,860
                                                                                       ---------------
 NET ASSETS--applicable to 107,778,396 shares of capital stock outstanding             $ 187,147,076
                                                                                       ===============

------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                      $1.74

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13  |  GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003

-------------------------------------------------------------------------------------------

 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $8,502)                       $ 3,083,854
-------------------------------------------------------------------------------------------
 Interest                                                                          32,390
-------------------------------------------------------------------------------------------
 Portfolio lending fees                                                             9,233
                                                                              -------------
 Total investment income                                                        3,125,477

-------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                1,063,482
-------------------------------------------------------------------------------------------
 Accounting service fees                                                           15,000
-------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                     10,412
-------------------------------------------------------------------------------------------
 Directors' compensation                                                            8,691
-------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                        3,302
-------------------------------------------------------------------------------------------
 Other                                                                             35,808
                                                                              -------------
 Total expenses                                                                 1,136,695
 Less reduction to custodian expenses                                                (364)
                                                                              -------------
 Net expenses                                                                   1,136,331

-------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                          1,989,146

-------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                   (8,700,120)
 Foreign currency transactions                                                     35,239
                                                                              -------------
 Net realized loss                                                             (8,664,881)
-------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                   47,277,677
 Translation of assets and liabilities denominated in foreign currencies          207,105
                                                                              -------------
 Net change in unrealized appreciation (depreciation)                          47,484,782

-------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $40,809,047
                                                                              =============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14  |  GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED DECEMBER 31,                                                          2003             2002
---------------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income                                                    $  1,989,146     $  1,955,076
---------------------------------------------------------------------------------------------------------
 Net realized loss                                                          (8,664,881)     (30,724,221)
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                       47,484,782      (14,089,554)
                                                                          -------------------------------
 Net increase (decrease) in net assets resulting from operations            40,809,047      (42,858,699)

---------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income                                       (1,952,550)      (2,049,068)

---------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net decrease in net assets resulting from capital stock transactions      (17,202,781)     (32,173,478)

---------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                                  21,653,716      (77,081,245)
---------------------------------------------------------------------------------------------------------
 Beginning of period                                                       165,493,360      242,574,605
                                                                          -------------------------------
 End of period [including accumulated net investment
 income of $1,948,913 and $1,919,098, respectively]                       $187,147,076     $165,493,360
                                                                          ===============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15  |  GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

 YEAR ENDED DECEMBER 31,                                          2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                           $ 1.39        $ 1.73        $ 1.96        $ 2.99        $ 3.27
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                             .02           .02           .02           .03           .05
 Net realized and unrealized gain (loss)                           .35          (.34)         (.23)         (.35)         (.17)
                                                                 ----------------------------------------------------------------
 Total from investment operations                                  .37          (.32)         (.21)         (.32)         (.12)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             (.02)         (.02)         (.02)         (.05)         (.04)
 Distributions from net realized gain                               --            --            --          (.66)         (.12)
                                                                 ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                  (.02)         (.02)         (.02)         (.71)         (.16)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $1.74         $1.39         $1.73         $1.96         $2.99
                                                                 ================================================================

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                              26.81%       (18.97)%      (10.61)%      (12.66)%       (3.76)%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                     $187,147      $165,493      $242,575      $333,211      $668,139
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $170,217      $203,660      $273,890      $460,272      $808,715
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                            1.17%         0.96%         0.75%         0.78%         1.28%
 Total expenses                                                   0.67% 3       0.68% 3       0.64% 3       0.59% 3       0.53% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            86%           88%           76%          118%          132%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the
 Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
 sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance
 Co., an affiliate of the investment advisor.
    The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

17  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
          UNDISTRIBUTED   UNDISTRIBUTED       ACCUMULATED   OTHER INVESTMENTS
          NET INVESTMENT      LONG-TERM              LOSS  FOR FEDERAL INCOME
          INCOME                   GAIN  CARRYFORWARD 1,2        TAX PURPOSES
          -------------------------------------------------------------------
          $1,948,914                $--      $106,506,024         $17,711,553

 1. As of December 31, 2003, the Portfolio had $106,506,024 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2008         $ 32,898,936
                              2009           38,285,188
                              2010           28,419,014
                              2011            6,902,886
                                           ------------
                              Total        $106,506,024
                                           ============

 2. During the fiscal years ended December 31, 2003 and December 31, 2002, the
 Portfolio did not utilize any capital loss carryforwards.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
 Accordingly, the following amounts have been reclassified for December 31,
 2003. Net assets of the Portfolio were unaffected by the reclassifications.

                 REDUCTION TO                       REDUCTION TO
                 ACCUMULATED                     ACCUMULATED NET
                 NET INVESTMENT                 REALIZED LOSS ON
                 INCOME                              INVESTMENTS
                 -----------------------------------------------
                 $6,781                                   $6,781

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:

                                                   YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2003  DECEMBER 31, 2002
                 ---------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                   $1,952,550         $2,049,068

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $166,276,829
                                                            ============
                 Gross unrealized appreciation                21,830,148
                 Gross unrealized depreciation                (4,118,595)
                                                            ------------
                 Net unrealized appreciation                $ 17,711,553
                                                            ============

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

18  |  GROWTH PORTFOLIO

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                     YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                         SHARES            AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------

 Sold                                                 3,194,708      $  4,737,879           3,791,596      $  6,099,968
 Dividends and/or distributions reinvested            1,501,961         1,952,550           1,164,242         2,049,068
 Redeemed                                           (16,129,625)      (23,893,210)        (25,761,205)      (40,322,514)
                                                    ---------------------------------------------------------------------
 Net decrease                                       (11,432,956)     $(17,202,781)        (20,805,367)     $(32,173,478)
                                                    =====================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $143,780,413 and $161,000,079, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.
--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the
 Portfolio. The Portfolio pays OFS a per account fee. For the year ended
 December 31, 2003, the Portfolio paid $10,012 to OFS for services to the
 Portfolio.
    Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

19  |  GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. SECURITIES LENDING
 The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of
 US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Portfolio had on loan securities valued at approximately $28,813,000. Cash of $29,386,689 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
 7. BORROWING AND LENDING ARRANGEMENTS
 The Portfolio entered into an "interfund borrowing and lending arrangement"
 with other Portfolios in the Oppenheimer funds complex, to allow Portfolios to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to
 allow these affiliated Portfolios to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Portfolio's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other
 Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager.
 The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another Portfolio, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
    The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

20  |  GROWTH PORTFOLIO

17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH
 FUND/VA:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer International Growth Fund/VA, a series of Panorama Series Fund,
 Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer International Growth Fund/VA as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

 Denver, Colorado
 February 12, 2004

STATEMENT OF INVESTMENTS  December 31, 2003

                                                                    MARKET VALUE
                                              SHARES                SEE NOTE 1
--------------------------------------------------------------------------------
 COMMON STOCKS--92.7%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--16.2%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--1.4%
 Continental AG                               35,134                $ 1,337,466
--------------------------------------------------------------------------------
 AUTOMOBILES--0.6%
 Porsche AG, Preferred                           943                    557,854
--------------------------------------------------------------------------------
 DISTRIBUTORS--0.2%
 Medion AG                                     6,025                    236,729
--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--0.5%
 Carnival Corp.                               11,800                    468,814
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.0%
 Groupe SEB SA                                 4,490                    560,683
--------------------------------------------------------------------------------
 Thomson SA                                   18,410                    391,746
                                                                    ------------
                                                                        952,429
--------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--1.2%
 LG Home Shopping, Inc.                       23,190                  1,171,664
--------------------------------------------------------------------------------
 MEDIA--7.8%
 British Sky Broadcasting Group plc 1         59,081                    743,520
--------------------------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR             14,600                    581,956
--------------------------------------------------------------------------------
 Mediaset SpA                                123,400                  1,466,229
--------------------------------------------------------------------------------
 News Corp. Ltd. (The)                        85,484                    772,251
--------------------------------------------------------------------------------
 Societe Television Francaise 1               37,830                  1,320,804
--------------------------------------------------------------------------------
 Sogecable SA 1                               14,900                    519,845
--------------------------------------------------------------------------------
 Vivendi Universal SA 1                       59,460                  1,445,248
--------------------------------------------------------------------------------
 Zee Telefilms Ltd.                          237,500                    781,082
                                                                    ------------
                                                                      7,630,935
--------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.0%
 Hennes & Mauritz AB, B Shares                53,200                  1,264,325
--------------------------------------------------------------------------------
 New Dixons Group plc                        296,919                    738,827
                                                                    ------------
                                                                      2,003,152

--------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--1.5%
 Compagnie Financiere Richemont AG,
 A Units                                      18,677                    448,520
--------------------------------------------------------------------------------
 Luxottica Group SpA                          57,300                    990,173
                                                                    ------------
                                                                      1,438,693

--------------------------------------------------------------------------------
 CONSUMER STAPLES--4.2%
--------------------------------------------------------------------------------
 BEVERAGES--2.0%
 Foster's Group Ltd.                         165,538                    561,261
--------------------------------------------------------------------------------
 Pernod-Ricard SA                             12,890                  1,433,214
                                                                    ------------
                                                                      1,994,475

--------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--0.9%
 Carrefour SA                                 12,150                    666,962
--------------------------------------------------------------------------------
 Woolworths Ltd.                              28,400                    252,496
                                                                    ------------
                                                                        919,458

                                                                    MARKET VALUE
                                              SHARES                SEE NOTE 1
--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.3%

 Cadbury Schweppes plc                        64,850                $   476,265
--------------------------------------------------------------------------------
 Unilever plc                                 79,200                    738,319
                                                                    ------------
                                                                      1,214,584

--------------------------------------------------------------------------------
 ENERGY--0.8%
--------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.4%
 Technip-Coflexip SA                           4,080                    441,553
--------------------------------------------------------------------------------
 OIL & GAS--0.4%
 Tsakos Energy Navigation Ltd.                20,900                    385,605
--------------------------------------------------------------------------------
 FINANCIALS--16.3%
--------------------------------------------------------------------------------
 COMMERCIAL BANKS--9.7%
 ABN Amro Holding NV                          32,600                    762,777
--------------------------------------------------------------------------------
 Anglo Irish Bank Corp.                      209,012                  3,298,109
--------------------------------------------------------------------------------
 ICICI Bank Ltd., Sponsored ADR               74,325                  1,276,904
--------------------------------------------------------------------------------
 Mitsubishi Tokyo Financial Group, Inc.          199                  1,552,337
--------------------------------------------------------------------------------
 Royal Bank of Scotland Group plc (The)       27,900                    822,098
--------------------------------------------------------------------------------
 Societe Generale, Cl. A                      11,840                  1,045,407
--------------------------------------------------------------------------------
 UFJ Holdings, Inc. 1                            149                    716,012
                                                                    ------------
                                                                      9,473,644

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--5.1%
 3i Group plc                                142,570                  1,575,995
--------------------------------------------------------------------------------
 Ackermans & van Haaren NV                    12,000                    262,613
--------------------------------------------------------------------------------
 Collins Stewart Tullett plc                 213,125                  1,688,253
--------------------------------------------------------------------------------
 MLP AG 1                                     72,617                  1,428,890
                                                                    ------------
                                                                      4,955,751

--------------------------------------------------------------------------------
 REAL ESTATE--1.1%
 Solidere, GDR 2                             102,500                    512,500
--------------------------------------------------------------------------------
 Sumitomo Realty & Development Co. Ltd.       60,000                    528,506
                                                                    ------------
                                                                      1,041,006

--------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--0.4%
 Housing Development Finance Corp. Ltd.       30,000                    423,682
--------------------------------------------------------------------------------
 HEALTH CARE--14.6%
--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
 Essilor International SA                      8,830                    456,647
--------------------------------------------------------------------------------
 Ortivus AB, B Shares 1                       67,700                    313,317
                                                                    ------------
                                                                        769,964

--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.4%
 Nicox SA 1                                   89,150                    371,083
--------------------------------------------------------------------------------
 PHARMACEUTICALS--13.4%
 AstraZeneca plc                              19,930                    956,163
--------------------------------------------------------------------------------
 Aventis SA                                    9,650                    637,815
--------------------------------------------------------------------------------
 Biovail Corp. 1                               6,900                    148,281
--------------------------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.,
 Sponsored ADR                                23,100                    731,115
--------------------------------------------------------------------------------
 Fujisawa Pharmaceutical Co. Ltd.             17,000                    362,462

5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
                                                                    MARKET VALUE
                                              SHARES                SEE NOTE 1
--------------------------------------------------------------------------------
 PHARMACEUTICALS Continued
 GlaxoSmithKline plc                          50,306                $ 1,152,709
--------------------------------------------------------------------------------
 H. Lundbeck AS                               43,400                    720,497
--------------------------------------------------------------------------------
 NeuroSearch AS 1                             27,700                    793,017
--------------------------------------------------------------------------------
 Novogen Ltd. 1                              681,900                  3,765,990
--------------------------------------------------------------------------------
 Pliva d.d., GDR 3                            11,800                    194,818
--------------------------------------------------------------------------------
 Sanofi-Synthelabo SA                         12,950                    975,169
--------------------------------------------------------------------------------
 Schering AG                                  12,842                    650,522
--------------------------------------------------------------------------------
 Shionogi & Co. Ltd.                          51,000                    949,855
--------------------------------------------------------------------------------
 SkyePharma plc 1                            681,890                    918,566
--------------------------------------------------------------------------------
 Takeda Chemical Industries Ltd.               5,000                    198,283
                                                                    ------------
                                                                      13,155,262

--------------------------------------------------------------------------------
 INDUSTRIALS--14.4%
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--3.7%
 Empresa Brasileira de Aeronautica SA,
 Preference                                  401,126                  3,573,289
--------------------------------------------------------------------------------
 AIR FREIGHT & LOGISTICS--0.2%
 Sinotrans Ltd.                              430,000                    193,853
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--3.1%
 BTG plc 1                                   282,110                    849,695
--------------------------------------------------------------------------------
 Buhrmann NV                                 111,225                    969,430
--------------------------------------------------------------------------------
 Prosegur Compania de Seguridad SA            22,000                    357,971
--------------------------------------------------------------------------------
 Randstad Holding NV                          34,700                    841,675
                                                                    ------------
                                                                      3,018,771

--------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--1.4%
 Koninklijke Boskalis Westminster NV          37,100                    978,507
--------------------------------------------------------------------------------
 Leighton Holdings Ltd.                       41,590                    370,078
                                                                    ------------
                                                                      1,348,585

--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.2%
 Ushio, Inc.                                  74,000                  1,228,385
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--3.9%
 Aalberts Industries NV                      110,449                  2,860,135
--------------------------------------------------------------------------------
 Siemens AG                                   11,759                    946,296
                                                                    ------------
                                                                      3,806,431

--------------------------------------------------------------------------------
 MACHINERY--0.9%
 Hyundai Heavy Industries Co. Ltd. 1          28,365                    892,730
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--19.5%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.2%
 Nokia Oyj                                    25,500                    440,974
--------------------------------------------------------------------------------
 Telefonaktiebolaget LM Ericsson AB,
 B Shares 1                                  953,400                  1,709,291
                                                                    ------------
                                                                      2,150,265

--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.5%
 Logitech International SA 1                  10,733                    464,294

                                                                    MARKET VALUE
                                              SHARES                SEE NOTE 1
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--5.9%
 Alps Electric Co. Ltd.                       25,000                $   365,774
--------------------------------------------------------------------------------
 Epcos AG 1                                   61,574                  1,397,219
--------------------------------------------------------------------------------
 Keyence Corp.                                 4,100                    864,225
--------------------------------------------------------------------------------
 Nippon Electric Glass Co. Ltd.               36,000                    700,383
--------------------------------------------------------------------------------
 Omron Corp.                                  58,686                  1,191,024
--------------------------------------------------------------------------------
 Tandberg ASA 1                              175,900                  1,295,560
                                                                    ------------
                                                                      5,814,185

--------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--1.1%
 T-Online International AG 1                  28,852                    373,023
--------------------------------------------------------------------------------
 Yahoo Japan Corp. 1                              53                    712,140
                                                                    ------------
                                                                      1,085,163

--------------------------------------------------------------------------------
 IT SERVICES--4.2%
 Amadeus Global Travel Distribution SA        87,800                    570,345
--------------------------------------------------------------------------------
 Getronics NV 1                              265,900                    556,753
--------------------------------------------------------------------------------
 Infosys Technologies Ltd.                    11,197                  1,365,408
--------------------------------------------------------------------------------
 NIIT Ltd.                                    94,200                    562,000
--------------------------------------------------------------------------------
 NTT Data Corp.                                  145                    547,961
--------------------------------------------------------------------------------
 United Internet AG                           18,930                    454,864
                                                                    ------------
                                                                      4,057,331

--------------------------------------------------------------------------------
 OFFICE ELECTRONICS--2.1%
 Canon, Inc.                                  24,000                  1,117,477
--------------------------------------------------------------------------------
 Konica Minolta Holdings, Inc.                72,000                    968,107
                                                                    ------------
                                                                      2,085,584

--------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.6%
 ASM International NV 1                       82,100                  1,661,704
--------------------------------------------------------------------------------
 Jenoptik AG                                  79,615                    898,781
                                                                    ------------
                                                                      2,560,485

--------------------------------------------------------------------------------
 SOFTWARE--0.9%
 UBI Soft Entertainment SA 1                  16,205                    457,043
--------------------------------------------------------------------------------
 Unit 4 Agresso NV 1                          35,200                    389,384
                                                                    ------------
                                                                        846,427

--------------------------------------------------------------------------------
 MATERIALS--1.6%
--------------------------------------------------------------------------------
 METALS & MINING--1.6%
 Companhia Vale do Rio Doce,
 Sponsored ADR                                29,500                  1,519,545
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--5.1%
--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--5.1%
 KDDI Corp.                                      256                  1,466,679
--------------------------------------------------------------------------------
 SK Telecom Co. Ltd.                           2,770                    462,635
--------------------------------------------------------------------------------
 Telecom Italia Mobile SpA                    81,000                    440,350
--------------------------------------------------------------------------------
 Vodafone Group plc                        1,037,160                  2,571,493
                                                                    ------------
                                                                      4,941,157
                                                                    ------------
 Total Common Stocks (Cost $71,310,920)                              90,530,283

6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                                    MARKET VALUE
                                               UNITS                SEE NOTE 1
--------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 UBI Soft Entertainment SA Wts.,
 Exp. 5/14/06 1 (Cost $0)                      6,285                $     3,250

                                           PRINCIPAL
                                              AMOUNT
--------------------------------------------------------------------------------
 SHORT-TERM NOTES--3.1%
 Federal Home Loan Bank,
 1%, 1/2/04 (Cost $2,999,950)             $3,000,000                  2,999,950

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--4.4%
 Undivided interest of 3.90% in joint repurchase
 agreement (Principal Amount/Market Value
 $109,556,000, with a maturity value of $109,560,869)
 with Banc One Capital Markets, Inc., 0.80%, dated
 12/31/03, to be repurchased at $4,277,190 on
 1/2/04, collateralized by U.S. Treasury Bonds,
 4.25%, 11/30/13, with a value of $111,861,618
 (Cost $4,277,000)                         4,277,000                  4,277,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $78,587,870)                            100.2%                97,810,483
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS
 OF OTHER ASSETS                                (0.2)                  (200,671)
                                             -----------------------------------
 NET ASSETS                                    100.0%               $97,609,812
                                             ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid. See Note 6 of Notes to Financial
Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $194,818 or 0.20% of the Fund's net assets as of December 31, 2003.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE
OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC HOLDINGS              MARKET VALUE           PERCENT
----------------------------------------------------------------
 Japan                             $13,469,610             13.8%
 Great Britain                      13,231,903             13.5
 France                             10,206,624             10.4
 The Netherlands                     9,020,365              9.2
 Germany                             8,281,644              8.5
 United States                       7,894,045              8.1
 Australia                           5,722,076              5.9
 India                               5,140,191              5.3
 Brazil                              5,092,834              5.2
 Ireland                             3,298,109              3.4
 Sweden                              3,286,933              3.4
 Italy                               2,896,752              3.0
 Korea, Republic of South            2,527,029              2.6
 Norway                              1,681,165              1.7
 Denmark                             1,513,514              1.3
 Spain                               1,448,161              1.5
 Switzerland                           912,814              0.9
 Mexico                                581,956              0.6
 Lebanon                               512,500              0.5
 Finland                               440,974              0.5
 Belgium                               262,613              0.3
 Croatia                               194,818              0.2
 China                                 193,853              0.2
                                   -----------------------------
 Total                             $97,810,483            100.0%
                                   =============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003

--------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $78,587,870)--
  see accompanying statement                                       $ 97,810,483
--------------------------------------------------------------------------------
 Cash                                                                    98,388
--------------------------------------------------------------------------------
 Cash--foreign currencies (cost $2,686)                                   2,712
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                    5,860
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                           375,599
 Investments sold                                                       530,682
 Interest and dividends                                                 121,946
 Other                                                                    2,415
                                                                   -------------
 Total assets                                                        98,948,085

--------------------------------------------------------------------------------
 LIABILITIES

 Unrealized depreciation on foreign currency contracts                      702
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                1,112,691
 Shares of capital stock redeemed                                       101,365
 Foreign capital gains taxes                                             87,037
 Shareholder reports                                                     10,663
 Distribution and service plan fees                                       2,503
 Directors' compensation                                                  1,482
 Transfer and shareholder servicing agent fees                              841
 Other                                                                   20,989
                                                                   -------------
 Total liabilities                                                    1,338,273

--------------------------------------------------------------------------------
 NET ASSETS                                                        $ 97,609,812
                                                                   =============

--------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                              $     87,084
-------------------------------------------------------------------------------
 Additional paid-in capital                                         128,241,207
-------------------------------------------------------------------------------
 Accumulated net investment loss                                        (16,939)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                      (49,845,214)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies            19,143,674
                                                                   -------------
 NET ASSETS                                                        $ 97,609,812
                                                                   =============

--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Non-Service Shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $92,026,966 and 82,276,659 shares of capital
 stock outstanding)                                                       $1.12
--------------------------------------------------------------------------------
 Service Shares:
 Net asset value, redemption price per share and offering price per share (based on net assets of $5,582,846 and 4,807,405 shares
 of capital stock outstanding)                                            $1.16

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003

--------------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $121,504)          $  1,060,510
--------------------------------------------------------------------------------
 Interest                                                                20,430
                                                                   -------------
 Total investment income                                              1,080,940

--------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                        721,550
--------------------------------------------------------------------------------
 Distribution and service plan fees--Service shares                       5,466
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Non-Service shares                                                      10,397
 Service shares                                                              99
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             28,193
--------------------------------------------------------------------------------
 Shareholder reports                                                     12,353
--------------------------------------------------------------------------------
 Directors' compensation                                                  6,980
--------------------------------------------------------------------------------
 Other                                                                   35,825
                                                                   -------------
 Total expenses                                                         820,863
 Less reduction to custodian expenses                                      (291)
                                                                   -------------
 Net expenses                                                           820,572

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                  260,368

--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                        (21,493,063)
 Foreign currency transactions                                        6,796,965
                                                                   -------------
 Net realized loss                                                  (14,696,098)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments (net of foreign capital gains tax of $87,037)           42,729,182
 Translation of assets and liabilities denominated in
 foreign currencies                                                   3,905,079
                                                                   -------------
 Net change in unrealized appreciation (depreciation)                46,634,261

--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 32,198,531
                                                                   =============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED DECEMBER 31,                                                    2003                  2002
-------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income                                              $    260,368          $    976,167
-------------------------------------------------------------------------------------------------------
 Net realized loss                                                   (14,696,098)          (16,724,753)
-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                 46,634,261            (9,257,317)
                                                                    -----------------------------------
 Net increase (decrease) in net assets resulting
 from operations                                                      32,198,531           (25,005,903)

-------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Non-Service shares                                                     (996,174)             (649,038)
 Service shares                                                          (14,103)               (1,328)

-------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Non-Service shares                                                     (148,956)          (12,200,129)
 Service shares                                                        3,569,304               923,076

-------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                            34,608,602           (36,933,322)
-------------------------------------------------------------------------------------------------------
 Beginning of period                                                  63,001,210            99,934,532
                                                                    -----------------------------------
 End of period [including accumulated net investment
 income (loss) of $(16,939) and $964,065, respectively]             $ 97,609,812          $ 63,001,210
                                                                    ===================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

 NON-SERVICE SHARES YEAR ENDED DECEMBER 31,                     2003        2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                        $  0.76     $  1.07      $   1.74      $   2.30      $   1.57
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            -- 1       .01           .01            -- 1          -- 1
 Net realized and unrealized gain (loss)                         .37        (.31)         (.39)         (.11)          .77
                                                             ----------------------------------------------------------------
 Total from investment operations                                .37        (.30)         (.38)         (.11)          .77
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.01)       (.01)           -- 1        (.03)         (.01)
 Distributions from net realized gain                             --          --          (.29)         (.42)         (.03)
                                                             ----------------------------------------------------------------
 Total dividends and/or distributions to shareholders           (.01)       (.01)         (.29)         (.45)         (.04)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $1.12       $0.76         $1.07         $1.74         $2.30
                                                             ================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                            50.13%     (28.51)%      (24.31)%       (9.43)%       50.37%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $92,027     $62,091      $ 99,831      $144,901      $147,345
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $70,042     $83,511      $117,814      $162,028      $107,403
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                          0.37%       1.17%         0.69%         0.24%         0.17%
 Total expenses                                                 1.12% 4     1.12% 4       1.05% 4       1.17% 4       1.08% 4
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          71%         40%           44%           72%          127%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued

 SERVICE SHARES YEAR ENDED DECEMBER 31,                         2003        2002          2001 1
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                         $ 0.81      $ 1.08        $ 1.22
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .01         .01            -- 2
 Net realized and unrealized gain (loss)                         .35        (.27)         (.14)
                                                              -----------------------------------
 Total from investment operations                                .36        (.26)         (.14)
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.01)       (.01)           --
 Distributions from net realized gain                             --          --            --
                                                              -----------------------------------
 Total dividends and/or distributions to shareholders           (.01)       (.01)           --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $1.16      $ 0.81        $ 1.08
                                                              ===================================

-------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                            45.53%     (24.51)%      (11.48)%

-------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                     $5,583        $910          $103
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $2,205        $603          $ 36
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                   0.03%      (0.03)%        0.28%
 Total expenses                                                 1.36%       1.41%         1.20%
 Expenses after expense reimbursement or fee waiver
 and reduction to custodian expenses                             N/A 5      1.34%          N/A 5
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          71%         40%           44%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama
 Series Fund, Inc. (the Company), which is registered under the Investment
 Company Act of 1940, as amended, as an open-end management investment company.
 The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is
 OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
 Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net

13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED        OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                 LOSS       FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2,3             TAX PURPOSES
--------------------------------------------------------------------------------
   $1,512,423                  $--          $49,675,375              $17,444,474

 1. As of December 31, 2003, the Fund had $48,844,671 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2009          $16,530,049
                              2010           12,564,594
                              2011           19,750,028
                                            -----------
                              Total         $48,844,671
                                            ===========

 2. During the fiscal years ended December 31, 2003 and December 31, 2002, the
 Fund did not utilize any capital loss carryforwards.

 3. As of December 31, 2003, the Fund had $830,704 of post-October losses available to offset future ealized capital gains, if any. Such losses, if unutilized, will expire in 2012.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

          REDUCTION TO                       REDUCTION TO
          ACCUMULATED                     ACCUMULATED NET
          NET INVESTMENT                 REALIZED LOSS ON
          INCOME                              INVESTMENTS
          -----------------------------------------------
          $231,095                               $231,095

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:
                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2003        DECEMBER 31, 2002
          ----------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                   $1,010,277                 $650,366

14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

  The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
                 Federal tax cost of securities            $  80,368,949
                 Federal tax cost of other investments         1,119,391
                                                           --------------
                 Total federal tax cost                    $  81,488,340
                                                           ==============

                 Gross unrealized appreciation             $  21,224,726
                 Gross unrealized depreciation                (3,780,252)
                                                           --------------
                 Net unrealized appreciation               $  17,444,474
                                                           ==============

 Certain foreign countries impose a tax on capital gains which is accrued by the
 Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Fund has authorized 160 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                        YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                            SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                                  186,946,297     $ 155,106,738         341,815,040     $ 332,416,733
 Dividends and/or distributions reinvested               1,556,521           996,174             590,034           649,038
 Redeemed                                             (188,023,694)     (156,251,868)       (353,484,720)     (345,265,900)
                                                      ---------------------------------------------------------------------
 Net increase (decrease)                                   479,124     $    (148,956)        (11,079,646)    $ (12,200,129)
                                                      ======================================================================

---------------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                    8,997,299     $   8,513,130          10,721,265     $  11,609,780
 Dividends and/or distributions reinvested                  20,739            14,103               1,218             1,328
 Redeemed                                               (5,340,145)       (4,957,929)         (9,688,789)      (10,688,032)
                                                      ---------------------------------------------------------------------
 Net increase                                            3,677,893     $   3,569,304           1,033,694     $     923,076
                                                     ======================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $49,259,265 and $52,162,340, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended December 31, 2003, the Fund paid $10,109 to OFS for services to the Fund.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
 Distribution and Service Plan for Service shares to pay OppenheimerFunds
 Distributor, Inc., the Distributor, for distribution-related services for the
 Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the
 Statement of Operations.
--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

 The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.

 As of December 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                          EXPIRATION          CONTRACT          VALUATION AS OF       UNREALIZED       UNREALIZED
 CONTRACT DESCRIPTION                          DATES     AMOUNT (000S)        DECEMBER 31, 2003     APPRECIATION     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 Australian Dollar [AUD]                      1/5/04               354AUD              $266,682          $ 1,413             $ --
 Euro [EUR]                            1/2/04-1/6/04               272EUR               342,728            1,950                7
 British Pound Sterling [GBP]                 1/2/04               101GBP               180,331            1,687               --
 Swedish Krone [SEK]                          1/5/04               800SEK               111,126              810               --
                                                                                                        -------------------------
                                                                                                           5,860                7
                                                                                                        -------------------------
 CONTRACTS TO SELL
 Euro [EUR]                            1/2/04-1/5/04               132EUR               166,470               --              695
                                                                                                         ------------------------
 Total Unrealized Appreciation and Depreciation                                                          $ 5,860             $702
                                                                                                         ========================

--------------------------------------------------------------------------------
 6. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 December 31, 2003 was $512,500, which represents 0.53% of the Fund's net assets.
--------------------------------------------------------------------------------
 7. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The
 SEC's order requires the Fund's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

20  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:
 We have audited the accompanying statement of assets and liabilities of Total
 Return Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Total Return Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the
 United States of America.

 DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

 Denver, Colorado
 February 12, 2004

20  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 COMMON STOCKS--65.1%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--8.9%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--1.5%
 Cooper Tire & Rubber Co.                                 400   $       8,552
--------------------------------------------------------------------------------
 Johnson Controls, Inc.                                30,800       3,576,496
--------------------------------------------------------------------------------
 Visteon Corp.                                        137,700       1,433,457
                                                                ----------------
                                                                    5,018,505

--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.3%
 Black & Decker Corp.                                  22,700       1,119,564
--------------------------------------------------------------------------------
 Centex Corp.                                          23,200       2,497,480
--------------------------------------------------------------------------------
 Stanley Works (The)                                   17,600         666,512
                                                                ----------------
                                                                    4,283,556

--------------------------------------------------------------------------------
 MEDIA--1.7%
 Comcast Corp., Cl. A 1                                20,100         660,687
--------------------------------------------------------------------------------
 Time Warner, Inc. 1                                  206,000       3,705,940
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B                                   28,800       1,278,144
                                                                ----------------
                                                                    5,644,771

--------------------------------------------------------------------------------
 MULTILINE RETAIL--1.9%
 Family Dollar Stores, Inc.                            66,600       2,389,608
--------------------------------------------------------------------------------
 Target Corp.                                          97,500       3,744,000
                                                                ----------------
                                                                    6,133,608

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.4%
 AutoNation, Inc. 1                                   182,700       3,356,199
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                      38,800       3,306,148
--------------------------------------------------------------------------------
 Home Depot, Inc.                                      10,100         358,449
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                  33,300         734,265
                                                                ----------------
                                                                    7,755,061

--------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.1%
 Liz Claiborne, Inc.                                    8,200         290,772
--------------------------------------------------------------------------------
 CONSUMER STAPLES--6.5%
--------------------------------------------------------------------------------
 BEVERAGES--0.9%
 Anheuser-Busch Cos., Inc.                             57,300       3,018,564
--------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.3%
 Wal-Mart Stores, Inc.                                 80,100       4,249,305
--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.5%
 General Mills, Inc.                                   65,200       2,953,560
--------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                      32,500       1,183,975
--------------------------------------------------------------------------------
 McCormick & Co., Inc., Non-Vtg.                       25,900        779,590
                                                                ----------------
                                                                    4,917,125

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--0.7%
 Colgate-Palmolive Co.                                 49,500       2,477,475
--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--2.1%
 Alberto-Culver Co., Cl. B                             52,900       3,336,932
--------------------------------------------------------------------------------
 Avon Products, Inc.                                   50,700       3,421,743
                                                                ----------------
                                                                    6,758,675

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 ENERGY--5.3%
--------------------------------------------------------------------------------
 OIL & GAS--5.3%
 ChevronTexaco Corp.                                   54,300   $   4,690,977
--------------------------------------------------------------------------------
 ConocoPhillips                                        58,700       3,848,959
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                    159,500       6,539,500
--------------------------------------------------------------------------------
 Marathon Oil Corp.                                    66,100       2,187,249
                                                                ----------------
                                                                   17,266,685

--------------------------------------------------------------------------------
 FINANCIALS--16.6%
--------------------------------------------------------------------------------
 COMMERCIAL BANKS--2.7%
 Bank of America Corp.                                 81,300       6,538,959
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                               52,400       2,102,288
                                                                ----------------
                                                                    8,641,247

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--6.6%
 Citigroup, Inc.                                      185,800       9,018,732
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                              118,200       4,341,486
--------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                        39,300       3,034,746
--------------------------------------------------------------------------------
 MBNA Corp.                                           167,000       4,149,950
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                             18,200       1,067,430
                                                                ----------------
                                                                   21,612,344

--------------------------------------------------------------------------------
 INSURANCE--5.1%
 ACE Ltd.                                              65,000       2,692,300
--------------------------------------------------------------------------------
 Allstate Corp.                                        37,400       1,608,948
--------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                           30,000       2,081,700
--------------------------------------------------------------------------------
 American International Group, Inc.                    45,000       2,982,600
--------------------------------------------------------------------------------
 Chubb Corp.                                           45,600       3,105,360
--------------------------------------------------------------------------------
 MBIA, Inc.                                            23,600       1,397,828
--------------------------------------------------------------------------------
 Travelers Property Casualty
 Corp., Cl. B                                         168,400       2,857,748
                                                                ----------------
                                                                   16,726,484

--------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--2.2%
 Countrywide Financial Corp.                           44,666       3,387,916
--------------------------------------------------------------------------------
 Fannie Mae                                            52,300       3,925,638
                                                                ----------------
                                                                    7,313,554

--------------------------------------------------------------------------------
 HEALTH CARE--6.7%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--0.6%
 Amgen, Inc. 1                                         32,900       2,033,220
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.2%
 Aetna, Inc.                                           21,000       1,419,180
--------------------------------------------------------------------------------
 Cardinal Health, Inc.                                 52,000       3,180,320
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                               17,700       1,175,811
--------------------------------------------------------------------------------
 Humana, Inc. 1                                        69,900       1,597,215
--------------------------------------------------------------------------------
 McKesson Corp.                                       110,700       3,560,112
--------------------------------------------------------------------------------
 Medco Health Solutions, Inc. 1                         7,368         250,438
--------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                              44,800       2,606,464
                                                                ----------------
                                                                   13,789,540

5  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 PHARMACEUTICALS--1.9%
 Allergan, Inc.                                        42,900   $   3,295,149
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                     61,100       2,822,820
                                                                ----------------
                                                                    6,117,969

--------------------------------------------------------------------------------
 INDUSTRIALS--3.4%
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--2.4%
 3M Co.                                                40,000       3,401,200
--------------------------------------------------------------------------------
 General Electric Co.                                 138,700       4,296,926
                                                                ----------------
                                                                    7,698,126

--------------------------------------------------------------------------------
 MACHINERY--1.0%
 Dover Corp.                                           83,700       3,327,075
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--8.7%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.3%
 Cisco Systems, Inc. 1                                 38,400         932,736
--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.4%
 Dell, Inc. 1                                          71,900       2,441,724
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                  116,700       2,680,599
--------------------------------------------------------------------------------
 International Business
 Machines Corp.                                        33,100       3,067,708
--------------------------------------------------------------------------------
 Lexmark International,
 Inc., Cl. A 1                                         22,400       1,761,536
--------------------------------------------------------------------------------
 NCR Corp. 1                                           34,000       1,319,200
                                                                ----------------
                                                                   11,270,767

--------------------------------------------------------------------------------
 IT SERVICES--2.5%
 Automatic Data Processing, Inc.                       46,300       1,833,943
--------------------------------------------------------------------------------
 Computer Sciences Corp. 1                             40,800       1,804,584
--------------------------------------------------------------------------------
 Electronic Data Systems Corp.                         44,400       1,089,576
--------------------------------------------------------------------------------
 First Data Corp.                                      33,100       1,360,079
--------------------------------------------------------------------------------
 Unisys Corp. 1                                       134,500       1,997,325
                                                                ----------------
                                                                    8,085,507

--------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
 Broadcom Corp., Cl. A 1                                7,300         248,857
--------------------------------------------------------------------------------
 Intel Corp.                                           98,000       3,155,600
--------------------------------------------------------------------------------
 National Semiconductor Corp. 1                        21,600         851,256
                                                                ----------------
                                                                    4,255,713

--------------------------------------------------------------------------------
 SOFTWARE--1.2%
 Microsoft Corp.                                      147,500       4,062,150
--------------------------------------------------------------------------------
 MATERIALS--3.5%
--------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.5%
 Vulcan Materials Co.                                  32,200       1,531,754
--------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--2.2%
 Ball Corp.                                            47,300       2,817,661
--------------------------------------------------------------------------------
 Bemis Co., Inc.                                       30,000       1,500,000
--------------------------------------------------------------------------------
 Pactiv Corp. 1                                       129,200       3,087,880
                                                                ----------------
                                                                    7,405,541

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.8%
 MeadWestvaco Corp.                                    88,400   $   2,629,900
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--3.0%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
 BellSouth Corp.                                      160,200       4,533,660
--------------------------------------------------------------------------------
 CenturyTel, Inc.                                      27,300         890,526
--------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                             171,200       2,811,104
                                                                ----------------
                                                                    8,235,290

--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.5%
 Nextel Communications, Inc., Cl. A 1                  61,000       1,711,660
--------------------------------------------------------------------------------
 UTILITIES--2.5%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.7%
 Constellation Energy Group, Inc.                      66,000        2,584,560
--------------------------------------------------------------------------------
 TXU Corp.                                            120,200       2,851,144
                                                                ----------------
                                                                    5,435,704

--------------------------------------------------------------------------------
 GAS UTILITIES--0.8%
 NiSource, Inc.                                       124,300       2,727,142
                                                                ----------------

 Total Common Stocks (Cost $201,850,325)                          213,357,525

                                                    PRINCIPAL
                                                     AMOUNT
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--8.3%

 Bank One Auto Securitization Trust,
 Automobile Receivables, Series
 2003-1, Cl. A2, 1.29%, 8/21/06                   $   570,000         569,868
--------------------------------------------------------------------------------
 BMW Vehicle Owner Trust,
 Automobile Loan Certificates,
 Series 2003-A, Cl. A2, 1.45%,
 11/25/05 2                                           867,200         868,609
--------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts., Series
 2002-4, Cl. A2B, 1.74%, 1/17/05 2                    378,921         379,504
--------------------------------------------------------------------------------
 Caterpillar Financial Asset Trust,
 Equipment Loan Pass-Through
 Certificates, Series 2003-A, Cl. A2,
 1.25%, 10/25/05                                      450,000         450,183
--------------------------------------------------------------------------------
 Centex Home Equity Co. LLC, Home
 Equity Loan Asset-Backed Certificates:
 Series 2003-B, Cl. AF1, 1.64%, 2/25/18 2             210,263         210,208
 Series 2003-C, Cl. AF1, 2.14%, 7/25/18               618,763         620,201
--------------------------------------------------------------------------------
 Chase Funding Mortgage Loan
 Asset-Backed Certificates, Home
 Equity Mtg. Obligations:
 Series 2003-3, Cl. 1A1, 1.199%, 8/25/17 3            328,202         328,243
 Series 2003-4, Cl. 1A1, 1.24%, 9/25/17 3             724,659         724,838
--------------------------------------------------------------------------------
 Chase Manhattan Auto Owner Trust,
 Automobile Loan Pass-Through
 Certificates:
 Series 2003-A, Cl. A2,1.26%, 1/16/06 2               280,000         280,184
 Series 2003-B, Cl. A2,1.287%, 3/15/06                350,000         350,119

6  |  TOTAL RETURN PORTFOLIO

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES Continued

 CitiFinancial Mortgage Securities,
 Inc., Home Equity Collateralized
 Mtg. Obligations:
 Series 2002-1, Cl. AF1, 2.474%,
 9/25/32                                          $   213,625   $     214,153
 Series 2003-2, Cl. AF1, 1.219%,
 5/25/33 2,3                                          339,686         339,672
 Series 2003-3, Cl. AF1, 1.261%,
 8/25/33 2,3                                          468,248         468,259
--------------------------------------------------------------------------------
 DaimlerChrysler Auto Trust,
 Automobile Loan Pass-Through
 Certificates:
 Series 2002-B, Cl. A2, 2.20%, 4/6/05                 197,088         197,413
 Series 2003-A, Cl. A2, 1.52%, 12/8/05              1,000,000       1,001,810
 Series 2003-B, Cl. A2, 1.61%, 7/8/06               1,290,000       1,280,196
--------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Loan Pass-Through
 Certificates, Series 2002-D, Cl. A2A,
 2.10%, 3/15/05                                       526,415         527,723
--------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts.:
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                551,110         552,995
 Series 2003-3, Cl. A1, 1.50%, 1/15/08                843,913         845,362
--------------------------------------------------------------------------------
 Honda Auto Receivables Owner
 Trust, Automobile Receivables
 Obligations:
 Series 2002-3, Cl. A2, 2.26%, 12/18/04               119,509         119,646
 Series 2002-4, Cl. A2, 1.66%, 6/15/05                363,385         364,010
 Series 2003-2, Cl. A2, 1.34%, 12/21/05               813,000         813,829
 Series 2003-3, Cl. A2, 1.52%, 4/21/06              1,120,000       1,121,837
 Series 2003-4, Cl. A2, 1.58%, 7/17/06              1,120,000       1,121,821
--------------------------------------------------------------------------------
 Household Automotive Trust,
 Automobile Loan Certificates:
 Series 2002-2, Cl. A2, 2.15%, 12/19/05               192,070         192,420
 Series 2003-2, Cl. A2, 1.56%, 12/18/06               570,000         570,764
--------------------------------------------------------------------------------
 Litigation Settlement Monetized
 Fee Trust, Asset-Backed Certificates,
 Series 2001-1A, Cl. A1, 8.33%, 4/25/31 2           1,569,595       1,546,542
--------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile
 Loan Certificates:
 Series 2002-1, Cl. A2, 1.95%, 7/20/05                 34,310          34,345
 Series 2002-1, Cl. A3, 2.49%, 10/22/07               860,000         867,470
 Series 2003-1, Cl. A2, 1.60%, 7/20/06                950,000         950,365
--------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto
 Retail Installment Contracts, Series
 2002-A, Cl. A2, 1.29%, 5/16/05 3,4                   260,385         260,579
--------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease
 Obligations:
 Series 2002-A, Cl. A2, 1.86%, 11/15/04 2             346,400         346,727
 Series 2003-A, Cl. A2, 1.69%, 12/15/05               750,000         752,078
--------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust,
 Automobile Receivable Nts., Series
 2003-B, Cl. A2, 1.20%, 11/15/05                    1,100,000       1,100,430

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES Continued

 Salomon Smith Barney Auto Loan
 Trust, Asset-Backed Auto Loan
 Obligations, Series 2002-1, Cl. A2,
 1.83%, 9/15/05 2                                 $   405,336   $     406,185
--------------------------------------------------------------------------------
 Toyota Auto Receivables Owner
 Trust, Automobile Mtg.-Backed
 Obligations:
 Series 2002-B, Cl. A3, 3.76%, 6/15/06                260,357         263,841
 Series 2003-A, Cl. A2, 1.28%, 8/15/05              1,055,001       1,055,963
 Series 2003-B, Cl. A2, 1.43%, 2/15/06                720,000         720,373
--------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile
 Loan Asset-Backed Nts.:
 Series 2002-1, Cl. A3, 2.41%, 10/16/06               497,189         500,762
 Series 2003-1, Cl. A2, 1.22%, 4/17/06                650,000         650,248
--------------------------------------------------------------------------------
 Volkswagen Auto Lease Trust,
 Automobile Lease Asset-Backed
 Securities, Series 2002-A, Cl. A2,
 1.77%, 2/20/05                                       580,930         581,914
--------------------------------------------------------------------------------
 Volkswagen Auto Loan Enhanced
 Trust, Automobile Loan Receivables:
 Series 2003-1, Cl. A2, 1.11%, 12/20/05               440,000         439,837
 Series 2003-2, Cl. A2, 1.55%, 6/20/06                650,000         651,049
--------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile
 Loan Receivables:
 Series 2002-1, Cl. A2, 1.88%, 6/15/05 5              680,892         682,744
 Series 2003-1, Cl. A2A, 1.40%, 4/15/06             1,020,000       1,020,886
                                                                ----------------
 Total Asset-Backed Securities (Cost $27,348,407)                  27,346,205

--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--21.9%

 CIT Equipment Collateral, Equipment
 Receivable-Backed Nts., Series
 2003-EF1, Cl. A2, 1.49%, 12/20/05                    270,000         270,131
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 5%, 1/1/34 6                                       1,609,000       1,588,385
 7%, 9/1/33-11/1/33                                 1,591,669       1,687,685
 8%, 4/1/16                                           488,154         523,966
 9%, 8/1/22-5/1/25                                    138,438         154,538
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through
 Certificates:
 Series 2500, Cl. FD, 1.62%, 3/15/32 3                246,991         245,379
 Series 2526, Cl. FE, 1.52%, 6/15/29 3                282,893         282,089
 Series 2551, Cl. FD, 1.52%, 1/15/33 3                244,124         245,116
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed
 Security:
 Series 176, Cl. IO, (0.11)%, 6/1/26 7                417,093          69,714
 Series 177, Cl. B, (2.489)%, 7/1/26 7                707,786         124,920
 Series 183, Cl. IO, 3.34%, 4/1/27 7                  682,559         116,233
 Series 184, Cl. IO, 0.119%, 12/1/26 7                665,435         112,092
--------------------------------------------------------------------------------

7  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS Continued

 Federal Home Loan Mortgage Corp.,
 Structured Pass-Through Securities,
 Collateralized Mtg. Obligations:
 Series H006, Cl. A1, 1.724%, 4/15/08             $   165,811   $     165,682
 Series T-42, Cl. A2, 5.50%, 2/25/42                  149,208         151,461
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 5%, 1/1/34 6                                       3,897,000       3,856,814
 5.50%, 1/14/34 6                                   9,970,000      10,100,856
 6.50%, 4/1/24-3/1/26                                 331,007         347,394
 6.50%, 1/25/34 6                                  22,629,000      23,668,531
 7%, 2/25/22-11/1/33                                2,467,081       2,601,513
 7%, 7/1/32 1,6                                       775,098         820,996
 7%, 1/25/34 6                                     17,971,000      19,032,403
 7.50%, 5/1/07-12/1/08                                167,165         177,899
 8%, 3/1/17-6/1/17                                     43,800          47,927
 8.50%, 7/1/32                                         96,821         104,558
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust
 2002-77, Cl. WF, 1.52%, 12/18/32 3                   422,808         424,124
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust
 2003-81, Cl. PA, 5%, 2/25/12                         263,851         270,248
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates Interest-Only
 Stripped Mtg.-Backed Security:
 Trust 2002-47, Cl. NS, 24.442%,
 4/25/32 7                                            999,524         102,618
 Trust 2002-51, Cl. S, 24.442%, 8/25/32 7             917,804          93,362
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed
 Security:
 Trust 222, Cl. 2, (2.144)%, 6/1/23 7                 878,487         164,991
 Trust 240, Cl. 2, (4.527)%, 9/1/23 7               1,392,556         257,455
 Trust 252, Cl. 2, (6.48)%, 11/1/23 7                 978,710         196,212
 Trust 273, Cl. 2, (0.977)%, 7/1/26 7                 302,019          50,991
 Trust 1993-223, Cl. PM, 0.95%,
 10/25/23 7                                           719,848          72,032
 Trust 2002-52, Cl. SD, 6.90%, 9/25/32 7            1,265,553         116,120
--------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 11/15/08-1/15/24                                 345,178         370,442
 7.50%, 1/15/09-6/15/24                               819,688         883,312
 8%, 5/15/17                                          151,420         166,847
 8.50%, 8/15/17-12/15/17                              163,929         181,956
--------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II
 LLC, Commercial Mtg. Pass-Through
 Certificates, Series PRU-HTG 2000-C1,
 Cl. A2, 7.306%, 10/6/15                              251,000         289,565
--------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Mtg. Pass-Through
 Certificates, Series 1998-S4, Cl. M1,
 6.50%, 2/25/13                                     1,132,162       1,131,775

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS Continued

 Washington Mutual Mortgage
 Securities Corp., Collateralized Mtg.
 Obligations Pass-Through Certificates,
 Series 2003-AR7, Cl. A1, 1.507%,
 8/25/33 3                                        $   590,734   $     591,182
                                                                ----------------
 Total Mortgage-Backed Obligations
 (Cost $71,151,803)                                                71,859,514

--------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--4.6%

 Federal Home Loan Bank Unsec. Bonds:
 2.875%, 12/15/06                                     590,000         594,648
 4.875%, 11/15/13                                     125,000         126,597
 Series EY06, 5.25%, 8/15/06                          867,000         928,867
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage
 Corp. Unsec. Nts.:
 4.50%, 1/15/13                                       275,000         274,114
 5.50%, 7/15/06                                     3,700,000       3,988,929
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.
 Unsec. Nts.:
 4.25%, 7/15/07                                       250,000         261,311
 7.25%, 1/15/10-5/15/30                             3,700,000       4,468,155
--------------------------------------------------------------------------------
 Tennessee Valley Authority
 Bonds, 7.125%, 5/1/30                                364,000         438,083
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 4.25%, 8/15/13                                     1,903,000       1,905,974
 5.375%, 2/15/31                                      895,000         933,633
 STRIPS, 2.99%, 2/15/10 8                             415,000         330,372
 STRIPS, 3.66%, 2/15/13 8                             750,000         502,440
--------------------------------------------------------------------------------
 U.S. Treasury Nts., 3.25%, 12/15/08                  242,000         243,721
                                                                ----------------
 Total U.S. Government Obligations
 (Cost $15,064,993)                                                14,996,844

--------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--0.1%

 United Mexican States Nts., 7.50%,
 1/14/12 (Cost $302,924)                              300,000         339,150

--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--10.5%

 Aetna, Inc., 7.375% Sr. Unsec. Nts.,
 3/1/06                                               190,000         209,144
--------------------------------------------------------------------------------
 Allied Waste North America, Inc.,
 10% Sr. Unsec. Sub. Nts., Series B,
 8/1/09                                               210,000         227,850
--------------------------------------------------------------------------------
 American Honda Finance Corp.,
 3.85% Nts., 11/6/08                                  165,000         166,324
--------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.,
 7.50% Sr. Unsec. Nts., 5/1/07                        475,000         532,960
--------------------------------------------------------------------------------
 AXA, 8.60% Unsec. Sub. Nts., 12/15/30                520,000         657,823
--------------------------------------------------------------------------------
 Bankers Trust Corp., 7.375% Unsec.
 Sub. Nts., 5/1/08                                     50,000          57,237
--------------------------------------------------------------------------------
 Beazer Homes USA, Inc., 8.625% Sr.
 Unsec. Nts., 5/15/11                                 295,000         325,975

8  |  TOTAL RETURN PORTFOLIO

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Boeing Capital Corp., 7.375% Sr. Nts.,
 9/27/10                                          $   720,000   $     828,729
--------------------------------------------------------------------------------
 British Sky Broadcasting Group plc,
 8.20% Sr. Unsec. Nts., 7/15/09                       270,000         321,876
--------------------------------------------------------------------------------
 British Telecommunications plc,
 7.875% Nts., 12/15/05                                375,000         413,481
--------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts.,
 6/30/05                                              430,000         446,313
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc., 5.875% Nts.,
 6/1/08 4                                             315,000         328,469
--------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec.
 Unsub. Nts., 4/2/12                                  330,000         390,487
--------------------------------------------------------------------------------
 Citigroup, Inc., 6.625% Unsec. Sub.
 Nts., 6/15/32                                      1,320,000       1,434,707
--------------------------------------------------------------------------------
 Citizens Communications Co.,
 9.25% Sr. Nts., 5/15/11                              325,000         384,863
--------------------------------------------------------------------------------
 Credit Suisse First Boston, Inc.
 (USA), 6.125% Nts., 11/15/11                         565,000         616,100
--------------------------------------------------------------------------------
 CSX Corp., 6.25% Unsec. Nts., 10/15/08               305,000         334,608
--------------------------------------------------------------------------------
 D.R. Horton, Inc., 9.375% Sr. Unsec.
 Sub. Nts., 3/15/11                                   275,000         313,500
--------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp.,
 6.40% Nts., 5/15/06 5                                570,000         611,038
--------------------------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06                    365,000         391,882
--------------------------------------------------------------------------------
 Deutsche Telekom International
 Finance BV, 8.50% Unsub. Nts., 6/15/10               420,000         508,608
--------------------------------------------------------------------------------
 Dime Capital Trust I, 9.33% Capital
 Securities, Series A, 5/6/27                         950,000       1,164,172
--------------------------------------------------------------------------------
 Dominion Resources, Inc., 8.125%
 Sr. Unsub. Nts., 6/15/10                             365,000         438,514
--------------------------------------------------------------------------------
 DTE Energy Co., 6.375% Sr. Nts.,
 4/15/33                                              320,000         314,669
--------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec.
 Nts., 11/15/07                                       390,000         447,461
--------------------------------------------------------------------------------
 Farmers Insurance Exchange,
 8.625% Nts., 5/1/24 4                              1,100,000       1,152,867
--------------------------------------------------------------------------------
 Ford Motor Co., 8.90% Unsec.
 Unsub. Debs., 1/15/32                                 50,000          56,192
--------------------------------------------------------------------------------
 France Telecom SA:
 8.45% Sr. Unsec. Nts., 3/1/06                        230,000         257,062
 9% Sr. Unsec. Nts., 3/1/11                           325,000         390,990
 9.75% Sr. Unsec. Nts., 3/1/31 3                       75,000          99,993
--------------------------------------------------------------------------------
 Franklin Resources, Inc., 3.70% Nts.,
 4/15/08                                              215,000         214,043
--------------------------------------------------------------------------------
 Gap, Inc. (The), 6.90% Nts., 9/15/07                 240,000         266,100
--------------------------------------------------------------------------------
 General Motors Acceptance Corp.,
 6.875% Unsec. Unsub. Nts., 8/28/12                 1,095,000       1,179,961
--------------------------------------------------------------------------------
 General Motors Corp., 8.375% Sr.
 Unsec. Debs., 7/15/33                                290,000         337,648

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Hartford Financial Services Group,
 Inc. (The), 2.375% Nts., 6/1/06                  $   175,000   $     174,225
--------------------------------------------------------------------------------
 Health Net, Inc., 8.375% Sr. Unsec.
 Unsub. Nts., 4/15/11                                 230,000         276,750
--------------------------------------------------------------------------------
 Hertz Corp. (The), 7.625% Sr. Nts.,
 6/1/12                                             1,010,000       1,095,849
--------------------------------------------------------------------------------
 Household Finance Corp., 7% Nts.,
 5/15/12                                              443,000         505,999
--------------------------------------------------------------------------------
 Hutchison Whampoa International
 Ltd., 7.45% Sr. Bonds, 11/24/33 4                    250,000         261,339
--------------------------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 4                                   445,000         473,120
 7.90% Nts., 7/2/10 4                                 275,000         328,121
--------------------------------------------------------------------------------
 Kinder Morgan, Inc., 6.50% Sr. Unsec.
 Nts., 9/1/12                                         365,000         403,452
--------------------------------------------------------------------------------
 Kroger Co. (The), 7.80% Sr. Nts.,
 8/15/07                                              445,000         508,157
--------------------------------------------------------------------------------
 Liberty Media Corp., 3.50% Nts.,
 9/25/06                                              265,000         266,530
--------------------------------------------------------------------------------
 MeadWestvaco Corp., 2.75% Nts.,
 12/1/05                                              490,000         486,081
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 3.375%
 Nts., Series B, 9/14/07                              310,000         314,276
--------------------------------------------------------------------------------
 MidAmerican Energy Holdings Co.,
 5.875% Sr. Nts., 10/1/12                             655,000         687,961
--------------------------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12                   430,000         481,014
--------------------------------------------------------------------------------
 Nationwide Financial Services, Inc.,
 5.90% Nts., 7/1/12                                   345,000         360,675
--------------------------------------------------------------------------------
 News America Holdings, Inc.,
 7.75% Sr. Unsec. Debs., 12/1/45                      425,000         504,271
--------------------------------------------------------------------------------
 Niagara Mohawk Power Corp.,
 5.375% Sr. Unsec. Nts., 10/1/04                      175,000         179,814
--------------------------------------------------------------------------------
 NiSource Finance Corp.:
 3.20% Nts., 11/1/06                                   45,000          45,394
 7.875% Sr. Unsec. Nts., 11/15/10                     475,000         565,730
--------------------------------------------------------------------------------
 Northrop Grumman Corp., 7.125%
 Sr. Nts., 2/15/11                                    345,000         399,590
--------------------------------------------------------------------------------
 Petroleos Mexicanos, 9.50% Sr. Sub.
 Nts., 9/15/27                                        200,000         237,000
--------------------------------------------------------------------------------
 PF Export Receivables Master Trust,
 3.748% Sr. Nts., Series B, 6/1/13 4                  235,000         229,201
--------------------------------------------------------------------------------
 Progress Energy, Inc., 6.55% Sr. Unsec.
 Nts., 3/1/04                                         555,000         559,166
--------------------------------------------------------------------------------
 Prudential Holdings LLC, 8.695%
 Bonds, Series C, 12/18/23 4                          510,000         631,386
--------------------------------------------------------------------------------
 Prudential Insurance Co. of America,
 8.30% Nts., 7/1/25 4                                 730,000         895,449
--------------------------------------------------------------------------------
 PSEG Energy Holdings, 7.75% Unsec.
 Nts., 4/16/07                                        315,000         335,869

9  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Pulte Homes, Inc., 8.375% Sr. Nts.,
 8/15/04                                          $   105,000   $     107,916
--------------------------------------------------------------------------------
 Rogers Wireless Communications,
 Inc., 9.625% Sr. Sec. Nts., 5/1/11                    93,000         111,600
--------------------------------------------------------------------------------
 Safeway, Inc., 4.80% Sr. Unsec. Nts.,
 7/16/07                                              450,000         467,447
--------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp.,
 3.07% Nts., Series VII, 2/25/04 3                    150,000         150,259
--------------------------------------------------------------------------------
 Shopping Center Associates, 6.75%
 Sr. Unsec. Nts., 1/15/04 4                            95,000          95,125
--------------------------------------------------------------------------------
 Sprint Capital Corp., 8.75% Nts.,
 3/15/32                                              490,000         580,901
--------------------------------------------------------------------------------
 TCI Communications, Inc., 9.80% Sr.
 Unsec. Debs., 2/1/12                                 810,000       1,058,168
--------------------------------------------------------------------------------
 TECO Energy, Inc., 10.50% Sr. Unsec.
 Nts., 12/1/07                                        255,000         298,988
--------------------------------------------------------------------------------
 Telefonos de Mexico SA, 8.25% Sr.
 Unsec. Nts., 1/26/06                                 230,000         254,743
--------------------------------------------------------------------------------
 Time Warner Cos., Inc., 9.125%
 Debs., 1/15/13                                       375,000         477,359
--------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP:
 8.375% Sr. Debs., 3/15/23                             67,000          83,282
 10.15% Sr. Nts., 5/1/12                              185,000         247,330
--------------------------------------------------------------------------------
 Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11             295,000         327,081
--------------------------------------------------------------------------------
 Tyco International Group SA,
 6.75% Sr. Unsub. Nts., 2/15/11                     1,030,000       1,130,425
--------------------------------------------------------------------------------
 Vornado Realty LP, 5.625% Sr. Unsec.
 Unsub. Nts., 6/15/07                                 375,000         400,680
--------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.75% Sr. Nts.,
 3/30/06                                              395,000         429,845
--------------------------------------------------------------------------------
 Waste Management, Inc.:
 7% Sr. Nts., 7/15/28                                 105,000         113,357
 7.75% Sr. Unsec. Nts., 5/15/32                       100,000         118,215
--------------------------------------------------------------------------------
 Weyerhaeuser Co., 5.50% Unsec.
 Unsub. Nts., 3/15/05                                 445,000         463,404
--------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                          460,000         464,165
                                                                ----------------
 Total Non-Convertible Corporate
 Bonds and Notes (Cost $32,064,080)                                34,408,355

--------------------------------------------------------------------------------
 STRUCTURED NOTES--2.6%

 Deutsche Bank AG, COUNTS Corp.
 Sec. Credit Linked Nts., Series 2003-1,
 2.89%, 1/7/05 2,3                                  2,650,000       2,612,370
--------------------------------------------------------------------------------
 JPMorgan Chase Bank, TRAC-X NA
 High Yield T2 Credit Default Swap
 Bonds, 6.05%, 3/25/09 4                            3,215,000       3,307,431
--------------------------------------------------------------------------------
 UBS AG, High Grade Credit Linked
 Nts., 2.814%, 12/10/04 2,3                         2,650,000       2,673,188
                                                                ----------------

 Total Structured Notes (Cost $8,515,000)                           8,592,989

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--5.2%

 Undivided interest of 15.49% in joint
 repurchase agreement (Principal Amount/
 Market Value $109,556,000, with a maturity
 value of $109,560,869) with Banc One
 Capital Markets, Inc., 0.80%, dated 12/31/03,
 to be repurchased at $16,975,754 on 1/2/04,
 collateralized by U.S. Treasury Bonds, 4.25%,
 11/30/13, with a value of $111,861,618
 (Cost $16,975,000)                               $16,975,000   $  16,975,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $373,272,532)                                    118.3%    387,875,582
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS
 OF OTHER ASSETS                                        (18.3)    (59,954,216)
                                                  ------------------------------
 NET ASSETS                                             100.0%  $ 327,921,366
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial
Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $7,963,087 or 2.43% of the Portfolio's net assets as of December 31, 2003.
5. Securities with an aggregate market value of $987,222 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
6. When-issued security to be delivered and settled after December 31, 2003. See
Note 1 of Notes to Financial Statements.
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,476,740 or 0.45% of the Portfolio's net assets as of December 31, 2003.
8. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

 Assets

 Investments, at value (cost $373,272,532)--see accompanying statement                     $ 387,875,582
----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                              2,423,079
 Interest, dividends and principal paydowns                                                    1,298,879
 Shares of capital stock sold                                                                     60,623
 Futures margins                                                                                  22,304
 Swap contracts                                                                                    3,406
 Other                                                                                             3,911
                                                                                           ---------------
 Total assets                                                                                391,687,784

----------------------------------------------------------------------------------------------------------
 LIABILITIES

 Bank overdraft                                                                                2,098,979
----------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $61,342,529 purchased on a when-issued basis)               61,550,558
 Shares of capital stock redeemed                                                                 65,308
 Shareholder reports                                                                              10,333
 Directors' compensation                                                                           3,126
 Transfer and shareholder servicing agent fees                                                       833
 Other                                                                                            37,281
                                                                                           ---------------
 Total liabilities                                                                            63,766,418

----------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $ 327,921,366
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                                      $     262,346
----------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                  454,488,281
----------------------------------------------------------------------------------------------------------
 Accumulated net investment income                                                             6,746,126
----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions             (148,263,264)
----------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                   14,687,877
                                                                                           ---------------
 NET ASSETS--applicable to 262,345,785 shares of capital stock outstanding                 $ 327,921,366
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                          $1.25

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

11  |  TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003

-------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest                                                          $ 4,961,549
-------------------------------------------------------------------------------
 Dividends                                                           3,841,519
                                                                   ------------
 Total investment income                                             8,803,068

-------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                     1,954,060
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            60,645
-------------------------------------------------------------------------------
 Accounting service fees                                                15,000
-------------------------------------------------------------------------------
 Directors' compensation                                                12,025
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                          10,413
-------------------------------------------------------------------------------
 Other                                                                  33,438
                                                                   ------------
 Total expenses                                                      2,085,581
 Less reduction to custodian expenses                                     (900)
                                                                   ------------
 Net expenses                                                        2,084,681

-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               6,718,387

-------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                         9,938,413
 Closing of futures contracts                                         (177,888)
 Foreign currency transactions                                          (6,469)
                                                                   ------------
 Net realized gain                                                   9,754,056
-------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                        43,678,305
 Futures contracts                                                    (232,658)
                                                                   ------------
 Net change in unrealized appreciation (depreciation)               43,445,647

-------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $59,918,090
                                                                   ============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED DECEMBER 31,                                                             2003              2002
------------------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income                                                       $  6,718,387     $  10,333,778
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       9,754,056       (70,338,752)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                          43,445,647         1,155,174
                                                                             -------------------------------
 Net increase (decrease) in net assets resulting from operations               59,918,090       (58,849,800)

------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income                                         (10,318,915)      (13,188,688)

------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net decrease in net assets resulting from capital stock transactions         (34,252,980)      (61,627,752)

------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                                     15,346,195      (133,666,240)
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                          312,575,171       446,241,411
                                                                             -------------------------------
 End of period [including accumulated net investment income of
 $6,746,126 and $10,290,597, respectively]                                   $327,921,366     $ 312,575,171
                                                                             ===============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

13  |  TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31,                                             2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                             $ 1.07        $ 1.29        $ 1.45        $ 1.75        $ 1.91
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .03           .04           .04           .07           .07
 Net realized and unrealized gain (loss)                             .19          (.22)         (.14)         (.10)         (.10)
                                                                  ---------------------------------------------------------------
 Total from investment operations                                    .22          (.18)         (.10)         (.03)         (.03)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.04)         (.04)         (.06)         (.08)         (.06)
 Distributions from net realized gain                                 --            --            --          (.19)         (.07)
                                                                  ---------------------------------------------------------------
 Total dividends and/or distributions to shareholders               (.04)         (.04)         (.06)         (.27)         (.13)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $1.25         $1.07         $1.29         $1.45         $1.75
                                                                  ===============================================================

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                                21.10%       (14.45)%       (6.94)%       (2.51)%      (1.54)%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in millions)                            $328          $313          $446          $606        $1,074
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                                   $313          $370          $509          $791        $1,230
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                              2.15%         2.79%         2.33%         2.97%         3.27%
 Total expenses                                                     0.67% 3       0.66% 3       0.65% 3       0.61% 3       0.55% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             292%          149%          108%          123%          113%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund,
 Inc. (the Company), which is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the
 Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual
 Life Insurance Co., an affiliate of the investment advisor.
    The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Portfolio invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Portfolio also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 2.6% of the Portfolio's net assets and resulted in unrealized gains of $77,989. The Portfolio also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
 SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the
 Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the
 Portfolio had entered into net when issued commitments of $61,342,529.
    In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.

15  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
    UNDISTRIBUTED   UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT      LONG-TERM                    LOSS     FOR FEDERAL INCOME
    INCOME                   GAIN      CARRYFORWARD 1,2,3           TAX PURPOSES
    ----------------------------------------------------------------------------
    $6,746,129                 $--           $148,148,899            $14,573,510

 1. As of December 31, 2003, the Portfolio had $148,095,137 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2008         $ 15,121,625
                              2009           62,949,621
                              2010           70,023,891
                                           ------------
                              Total        $148,095,137
                                           ============

 2. During the fiscal year December 31, 2003, the Portfolio utilized $3,339,911 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Portfolio did not utilize any capital loss carryforwards.

 3. As of December 31, 2003, the Portfolio had $53,762 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.

16  |  TOTAL RETURN PORTFOLIO

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
 Accordingly, the following amounts have been reclassified for December 31,
 2003. Net assets of the Portfolio were unaffected by the reclassifications.

           INCREASE TO                         INCREASE TO
           ACCUMULATED                     ACCUMULATED NET
           NET INVESTMENT                 REALIZED LOSS ON
           INCOME                              INVESTMENTS
           -----------------------------------------------
           $56,057                                 $56,057

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2003        DECEMBER 31, 2002
          ---------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                  $10,318,915              $13,188,688

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $373,305,480
                 Federal tax cost of other investments        27,911,045
                                                            ------------
                 Total federal tax cost                     $401,216,525
                                                            ============

                 Gross unrealized appreciation              $ 24,108,597
                 Gross unrealized depreciation                (9,535,087)
                                                            ------------
                 Net unrealized appreciation                $ 14,573,510
                                                            ============

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

17  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                  YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                      SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------

 Sold                                              4,700,517      $  5,228,306           6,640,466      $  7,730,503
 Dividends and/or distributions reinvested        10,318,915        10,318,915          10,550,950        13,188,688
 Redeemed                                        (44,620,806)      (49,800,201)        (72,474,275)      (82,546,943)
                                                 --------------------------------------------------------------------
 Net decrease                                    (29,601,374)     $(34,252,980)        (55,282,859)     $(61,627,752)
                                                 ====================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $1,006,253,446 and $1,034,326,515, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million.
--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the
 Portfolio. The Portfolio pays OFS a per account fee. For the year ended
 December 31, 2003, the Portfolio paid $10,012 to OFS for services to the
 Portfolio.
    Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

18  |  TOTAL RETURN PORTFOLIO

    The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
 "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
    The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The
 Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
    Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets
 and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the
 Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                        UNREALIZED
                                   EXPIRATION     NUMBER OF      VALUATION AS OF      APPRECIATION
 CONTRACT DESCRIPTION                   DATES     CONTRACTS    DECEMBER 31, 2003     (DEPRECIATION)
---------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 U.S. Long Bonds                      3/22/04            32          $ 3,498,000          $ (1,503)
 U.S. Treasury Nts., 5 yr.            3/22/04            22            2,455,750            13,496
 U.S. Treasury Nts., 10 yr.           3/22/04            85            9,542,578           108,900
                                                                                          ---------
                                                                                           120,893
                                                                                          ---------
 CONTRACTS TO SELL
 U.S. Treasury Nts., 2 yr.            3/30/04            58           12,414,719           (39,472)
                                                                                          ---------
                                                                                          $ 81,421
                                                                                          =========

19  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. TOTAL RETURN SWAP CONTRACTS
 The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

 As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                       PAID BY                    RECEIVED BY
 SWAP                    NOTIONAL             THE PORTFOLIO AT               THE PORTFOLIO AT     TERMINATION         UNREALIZED
 COUNTERPARTY              AMOUNT            DECEMBER 31, 2003              DECEMBER 31, 2003            DATE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------

                                                                        Value of total return
                                                     One-Month             of Lehman Brothers
 Deutsche Bank AG      $3,722,000                   LIBOR Flat                     CMBS Index         6/30/04             $3,406

--------------------------------------------------------------------------------
 8. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 December 31, 2003 was $10,131,448, which represents 3.09% of the Portfolio's net assets.

--------------------------------------------------------------------------------
 9. BORROWING AND LENDING ARRANGEMENTS
 The Portfolio entered into an "interfund borrowing and lending arrangement"
 with other portfolios in the Oppenheimer funds complex, to allow portfolios to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to
 allow these affiliated portfolios to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Portfolio's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other
 Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager.
 The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another Portfolio, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.

    The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

                         Appendix A

                    RATINGS DEFINITIONS
                    -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those
ratings represent the opinion of the agency as to the
credit quality of issues that they rate. The summaries
below are based upon publicly available information
provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be
the best quality. They carry the smallest degree of
investment risk.  Interest payments are protected by a
large or by an exceptionally stable margin and principal is
secure.  While the various protective elements are likely
to change, the changes that can be expected are most
unlikely to impair the fundamentally strong position of
such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be
of high quality by all standards. Together with the "Aaa"
group, they comprise what are generally known as high-grade
bonds.  They are rated lower than the best bonds because
margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of
greater amplitude or there may be other elements present
which make the long-term risk appear somewhat larger than
that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many
favorable investment attributes and are to be considered as
upper-medium grade obligations.  Factors giving security to
principal and interest are considered adequate but elements
may be present which suggest a susceptibility to impairment
some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered
medium-grade obligations; that is, they are neither highly
protected nor poorly secured.  Interest payments and
principal security appear adequate for the present but
certain protective elements may be lacking or may be
characteristically unreliable over any great length of
time. Such bonds lack outstanding investment
characteristics and have speculative characteristics as
well.

Ba: Bonds and preferred stock rated "Ba" are judged to have
speculative elements. Their future cannot be considered
well-assured.  Often the protection of interest and
principal payments may be very moderate and thereby not
well safeguarded during both good and bad times over the
future.  Uncertainty of position characterizes bonds in
this class.

B: Bonds and preferred stock rated "B" generally lack
characteristics of the desirable investment. Assurance of
interest and principal payments or of maintenance of other
terms of the contract over any long period of time may be
small.

Caa: Bonds and preferred stock rated "Caa" are of poor
standing. Such issues may be in default or there may be
present elements of danger with respect to principal or
interest.
Ca: Bonds and preferred stock rated "Ca" represent
obligations which are speculative in a high degree. Such
issues are often in default or have other marked
shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest
class of rated bonds and can be regarded as having
extremely poor prospects of ever attaining any real
investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from "Aa" through "Caa." The
modifier "1" indicates that the obligation ranks in the
higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and the modifier "3"
indicates a ranking in the lower end of that generic rating
category. Advanced refunded issues that are secured by
certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to
honor senior financial obligations and contracts. Such
obligations generally have an original maturity not
exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of
senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of
senior short-term debt obligations. Earnings trends and
coverage ratios, while sound, may be more subject to
variation. Capitalization characteristics, while
appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of
senior short-term obligations. The effect of industry
characteristics and market compositions may be more
pronounced. Variability in earnings and profitability may
result in changes in the level of debt protection
measurements and may require relatively high financial
leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating
category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a
division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the
following considerations:
o     Likelihood of payment-capacity and willingness of the
      obligor to meet its financial commitment on an
      obligation in accordance with the terms of the
      obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the
      obligation in the event of bankruptcy,
      reorganization, or other arrangement under the laws
      of bankruptcy and other laws affecting creditors'
      rights.
   The issue ratings definitions are expressed in terms of
default risk. As such, they pertain to senior obligations
of an entity. Junior obligations are typically rated lower
than senior obligations, to reflect the lower priority in
bankruptcy, as noted above.

AAA:  An  obligation  rated  "AAA" have the  highest  rating assigned by  Standard & Poor's.  The  obligor's  capacity to
meet  its  financial   commitment   on  the   obligation  is
extremely strong.

AA: An  obligation  rated "AA" differ from the highest rated obligations only in small degree.  The obligor's capacity to meet its  financial  commitment  on the  obligation  is very strong.

A: An obligation  rated "A" are somewhat more susceptible to
the  adverse  effects  of  changes  in   circumstances   and
economic   conditions   than   obligations  in  higher-rated
categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit  adequate  protection
parameters.   However,   adverse   economic   conditions  or
changing   circumstances  are  more  likely  to  lead  to  a
weakened  capacity  of the  obligor  to meet  its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are
regarded as having significant speculative characteristics.
`BB' indicates the least degree of speculation and `C' the
highest. While such obligations will likely have some
quality and protective characteristics, these may be
outweighed by large uncertainties or major exposures to
adverse conditions.

BB:  An  obligation   rated  "BB"  are  less  vulnerable  to
nonpayment  than other  speculative  issues.  However,  they face major  ongoing  uncertainties  or  exposure  to adverse business,  financial,  or  economic  conditions  which could lead  to the  obligor's  inadequate  capacity  to  meet  its financial commitment on the obligation.

B:  An   obligation   rated  "B"  are  more   vulnerable  to
nonpayment  than  obligations  rated  "BB",  but the obligor currently has the capacity to meet its financial  commitment on the obligation.  Adverse business, financial, or economic conditions  will  likely  impair the  obligor's  capacity or
willingness   to  meet  its  financial   commitment  on  the
obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to nonpayment,  and  are  dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor  is not  likely  to have  the  capacity  to meet its financial commitment on the obligation.

CC:  An   obligation   rated  "CC"  are   currently   highly
vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated
"C" are currently highly  vulnerable to nonpayment.  The "C"
rating may be used to cover a situation  where a  bankruptcy petition  has  been  filed  or  similar  action  taken,  but payments on this obligation are being continued.  A "C" also will be assigned  to a  preferred  stock issue in arrears on dividends  or sinking fund  payments,  but that is currently paying.

D: An obligation rated "D" are in payment  default.  The "D"
rating  category is used when payments on an obligation  are not  made  on the  date  due  even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes that such  payments  will be made during such grace  period.
The "D"  rating  also  will be used  upon  the  filing  of a bankruptcy  petition  or the  taking of a similar  action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show relative
standing within the major rating categories.

c: The `c' subscript is used to provide additional
information to investors that the bank may terminate its
obligation to purchase tendered bonds if the long-term
credit rating of the issuer is below an investment-grade
level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional.
A provisional rating assumes the successful completion of
the project financed by the debt being rated and indicates
that payment of debt service requirements is largely or
entirely dependent upon the successful, timely completion
of the project. This rating, however, while addressing
credit quality subsequent to completion of the project,
makes no comment on the likelihood of or the risk of
default upon failure of such completion. The investor
should exercise his own judgment with respect to such
likelihood and risk.

Continuance of the ratings is contingent upon Standard &
Poor's receipt of an executed copy of the escrow agreement
or closing documentation confirming investments and cash
flows.

r: The `r' highlights derivative, hybrid, and certain other
obligations that Standard & Poor's believes may experience
high volatility or high variability in expected returns as
a result of noncredit risks. Examples of such obligations
are securities with principal or interest return indexed to
equities, commodities, or currencies; certain swaps and
options; and interest-only and principal-only mortgage
securities. The absence of an `r' symbol should not be
taken as an indication that an obligation will exhibit no
volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and
its territories are rated on the same basis as domestic
corporate and municipal issues. The ratings measure the
creditworthiness of the obligor but do not take into
account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the
Comptroller of the Currency, bonds rated in the top four
categories (`AAA', `AA', `A', `BBB', commonly known as
investment-grade ratings) generally are regarded as
eligible for bank investment. Also, the laws of various
states governing legal investments impose certain rating or
other standards for obligations eligible for investment by
savings banks, trust companies, insurance companies, and
fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those
obligations considered short-term in the relevant market.
In the U.S., for example, that means obligations with an
original maturity of no more than 365 days-including
commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the
highest category by Standard & Poor's. The obligor's
capacity to meet its financial commitment on the obligation
is strong. Within this category, certain obligations are
designated with a plus sign (+). This indicates that the
obligor's capacity to meet its financial commitment on
these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more
susceptible to the adverse effects of changes in
circumstances and economic conditions than obligations in
higher rating categories. However, the obligor's capacity
to meet its financial commitment on the obligation is
satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate
protection parameters. However, adverse economic conditions
or changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having
significant speculative characteristics. The obligor
currently has the capacity to meet its financial commitment
on the obligation; however, it faces major ongoing
uncertainties which could lead to the obligor's inadequate
capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently
vulnerable to nonpayment and is dependent upon favorable
business, financial, and economic conditions for the
obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default.
The "D" rating category is used when payments on an
obligation are not made on the date due even if the
applicable grace period has not expired, unless Standard &
Poor's believes that such payments will be made during such
grace period. The "D" rating also will be used upon the
filing of a bankruptcy petition or the taking of a similar
action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity
factors and market access risks unique to notes. Notes due
in three years or less will likely receive a note rating.
Notes maturing beyond three years will most likely receive
a long-term debt rating. The following criteria will be
used in making that assessment:
o     Amortization schedule-the larger the final maturity
      relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on
      the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An
issue with a very strong capacity to pay debt service is
given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest,
with some vulnerability to adverse financial and economic
changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet
foreign currency or local currency commitments. Both
"foreign currency" and "local currency" ratings are
internationally comparable assessments. The local currency
rating measures the probability of payment within the
relevant sovereign state's currency and jurisdiction and
therefore, unlike the foreign currency rating, does not
take account of the possibility of foreign exchange
controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and
local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the
lowest expectation of credit risk. They are assigned only
in the case of exceptionally strong capacity for timely
payment of financial commitments. This capacity is highly
unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very
low expectation of credit risk. They indicate a very strong
capacity for timely payment of financial commitments. This
capacity is not significantly vulnerable to foreseeable
events.

A: High Credit Quality. "A" ratings denote a low
expectation of credit risk. The capacity for timely payment
of financial commitments is considered strong. This
capacity may, nevertheless, be more vulnerable to changes
in circumstances or in economic conditions than is the case
for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there
is currently a low expectation of credit risk. The capacity
for timely payment of financial commitments is considered
adequate, but adverse changes in circumstances and in
economic conditions are more likely to impair this
capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a
possibility of credit risk developing, particularly as the
result of adverse economic change over time. However,
business or financial alternatives may be available to
allow financial commitments to be met. Securities rated in
this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that
significant credit risk is present, but a limited margin of
safety remains. Financial commitments are currently being
met. However, capacity for continued payment is contingent
upon a sustained, favorable business and economic
environment.

CCC, CC C: High Default Risk.  Default is a real
possibility. Capacity for meeting financial commitments is
solely reliant upon sustained, favorable business or
economic developments. A "CC" rating indicates that default
of some kind appears probable. "C" ratings signal imminent
default.

DDD, DD, and D: Default. The ratings of obligations in this
category are based on their prospects for achieving partial
or full recovery in a reorganization or liquidation of the
obligor. While expected recovery values are highly
speculative and cannot be estimated with any precision, the
following serve as general guidelines. "DDD" obligations
have the highest potential for recovery, around 90%-100% of
outstanding amounts and accrued interest. "DD" indicates
potential recoveries in the range of 50%-90%, and "D" the
lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or
all of their obligations. Entities rated "DDD" have the
highest prospect for resumption of performance or continued
operation with or without a formal reorganization process.
Entities rated "DD" and "D" are generally undergoing a
formal reorganization or liquidation process; those rated
"DD" are likely to satisfy a higher portion of their
outstanding obligations, while entities rated "D" have a
poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating
symbol to denote relative status within the major rating
categories.  Plus and minus signs are not added to the
"AAA" category or to categories below "CCC," nor to
short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and
local currency ratings. A short-term rating has a time
horizon of less than 12 months for most obligations, or up
to three years for U.S. public finance securities, and thus
places greater emphasis on the liquidity necessary to meet
financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely
payment of financial commitments. May have an added "+" to
denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely
payment of financial commitments, but the margin of safety
is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of
financial commitments is adequate. However, near-term
adverse changes could result in a reduction to
non-investment grade.

B: Speculative. Minimal capacity for timely payment of
financial commitments, plus vulnerability to near-term
adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely
reliant upon a sustained, favorable business and economic
environment.

D: Default. Denotes actual or imminent payment default.

                            B-1
                         Appendix B

                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

--------------------------------------------------------

Panorama Series Fund, Inc.

------------------------------------------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado  80217
      1-888-470-0861

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York  11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Portfolios
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Directors
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York  10019

PX.PAN.001.0404